                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07755

                            Nuveen Multistate Trust II
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
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                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                        Date of fiscal year end: February 28
                                                 ------------

                    Date of reporting period:  February 28, 2006
                                              ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                        NUVEEN INVESTMENTS MUTUAL FUNDS

                        Annual Report  Dependable, tax-free income
              dated February 28, 2006  because it's not what you earn, it's what you keep.(R)

                                    [GRAPHIC]



                           Nuveen Investments
                           Municipal Bond Funds

                           Nuveen Connecticut Municipal Bond Fund
                           Nuveen New Jersey Municipal Bond Fund
                           Nuveen New York Municipal Bond Fund
                           Nuveen New York Insured Municipal Bond Fund

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                                    [GRAPHIC]



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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments and Fund Spotlight sections of this report.

This letter is dated the same day that most income tax forms are due. I can think of no better way to remind you of some of the advantages and benefits that can come from a tax-free investment like your Fund.

In addition to lowering your tax bill, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification - a potential way to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. Your financial advisor can explain these advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the internet. Sign up is quick and easy
- just follow the step-by-step instructions.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 17, 2006



 "This letter is dated the same day that most income tax forms are due. I can think of no better way to remind you of some of the advantages and benefits that can come from a tax-free investment like your Fund."


                             Annual Report  Page 1

  Portfolio Manager's Comments

  Nuveen Connecticut Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund, Nuveen New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund

  Portfolio manager Paul Brennan examines key investment strategies and the performance of the Nuveen Connecticut, New Jersey, New York, and New York Insured Municipal Bond Funds. Paul, who has 15 years of investment experience, has managed the Connecticut, New York, and New York Insured Funds since 1999 and the New Jersey Fund since 2003.

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What factors had the greatest influence on the U.S. economy and the national and state municipal markets during the 12-month period ended February 28, 2006?

The U.S. economy continued to expand steadily through the year, with U.S. gross domestic product growing at annualized rates of 3.3 percent during the second quarter of 2005, 4.1 percent during the year's third quarter, and 1.7 percent in the fourth. For all of 2005, the nation's economy expanded at a 3.5 percent pace.

This performance was better than many analysts expected. However, it also caused concern among some fixed-income investors, who worried that continued growth might lead to higher inflation, higher interest rates and falling bond prices. In fact, inflation, led by sharply higher energy prices, did generally rise throughout the period, encouraging the Federal Reserve Board to maintain its program of short-term interest rate increases. At each of its eight meetings during this 12-month period, the Fed raised rates by a quarter-percentage-point. As of February 28, 2006, the fed funds rate stood at
4.50 percent, up from 2.50 percent a year earlier. (On March 22, 2006, the Federal Reserve raised the fed funds rate to 4.75 percent.)

As expected, shorter-term municipal bond yields rose roughly in line with the fed funds rate hikes, and prices fell accordingly (yields and prices move in opposite directions). Longer-term municipal bonds, however, proved to be surprisingly resilient. Many of their yields actually fell modestly over the period, as many investors apparently concluded that inflation was likely to remain manageable for the foreseeable future. This situation led to a flattening of the yield curve - a narrowing of the gap between short- and long-term municipal yields.

Issuance of new municipal bonds nationally during 2005 reached a record $408 billion, a 14 percent increase over 2004 levels. Part of this was driven by significant refinancing activity, as states and municipalities sought to take advantage of the still historically attractive interest-rate environment. However, issuance moderated as the period progressed and rates rose, with new supply in the first two months of 2006 falling 25 percent on a year-over-year basis. Trends were similar in New Jersey and New York, which issued approximately $16 billion and $43 billion, respectively, of municipal debt in 2005, representing corresponding year-over-year increases of 7 percent and 11 percent. By contrast, new Connecticut supply totaled about $6 billion during 2005 - a year-over-year decline of 17 percent. For the first two months of 2006, however, Connecticut's municipal issuance soared 162 percent - a sharp contrast from the 85 percent supply decline for New Jersey and 30 percent drop for New York over this same period.

Connecticut's economy continued to recover during the 12-month reporting period, turning in its seventh consecutive quarter of payroll expansion. Recent gains have been led by the financial and professional and business services sectors. The state's unemployment rate of 4.5 percent as of February 2006 was below the national average of 4.8 percent and a 0.5 percent improvement over the prior year's figure. In its current biennial budget, Connecticut was able to close a projected $2.5 billion deficit through a combination of tax increases, spending cuts, and use of one-time revenues. At period end, state officials were projecting a $337 million surplus in

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The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Average Annual Total Returns as of 2/28/06
--------------------------------------------------------------------------------

                                              1-Year 5-Year 10-Year
                                              ---------------------
            Nuveen Connecticut Municipal Bond
              Fund
             A Shares at NAV                   3.55%  5.35%   5.31%
             A Shares at Offer                -0.78%  4.45%   4.86%
            Lipper Connecticut Municipal Debt
              Funds Category Average/1/        2.87%  4.62%   4.92%
            Lehman Brothers Municipal Bond
              Index/2/                         3.87%  5.51%   5.80%
            -------------------------------------------------------

            Nuveen New Jersey Municipal Bond
              Fund
             A Shares at NAV                   3.89%  5.10%   5.26%
             A Shares at Offer                -0.51%  4.20%   4.81%
            Lipper New Jersey Municipal Debt
              Funds Category Average/1/        3.33%  4.71%   4.87%
            Lehman Brothers Municipal Bond
              Index/2/                         3.87%  5.51%   5.80%
            -------------------------------------------------------

            Nuveen New York Municipal Bond
              Fund
             A Shares at NAV                   3.88%  5.41%   5.56%
             A Shares at Offer                -0.49%  4.50%   5.11%
            Lipper New York Municipal Debt
              Funds Category Average/1/        3.52%  4.77%   4.99%
            Lehman Brothers Municipal Bond
              Index/2/                         3.87%  5.51%   5.80%
            -------------------------------------------------------

            Nuveen New York Insured Municipal
              Bond Fund
             A Shares at NAV                   3.19%  5.25%   5.09%
             A Shares at Offer                -1.15%  4.35%   4.64%
            Lipper New York Insured Municipal
              Debt Funds Category Average/1/   2.93%  4.74%   4.81%
            Lehman Brothers Municipal Bond
              Index/2/                         3.87%  5.51%   5.80%
            -------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Connecticut's general fund. Late in the period, rating agencies Moody's and Standard & Poor's (S&P) both reaffirmed their credit ratings for the state - Aa3 with a stable outlook from Moody's, and AA with a stable outlook from S&P.

New Jersey's economy, closely tied to that of New York City, benefited from an influx of jobs from the city. Revenue collections in New Jersey were solid, with state officials reporting that tax revenues for the first six months of the 2006 fiscal year exceeded projections by $16 million. At period end, New Jersey's unemployment rate was 4.7 percent, modestly below the national average though above the 4.4 percent total of a year earlier. Even though New Jersey's debt levels were among the nation's highest - leading to lawsuits filed against the state - S&P raised the Garden State's credit rating to AA from AA- during the period, while Moody's maintained its Aa3 rating with a stable outlook.

New York's economy continued to strengthen, due in large part to a boost from its dominant financial services industry. With the improved economy has come a brighter fiscal outlook. New York is projected to end the 2006 fiscal year with a $2 billion surplus, following several years of multi-billion-dollar budget deficits. Early in 2006, Governor George Pataki proposed a $111 billion fiscal 2007 budget that includes a variety of tax reductions - except for a cigarette-tax increase - as well as cuts in Medicaid spending. At period end, New York's unemployment rate stood at 4.7 percent, modestly below the national average and 0.4 percent better than a year earlier. Moody's upgraded the state's credit rating to Aa3 from A1 during the period, while S&P maintained its AA rating.


--------------------------------------------------------------------------------

1For each Fund, the Lipper category average shown represents the average annualized total return for all reporting funds for the periods ended February 28, 2006. The Lipper categories contained 22, 21 and 15 funds in the Lipper Connecticut Municipal Debt Funds Category, 57, 50 and 42 funds in the Lipper New Jersey Municipal Debt Funds Category, 107, 91 and 64 funds in the Lipper New York Municipal Debt Funds Category and 8, 8 and 7 funds in the Lipper New York Insured Municipal Debt Funds Category for the respective one-, five- and ten-year periods ended February 28, 2006. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

                             Annual Report  Page 3

How did the Funds perform during the 12 months ended February 28, 2006?

The nearby chart provides total return performance information for the four Funds for the one-year, five-year, and ten-year periods ended February 28, 2006. Each Fund's total return performance is compared with the Fund's corresponding Lipper peer fund category, as well as with the national Lehman Brothers Municipal Bond Index. The reasons for each Fund's variance from its corresponding state-specific Lipper peer fund category average and the national Lehman Brothers index are discussed later in the report. Although we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national average is imperfect since most of the national index's results come from out-of-state bonds.

What strategies were used to manage the Funds, and how did these strategies influence performance?

Nuveen Connecticut Municipal Bond Fund

During the 12-month reporting period, the Connecticut Fund's Class A shares at net asset value outperformed the Fund's Lipper peer group average but trailed the national Lehman Brothers Index.

The Fund's duration positioning had a favorable impact on performance over this period. Duration is a measure of a bond's price sensitivity as interest rates changes, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations. Specifically, our emphasis on intermediate- to longer-term bonds was helpful, since these were some of the market's best-performing bonds of the 12 months. Also, the portfolio's lower-rated holdings benefited from their relatively strong performance that came from consistent demand for higher yields. For example, some of the best-performing securities were tobacco, health care, and industrial development revenue bonds. The Fund also was helped by the strong performance of several specific securities, with some airline and hospital bonds continuing to recover from earlier financial difficulties. Although there were no dramatically negative influences on the Fund's performance during the 12-month period, the Fund's shorter-duration holdings lagged relative to longer-duration securities in response to rising shorter-term interest rates. The rate increase on the short end of the yield curve also had a negative effect on the income levels of an inverse-floating-rate bond in the portfolio.

As mentioned, we continued to emphasize intermediate- and longer-term bonds, which we believed offered our shareholders compelling value potential. The specific maturities in which we invested within this range varied throughout the period, depending on market conditions and the availability of securities. In general, however, we focused on bonds with maturities of around 15 years, although we sometimes found suitable opportunities with maturities of as long as 30 years. The proceeds for many of these purchases were generated by selling some shorter-maturity holdings.

In addition, almost all of the new bonds added during the period were of very high credit quality. This was partly because we believed that they offered better value prospects than their lower-rated counterparts, and partly because the vast majority of Connecticut supply tended to be highly rated. In recent years, as lower-rated bonds have performed well and their prices rose, our desire to increase the Fund's exposure to lower-rated bonds has diminished. However, despite our caution about buying new lower-rated holdings, we were comfortable with those we already owned and did not sell any during the 12-month reporting period. We do, however, plan to keep our eyes open for future opportunities to do so, given the right circumstances.

Nuveen New Jersey Municipal Bond Fund

The New Jersey Fund's Class A shares at net asset value outpaced the Fund's Lipper peer group average and performed in line with the national Lehman Brothers index during the 12 months ending February 28, 2006.

As with the Connecticut Fund, the portfolio's yield curve positioning - and specifically our focus on the curve's strong-performing long-intermediate portion - was a significant positive element in the


                             Annual Report  Page 4

Fund's performance. Not surprisingly, given market conditions, our shorter-term investments tended to underperform due to the rising short-term rate environment. Our focus on lower-rated bonds also helped performance over this period as strong demand helped their returns. In particular, we saw strong results from our tobacco holdings. Tobacco bonds did well in most states, but particularly so in New Jersey because investors were expecting the securities to be refunded in the near future. Other favorable contributors included a good-sized weighting in lower-rated hospital and long-term-care bonds, both of which performed very well for the portfolio.

We managed the New Jersey Fund very similarly to that of the Connecticut Fund. We continued to emphasize the long-intermediate portion of the yield curve and, for new purchases, favored higher-quality issues. By contrast, we found few lower-rated opportunities offering attractive enough values. In general, new purchases during the period consisted of a wide variety of issues that provided suitable credit quality and duration characteristics. Sales tended to be of shorter-duration bonds, which were vulnerable in the rising rates environment. A number of these holdings were bonds that had been recently pre-refunded, or refinanced and replaced with high-quality short-term debt.

Nuveen New York and New York Insured Municipal Bond Funds

Both New York Funds' Class A shares at net asset value outpaced their Lipper peer group averages during the period. In addition, the uninsured Fund performed in line with the national Lehman Brothers index, while the insured Fund, which does not invest in lower-rated, higher-yielding securities, trailed this national benchmark.

Both Funds benefited from favorable yield curve positioning. Our emphasis on long-intermediate bonds contributed greatly to results, as these types of securities continued to perform very well. The uninsured Fund was helped by its holdings in lower-rated New York bonds, including positions in the health care, multifamily housing, and tobacco sectors. Tobacco bonds did especially well, as many of our holdings were pre-refunded, which led to price increases. However, inverse-floating-rate securities had a modest negative impact on performance in both Funds as interest rates rose.

Our basic approach to managing the New York Funds was the same as with the Connecticut and New Jersey Funds. In both the insured and uninsured portfolios, our primary focus was on yield curve positioning - maintaining our exposure to the long-intermediate portion of the curve and adding new bonds when appropriate. Again, proceeds for many of these purchases came from selling some of our shorter-maturity holdings. By actively selling these maturities, we were able to lock in recent gains, reinvest in longer bonds that we believed offered good value, and in our opinion improve the longer-term income and return potential of the Funds.

Dividend Information

During the reporting period, all four Funds saw a decline in their monthly dividend. These reductions were the result of bonds in the portfolios being called or retired, requiring us to reinvest the proceeds in securities offering lower prevailing interest rates.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 28, 2006, all four Funds in this report had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes.


                             Annual Report  Page 5

     Nuveen Connecticut Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]


               Lehman Brothers    Nuveen Connecticut    Nuveen Connecticut
                  Municipal           Municipal           Municipal Bond
                 Bond Index         Bond Fund (NAV)        Fund (Offer)
              -----------------   -------------------  --------------------
 2/1/1996         $10,000.00          $10,000.00             $9,580.00
 3/1/1996           9,872.00            9,855.70              9,441.76
 4/1/1996           9,844.36            9,814.31              9,402.11
 5/1/1996           9,840.42            9,860.53              9,446.39
 6/1/1996           9,947.68            9,952.83              9,534.81
 7/1/1996          10,038.21           10,046.98              9,625.01
 8/1/1996          10,036.20           10,054.01              9,631.74
 9/1/1996          10,176.70           10,206.13              9,777.47
10/1/1996          10,291.70           10,291.76              9,859.51
11/1/1996          10,480.04           10,464.97             10,025.44
12/1/1996          10,436.02           10,432.53              9,994.36
 1/1/1997          10,455.85           10,439.83             10,001.36
 2/1/1997          10,552.05           10,546.32             10,103.37
 3/1/1997          10,411.70           10,422.40              9,984.66
 4/1/1997          10,499.16           10,509.53             10,068.13
 5/1/1997          10,656.65           10,647.73             10,200.52
 6/1/1997          10,770.67           10,756.02             10,304.26
 7/1/1997          11,069.02           11,038.58             10,574.96
 8/1/1997          10,964.97           10,942.65             10,483.06
 9/1/1997          11,095.46           11,052.30             10,588.10
10/1/1997          11,166.47           11,141.93             10,673.97
11/1/1997          11,232.35           11,200.65             10,730.22
12/1/1997          11,396.34           11,353.54             10,876.69
 1/1/1998          11,513.72           11,453.22             10,972.19
 2/1/1998          11,517.18           11,469.14             10,987.44
 3/1/1998          11,527.54           11,495.52             11,012.71
 4/1/1998          11,475.67           11,426.43             10,946.52
 5/1/1998          11,656.99           11,602.29             11,114.99
 6/1/1998          11,702.45           11,650.44             11,161.12
 7/1/1998          11,731.70           11,676.77             11,186.34
 8/1/1998          11,913.55           11,832.65             11,335.68
 9/1/1998          12,062.47           11,945.65             11,443.94
10/1/1998          12,062.47           11,939.80             11,438.33
11/1/1998          12,104.68           11,988.39             11,484.88
12/1/1998          12,134.95           12,015.37             11,510.72
 1/1/1999          12,279.35           12,118.94             11,609.95
 2/1/1999          12,225.32           12,101.37             11,593.11
 3/1/1999          12,242.44           12,105.85             11,597.40
 4/1/1999          12,273.04           12,143.74             11,633.70
 5/1/1999          12,201.86           12,081.20             11,573.79
 6/1/1999          12,026.15           11,939.61             11,438.14
 7/1/1999          12,069.45           11,944.14             11,442.49
 8/1/1999          11,972.89           11,790.06             11,294.88
 9/1/1999          11,977.68           11,749.15             11,255.69
10/1/1999          11,848.32           11,570.80             11,084.83
11/1/1999          11,973.91           11,644.27             11,155.21
12/1/1999          11,884.11           11,556.59             11,071.22
 1/1/2000          11,833.01           11,480.20             10,998.03
 2/1/2000          11,970.27           11,636.10             11,147.39
 3/1/2000          12,232.42           11,851.02             11,353.28
 4/1/2000          12,160.25           11,808.83             11,312.86
 5/1/2000          12,097.02           11,730.90             11,238.20
 6/1/2000          12,417.59           11,996.01             11,492.18
 7/1/2000          12,590.19           12,167.80             11,656.75
 8/1/2000          12,784.08           12,340.34             11,822.04
 9/1/2000          12,717.60           12,297.76             11,781.26
10/1/2000          12,856.22           12,399.59             11,878.80
11/1/2000          12,953.93           12,465.43             11,941.88
12/1/2000          13,273.89           12,774.70             12,238.16
 1/1/2001          13,405.31           12,841.00             12,301.67
 2/1/2001          13,448.20           12,932.30             12,389.14
 3/1/2001          13,569.24           13,036.27             12,488.75
 4/1/2001          13,422.69           12,918.16             12,375.60
 5/1/2001          13,567.65           13,046.44             12,498.49
 6/1/2001          13,658.56           13,162.95             12,610.10
 7/1/2001          13,860.70           13,354.99             12,794.08
 8/1/2001          14,089.40           13,585.63             13,015.04
 9/1/2001          14,041.50           13,552.21             12,983.02
10/1/2001          14,208.59           13,683.13             13,108.44
11/1/2001          14,089.24           13,585.84             13,015.23
12/1/2001          13,955.39           13,488.29             12,921.79
 1/1/2002          14,196.82           13,672.27             13,098.04
 2/1/2002          14,368.60           13,793.96             13,214.61
 3/1/2002          14,086.98           13,567.05             12,997.23
 4/1/2002          14,362.38           13,754.54             13,176.85
 5/1/2002          14,449.70           13,838.58             13,257.36
 6/1/2002          14,602.44           13,975.45             13,388.48
 7/1/2002          14,790.22           14,152.24             13,557.84
 8/1/2002          14,968.00           14,316.40             13,715.11
 9/1/2002          15,295.95           14,680.33             14,063.75
10/1/2002          15,042.35           14,380.26             13,776.29
11/1/2002          14,979.92           14,319.29             13,717.88
12/1/2002          15,295.85           14,659.66             14,043.95
 1/1/2003          15,257.15           14,568.33             13,956.46
 2/1/2003          15,470.44           14,829.68             14,206.84
 3/1/2003          15,479.72           14,833.09             14,210.10
 4/1/2003          15,582.20           15,000.56             14,370.54
 5/1/2003          15,946.98           15,373.62             14,727.93
 6/1/2003          15,879.05           15,251.56             14,610.99
 7/1/2003          15,323.28           14,630.82             14,016.32
 8/1/2003          15,437.74           14,716.41             14,098.32
 9/1/2003          15,891.46           15,150.84             14,514.50
10/1/2003          15,811.53           15,097.05             14,462.98
11/1/2003          15,976.44           15,302.98             14,660.25
12/1/2003          16,108.72           15,418.36             14,770.79
 1/1/2004          16,201.03           15,463.23             14,813.77
 2/1/2004          16,445.01           15,751.00             15,089.46
 3/1/2004          16,387.46           15,681.69             15,023.06
 4/1/2004          15,999.07           15,266.13             14,624.95
 5/1/2004          15,941.48           15,223.38             14,584.00
 6/1/2004          15,998.87           15,267.53             14,626.29
 7/1/2004          16,210.05           15,485.86             14,835.45
 8/1/2004          16,534.25           15,792.48             15,129.19
 9/1/2004          16,621.88           15,880.91             15,213.92
10/1/2004          16,764.83           16,042.90             15,369.10
11/1/2004          16,627.36           15,882.47             15,215.41
12/1/2004          16,830.21           16,120.71             15,443.64
 1/1/2005          16,986.74           16,285.14             15,601.16
 2/1/2005          16,930.68           16,206.97             15,526.28
 3/1/2005          16,824.02           16,082.18             15,406.73
 4/1/2005          17,089.84           16,350.75             15,664.02
 5/1/2005          17,211.17           16,497.91             15,804.99
 6/1/2005          17,317.88           16,585.35             15,888.76
 7/1/2005          17,239.95           16,490.81             15,798.19
 8/1/2005          17,414.08           16,655.72             15,956.18
 9/1/2005          17,297.40           16,544.12             15,849.27
10/1/2005          17,191.89           16,401.84             15,712.97
11/1/2005          17,274.41           16,485.49             15,793.10
12/1/2005          17,422.97           16,637.16             15,938.40
 1/1/2006          17,470.01           16,663.78             15,963.90
 2/1/2006          17,587.06           16,782.09             16,077.24



================================================================================

     Nuveen New Jersey Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]




             Lehman Brothers       Nuveen New Jersey     Nuveen New Jersey
                Municipal              Municipal             Municipal
               Bond Index           Bond Fund (NAV)       Bond Fund (Offer)
             --------------         ---------------      ------------------
   2/1/96      $10,000.00             $10,000.00              $9,580.00
   3/1/96        9,872.00               9,885.30               9,470.12
   4/1/96        9,844.36               9,858.02               9,443.98
   5/1/96        9,840.42               9,879.61               9,464.66
   6/1/96        9,947.68               9,960.22               9,541.89
   7/1/96       10,038.21              10,041.10               9,619.37
   8/1/96       10,036.20              10,053.05               9,630.82
   9/1/96       10,176.70              10,184.54               9,756.79
  10/1/96       10,291.70              10,256.55               9,825.77
  11/1/96       10,480.04              10,419.32               9,981.71
  12/1/96       10,436.02              10,391.08               9,954.66
   1/1/97       10,455.85              10,397.32               9,960.63
   2/1/97       10,552.05              10,485.38              10,045.00
   3/1/97       10,411.70              10,400.03               9,963.23
   4/1/97       10,499.16              10,509.34              10,067.94
   5/1/97       10,656.65              10,629.46              10,183.02
   6/1/97       10,770.67              10,718.96              10,268.76
   7/1/97       11,069.02              10,996.47              10,534.62
   8/1/97       10,964.97              10,898.71              10,440.97
   9/1/97       11,095.46              11,020.89              10,558.01
  10/1/97       11,166.47              11,112.25              10,645.54
  11/1/97       11,232.35              11,172.03              10,702.81
  12/1/97       11,396.34              11,317.27              10,841.95
   1/1/98       11,513.72              11,408.15              10,929.01
   2/1/98       11,517.18              11,435.07              10,954.80
   3/1/98       11,527.54              11,462.06              10,980.65
   4/1/98       11,475.67              11,380.79              10,902.80
   5/1/98       11,656.99              11,484.02              11,001.69
   6/1/98       11,702.45              11,576.81              11,090.58
   7/1/98       11,731.70              11,614.08              11,126.29
   8/1/98       11,913.55              11,750.55              11,257.03
   9/1/98       12,062.47              11,876.99              11,378.15
  10/1/98       12,062.47              11,881.50              11,382.48
  11/1/98       12,104.68              11,930.57              11,429.49
  12/1/98       12,134.95              11,923.77              11,422.97
   1/1/99       12,279.35              12,027.15              11,522.01
   2/1/99       12,225.32              12,006.94              11,502.65
   3/1/99       12,242.44              12,020.51              11,515.65
   4/1/99       12,273.04              12,068.35              11,561.48
   5/1/99       12,201.86              12,036.49              11,530.96
   6/1/99       12,026.15              11,901.32              11,401.47
   7/1/99       12,069.45              11,903.70              11,403.75
   8/1/99       11,972.89              11,741.93              11,248.77
   9/1/99       11,977.68              11,672.42              11,182.18
  10/1/99       11,848.32              11,497.68              11,014.78
  11/1/99       11,973.91              11,625.77              11,137.48
  12/1/99       11,884.11              11,484.17              11,001.83
   1/1/00       11,833.01              11,389.31              10,910.96
   2/1/00       11,970.27              11,566.30              11,080.51
   3/1/00       12,232.42              11,827.23              11,330.49
   4/1/00       12,160.25              11,743.02              11,249.81
   5/1/00       12,097.02              11,670.92              11,180.74
   6/1/00       12,417.59              11,995.72              11,491.90
   7/1/00       12,590.19              12,201.09              11,688.64
   8/1/00       12,784.08              12,370.80              11,851.23
   9/1/00       12,717.60              12,297.69              11,781.19
  10/1/00       12,856.22              12,419.93              11,898.30
  11/1/00       12,953.93              12,518.05              11,992.29
  12/1/00       13,273.89              12,863.17              12,322.92
   1/1/01       13,405.31              12,912.57              12,370.24
   2/1/01       13,448.20              13,023.10              12,476.13
   3/1/01       13,569.24              13,109.18              12,558.60
   4/1/01       13,422.69              12,970.36              12,425.60
   5/1/01       13,567.65              13,094.61              12,544.64
   6/1/01       13,658.56              13,219.40              12,664.19
   7/1/01       13,860.70              13,407.91              12,844.78
   8/1/01       14,089.40              13,609.83              13,038.22
   9/1/01       14,041.50              13,532.12              12,963.77
  10/1/01       14,208.59              13,684.09              13,109.36
  11/1/01       14,089.24              13,567.23              12,997.40
  12/1/01       13,955.39              13,462.89              12,897.45
   1/1/02       14,196.82              13,642.62              13,069.63
   2/1/02       14,368.60              13,810.02              13,230.00
   3/1/02       14,086.98              13,548.18              12,979.16
   4/1/02       14,362.38              13,769.15              13,190.85
   5/1/02       14,449.70              13,846.53              13,264.98
   6/1/02       14,602.44              13,950.66              13,364.73
   7/1/02       14,790.22              14,121.14              13,528.05
   8/1/02       14,968.00              14,278.87              13,679.16
   9/1/02       15,295.95              14,570.73              13,958.76
  10/1/02       15,042.35              14,288.64              13,688.52
  11/1/02       14,979.92              14,260.64              13,661.69
  12/1/02       15,295.85              14,555.69              13,944.35
   1/1/03       15,257.15              14,473.30              13,865.42
   2/1/03       15,470.44              14,687.65              14,070.77
   3/1/03       15,479.72              14,671.35              14,055.15
   4/1/03       15,582.20              14,791.51              14,170.26
   5/1/03       15,946.98              15,104.20              14,469.82
   6/1/03       15,879.05              14,991.37              14,361.73
   7/1/03       15,323.28              14,436.39              13,830.06
   8/1/03       15,437.74              14,558.38              13,946.93
   9/1/03       15,891.46              14,986.69              14,357.25
  10/1/03       15,811.53              14,928.09              14,301.11
  11/1/03       15,976.44              15,135.59              14,499.89
  12/1/03       16,108.72              15,245.17              14,604.87
   1/1/04       16,201.03              15,312.86              14,669.72
   2/1/04       16,445.01              15,579.00              14,924.68
   3/1/04       16,387.46              15,505.78              14,854.53
   4/1/04       15,999.07              15,104.18              14,469.80
   5/1/04       15,941.48              15,001.47              14,371.41
   6/1/04       15,998.87              15,085.48              14,451.89
   7/1/04       16,210.05              15,298.18              14,655.66
   8/1/04       16,534.25              15,599.55              14,944.37
   9/1/04       16,621.88              15,697.83              15,038.52
  10/1/04       16,764.83              15,840.68              15,175.37
  11/1/04       16,627.36              15,720.29              15,060.04
  12/1/04       16,830.21              15,908.94              15,240.76
   1/1/05       16,986.74              16,126.89              15,449.56
   2/1/05       16,930.68              16,080.12              15,404.76
   3/1/05       16,824.02              15,957.91              15,287.68
   4/1/05       17,089.84              16,222.81              15,541.46
   5/1/05       17,211.17              16,383.42              15,695.32
   6/1/05       17,317.88              16,485.00              15,792.63
   7/1/05       17,239.95              16,407.52              15,718.40
   8/1/05       17,414.08              16,583.08              15,886.59
   9/1/05       17,297.40              16,440.46              15,749.96
  10/1/05       17,191.89              16,328.67              15,642.86
  11/1/05       17,274.41              16,403.78              15,714.82
  12/1/05       17,422.97              16,551.41              15,856.25
   1/1/06       17,470.01              16,591.14              15,894.31
   2/1/06       17,587.06              16,705.62              16,003.98




The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 6

     Nuveen New York Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                [CHART]


             Lehman Brothers       Nuveen New York         Nuveen New York
                Municipal              Municipal              Municipal
                Bond Index         Bond Fund (NAV)        Bond Fund (Offer)
            -----------------      ---------------        -----------------
   2/1/96      $10,000.00            $10,000.00               $9,580.00
   3/1/96        9,872.00              9,864.20                9,449.90
   4/1/96        9,844.36              9,822.57                9,410.03
   5/1/96        9,840.42              9,828.37                9,415.58
   6/1/96        9,947.68              9,929.60                9,512.56
   7/1/96       10,038.21             10,050.25                9,628.13
   8/1/96       10,036.20             10,036.78                9,615.23
   9/1/96       10,176.70             10,187.63                9,759.75
  10/1/96       10,291.70             10,280.85                9,849.05
  11/1/96       10,480.04             10,465.59               10,026.04
  12/1/96       10,436.02             10,432.10                9,993.96
   1/1/97       10,455.85             10,411.14                9,973.87
   2/1/97       10,552.05             10,507.86               10,066.53
   3/1/97       10,411.70             10,385.44                9,949.25
   4/1/97       10,499.16             10,492.93               10,052.23
   5/1/97       10,656.65             10,641.30               10,194.36
   6/1/97       10,770.67             10,760.06               10,308.13
   7/1/97       11,069.02             11,103.19               10,636.86
   8/1/97       10,964.97             11,008.82               10,546.45
   9/1/97       11,095.46             11,129.14               10,661.72
  10/1/97       11,166.47             11,198.81               10,728.46
  11/1/97       11,232.35             11,258.28               10,785.43
  12/1/97       11,396.34             11,401.03               10,922.19
   1/1/98       11,513.72             11,513.22               11,029.66
   2/1/98       11,517.18             11,542.12               11,057.35
   3/1/98       11,527.54             11,560.58               11,075.04
   4/1/98       11,475.67             11,473.30               10,991.42
   5/1/98       11,656.99             11,672.36               11,182.12
   6/1/98       11,702.45             11,723.02               11,230.65
   7/1/98       11,731.70             11,750.22               11,256.71
   8/1/98       11,913.55             11,917.31               11,416.78
   9/1/98       12,062.47             12,052.57               11,546.36
  10/1/98       12,062.47             12,036.90               11,531.35
  11/1/98       12,104.68             12,086.37               11,578.74
  12/1/98       12,134.95             12,125.17               11,615.91
   1/1/99       12,279.35             12,227.87               11,714.30
   2/1/99       12,225.32             12,198.77               11,686.42
   3/1/99       12,242.44             12,213.65               11,700.68
   4/1/99       12,273.04             12,250.90               11,736.36
   5/1/99       12,201.86             12,199.20               11,686.83
   6/1/99       12,026.15             12,059.28               11,552.79
   7/1/99       12,069.45             12,064.94               11,558.22
   8/1/99       11,972.89             11,974.70               11,471.76
   9/1/99       11,977.68             11,940.81               11,439.30
  10/1/99       11,848.32             11,769.94               11,275.60
  11/1/99       11,973.91             11,864.92               11,366.59
  12/1/99       11,884.11             11,760.98               11,267.02
   1/1/00       11,833.01             11,703.00               11,211.48
   2/1/00       11,970.27             11,901.02               11,401.17
   3/1/00       12,232.42             12,158.44               11,647.78
   4/1/00       12,160.25             12,099.59               11,591.41
   5/1/00       12,097.02             12,004.85               11,500.65
   6/1/00       12,417.59             12,313.61               11,796.44
   7/1/00       12,590.19             12,480.59               11,956.40
   8/1/00       12,784.08             12,624.36               12,094.14
   9/1/00       12,717.60             12,528.04               12,001.86
  10/1/00       12,856.22             12,624.88               12,094.64
  11/1/00       12,953.93             12,708.71               12,174.94
  12/1/00       13,273.89             13,086.41               12,536.78
   1/1/01       13,405.31             13,170.95               12,617.77
   2/1/01       13,448.20             13,206.78               12,652.09
   3/1/01       13,569.24             13,292.36               12,734.08
   4/1/01       13,422.69             13,141.75               12,589.80
   5/1/01       13,567.65             13,274.88               12,717.33
   6/1/01       13,658.56             13,396.08               12,833.44
   7/1/01       13,860.70             13,606.00               13,034.54
   8/1/01       14,089.40             13,817.02               13,236.71
   9/1/01       14,041.50             13,723.48               13,147.10
  10/1/01       14,208.59             13,846.58               13,265.03
  11/1/01       14,089.24             13,763.23               13,185.17
  12/1/01       13,955.39             13,589.26               13,018.51
   1/1/02       14,196.82             13,802.75               13,223.03
   2/1/02       14,368.60             13,991.15               13,403.53
   3/1/02       14,086.98             13,762.82               13,184.78
   4/1/02       14,362.38             13,939.67               13,354.20
   5/1/02       14,449.70             14,038.36               13,448.75
   6/1/02       14,602.44             14,164.01               13,569.12
   7/1/02       14,790.22             14,356.50               13,753.52
   8/1/02       14,968.00             14,496.18               13,887.34
   9/1/02       15,295.95             14,837.57               14,214.39
  10/1/02       15,042.35             14,535.18               13,924.70
  11/1/02       14,979.92             14,501.17               13,892.12
  12/1/02       15,295.85             14,821.06               14,198.58
   1/1/03       15,257.15             14,745.92               14,126.59
   2/1/03       15,470.44             14,999.70               14,369.71
   3/1/03       15,479.72             14,979.15               14,350.02
   4/1/03       15,582.20             15,110.37               14,475.73
   5/1/03       15,946.98             15,461.83               14,812.44
   6/1/03       15,879.05             15,354.53               14,709.64
   7/1/03       15,323.28             14,784.87               14,163.91
   8/1/03       15,437.74             14,929.77               14,302.72
   9/1/03       15,891.46             15,385.57               14,739.38
  10/1/03       15,811.53             15,361.57               14,716.39
  11/1/03       15,976.44             15,558.51               14,905.05
  12/1/03       16,108.72             15,689.98               15,031.00
   1/1/04       16,201.03             15,750.23               15,088.72
   2/1/04       16,445.01             16,040.97               15,367.25
   3/1/04       16,387.46             15,943.12               15,273.51
   4/1/04       15,999.07             15,525.41               14,873.35
   5/1/04       15,941.48             15,455.55               14,806.42
   6/1/04       15,998.87             15,517.37               14,865.64
   7/1/04       16,210.05             15,740.82               15,079.71
   8/1/04       16,534.25             16,082.40               15,406.94
   9/1/04       16,621.88             16,174.07               15,494.76
  10/1/04       16,764.83             16,326.10               15,640.41
  11/1/04       16,627.36             16,149.78               15,471.49
  12/1/04       16,830.21             16,419.48               15,729.87
   1/1/05       16,986.74             16,585.32               15,888.74
   2/1/05       16,930.68             16,540.54               15,845.84
   3/1/05       16,824.02             16,404.91               15,715.90
   4/1/05       17,089.84             16,693.63               15,992.50
   5/1/05       17,211.17             16,828.85               16,122.04
   6/1/05       17,317.88             16,963.48               16,251.02
   7/1/05       17,239.95             16,883.76               16,174.64
   8/1/05       17,414.08             17,066.10               16,349.32
   9/1/05       17,297.40             16,939.81               16,228.34
  10/1/05       17,191.89             16,812.76               16,106.63
  11/1/05       17,274.41             16,881.69               16,172.66
  12/1/05       17,422.97             17,016.75               16,302.04
   1/1/06       17,470.01             17,042.27               16,326.50
   2/1/06       17,587.06             17,178.61               16,457.11


================================================================================

     Nuveen New York Insured Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                     [CHART]

             Lehman Brothers        Nuveen New York          Nuveen New York
                Municipal          Insured Municipal        Insured Municipal
                Bond Index          Bond Fund (NAV)         Bond Fund (Offer)
            -----------------      -----------------        -----------------
 2/1/1996      $10,000.00             $10,000.00                $ 9,580.00
 3/1/1996        9,872.00               9,805.80                  9,393.96
 4/1/1996        9,844.36               9,762.26                  9,352.25
 5/1/1996        9,840.42               9,775.64                  9,365.06
 6/1/1996        9,947.68               9,873.88                  9,459.18
 7/1/1996       10,038.21               9,982.00                  9,562.76
 8/1/1996       10,036.20               9,984.90                  9,565.53
 9/1/1996       10,176.70              10,113.40                  9,688.64
10/1/1996       10,291.70              10,213.32                  9,784.36
11/1/1996       10,480.04              10,381.94                  9,945.90
12/1/1996       10,436.02              10,335.95                  9,901.84
 1/1/1997       10,455.85              10,309.39                  9,876.39
 2/1/1997       10,552.05              10,401.76                  9,964.89
 3/1/1997       10,411.70              10,256.66                  9,825.88
 4/1/1997       10,499.16              10,340.66                  9,906.35
 5/1/1997       10,656.65              10,475.09                 10,035.13
 6/1/1997       10,770.67              10,569.89                 10,125.95
 7/1/1997       11,069.02              10,846.61                 10,391.05
 8/1/1997       10,964.97              10,739.87                 10,288.80
 9/1/1997       11,095.46              10,856.19                 10,400.23
10/1/1997       11,166.47              10,911.88                 10,453.58
11/1/1997       11,232.35              10,967.64                 10,507.00
12/1/1997       11,396.34              11,085.43                 10,619.84
 1/1/1998       11,513.72              11,193.40                 10,723.28
 2/1/1998       11,517.18              11,208.63                 10,737.86
 3/1/1998       11,527.54              11,213.33                 10,742.37
 4/1/1998       11,475.67              11,154.24                 10,685.76
 5/1/1998       11,656.99              11,315.42                 10,840.17
 6/1/1998       11,702.45              11,361.25                 10,884.07
 7/1/1998       11,731.70              11,396.69                 10,918.03
 8/1/1998       11,913.55              11,527.98                 11,043.81
 9/1/1998       12,062.47              11,648.91                 11,159.66
10/1/1998       12,062.47              11,651.71                 11,162.34
11/1/1998       12,104.68              11,664.18                 11,174.28
12/1/1998       12,134.95              11,688.55                 11,197.63
 1/1/1999       12,279.35              11,789.07                 11,293.93
 2/1/1999       12,225.32              11,759.13                 11,265.25
 3/1/1999       12,242.44              11,761.84                 11,267.84
 4/1/1999       12,273.04              11,786.54                 11,291.50
 5/1/1999       12,201.86              11,734.20                 11,241.37
 6/1/1999       12,026.15              11,592.81                 11,105.91
 7/1/1999       12,069.45              11,606.72                 11,119.24
 8/1/1999       11,972.89              11,508.87                 11,025.50
 9/1/1999       11,977.68              11,478.14                 10,996.06
10/1/1999       11,848.32              11,345.69                 10,869.17
11/1/1999       11,973.91              11,432.14                 10,951.99
12/1/1999       11,884.11              11,355.32                 10,878.39
 1/1/2000       11,833.01              11,289.68                 10,815.52
 2/1/2000       11,970.27              11,464.67                 10,983.16
 3/1/2000       12,232.42              11,697.98                 11,206.66
 4/1/2000       12,160.25              11,643.00                 11,153.99
 5/1/2000       12,097.02              11,576.05                 11,089.86
 6/1/2000       12,417.59              11,847.28                 11,349.69
 7/1/2000       12,590.19              12,003.07                 11,498.94
 8/1/2000       12,784.08              12,147.71                 11,637.50
 9/1/2000       12,717.60              12,080.41                 11,573.03
10/1/2000       12,856.22              12,202.66                 11,690.15
11/1/2000       12,953.93              12,303.70                 11,786.94
12/1/2000       13,273.89              12,606.49                 12,077.02
 1/1/2001       13,405.31              12,670.03                 12,137.89
 2/1/2001       13,448.20              12,721.98                 12,187.65
 3/1/2001       13,569.24              12,822.48                 12,283.94
 4/1/2001       13,422.69              12,692.33                 12,159.26
 5/1/2001       13,567.65              12,816.85                 12,278.54
 6/1/2001       13,658.56              12,917.46                 12,374.92
 7/1/2001       13,860.70              13,092.23                 12,542.36
 8/1/2001       14,089.40              13,255.49                 12,698.76
 9/1/2001       14,041.50              13,183.51                 12,629.81
10/1/2001       14,208.59              13,285.55                 12,727.56
11/1/2001       14,089.24              13,211.15                 12,656.29
12/1/2001       13,955.39              13,086.31                 12,536.68
 1/1/2002       14,196.82              13,288.62                 12,730.50
 2/1/2002       14,368.60              13,453.80                 12,888.74
 3/1/2002       14,086.98              13,213.11                 12,658.16
 4/1/2002       14,362.38              13,417.78                 12,854.24
 5/1/2002       14,449.70              13,506.74                 12,939.46
 6/1/2002       14,602.44              13,634.79                 13,062.13
 7/1/2002       14,790.22              13,788.86                 13,209.73
 8/1/2002       14,968.00              14,008.10                 13,419.76
 9/1/2002       15,295.95              14,410.42                 13,805.18
10/1/2002       15,042.35              14,109.81                 13,517.20
11/1/2002       14,979.92              14,049.71                 13,459.62
12/1/2002       15,295.85              14,406.15                 13,801.09
 1/1/2003       15,257.15              14,325.91                 13,724.22
 2/1/2003       15,470.44              14,591.51                 13,978.66
 3/1/2003       15,479.72              14,564.08                 13,952.39
 4/1/2003       15,582.20              14,750.93                 14,131.39
 5/1/2003       15,946.98              15,113.81                 14,479.03
 6/1/2003       15,879.05              14,964.48                 14,335.97
 7/1/2003       15,323.28              14,313.08                 13,711.93
 8/1/2003       15,437.74              14,489.42                 13,880.86
 9/1/2003       15,891.46              14,939.31                 14,311.86
10/1/2003       15,811.53              14,883.89                 14,258.76
11/1/2003       15,976.44              15,091.07                 14,457.25
12/1/2003       16,108.72              15,200.93                 14,562.49
 1/1/2004       16,201.03              15,226.93                 14,587.40
 2/1/2004       16,445.01              15,520.65                 14,868.79
 3/1/2004       16,387.46              15,391.83                 14,745.38
 4/1/2004       15,999.07              14,977.79                 14,348.73
 5/1/2004       15,941.48              14,947.84                 14,320.03
 6/1/2004       15,998.87              15,003.14                 14,373.01
 7/1/2004       16,210.05              15,231.19                 14,591.48
 8/1/2004       16,534.25              15,558.66                 14,905.20
 9/1/2004       16,621.88              15,656.68                 14,999.10
10/1/2004       16,764.83              15,797.59                 15,134.09
11/1/2004       16,627.36              15,584.32                 14,929.78
12/1/2004       16,830.21              15,830.56                 15,165.67
 1/1/2005       16,986.74              16,004.69                 15,332.50
 2/1/2005       16,930.68              15,908.66                 15,240.50
 3/1/2005       16,824.02              15,752.76                 15,091.14
 4/1/2005       17,089.84              16,044.19                 15,370.33
 5/1/2005       17,211.17              16,172.54                 15,493.29
 6/1/2005       17,317.88              16,285.75                 15,601.75
 7/1/2005       17,239.95              16,173.38                 15,494.09
 8/1/2005       17,414.08              16,378.78                 15,690.87
 9/1/2005       17,297.40              16,219.90                 15,538.67
10/1/2005       17,191.89              16,075.55                 15,400.37
11/1/2005       17,274.41              16,146.28                 15,468.13
12/1/2005       17,422.97              16,307.74                 15,622.82
 1/1/2006       17,470.01              16,312.63                 15,627.50
 2/1/2006       17,587.06              16,428.45                 15,738.46


The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 7

  Fund Spotlight as of 2/28/06            Nuveen Connecticut Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.65   $10.65   $10.64   $10.70
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0350  $0.0280  $0.0300  $0.0370
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0465  $0.0465  $0.0465  $0.0465
      --------------------------------------------------------------------
      Inception Date                    7/13/87  2/11/97 10/04/93  2/25/97
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 2/28/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           3.55% -0.78%
                 ---------------------------------------------
                 5-Year                           5.35%  4.45%
                 ---------------------------------------------
                 10-Year                          5.31%  4.86%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           2.84% -1.12%
                 ---------------------------------------------
                 5-Year                           4.58%  4.41%
                 ---------------------------------------------
                 10-Year                          4.69%  4.69%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           2.98%
                 ---------------------------------------------
                 5-Year                           4.77%
                 ---------------------------------------------
                 10-Year                          4.74%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           3.77%
                 ---------------------------------------------
                 5-Year                           5.56%
                 ---------------------------------------------
                 10-Year                          5.53%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                3.94%  3.78%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.41%  3.27%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    4.98%  4.77%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.15%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.67%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.90%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.38%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.87%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.19%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.15%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.61%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.27%
                 ---------------------------------------------

                            Average Annual Total Returns as of 3/31/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            3.20%       -1.11%
                            ------------------------------------------
                            5-Year            5.42%        4.52%
                            ------------------------------------------
                            10-Year           5.21%        4.75%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            2.40%       -1.54%
                            ------------------------------------------
                            5-Year            4.65%        4.48%
                            ------------------------------------------
                            10-Year           4.59%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            2.63%
                            ------------------------------------------
                            5-Year            4.86%
                            ------------------------------------------
                            10-Year           4.63%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            3.32%
                            ------------------------------------------
                            5-Year            5.63%
                            ------------------------------------------
                            10-Year           5.41%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $293,232
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    14.99
           ---------------------------------------------------------
           Average Duration                                     5.29
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2006.
2Paid December 1, 2005. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.5%.

                             Annual Report  Page 8

  Fund Spotlight as of 2/28/06            Nuveen Connecticut Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed                    67.4%
AA                                     18.2%
A                                       2.8%
BBB                                     9.0%
BB or Lower                             1.6%
N/R                                     1.0%


Industries/1/

                    Tax Obligation/General            20.7%
                    ---------------------------------------
                    Education and Civic Organizations 18.0%
                    ---------------------------------------
                    U.S. Guaranteed                   14.8%
                    ---------------------------------------
                    Tax Obligation/Limited            12.5%
                    ---------------------------------------
                    Water and Sewer                    6.6%
                    ---------------------------------------
                    Health Care                        6.4%
                    ---------------------------------------
                    Utilities                          6.3%
                    ---------------------------------------
                    Long-Term Care                     5.7%
                    ---------------------------------------
                    Other                              9.0%
                    ---------------------------------------

1As a percentage of total holdings as of February 28, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (9/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (2/28/06)    $1,007.60 $1,003.70 $1,004.80 $1,008.70 $1,020.78 $1,017.06 $1,018.05 $1,021.77
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.03 $    7.75 $    6.76 $    3.04 $    4.06 $    7.80 $    6.80 $    3.06
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .81%, 1.56%, 1.36% and .61% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                             Annual Report  Page 9

  Fund Spotlight as of 2/28/06             Nuveen New Jersey Municipal Bond Fund

================================================================================

    Quick Facts
                                        A Shares B Shares C Shares R Shares
    -----------------------------------------------------------------------
    NAV                                   $10.78   $10.78   $10.75   $10.80
    -----------------------------------------------------------------------
    Latest Monthly Dividend/1/           $0.0345  $0.0275  $0.0295  $0.0360
    -----------------------------------------------------------------------
    Latest Capital Gain Distribution/2/  $0.0428  $0.0428  $0.0428  $0.0428
    -----------------------------------------------------------------------
    Inception Date                       9/06/94  2/03/97  9/21/94  2/28/92
    -----------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 2/28/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           3.89% -0.51%
                 ---------------------------------------------
                 5-Year                           5.10%  4.20%
                 ---------------------------------------------
                 10-Year                          5.26%  4.81%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           3.09% -0.88%
                 ---------------------------------------------
                 5-Year                           4.33%  4.16%
                 ---------------------------------------------
                 10-Year                          4.63%  4.63%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           3.33%
                 ---------------------------------------------
                 5-Year                           4.55%
                 ---------------------------------------------
                 10-Year                          4.67%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           4.06%
                 ---------------------------------------------
                 5-Year                           5.31%
                 ---------------------------------------------
                 10-Year                          5.47%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                3.84%  3.68%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.62%  3.47%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.36%  5.14%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.06%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.87%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.25%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.29%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.07%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.55%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.00%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.82%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.66%
                 ---------------------------------------------

                            Average Annual Total Returns as of 3/31/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            4.03%       -0.31%
                            ------------------------------------------
                            5-Year            5.17%        4.26%
                            ------------------------------------------
                            10-Year           5.13%        4.68%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            3.23%       -0.75%
                            ------------------------------------------
                            5-Year            4.39%        4.23%
                            ------------------------------------------
                            10-Year           4.51%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            3.47%
                            ------------------------------------------
                            5-Year            4.61%
                            ------------------------------------------
                            10-Year           4.54%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            4.19%
                            ------------------------------------------
                            5-Year            5.38%
                            ------------------------------------------
                            10-Year           5.34%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $173,440
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.43
           ---------------------------------------------------------
           Average Duration                                     5.40
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2006.
2Paid December 1, 2005. Capital gains are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.5%.

                            Annual Report  Page 10

  Fund Spotlight as of 2/28/06             Nuveen New Jersey Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]


AAA/U.S. Guaranteed           68.6%
AA                            11.0%
A                              5.0%
BBB                           11.9%
BB or Lower                    0.9%
N/R                            2.6%

Industries/1/

                    Tax Obligation/Limited            21.7%
                    ---------------------------------------
                    Transportation                    14.1%
                    ---------------------------------------
                    Health Care                       12.9%
                    ---------------------------------------
                    Education and Civic Organizations 11.4%
                    ---------------------------------------
                    U.S. Guaranteed                    9.8%
                    ---------------------------------------
                    Tax Obligation/General             9.2%
                    ---------------------------------------
                    Long-Term Care                     6.9%
                    ---------------------------------------
                    Consumer Staples                   4.4%
                    ---------------------------------------
                    Other                              9.6%
                    ---------------------------------------

1As a percentage of total holdings as of February 28, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (9/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (2/28/06)    $1,007.40 $1,003.50 $1,004.60 $1,008.20 $1,020.58 $1,016.86 $1,017.85 $1,021.57
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.23 $    7.95 $    6.96 $    3.24 $    4.26 $    8.00 $    7.00 $    3.26
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .85%, 1.60%, 1.40% and .65% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 11

  Fund Spotlight as of 2/28/06               Nuveen New York Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.84   $10.84   $10.85   $10.86
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0365  $0.0300  $0.0320  $0.0385
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0476  $0.0476  $0.0476  $0.0476
      --------------------------------------------------------------------
      Inception Date                    9/07/94  2/03/97  9/14/94 12/22/86
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 2/28/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           3.88% -0.49%
                 ---------------------------------------------
                 5-Year                           5.41%  4.50%
                 ---------------------------------------------
                 10-Year                          5.56%  5.11%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           3.05% -0.91%
                 ---------------------------------------------
                 5-Year                           4.61%  4.44%
                 ---------------------------------------------
                 10-Year                          4.94%  4.94%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           3.27%
                 ---------------------------------------------
                 5-Year                           4.81%
                 ---------------------------------------------
                 10-Year                          4.96%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           4.01%
                 ---------------------------------------------
                 5-Year                           5.60%
                 ---------------------------------------------
                 10-Year                          5.77%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.04%  3.87%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.63%  3.48%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.42%  5.19%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.32%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.89%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.31%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.54%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.09%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.61%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.25%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.83%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.72%
                 ---------------------------------------------

                            Average Annual Total Returns as of 3/31/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            3.66%       -0.70%
                            ------------------------------------------
                            5-Year            5.40%        4.49%
                            ------------------------------------------
                            10-Year           5.43%        4.98%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            2.83%       -1.12%
                            ------------------------------------------
                            5-Year            4.62%        4.45%
                            ------------------------------------------
                            10-Year           4.81%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            3.05%
                            ------------------------------------------
                            5-Year            4.82%
                            ------------------------------------------
                            10-Year           4.83%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            3.88%
                            ------------------------------------------
                            5-Year            5.62%
                            ------------------------------------------
                            10-Year           5.65%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $372,181
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    15.63
           ---------------------------------------------------------
           Average Duration                                     5.50
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2006.
2Paid December 1, 2005. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33.0%.

                            Annual Report  Page 12

  Fund Spotlight as of 2/28/06               Nuveen New York Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]
AAA/U.S. Guaranteed         57.1%
AA                          22.1%
A                            5.4%
BBB                          8.1%
BB or Lower                  4.1%
N/R                          3.2%

Industries/1/

                    Tax Obligation/Limited            19.3%
                    ---------------------------------------
                    U.S. Guaranteed                   17.3%
                    ---------------------------------------
                    Health Care                       10.9%
                    ---------------------------------------
                    Education and Civic Organizations 10.8%
                    ---------------------------------------
                    Utilities                          8.5%
                    ---------------------------------------
                    Transportation                     7.8%
                    ---------------------------------------
                    Tax Obligation/General             6.5%
                    ---------------------------------------
                    Housing/Multifamily                5.4%
                    ---------------------------------------
                    Long-Term Care                     5.0%
                    ---------------------------------------
                    Other                              8.5%
                    ---------------------------------------

1As a percentage of total holdings as of February 28, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (9/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (2/28/06)    $1,006.70 $1,003.10 $1,004.20 $1,006.90 $1,020.78 $1,017.06 $1,018.05 $1,021.77
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.03 $    7.75 $    6.76 $    3.04 $    4.06 $    7.80 $    6.80 $    3.06
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .81%, 1.56%, 1.36% and .61% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 13

  Fund Spotlight as of 2/28/06       Nuveen New York Insured Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.41   $10.44   $10.42   $10.45
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0335  $0.0270  $0.0285  $0.0350
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.2130  $0.2130  $0.2130  $0.2130
      --------------------------------------------------------------------
      Inception Date                    9/07/94  2/11/97  9/14/94 12/22/86
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 2/28/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           3.19% -1.15%
                 ---------------------------------------------
                 5-Year                           5.25%  4.35%
                 ---------------------------------------------
                 10-Year                          5.09%  4.64%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           2.47% -1.42%
                 ---------------------------------------------
                 5-Year                           4.48%  4.31%
                 ---------------------------------------------
                 10-Year                          4.46%  4.46%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           2.70%
                 ---------------------------------------------
                 5-Year                           4.70%
                 ---------------------------------------------
                 10-Year                          4.49%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           3.45%
                 ---------------------------------------------
                 5-Year                           5.50%
                 ---------------------------------------------
                 10-Year                          5.31%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                3.86%  3.70%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.36%  3.22%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.01%  4.81%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.10%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.61%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.90%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.28%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.81%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.19%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.02%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.56%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.31%
                 ---------------------------------------------

                            Average Annual Total Returns as of 3/31/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            3.03%       -1.30%
                            ------------------------------------------
                            5-Year            5.29%        4.39%
                            ------------------------------------------
                            10-Year           5.00%        4.55%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            2.22%       -1.66%
                            ------------------------------------------
                            5-Year            4.50%        4.33%
                            ------------------------------------------
                            10-Year           4.38%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            2.45%
                            ------------------------------------------
                            5-Year            4.70%
                            ------------------------------------------
                            10-Year           4.39%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            3.19%
                            ------------------------------------------
                            5-Year            5.49%
                            ------------------------------------------
                            10-Year           5.21%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $345,243
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.56
           ---------------------------------------------------------
           Average Duration                                     5.52
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2006.
2Paid December 1, 2005. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 33.0%.

                            Annual Report  Page 14

  Fund Spotlight as of 2/28/06       Nuveen New York Insured Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]
Insured                  88.0%
U.S. Guaranteed          12.0%

The Fund features a portfolio of primarily investment-grade, long-term municipal investments. These investments are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.
Industries/1/

                    Tax Obligation/Limited            24.1%
                    ---------------------------------------
                    Health Care                       14.7%
                    ---------------------------------------
                    Transportation                    13.8%
                    ---------------------------------------
                    Tax Obligation/General            13.5%
                    ---------------------------------------
                    U.S. Guaranteed                   12.0%
                    ---------------------------------------
                    Education and Civic Organizations  6.7%
                    ---------------------------------------
                    Housing/Multifamily                4.4%
                    ---------------------------------------
                    Other                             10.8%
                    ---------------------------------------

1As a percentage of total holdings as of February 28, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (9/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (2/28/06)    $1,003.20 $1,000.20 $1,001.30 $1,005.00 $1,020.73 $1,017.01 $1,018.00 $1,021.72
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.07 $    7.79 $    6.80 $    3.08 $    4.11 $    7.85 $    6.85 $    3.11
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .82%, 1.57%, 1.37% and .62% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 15

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND
February 28, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 1.6%

 $     4,695 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00         BBB $     4,811,577
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
---------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 18.2%

       1,540 Connecticut Health and Educational Facilities Authority,      7/13 at 100.00         AAA       1,615,568
              Revenue Bonds, Brunswick School, Series 2003B, 5.000%,
              7/01/33 - MBIA Insured

       1,490 Connecticut Health and Educational Facilities Authority,      7/08 at 101.00          AA       1,528,919
              Revenue Bonds, Canterbury School, Series 1998A, 5.000%,
              7/01/18 - RAAI Insured

         750 Connecticut Health and Educational Facilities Authority,      7/10 at 101.00         AAA         817,658
              Revenue Bonds, Connecticut College, Series 2000D, 5.750%,
              7/01/30 - MBIA Insured

       1,000 Connecticut Health and Educational Facilities Authority,        No Opt. Call         AAA       1,089,260
              Revenue Bonds, Connecticut State University System, Series
              2003F, 5.000%, 11/01/13 - FSA Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Connecticut State University System, Series
             2005H:
       1,100  5.000%, 11/01/17 - FSA Insured                              11/15 at 100.00         AAA       1,198,252
       4,700  5.000%, 11/01/18 - FSA Insured                              11/15 at 100.00         AAA       5,111,109

         925 Connecticut Health and Educational Facilities Authority,      3/11 at 101.00         AAA         964,183
              Revenue Bonds, Greenwich Academy, Series 2001B, 5.000%,
              3/01/32 - FSA Insured

       2,000 Connecticut Health and Educational Facilities Authority,      7/09 at 101.00         Aaa       2,138,860
              Revenue Bonds, Horace Bushnell Memorial Hall, Series
              1999A, 5.625%, 7/01/29 - MBIA Insured

         650 Connecticut Health and Educational Facilities Authority,      1/15 at 100.00         Aaa         703,508
              Revenue Bonds, Kent School, Series 2004D, 5.000%, 7/01/16
              - MBIA Insured

         900 Connecticut Health and Educational Facilities Authority,      7/11 at 101.00          A2         960,192
              Revenue Bonds, Loomis Chaffee School, Series 2001E,
              5.250%, 7/01/21

       1,000 Connecticut Health and Educational Facilities Authority,        No Opt. Call         Aaa       1,123,360
              Revenue Bonds, Loomis Chaffee School, Series 2005F,
              5.250%, 7/01/18 - AMBAC Insured

       1,125 Connecticut Health and Educational Facilities Authority,      7/08 at 101.00          AA       1,149,199
              Revenue Bonds, Sacred Heart University, Series 1998E,
              5.000%, 7/01/28 - RAAI Insured

       1,000 Connecticut Health and Educational Facilities Authority,      7/07 at 102.00         AAA       1,041,710
              Revenue Bonds, Suffield Academy, Series 1997A, 5.400%,
              7/01/27 - MBIA Insured

       2,250 Connecticut Health and Educational Facilities Authority,      7/11 at 101.00         AAA       2,355,975
              Revenue Bonds, Trinity College, Series 2001G, 5.000%,
              7/01/31 - AMBAC Insured

         650 Connecticut Health and Educational Facilities Authority,      4/14 at 100.00         AAA         701,422
              Revenue Bonds, Trinity College, Series 2004H, 5.000%,
              7/01/17 - MBIA Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, University of Hartford, Series 2002E:
       1,000  5.500%, 7/01/22 - RAAI Insured                               7/12 at 101.00          AA       1,090,720
       6,000  5.250%, 7/01/32 - RAAI Insured                               7/12 at 101.00          AA       6,323,040

       4,500 Connecticut Health and Educational Facilities Authority,      7/09 at 100.00         AAA       4,685,220
              Revenue Bonds, Yale University, Series 2002W, 5.125%,
              7/01/27

         865 Connecticut Higher Education Supplemental Loan Authority,    11/11 at 100.00         Aaa         906,849
              Revenue Bonds, Family Education Loan Program, Series
              2001A, 5.250%, 11/15/18 - MBIA Insured (Alternative
              Minimum Tax)

             University of Connecticut, General Obligation Bonds, Series
             2004A:
       7,000  5.000%, 1/15/13 - MBIA Insured                                 No Opt. Call         AAA       7,580,300
       1,435  5.000%, 1/15/16 - MBIA Insured                               1/14 at 100.00         AAA       1,551,666

       2,670 University of Connecticut, General Obligation Bonds, Series   2/15 at 100.00         AAA       2,899,593
              2005A, 5.000%, 2/15/17 - FSA Insured

       2,160 University of Connecticut, Student Fee Revenue Bonds,         5/12 at 100.00         AA-       2,328,674
              Series 2002A, 5.250%, 5/15/18

       3,120 University of Connecticut, Student Fee Revenue Refunding     11/12 at 101.00         AAA       3,413,810
              Bonds, Series 2002A, 5.250%, 11/15/20 - FGIC Insured
---------------------------------------------------------------------------------------------------------------------
      49,830 Total Education and Civic Organizations                                                       53,279,047
---------------------------------------------------------------------------------------------------------------------

----
16

   Principal                                                                  Optional Call
Amount (000)   Description                                                   Provisions (1) Ratings (2)           Value
-----------------------------------------------------------------------------------------------------------------------
               Health Care - 6.5%

 $     2,000   Connecticut Health and Educational Facilities Authority,      7/06 at 100.00         AAA $     2,020,820
                Revenue Bonds, Bridgeport Hospital Issue, Series 1992A,
                6.625%, 7/01/18 - MBIA Insured

       2,000   Connecticut Health and Educational Facilities Authority,      7/12 at 101.00          AA       2,143,680
                Revenue Bonds, Bristol Hospital, Series 2002B, 5.500%,
                7/01/32 - RAAI Insured

       1,500   Connecticut Health and Educational Facilities Authority,     11/09 at 101.00         AAA       1,618,245
                Revenue Bonds, Catholic Health East, Series 1999F, 5.750%,
                11/15/29 - MBIA Insured

               Connecticut Health and Educational Facilities Authority,
               Revenue Bonds, Danbury Hospital, Series 1999G:
         500    5.700%, 7/01/22 - AMBAC Insured                              7/09 at 101.00         AAA         536,145
       1,000    5.625%, 7/01/25 - AMBAC Insured                              7/09 at 101.00         AAA       1,069,430

         695   Connecticut Health and Educational Facilities Authority,      7/10 at 101.00          AA         756,431
                Revenue Bonds, Eastern Connecticut Health Network, Series
                2000A, 6.000%, 7/01/25 - RAAI Insured

       1,550   Connecticut Health and Educational Facilities Authority,      7/06 at 102.00         AAA       1,591,865
                Revenue Bonds, Greenwich Hospital, Series 1996A, 5.800%,
                7/01/26 - MBIA Insured

               Connecticut Health and Educational Facilities Authority,
               Revenue Bonds, Hospital for Special Care, Series 1997B:
       1,000    5.375%, 7/01/17                                              7/07 at 102.00         BB+       1,002,950
       3,500    5.500%, 7/01/27                                              7/07 at 102.00         BB+       3,506,580

         800   Connecticut Health and Educational Facilities Authority,      7/06 at 100.00         AAA         818,456
                Revenue Bonds, New Britain General Hospital Issue, Series
                1994B, 6.000%, 7/01/24 - AMBAC Insured

       1,000   Connecticut Health and Educational Facilities Authority,      7/09 at 101.00         Aaa       1,046,420
                Revenue Bonds, Stamford Hospital, Series 1999G, 5.000%,
                7/01/18 - MBIA Insured

       2,725   Connecticut Health and Educational Facilities Authority,      7/09 at 101.00          AA       2,902,207
                Revenue Bonds, Waterbury Hospital, Series 1999C, 5.750%,
                7/01/20 - RAAI Insured
-----------------------------------------------------------------------------------------------------------------------
      18,270   Total Health Care                                                                             19,013,229
-----------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 1.9%

       1,890   Bridgeport Housing Authority, Connecticut, Multifamily       12/09 at 102.00         N/R       2,028,518
                Housing Revenue Bonds, Stratfield Apartments, Series 1999,
                7.250%, 12/01/24 (Alternative Minimum Tax)

       2,000   Connecticut Housing Finance Authority, Housing Mortgage      12/09 at 100.00         AAA       2,079,840
                Finance Program Bonds, Series 1999D-2, 6.200%, 11/15/41
                (Alternative Minimum Tax)

       1,405   New Britain Senior Citizens Housing Development               7/06 at 100.00         AAA       1,415,847
                Corporation, Connecticut, FHA-Insured Section 8 Assisted
                Mortgage Revenue Refunding Bonds, Nathan Hale Apartments,
                Series 1992A, 6.875%, 7/01/24

          65   Stamford Housing Authority, Connecticut, Multifamily         12/28 at 100.00          A-          65,889
                Housing Revenue Bonds, Fairfield Apartments, Series 1998,
                4.750%, 12/01/28 (Mandatory put 12/01/08) (Alternative
                Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------
       5,360   Total Housing/Multifamily                                                                      5,590,094
-----------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 1.7%

       1,595   Connecticut Housing Finance Authority, Housing Mortgage      11/10 at 100.00         AAA       1,630,393
                Finance Program Bonds, Series 2001C, 5.300%, 11/15/33
                (Alternative Minimum Tax)

               Connecticut Housing Finance Authority, Subordinate Lien
               Single Family Housing Mortgage Finance Program Bonds,
               Series 2006A-1:
       1,610    4.700%, 11/15/26 (Alternative Minimum Tax) (WI/DD,          11/15 at 100.00         AAA       1,618,002
                Settling 3/02/06)
       1,735    4.800%, 11/15/31 (Alternative Minimum Tax) (WI/DD,          11/15 at 100.00         AAA       1,743,588
                Settling 3/02/06)
-----------------------------------------------------------------------------------------------------------------------
       4,940   Total Housing/Single Family                                                                    4,991,983
-----------------------------------------------------------------------------------------------------------------------
               Industrials - 2.2%

       5,250   Connecticut Resource Recovery Authority, Revenue Bonds,       5/06 at 100.50        Baa2       5,277,983
                American Ref-Fuel Company of Southeastern Connecticut LP,
                Series 1992A, 6.450%, 11/15/22 (Alternative Minimum Tax)

       1,000   Connecticut Resource Recovery Authority, Revenue Bonds,      12/11 at 102.00        Baa2       1,032,070
                American Ref-Fuel Company of Southeastern Connecticut LP,
                Series 1998A-II, 5.500%, 11/15/15 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------
       6,250   Total Industrials                                                                              6,310,053
-----------------------------------------------------------------------------------------------------------------------

----
17

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 28, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 5.8%

             Connecticut Development Authority, First Mortgage Gross
             Revenue Refunding Healthcare Bonds, Church Homes Inc. -
             Congregational Avery Heights, Series 1997:
 $     1,700  5.700%, 4/01/12                                              4/07 at 102.00        BBB- $     1,750,184
       2,560  5.800%, 4/01/21                                              4/07 at 102.00        BBB-       2,618,957

             Connecticut Development Authority, First Mortgage Gross
             Revenue Refunding Healthcare Bonds, Connecticut Baptist
             Homes Inc., Series 1999:
       1,000  5.500%, 9/01/15 - RAAI Insured                               9/09 at 102.00          AA       1,066,560
         500  5.625%, 9/01/22 - RAAI Insured                               9/09 at 102.00          AA         535,905

       1,875 Connecticut Development Authority, First Mortgage Gross      12/06 at 103.00        BBB+       1,928,850
              Revenue Refunding Healthcare Bonds, Elim Park Baptist Home
              Inc., Series 1998A, 5.375%, 12/01/18

       1,000 Connecticut Development Authority, First Mortgage Gross      12/09 at 102.00         N/R       1,083,070
              Revenue Refunding Healthcare Bonds, Mary Wade Home Inc.,
              Series 1999A, 6.375%, 12/01/18

             Connecticut Development Authority, Revenue Refunding Bonds,
             Duncaster Inc., Series 1999A:
       2,200  5.250%, 8/01/19 - RAAI Insured                               2/10 at 102.00          AA       2,313,124
       3,910  5.375%, 8/01/24 - RAAI Insured                               2/10 at 102.00          AA       4,117,113

       1,000 Connecticut Health and Educational Facilities Authority,      8/08 at 102.00         AAA       1,034,980
              FHA-Insured Mortgage Revenue Bonds, Hebrew Home and
              Hospital, Series 1999B, 5.200%, 8/01/38

         500 Connecticut Housing Finance Authority, Group Home Mortgage    6/10 at 102.00         AAA         531,015
              Finance Program Special Obligation Bonds, Series 2000GH-5,
              5.850%, 6/15/30 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------
      16,245 Total Long-Term Care                                                                          16,979,758
---------------------------------------------------------------------------------------------------------------------
             Materials - 0.4%

       1,000 Sprague, Connecticut, Environmental Improvement Revenue      10/07 at 102.00         BBB       1,034,450
              Bonds, International Paper Company, Series 1997A, 5.700%,
              10/01/21 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 19.6%

       2,800 Bridgeport, Connecticut, General Obligation Bonds, Series     3/07 at 101.00         AAA       2,873,416
              1997A, 5.250%, 3/01/17 - AMBAC Insured

       1,440 Bridgeport, Connecticut, General Obligation Bonds, Series     9/13 at 100.00         AAA       1,562,285
              2003A, 5.250%, 9/15/22 - FSA Insured

       1,500 Bridgeport, Connecticut, General Obligation Refunding         8/12 at 100.00         Aaa       1,632,015
              Bonds, Series 2002A, 5.375%, 8/15/19 - FGIC Insured

         325 Canterbury, Connecticut, General Obligation Bonds, Series       No Opt. Call          A3         360,464
              1989, 7.200%, 5/01/09

         395 Colchester, Connecticut, General Obligation Bonds, Series     6/11 at 102.00         Aaa         436,811
              2001, 5.500%, 6/15/14 - FGIC Insured

       1,000 Connecticut, General Obligation Bonds, Series 2001D,         11/11 at 100.00          AA       1,059,740
              5.000%, 11/15/20

       1,000 Connecticut, General Obligation Bonds, Series 2002D,         11/12 at 100.00          AA       1,089,590
              5.375%, 11/15/21

       3,330 Connecticut, General Obligation Bonds, Series 2004C,          4/14 at 100.00         AAA       3,549,847
              5.000%, 4/01/23 - FGIC Insured

       1,090 Connecticut, General Obligation Bonds, Series 2004D,            No Opt. Call         AAA       1,184,743
              5.000%, 12/01/13 - MBIA Insured

       5,500 Connecticut, General Obligation Bonds, Series 2006A,         12/16 at 100.00          AA       5,786,990
              4.750%, 12/15/24 (WI/DD, Settling 3/09/06)

       5,000 Connecticut, General Obligation Residual Certificates,          No Opt. Call         Aa2       6,903,850
              Series 514, 9.651%, 12/15/13 (IF)

       1,015 East Lyme, Connecticut, General Obligation Bonds, Series      7/11 at 102.00         Aaa       1,095,571
              2001, 5.000%, 7/15/16 - FGIC Insured

         200 Glastonbury, Connecticut, General Obligation Bonds, Series      No Opt. Call         Aa1         203,504
              1988, 7.200%, 8/15/06

             Hartford, Connecticut, General Obligation Bonds, Series
             2005A:
       1,195  5.000%, 8/01/20 - FSA Insured                                8/15 at 100.00         AAA       1,288,521
         595  5.000%, 8/01/21 - FSA Insured                                8/15 at 100.00         AAA         640,595
       1,210  4.375%, 8/01/24 - FSA Insured                                8/15 at 100.00         AAA       1,220,672

       1,300 Hartford, Connecticut, General Obligation Bonds, Series         No Opt. Call         AAA       1,433,861
              2005C, 5.000%, 9/01/17 - MBIA Insured

         340 Middletown, Connecticut, General Obligation Bonds, Series       No Opt. Call          AA         341,550
              1990, 6.900%, 4/15/06

       1,265 New Haven, Connecticut, General Obligation Bonds, Series     11/10 at 101.00         AAA       1,342,519
              2001A, 5.000%, 11/01/20 - FGIC Insured

         100 New London, Connecticut, General Obligation Bonds, Series       No Opt. Call          A+         106,459
              1988, 7.300%, 12/01/07

         975 Northern Mariana Islands, General Obligation Bonds, Series    6/10 at 100.00           A       1,031,219
              2000A, 6.000%, 6/01/20 - ACA Insured

----
18

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

             Old Saybrook, Connecticut, General Obligation Bonds, Series
             1989:
 $       160  7.400%, 5/01/08                                                No Opt. Call         Aa3 $       172,840
         160  7.400%, 5/01/09                                                No Opt. Call         Aa3         178,811

             Old Saybrook, Connecticut, General Obligation Bonds, Series
             1991:
         275  6.500%, 2/15/10 - AMBAC Insured                                No Opt. Call         AAA         305,531
         270  6.500%, 2/15/11 - AMBAC Insured                                No Opt. Call         AAA         306,453

       3,700 Puerto Rico, Public Improvement Bonds, TICS/TOCS, Series        No Opt. Call         AAA       5,193,838
              2001, 9.094%, 7/01/19 - FSA Insured (IF)

         420 Regional School District 15, Connecticut, General             8/10 at 101.00         Aaa         444,465
              Obligation Bonds, Series 2002, 5.000%, 8/15/22 - FSA
              Insured

             Regional School District 16, Beacon Falls and Prospect,
             Connecticut, General Obligation Bonds, Series 2000:
         650  5.500%, 3/15/18 - FSA Insured                                3/10 at 101.00         Aaa         699,985
         650  5.625%, 3/15/19 - FSA Insured                                3/10 at 101.00         Aaa         703,014
         650  5.700%, 3/15/20 - FSA Insured                                3/10 at 101.00         Aaa         705,289

       1,460 Regional School District 8, Andover, Hebron and               5/11 at 101.00         Aaa       1,551,425
              Marlborough, Connecticut, General Obligation Bonds, Series
              2002, 5.000%, 5/01/21 - FSA Insured

       2,050 Stratford, Connecticut, General Obligation Bonds, Series      2/12 at 100.00         AAA       2,075,277
              2002, 4.000%, 2/15/16 - FSA Insured

             Suffield, Connecticut, General Obligation Bonds, Series
             2005:
         600  5.000%, 6/15/17                                                No Opt. Call          AA         661,308
         600  5.000%, 6/15/19                                                No Opt. Call          AA         667,608

       3,000 Waterbury, Connecticut, General Obligation Bonds, Series        No Opt. Call         AAA       3,241,230
              2004B, 5.000%, 4/01/13 - FSA Insured

             Watertown, Connecticut, General Obligation Bonds, Series
             2005:
       1,055  5.000%, 8/01/14 - MBIA Insured                                 No Opt. Call         Aaa       1,146,469
       1,060  5.000%, 8/01/15 - MBIA Insured                                 No Opt. Call         Aaa       1,156,608

       2,170 West Hartford, Connecticut, General Obligation Bonds,        10/15 at 100.00         AAA       2,382,725
              Series 2005B, 5.000%, 10/01/17

             Winchester, Connecticut, General Obligation Bonds, Series
             1990:
         140  6.750%, 4/15/06                                                No Opt. Call          A2         140,601
         140  6.750%, 4/15/07                                                No Opt. Call          A2         145,076
         140  6.750%, 4/15/08                                                No Opt. Call          A2         149,241
         140  6.750%, 4/15/09                                                No Opt. Call          A2         153,342
         140  6.750%, 4/15/10                                                No Opt. Call          A2         157,115
---------------------------------------------------------------------------------------------------------------------
      51,205 Total Tax Obligation/General                                                                  57,482,473
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 12.7%

         825 Connecticut Health and Educational Facilities Authority,      7/08 at 102.00         AAA         849,412
              Revenue Bonds, Child Care Facilities Program, Series
              1998A, 5.000%, 7/01/28 - AMBAC Insured

       2,895 Connecticut Health and Educational Facilities Authority,      7/08 at 105.00           A       3,157,142
              Revenue Bonds, New Opportunities for Waterbury Inc.,
              Series 1998A, 6.750%, 7/01/28

       4,365 Connecticut Health and Educational Facilities Authority,     11/06 at 102.00          AA       4,516,989
              Revenue Bonds, Nursing Home Program - 3030 Park Fairfield
              Health Center, Series 1996, 6.250%, 11/01/21

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Nursing Home Program - St. Camillus Health
             Center, Series 1994:
       1,910  6.250%, 11/01/18                                             5/06 at 101.00          AA       1,957,578
       3,525  6.250%, 11/01/18 - AMBAC Insured                             5/06 at 101.00         AAA       3,568,463

       4,710 Connecticut Health and Educational Facilities Authority,      5/06 at 101.00         AAA       4,767,650
              Revenue Bonds, Nursing Home Program - St. Joseph's Manor,
              Series 1994, 6.250%, 11/01/16 - AMBAC Insured

             Connecticut, Certificates of Participation, Juvenile
             Training School, Series 2001:
       1,275  5.000%, 12/15/20                                            12/11 at 101.00         AA-       1,344,335
       1,000  5.000%, 12/15/30                                            12/11 at 101.00         AA-       1,042,910

       1,870 Connecticut, Special Obligation Rate Reduction Bonds,           No Opt. Call         AAA       2,002,134
              Series 2004A, 5.000%, 6/30/11

       1,150 Connecticut, Special Tax Obligation Transportation              No Opt. Call         AA-       1,283,446
              Infrastructure Purpose Bonds, Series 1992B, 6.125%, 9/01/12

----
19

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 28, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)              Value
------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

 $     4,000 Connecticut, Special Tax Obligation Transportation           12/12 at 100.00         AAA    $     4,284,720
              Infrastructure Purpose Bonds, Series 2002B,
              5.000%, 12/01/20 - AMBAC Insured

       1,000 Connecticut, Special Tax Obligation Transportation            1/14 at 100.00         AAA          1,062,190
              Infrastructure Purpose Bonds, Series 2003B,
              5.000%, 1/01/23 - FGIC Insured

       4,650 Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%,   8/15 at 100.00         AAA          5,078,033
              8/01/16 - FSA Insured

       2,000 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00         BBB          2,222,380
              Taxes Loan Note, Series 1999A, 6.500%, 10/01/24
------------------------------------------------------------------------------------------------------------------------
      35,175 Total Tax Obligation/Limited                                                                     37,137,382
------------------------------------------------------------------------------------------------------------------------
             Transportation - 1.3%

       2,100 Connecticut, General Airport Revenue Bonds, Bradley           4/11 at 101.00         AAA          2,170,644
              International Airport, Series 2001A, 5.125%, 10/01/26 -
              FGIC Insured (Alternative Minimum Tax)

       1,360 New Haven, Connecticut, Revenue Refunding Bonds, Air Rights     No Opt. Call         AAA          1,516,944
              Parking Facility, Series 2002, 5.375%, 12/01/14 - AMBAC
              Insured

         250 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00         CCC            204,933
              Bonds, American Airlines Inc., Series 1996A,
              6.250%, 6/01/26 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
       3,710 Total Transportation                                                                              3,892,521
------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 15.0% (3)

       1,000 Bridgeport, Connecticut, General Obligation Bonds, Series     7/10 at 101.00         AAA          1,109,480
              2000A, 6.000%, 7/15/19 (Pre-refunded 7/15/10) - FGIC
              Insured

             Cheshire, Connecticut, General Obligation Bonds, Series
             1999:
         660  5.625%, 10/15/18 (Pre-refunded 10/15/09)                    10/09 at 101.00        Aa3 (3)         714,226
         660  5.625%, 10/15/19 (Pre-refunded 10/15/09)                    10/09 at 101.00        Aa3 (3)         714,226

       1,305 Connecticut Health and Educational Facilities Authority,      7/10 at 101.00         AA (3)       1,444,009
              Revenue Bonds, Eastern Connecticut Health Network, Series
              2000A, 6.000%, 7/01/25 (Pre-refunded 7/01/10) - RAAI
              Insured

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Fairfield University, Series 1999I:
         925  5.250%, 7/01/25 (Pre-refunded 7/01/09) - MBIA Insured        7/09 at 101.00         AAA            985,486
       2,755  5.500%, 7/01/29 (Pre-refunded 7/01/09) - MBIA Insured        7/09 at 101.00         AAA          2,956,721

             Connecticut Health and Educational Facilities Authority,
             Revenue Bonds, Loomis Chaffee School, Series 2001D:
       1,000  5.500%, 7/01/23 (Pre-refunded 7/01/11)                       7/11 at 101.00         A2 (3)       1,102,620
         500  5.250%, 7/01/31 (Pre-refunded 7/01/11)                       7/11 at 101.00         A2 (3)         545,275

       1,250 Connecticut Health and Educational Facilities Authority,      7/06 at 100.00         AAA          1,529,525
              Revenue Bonds, Lutheran General Healthcare System -
              Parkside Lodges Projects, Series 1989, 7.375%, 7/01/19
              (ETM)

       2,500 Connecticut, General Obligation Bonds, Series 2002A,          4/12 at 100.00         AA (3)       2,745,375
              5.375%, 4/15/19 (Pre-refunded 4/15/12)

       2,000 Connecticut, General Obligation Bonds, Series 2002B,          6/12 at 100.00         AA (3)       2,214,320
              5.500%, 6/15/21 (Pre-refunded 6/15/12)

       1,500 Connecticut, Special Tax Obligation Transportation            7/12 at 100.00         AAA          1,651,020
              Infrastructure Purpose Bonds, Series 2002A,
              5.375%, 7/01/18 (Pre-refunded 7/01/12) - FSA Insured

       1,000 Hartford, Connecticut, Parking System Revenue Bonds, Series   7/10 at 100.00       Baa2 (3)       1,113,200
              2000A, 6.500%, 7/01/25 (Pre-refunded 7/01/10)

         365 New Haven, Connecticut, General Obligation Bonds, Series     11/11 at 100.00         AAA            389,422
              2001A, 5.000%, 11/01/20 (Pre-refunded 11/01/11) - FGIC
              Insured

       1,000 Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00         AAA          1,098,240
              Revenue Bonds, Series 2000B, 5.750%, 7/01/19 (Pre-refunded
              7/01/10) - MBIA Insured

             Puerto Rico Infrastructure Financing Authority, Special
             Obligation Bonds, Series 2000A:
       2,540  5.500%, 10/01/32 (ETM)                                      10/10 at 101.00         AAA          2,755,621
       4,500  5.500%, 10/01/40 (ETM)                                      10/10 at 101.00         AAA          4,878,045

       1,870 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00         AAA          1,967,539
              Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
              (Pre-refunded 7/01/10)

       2,105 Stamford, Connecticut, General Obligation Bonds, Series       8/12 at 100.00         AAA          2,277,357
              2002, 5.000%, 8/15/15 (Pre-refunded 8/15/12)

----
20

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)              Value
------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (3) (continued)

 $       135 University of Connecticut, General Obligation Bonds, Series   3/10 at 101.00         AAA    $       146,536
              2000A, 5.550%, 3/01/18 (Pre-refunded 3/01/10) - FGIC
              Insured

       1,500 University of Connecticut, General Obligation Bonds, Series   4/11 at 101.00         AA (3)       1,617,585
              2001A, 5.250%, 4/01/20 (Pre-refunded 4/01/11)

             University of Connecticut, General Obligation Bonds, Series
             2002A:
       3,065  5.375%, 4/01/17 (Pre-refunded 4/01/12)                       4/12 at 100.00         AA (3)       3,364,512
       1,000  5.375%, 4/01/18 (Pre-refunded 4/01/12)                       4/12 at 100.00         AA (3)       1,097,720
       1,000  5.375%, 4/01/19 (Pre-refunded 4/01/12)                       4/12 at 100.00         AA (3)       1,083,480

         500 University of Connecticut, Special Obligation Student Fee    11/10 at 101.00         AAA            552,715
              Revenue Bonds, Series 2000A, 5.750%, 11/15/29
              (Pre-refunded 11/15/10) - FGIC Insured

             Waterbury, Connecticut, General Obligation Bonds, Series
             2002A:
       1,500  5.375%, 4/01/16 (Pre-refunded 4/01/12) - FSA Insured         4/12 at 100.00         AAA          1,646,580
       1,090  5.375%, 4/01/17 (Pre-refunded 4/01/12) - FSA Insured         4/12 at 100.00         AAA          1,196,515

         910 Waterbury, Connecticut, General Obligation Tax Revenue        2/09 at 101.00         AA (3)         982,827
              Intercept Bonds, Series 2000, 6.000%, 2/01/18
              (Pre-refunded 2/01/09) - RAAI Insured
------------------------------------------------------------------------------------------------------------------------
      40,135 Total U.S. Guaranteed                                                                            43,880,177
------------------------------------------------------------------------------------------------------------------------
             Utilities - 6.3%

       3,800 Bristol Resource Recovery Facility Operating Committee,         No Opt. Call         AAA          4,077,894
              Connecticut, Solid Waste Revenue Bonds, Covanta Bristol
              Inc., Series 2005, 5.000%, 7/01/12 - AMBAC Insured

       2,025 Connecticut Development Authority, Pollution Control         10/08 at 102.00        Baa1          2,147,654
              Revenue Refunding Bonds, Connecticut Light and Power
              Company, Series 1993A, 5.850%, 9/01/28

             Eastern Connecticut Resource Recovery Authority, Solid
             Waste Revenue Bonds, Wheelabrator Lisbon Project, Series
             1993A:
       1,370  5.500%, 1/01/14 (Alternative Minimum Tax)                    7/06 at 100.00         BBB          1,379,453
       2,415  5.500%, 1/01/20 (Alternative Minimum Tax)                    7/06 at 100.00         BBB          2,418,429

             Guam Power Authority, Revenue Bonds, Series 1999A:
       2,280  5.125%, 10/01/29 - MBIA Insured                             10/09 at 101.00         AAA          2,401,159
       1,000  5.125%, 10/01/29 - AMBAC Insured                            10/09 at 101.00         AAA          1,053,140

       4,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,      No Opt. Call         AAA          5,120,800
              TICS, Series 2002-1, 7.322%, 7/01/20 - MBIA Insured (IF)
------------------------------------------------------------------------------------------------------------------------
      16,890 Total Utilities                                                                                  18,598,529
------------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 6.7%

       1,750 Connecticut Development Authority, Water Facilities Revenue   4/07 at 102.00           A          1,818,443
              Bonds, Bridgeport Hydraulic Company, Series 1995, 6.150%,
              4/01/35 (Alternative Minimum Tax)

       1,550 Connecticut, State Revolving Fund General Revenue Bonds,     10/13 at 100.00         AAA          1,672,466
              Series 2003A, 5.000%, 10/01/16

             Greater New Haven Water Pollution Control Authority,
             Connecticut, Regional Wastewater System Revenue Bonds,
             Series 2005A:
       1,685  5.000%, 11/15/17 - MBIA Insured                             11/15 at 100.00         AAA          1,831,593
       1,440  5.000%, 11/15/30 - MBIA Insured                             11/15 at 100.00         AAA          1,535,170
       4,670  5.000%, 8/15/35 - MBIA Insured                              11/15 at 100.00         AAA          4,955,612

             South Central Connecticut Regional Water Authority, Water
             System Revenue Bonds, Eighteenth Series 2003A:
       3,000  5.000%, 8/01/20 - MBIA Insured                               8/13 at 100.00         AAA          3,207,900
       3,955  5.000%, 8/01/33 - MBIA Insured                               8/13 at 100.00         AAA          4,158,762

         500 Stamford, Connecticut, Water Pollution Control System and    11/13 at 100.00         AA+            525,590
              Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32
------------------------------------------------------------------------------------------------------------------------
      18,550 Total Water and Sewer                                                                            19,705,536
------------------------------------------------------------------------------------------------------------------------
 $   272,255 Total Long-Term Investments (cost $279,743,933) - 99.9%                                         292,706,809
------------------------------------------------------------------------------------------------------------------------
------------

----
21

Portfolio of Investments
NUVEEN CONNECTICUT MUNICIPAL BOND FUND (continued)
February 28, 2006

   Principal
Amount (000) Description                                                    Ratings (2)            Value
--------------------------------------------------------------------------------------------------------
             Short-Term Investments - 1.3%

   $   3,900 Puerto Rico Government Development Bank, Adjustable                    A-1 $     3,900,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 3.060%, 12/01/15 - MBIA Insured (4)
--------------------------------------------------------------------------------------------------------
   $   3,900 Total Short-Term Investments (cost $3,900,000)                                   3,900,000
--------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $283,643,933) - 101.2%                                 296,606,809
             -----------------------------------------------------------------------------------------
             Other Assets Less Liabilities - (1.2)%                                          (3,375,031)
             -----------------------------------------------------------------------------------------
             Net Assets - 100%                                                          $   293,231,778
             -----------------------------------------------------------------------------------------

            (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
            (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade. The ratings shown for inverse floating rate investments represent those of the underlying bonds and not the inverse floating rate investments themselves. Inverse floating rate investments likely present greater credit risk to the holders of such investments than to those holders of the underlying bonds.
            (3) Investment is backed by an escrow or trust containing
                sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
            (4) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
            N/R Investment is not rated.
          WI/DD  Investment purchased on a when-issued or delayed delivery basis.
          (ETM) Investment is escrowed to maturity.
           (IF) Inverse floating rate investment.

                                See accompanying notes to financial statements.

----
22

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND
February 28, 2006

   Principal                                                               Optional Call
Amount (000) Description                                                  Provisions (1) Ratings (2)           Value
--------------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 0.3%

             Middlesex County Improvement Authority, New Jersey, Senior
             Revenue Bonds, Heldrich Center Hotel/Conference Center
             Project, Series 2005A:
 $       280  5.000%, 1/01/32                                             1/15 at 100.00        Baa3 $       280,081
         240  5.125%, 1/01/37                                             1/15 at 100.00        Baa3         242,875
--------------------------------------------------------------------------------------------------------------------
         520 Total Consumer Discretionary                                                                    522,956
--------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 4.3%

             Tobacco Settlement Financing Corporation, New Jersey,
             Tobacco Settlement Asset-Backed Bonds, Series 2002:
       4,590  5.750%, 6/01/32                                             6/12 at 100.00         BBB       4,796,457
       1,000  6.000%, 6/01/37                                             6/12 at 100.00         BBB       1,061,630

             Tobacco Settlement Financing Corporation, New Jersey,
             Tobacco Settlement Asset-Backed Bonds, Series 2003:
         710  6.125%, 6/01/24                                             6/13 at 100.00         BBB         772,232
         750  6.375%, 6/01/32                                             6/13 at 100.00         BBB         825,225
--------------------------------------------------------------------------------------------------------------------
       7,050 Total Consumer Staples                                                                        7,455,544
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 11.2%

       2,500 Bergen County Improvement Authority, New Jersey, Revenue     9/12 at 101.00         N/R       2,654,550
              Bonds, Yeshiva Ktana of Passaic Project, Series 2002,
              6.000%, 9/15/27

       1,000 New Brunswick Housing Authority, New Jersey, Lease Revenue   1/09 at 101.00         AAA       1,033,070
              Refunding Bonds, Rutgers University, Series 1998, 4.750%,
              7/01/18 - FGIC Insured

         375 New Jersey Economic Development Authority, Revenue Bonds,    6/15 at 100.00         AAA         399,124
              The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 - AMBAC
              Insured

         790 New Jersey Economic Development Authority, Revenue Bonds,      No Opt. Call         N/R         935,968
              Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18

       2,500 New Jersey Educational Facilities Authority, Revenue Bonds,  7/13 at 100.00           A       2,575,775
              Fairleigh Dickinson University, Series 2002D, 5.250%,
              7/01/32 - ACA Insured

         420 New Jersey Educational Facilities Authority, Revenue Bonds,  7/16 at 100.00         AAA         445,574
              Kean University, Series 2005B, 5.000%, 7/01/30 - MBIA
              Insured

         560 New Jersey Educational Facilities Authority, Revenue Bonds,  7/14 at 100.00         AAA         604,486
              Montclair State University, Series 2004L, 5.125%, 7/01/21
              - MBIA Insured

             New Jersey Educational Facilities Authority, Revenue Bonds,
             Montclair State University, Series 2005F:
       1,400  5.000%, 7/01/16 - FGIC Insured                              7/15 at 100.00         AAA       1,522,962
         625  5.000%, 7/01/32 - FGIC Insured                              7/15 at 100.00         AAA         661,294

             New Jersey Educational Facilities Authority, Revenue Bonds,
             New Jersey Institute of Technology, Series 2004B:
         930  5.000%, 7/01/18 - AMBAC Insured                             1/14 at 100.00         AAA         996,225
         425  5.000%, 7/01/19 - AMBAC Insured                             1/14 at 100.00         AAA         454,376
       1,030  4.750%, 7/01/20 - AMBAC Insured                             1/14 at 100.00         AAA       1,078,328
         815  4.250%, 7/01/24 - AMBAC Insured                             1/14 at 100.00         AAA         813,419

       1,025 New Jersey Educational Facilities Authority, Revenue Bonds,  7/11 at 100.00         AAA       1,082,892
              Ramapo College, Series 2001D, 5.000%, 7/01/25 - AMBAC
              Insured

         290 New Jersey Educational Facilities Authority, Revenue Bonds,  7/14 at 100.00          AA         315,645
              Rider University, Series 2004A, 5.500%, 7/01/23 - RAAI
              Insured

         500 New Jersey Educational Facilities Authority, Revenue Bonds,  7/13 at 100.00         AAA         537,100
              Rowan University, Series 2003I, 5.125%, 7/01/21 - FGIC
              Insured

         325 New Jersey Educational Facilities Authority, Revenue Bonds,  7/06 at 100.00          A-         329,540
              Trenton State College Issue, Series 1976D, 6.750%, 7/01/08

       1,000 New Jersey Educational Facilities Authority, Revenue Bonds,  7/14 at 100.00         AAA       1,079,440
              William Paterson University, Series 2004A, 5.125%, 7/01/21
              - FGIC Insured

         410 New Jersey Educational Facilities Authority, Revenue         7/06 at 100.00        Baa1         410,463
              Refunding Bonds, Monmouth College, Series 1993A, 5.625%,
              7/01/13

----
23

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND (continued)
February 28, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations (continued)

 $     1,500 Puerto Rico Industrial, Tourist, Educational, Medical and    12/12 at 101.00        BBB- $     1,576,155
              Environmental Control Facilities Financing Authority,
              Higher Education Revenue Refunding Bonds, Ana G. Mendez
              University System, Series 2002, 5.500%, 12/01/31
---------------------------------------------------------------------------------------------------------------------
      18,420 Total Education and Civic Organizations                                                       19,506,386
---------------------------------------------------------------------------------------------------------------------
             Financials - 0.6%

       1,000 New Jersey Economic Development Authority, Revenue              No Opt. Call        Baa3       1,091,870
              Refunding Bonds, Kapkowski Road Landfill Project, Series
              2002, 5.750%, 10/01/21
---------------------------------------------------------------------------------------------------------------------
             Health Care - 12.7%

         350 Camden County Improvement Authority, New Jersey, Revenue      8/14 at 100.00         BBB         371,497
              Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34

       4,375 New Jersey Health Care Facilities Financing Authority,        8/11 at 100.00         AAA       4,539,412
              FHA-Insured Mortgage Revenue Bonds, Jersey City Medical
              Center, Series 2001, 5.000%, 8/01/31 - AMBAC Insured

         140 New Jersey Health Care Facilities Financing Authority,        7/15 at 100.00        Baa3         146,922
              Revenue Bonds, Children's Specialized Hospital, Series
              2005A, 5.500%, 7/01/36

         210 New Jersey Health Care Facilities Financing Authority,        7/16 at 100.00          A-         215,983
              Revenue Bonds, Hunterdon Medical Center, Series 2006,
              5.125%, 7/01/35

             New Jersey Health Care Facilities Financing Authority,
             Revenue Bonds, Kennedy Health System Obligated Group,
             Series 2001:
         600  5.500%, 7/01/21                                              7/11 at 100.00          A2         638,118
         265  5.625%, 7/01/31                                              7/11 at 100.00          A2         281,843

       2,000 New Jersey Health Care Facilities Financing Authority,        7/10 at 100.00          A2       2,131,960
              Revenue Bonds, Robert Wood Johnson University Hospital,
              Series 2000, 5.750%, 7/01/31

         900 New Jersey Health Care Facilities Financing Authority,        7/15 at 100.00          AA         933,957
              Revenue Bonds, RWJ Health Care Corporation, Series 2005B,
              5.000%, 7/01/35 - RAAI Insured

       1,125 New Jersey Health Care Facilities Financing Authority,        7/13 at 100.00        Baa3       1,162,271
              Revenue Bonds, Somerset Medical Center, Series 2003,
              5.500%, 7/01/33

       1,250 New Jersey Health Care Facilities Financing Authority,        7/12 at 100.00        Baa1       1,349,188
              Revenue Bonds, South Jersey Hospital System, Series 2002,
              5.875%, 7/01/21

         845 New Jersey Health Care Facilities Financing Authority,        7/14 at 100.00          AA         908,696
              Revenue Bonds, St. Clare's Hospital, Series 2004A, 5.250%,
              7/01/20 - RAAI Insured

       1,500 New Jersey Health Care Facilities Financing Authority,        7/10 at 100.00        BBB+       1,641,435
              Revenue Bonds, St. Peter's University Hospital, Series
              2000A, 6.875%, 7/01/30

         510 New Jersey Health Care Facilities Financing Authority,        7/10 at 101.00        BBB-         569,726
              Revenue Bonds, Trinitas Hospital Obligated Group, Series
              2000, 7.500%, 7/01/30

       1,500 New Jersey Health Care Facilities Financing Authority,        1/09 at 101.00         AAA       1,582,470
              Revenue Bonds, Virtua Health System, Series 1998, 5.250%,
              7/01/10 - FSA Insured

       1,000 New Jersey Health Care Facilities Financing Authority,        7/07 at 102.00         AAA       1,031,890
              Revenue Refunding Bonds, AHS Hospital Corporation, Series
              1997A, 5.000%, 7/01/27 - AMBAC Insured

       1,710 New Jersey Health Care Facilities Financing Authority,        1/12 at 100.00          AA       1,771,611
              Revenue Refunding Bonds, Bayshore Community Hospital,
              Series 2002, 5.000%, 7/01/22 - RAAI Insured

       1,200 New Jersey Health Care Facilities Financing Authority,        7/07 at 102.00         AAA       1,250,388
              Revenue Refunding Bonds, Holy Name Hospital, Series 1997,
              5.250%, 7/01/20 - AMBAC Insured

         500 New Jersey Health Care Facilities Financing Authority,        7/07 at 102.00        BBB-         518,215
              Revenue Refunding Bonds, St. Elizabeth Hospital Obligated
              Group, Series 1997, 6.000%, 7/01/27

       1,000 Puerto Rico Industrial, Tourist, Educational, Medical and     7/06 at 101.00         AAA       1,012,480
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series
              1995A, 6.250%, 7/01/16 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
      20,980 Total Health Care                                                                             22,058,062
---------------------------------------------------------------------------------------------------------------------

----
24

   Principal                                                                  Optional Call
Amount (000)   Description                                                   Provisions (1) Ratings (2)           Value
--------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 3.4%

 $     1,000   Essex County Improvement Authority, New Jersey, FNMA         11/12 at 100.00         Aaa $     1,013,350
                Enhanced Multifamily Housing Revenue Bonds, Ballantyne
                House Project, Series 2002, 4.750%, 11/01/22 (Alternative
                Minimum Tax)

       1,500   New Jersey Housing and Mortgage Finance Agency, Multifamily   5/06 at 102.00         AAA       1,533,570
                Housing Revenue Bonds, Series 1996A, 6.200%, 11/01/18 -
                AMBAC Insured (Alternative Minimum Tax)

       1,500   New Jersey Housing and Mortgage Finance Agency, Multifamily   3/10 at 100.00         AAA       1,572,330
                Housing Revenue Bonds, Series 2000A-1, 6.350%, 11/01/31 -
                FSA Insured (Alternative Minimum Tax)

         630   New Jersey Housing and Mortgage Finance Agency, Multifamily   8/10 at 100.00         AAA         659,969
                Housing Revenue Bonds, Series 2000E-1, 5.750%, 5/01/25 -
                FSA Insured

         970   Newark Housing Authority, New Jersey, GNMA Collateralized    10/09 at 102.00         Aaa       1,035,339
                Housing Revenue Bonds, Fairview Apartments Project, Series
                2000A, 6.300%, 10/20/19 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------
       5,600   Total Housing/Multifamily                                                                      5,814,558
--------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 2.9%

       4,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer   10/07 at 101.50         AAA       4,126,160
                Program Revenue Bonds, Series 1997U, 5.700%, 10/01/14 -
                MBIA Insured (Alternative Minimum Tax)

         755   New Jersey Housing and Mortgage Finance Agency, Home Buyer   10/10 at 100.00         AAA         756,933
                Program Revenue Bonds, Series 2000CC, 5.875%, 10/01/31 -
                MBIA Insured (Alternative Minimum Tax)

         205   Virgin Islands Housing Finance Corporation, GNMA              3/06 at 101.00         AAA         207,230
                Mortgage-Backed Securities Program Single Family Mortgage
                Revenue Refunding Bonds, Series 1995A, 6.450%, 3/01/16
                (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------
       4,960   Total Housing/Single Family                                                                    5,090,323
--------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 6.8%

       1,300   New Jersey Economic Development Authority, First Mortgage     7/08 at 102.00           A       1,353,534
                Fixed Rate Revenue Bonds, Cadbury Corporation, Series
                1998A, 5.500%, 7/01/18 - ACA Insured

         375   New Jersey Economic Development Authority, First Mortgage    11/14 at 100.00         N/R         404,561
                Revenue Bonds, Winchester Gardens at Wards Homestead,
                Series 2004A, 5.750%, 11/01/24

       5,100   New Jersey Economic Development Authority, Revenue Bonds,    12/09 at 101.00         Aa3       5,474,339
                Jewish Community Housing Corporation of Metropolitan New
                Jersey, Series 1999, 5.900%, 12/01/31

         600   New Jersey Economic Development Authority, Revenue Bonds,     6/11 at 102.00          A+         659,118
                Masonic Charity Foundation of New Jersey, Series 2001,
                5.875%, 6/01/18

       1,500   New Jersey Economic Development Authority, Revenue Bonds,     1/08 at 102.00         BB+       1,503,660
                United Methodist Homes of New Jersey Obligated Group,
                Series 1998, 5.125%, 7/01/25

               New Jersey Health Care Facilities Financing Authority,
               Revenue Bonds, House of the Good Shepherd Obligated Group,
               Series 2001:
       1,000    5.100%, 7/01/21 - RAAI Insured                               7/11 at 100.00          AA       1,040,330
       1,350    5.200%, 7/01/31 - RAAI Insured                               7/11 at 100.00          AA       1,404,675
--------------------------------------------------------------------------------------------------------------------------
      11,225   Total Long-Term Care                                                                          11,840,217
--------------------------------------------------------------------------------------------------------------------------
               Materials - 0.3%

         250   Union County Pollution Control Financing Authority, New         No Opt. Call        Baa1         262,630
                Jersey, Revenue Refunding Bonds, American Cyanamid
                Company, Series 1994, 5.800%, 9/01/09
--------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 9.0%

       1,445   Clifton, New Jersey, General Obligation Bonds, Series 2002,   1/11 at 100.00         AAA       1,522,510
                5.000%, 1/15/19 - FGIC Insured

         500   Hillsborough Township School District, Somerset County, New     No Opt. Call          AA         556,160
                Jersey, General Obligation School Bonds, Series 1992,
                5.875%, 8/01/11

       3,500   Middletown Township Board of Education, Monmouth County,      8/10 at 100.00         AAA       3,675,735
                New Jersey, Refunding School Bonds, Series 2001, 5.000%,
                8/01/22 - FSA Insured

         480   New Jersey, General Obligation Bonds, Series 2005L, 5.250%,     No Opt. Call         AAA         535,685
                7/15/16 - AMBAC Insured

         165   Parsippany-Troy Hills Township, New Jersey, General             No Opt. Call          AA         159,072
                Obligation Bonds, Series 1992, 0.000%, 4/01/07

         250   Union City, Hudson County, New Jersey, General Obligation       No Opt. Call         AAA         281,135
                Bonds, Series 1992, 6.375%, 11/01/10 - FSA Insured

----
25

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND (continued)
February 28, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

 $     5,000 Union County Utilities Authority, New Jersey, Solid Waste     6/08 at 102.00         AA+ $     5,104,199
              System County Deficiency Revenue Bonds, Series 1998A,
              5.000%, 6/15/28 (Alternative Minimum Tax)

       1,000 Washington Township Board of Education, Gloucester County,    2/13 at 100.00         Aaa       1,071,930
              New Jersey, General Obligation Bonds, Series 2004, 5.000%,
              2/01/15 - MBIA Insured

       2,550 Washington Township Board of Education, Mercer County, New      No Opt. Call         Aaa       2,776,211
              Jersey, General Obligation Bonds, Series 2005, 5.000%,
              1/01/16 - FSA Insured
---------------------------------------------------------------------------------------------------------------------
      14,890 Total Tax Obligation/General                                                                  15,682,637
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 21.4%

         650 Bergen County Improvement Authority, New Jersey, Guaranteed     No Opt. Call         Aaa         726,720
              Lease Revenue Bonds, County Administration Complex
              Project, Series 2005, 5.000%, 11/15/26

       1,005 Burlington County Bridge Commission, New Jersey,              8/13 at 100.00          AA       1,075,310
              Governmental Leasing Program Revenue Bonds, County
              Guaranteed, Series 2003, 5.000%, 8/15/15

             Burlington County Bridge Commission, New Jersey, Guaranteed
             Pooled Loan Bonds, Series 2003:
       1,000  5.000%, 12/01/20 - MBIA Insured                             12/13 at 100.00         AAA       1,071,930
         695  5.000%, 12/01/21 - MBIA Insured                             12/13 at 100.00         AAA         740,112

       1,550 Essex County Improvement Authority, New Jersey, General      10/13 at 100.00         Aaa       1,627,268
              Obligation Lease Revenue Bonds, Correctional Facilities
              Project, Series 2003A, 5.000%, 10/01/28 - FGIC Insured

         400 Essex County Improvement Authority, New Jersey, Guaranteed    6/06 at 100.00          A3         400,744
              Pooled Revenue Bonds, Series 1992A, 6.500%, 12/01/12

       3,000 Essex County Improvement Authority, New Jersey, Lease           No Opt. Call         Aaa       3,235,710
              Revenue Bonds, Series 2003, 5.000%, 12/15/12 - FSA Insured

         900 Garden State Preservation Trust, New Jersey, Open Space and     No Opt. Call         AAA       1,006,029
              Farmland Preservation Bonds, Series 2005C, 5.125%,
              11/01/18 - FSA Insured

       1,000 Gloucester County Improvement Authority, New Jersey, Lease    9/15 at 100.00         AAA       1,067,430
              Revenue Bonds, Series 2005A, 5.000%, 9/01/23 - MBIA Insured

             Hudson County Improvement Authority, New Jersey, County
             Secured Lease Revenue Bonds, County Services Building
             Project, Series 2005:
         395  5.000%, 4/01/25 - AMBAC Insured                              4/15 at 100.00         AAA         418,815
         920  5.000%, 4/01/35 - AMBAC Insured                              4/15 at 100.00         AAA         967,647

         405 Little Ferry Board of Education, Bergen County, New Jersey,     No Opt. Call         N/R         411,565
              Certificates of Participation, Series 1994, 6.300%, 1/15/08

       3,025 Middlesex County Improvement Authority, New Jersey, County    9/09 at 100.00         AAA       3,189,469
              Guaranteed Open Space Trust Fund Revenue Bonds, Series
              1999, 5.250%, 9/15/15

       3,000 Middlesex County, New Jersey, Certificates of                 8/11 at 100.00         AAA       3,162,420
              Participation, Series 2001, 5.000%, 8/01/22 - MBIA Insured

       1,560 New Jersey Economic Development Authority, Cigarette Tax      6/14 at 100.00         BBB       1,659,778
              Revenue Bonds, Series 2004, 5.750%, 6/15/34

       2,600 New Jersey Economic Development Authority, Revenue Bonds,     7/14 at 100.00         AAA       2,858,440
              Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 -
              MBIA Insured

         700 New Jersey Economic Development Authority, School             9/15 at 100.00         AAA         759,409
              Facilities Construction Bonds, Series 2005N-1,
              5.000%, 9/01/17 - AMBAC Insured

       1,700 New Jersey Economic Development Authority, School Facility      No Opt. Call         AAA       1,882,359
              Construction Bonds, Series 2005K, 5.250%, 12/15/14 - FGIC
              Insured

       1,000 New Jersey Educational Facilities Authority, Revenue Bonds,   9/12 at 100.00         AAA       1,081,410
              Higher Education Capital Improvement Bonds, Fund Issue,
              Series 2002A, 5.250%, 9/01/19 - AMBAC Insured

       1,050 New Jersey Health Care Facilities Financing Authority,        9/15 at 100.00         AAA       1,131,155
              Lease Revenue Bonds, Department of Human Services -
              Greystone Park Psychiatric Hospital, Series 2005, 5.000%,
              9/15/18 - AMBAC Insured

       1,180 New Jersey Transit Corporation, Lease Appropriation Bonds,    9/15 at 100.00         AAA       1,264,630
              Series 2005A, 5.000%, 9/15/18 - FGIC Insured

----
26

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

 $     2,500 New Jersey Transportation Trust Fund Authority,               6/15 at 100.00         AAA $     2,683,325
              Transportation System Bonds, Series 2005D, 5.000%, 6/15/19
              - FSA Insured

         170 Puerto Rico Aqueduct and Sewerage Authority, Revenue          7/06 at 101.50         BBB         172,982
              Refunding Bonds, Series 1995, 5.000%, 7/01/15

       4,000 Puerto Rico Public Finance Corporation, Commonwealth            No Opt. Call         AAA       4,498,319
              Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 - AMBAC
              Insured
---------------------------------------------------------------------------------------------------------------------
      34,405 Total Tax Obligation/Limited                                                                  37,092,976
---------------------------------------------------------------------------------------------------------------------
             Transportation - 13.9%

             Delaware River and Bay Authority, Delaware and New Jersey,
             Revenue Bonds, Series 2005:
       1,335  5.000%, 1/01/26 - MBIA Insured                               1/15 at 100.00         AAA       1,417,690
         500  5.000%, 1/01/27 - MBIA Insured                               1/15 at 100.00         AAA         529,830
         500  5.000%, 1/01/28 - MBIA Insured                               1/15 at 100.00         AAA         528,695

       3,500 Delaware River Port Authority, New Jersey and Pennsylvania,   1/10 at 100.00         AAA       3,763,655
              Revenue Bonds, Series 1999, 5.750%, 1/01/22 - FSA Insured

       3,400 New Jersey Turnpike Authority, Revenue Bonds, Residual        7/13 at 100.00         Aaa       4,088,126
              Interest, Series 835, Series 2003A, 8.058%, 1/01/19 - FGIC
              Insured (IF)

             New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
          40  6.500%, 1/01/16                                                No Opt. Call           A          46,819
         485  6.500%, 1/01/16 - MBIA Insured                                 No Opt. Call         AAA         569,851

       1,330 New Jersey Turnpike Authority, Revenue Bonds, Series 2005C,   1/15 at 100.00         AAA       1,402,312
              5.000%, 1/01/35 - FSA Insured

         375 Newark Housing Authority, New Jersey, Port Authority          1/14 at 100.00         AAA         406,133
              Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 -
              MBIA Insured

       2,500 Port Authority of New York and New Jersey, Consolidated       6/15 at 101.00         AAA       2,658,075
              Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%,
              12/01/28 - XLCA Insured

             Port Authority of New York and New Jersey, Special Project
             Bonds, JFK International Air Terminal LLC, Sixth Series
             1997:
       2,125  6.250%, 12/01/08 - MBIA Insured (Alternative Minimum Tax)      No Opt. Call         AAA       2,254,519
       1,000  7.000%, 12/01/12 - MBIA Insured (Alternative Minimum Tax)      No Opt. Call         AAA       1,165,100
       2,000  5.750%, 12/01/22 - MBIA Insured (Alternative Minimum Tax)   12/07 at 102.00         AAA       2,107,120
       3,125  5.750%, 12/01/25 - MBIA Insured (Alternative Minimum Tax)   12/07 at 100.00         AAA       3,233,750
---------------------------------------------------------------------------------------------------------------------
      22,215 Total Transportation                                                                          24,171,675
---------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 9.7% (3)

             Garden State Preservation Trust, New Jersey, Open Space and
             Farmland Preservation Bonds, Series 2003A:
         750  5.250%, 11/01/19 (Pre-refunded 11/01/13) - FSA Insured      11/13 at 100.00         AAA         828,180
       1,225  5.000%, 11/01/20 (Pre-refunded 11/01/13) - FSA Insured      11/13 at 100.00         AAA       1,332,371
       1,625  5.000%, 11/01/21 (Pre-refunded 11/01/13) - FSA Insured      11/13 at 100.00         AAA       1,767,431

       1,750 New Jersey Economic Development Authority, School             6/12 at 100.00         AAA       1,886,553
              Facilities Construction Bonds, Series 2002C,
              5.000%, 6/15/20 (Pre-refunded 6/15/12) - MBIA Insured

       1,000 New Jersey Economic Development Authority, School             6/13 at 100.00         AAA       1,100,760
              Facilities Construction Bonds, Series 2003F,
              5.250%, 6/15/21 (Pre-refunded 6/15/13) - FGIC Insured

       1,350 New Jersey Economic Development Authority, School             9/13 at 100.00         AAA       1,466,721
              Facilities Construction Bonds, Series 2004G,
              5.000%, 9/01/17 (Pre-refunded 9/01/13) - MBIA Insured

         625 New Jersey Health Care Facilities Financing Authority,          No Opt. Call         Aaa         672,256
              Revenue Bonds, Hackensack Hospital, Series 1979A, 8.750%,
              7/01/09 (ETM)

             New Jersey Transportation Trust Fund Authority,
             Transportation System Bonds, Series 2003C:
       1,000  5.500%, 6/15/17 (Pre-refunded 6/15/13)                       6/13 at 100.00         AAA       1,118,000
       1,000  5.500%, 6/15/18 (Pre-refunded 6/15/13)                       6/13 at 100.00         AAA       1,116,640

----
27

Portfolio of Investments
NUVEEN NEW JERSEY MUNICIPAL BOND FUND (continued)
February 28, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (3) (continued)

             New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
 $        10  6.500%, 1/01/16 (ETM)                                          No Opt. Call         AAA $        11,799
         165  6.500%, 1/01/16 - MBIA Insured (ETM)                           No Opt. Call         AAA         194,682
         600  6.500%, 1/01/16 (ETM)                                          No Opt. Call         AAA         707,934
         165  6.500%, 1/01/16 - AMBAC Insured (ETM)                          No Opt. Call         AAA         194,682
         115  6.500%, 1/01/16 - MBIA Insured (ETM)                           No Opt. Call         AAA         135,423
          10  6.500%, 1/01/16 - AMBAC Insured (ETM)                          No Opt. Call         AAA          11,799

       3,900 Puerto Rico Infrastructure Financing Authority, Special      10/10 at 101.00         AAA       4,227,873
              Obligation Bonds, Series 2000A, 5.375%, 10/01/24 (ETM)
---------------------------------------------------------------------------------------------------------------------
      15,290 Total U.S. Guaranteed                                                                         16,773,104
---------------------------------------------------------------------------------------------------------------------
             Utilities - 0.9%

         220 Camden County Pollution Control Financing Authority, New      6/06 at 100.00        Baa3         220,341
              Jersey, Solid Waste Disposal and Resource Recovery System
              Revenue Bonds, Series 1991D, 7.250%, 12/01/10

       1,250 New Jersey Economic Development Authority, Pollution            No Opt. Call        Baa1       1,292,213
              Control Revenue Refunding Bonds, Public Service Electric
              and Gas Company, Series 2001A, 5.000%, 3/01/12

         100 Port Authority of New York and New Jersey, Special Project      No Opt. Call         N/R         101,433
              Bonds, KIAC Partners, Fourth Series 1996, 7.000%, 10/01/07
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
       1,570 Total Utilities                                                                                1,613,987
---------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 1.2%

       1,380 Bayonne Municipal Utilities Authority, New Jersey, Water      4/13 at 100.00         Aaa       1,464,870
              System Revenue Refunding Bonds, Series 2003A, 5.000%,
              4/01/18 - XLCA Insured

         500 North Hudson Sewerage Authority, New Jersey, Sewerage         8/12 at 100.00         Aaa         540,235
              Revenue Refunding Bonds, Series 2002A, 5.250%, 8/01/19 -
              FGIC Insured
---------------------------------------------------------------------------------------------------------------------
       1,880 Total Water and Sewer                                                                          2,005,105
---------------------------------------------------------------------------------------------------------------------
 $   160,255 Total Investments (cost $163,934,705) - 98.6%                                                170,982,030
---------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.4%                                                           2,457,952
             -------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                        $   173,439,982
             -------------------------------------------------------------------------------------------------------

            (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
            (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade. The ratings shown for inverse floating rate investments represent those of the underlying bonds and not the inverse floating rate investments themselves. Inverse floating rate investments likely present greater credit risk to the holders of such investments than to those holders of the underlying bonds.
            (3) Investment is backed by an escrow or trust containing
                sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.
            N/R Investment is not rated.
          (ETM) Investment is escrowed to maturity.
           (IF) Inverse floating rate investment.

                                See accompanying notes to financial statements.

----
28

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND
February 28, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Consumer Discretionary - 0.2%

 $       665 New York City Industrial Development Agency, New York,        9/15 at 100.00        BBB- $       670,353
              Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005,
              5.000%, 9/01/35
---------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 2.0%

       1,500 Nassau County Tobacco Settlement Corporation, New York,       7/09 at 101.00        BBB-       1,590,180
              Tobacco Settlement Asset-Backed Bonds, Series 1999A,
              6.500%, 7/15/27

         225 New York Counties Tobacco Trust I, Tobacco Settlement         6/10 at 101.00         BBB         230,861
              Pass-Through Bonds, Series 2000B, 5.800%, 6/01/23

       1,110 New York Counties Tobacco Trust II, Tobacco Settlement        6/11 at 101.00         BBB       1,129,136
              Pass-Through Bonds, Series 2001, 5.250%, 6/01/25

       1,365 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00         BBB       1,398,893
              Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

         615 Rensselaer Tobacco Asset Securitization Corporation, New      6/12 at 100.00         BBB         623,967
              York, Tobacco Settlement Asset-Backed Bonds, Series 2001A,
              5.200%, 6/01/25

             TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series
             2006:
       1,225  4.750%, 6/01/22                                              6/16 at 100.00         BBB       1,227,377
       1,225  5.000%, 6/01/26                                              6/16 at 100.00         BBB       1,222,587
---------------------------------------------------------------------------------------------------------------------
       7,265 Total Consumer Staples                                                                         7,423,001
---------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 10.7%

       2,000 Albany Industrial Development Agency, New York, Revenue      10/10 at 100.00          AA       2,151,920
              Bonds, Albany Law School, Series 2000A, 5.750%, 10/01/30 -
              RAAI Insured

       1,605 Brookhaven Industrial Development Agency, New York, Revenue   3/23 at 100.00         BB+       1,606,236
              Bonds, Dowling College, Series 1993, 6.750%, 3/01/23

         685 Dormitory Authority of the State of New York, Insured         7/11 at 102.00          AA         733,608
              Revenue Bonds, D'Youville College, Series 2001, 5.250%,
              7/01/20 - RAAI Insured

       1,850 Dormitory Authority of the State of New York, Insured         7/08 at 101.00         AAA       1,930,124
              Revenue Bonds, New York Medical College, Series 1998,
              5.000%, 7/01/21 - MBIA Insured

             Dormitory Authority of the State of New York, Lease Revenue
             Bonds, State University Dormitory Facilities, Series 2003B:
       1,250  5.250%, 7/01/31 (Mandatory put 7/01/13) - FGIC Insured       7/31 at 100.00         AAA       1,361,350
       2,000  5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA Insured       7/32 at 100.00         AAA       2,178,160

       1,000 Dormitory Authority of the State of New York, Revenue           No Opt. Call         AAA       1,152,840
              Bonds, City University of New York, Series 2005A, 5.500%,
              7/01/18 - FGIC Insured

       2,700 Dormitory Authority of the State of New York, Revenue         7/09 at 101.00          AA       2,921,886
              Bonds, Marymount Manhattan College, Series 1999, 6.250%,
              7/01/29 - RAAI Insured

       1,250 Dormitory Authority of the State of New York, Revenue         7/09 at 102.00          AA       1,359,775
              Bonds, Pratt Institute, Series 1999, 6.000%, 7/01/24 -
              RAAI Insured

       1,335 Dormitory Authority of the State of New York, Revenue         5/10 at 101.00         AAA       1,977,495
              Bonds, State University Educational Facilities, 1999
              Resolution, Series A-D, RITES, Series PA-781R, 10.373%,
              5/15/16 - FSA Insured (IF)

       1,000 Dormitory Authority of the State of New York, Revenue         5/14 at 100.00         AA-       1,097,480
              Bonds, State University Educational Facilities, Series
              1993B, 5.250%, 5/15/19

         860 Dormitory Authority of the State of New York, Second            No Opt. Call          A1         934,897
              General Resolution Consolidated Revenue Bonds, City
              University System, Series 1990C, 7.500%, 7/01/10

       1,500 Dormitory Authority of the State of New York, Second            No Opt. Call         AA-       1,542,885
              General Resolution Consolidated Revenue Bonds, City
              University System, Series 1993A, 5.750%, 7/01/07

       2,470 Dutchess County Industrial Development Agency, New York,      5/06 at 100.00          A3       2,477,583
              Civic Facility Revenue Bonds, Bard College, Series 1992,
              7.000%, 11/01/17

         615 Hempstead Town Industrial Development Agency, New York,      10/15 at 100.00          A-         639,446
              Revenue Bonds, Adelphi University, Civic Facility Project,
              Series 2005, 5.000%, 10/01/35

       1,650 New York City Industrial Development Agency, New York,        7/12 at 100.00          A1       1,746,905
              Civic Facility Revenue Bonds, American Council of Learned
              Societies, Series 2002, 5.250%, 7/01/27

----
29

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 28, 2006

   Principal                                                                  Optional Call
Amount (000)   Description                                                   Provisions (1) Ratings (2)           Value
--------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations (continued)

               New York City Industrial Development Agency, New York,
               Civic Facility Revenue Bonds, College of New Rochelle,
               Series 1995:
 $     1,000    6.200%, 9/01/10                                              3/06 at 102.00        Baa2 $     1,021,860
       1,000    6.300%, 9/01/15                                              3/06 at 102.00        Baa2       1,021,640

         700   New York City Trust for Cultural Resources, New York,         7/10 at 101.00           A         757,071
                Revenue Bonds, Museum of American Folk Art, Series 2000,
                6.000%, 7/01/22 - ACA Insured

       1,000   New York City Trust for Cultural Resources, New York,         7/12 at 100.00         AAA       1,050,120
                Revenue Bonds, Museum of Modern Art, Series 2001D, 5.125%,
                7/01/31 - AMBAC Insured

               Niagara County Industrial Development Agency, New York,
               Civic Facility Revenue Bonds, Niagara University, Series
               2001A:
       3,000    5.500%, 11/01/16 - RAAI Insured                             11/11 at 101.00          AA       3,269,850
       1,000    5.350%, 11/01/23 - RAAI Insured                             11/11 at 101.00          AA       1,081,420

       3,425   Suffolk County Industrial Development Agency, New York,       6/06 at 100.00         BB+       3,430,994
                Revenue Bonds, Dowling College, Series 1994, 6.625%,
                6/01/24

       1,000   Suffolk County Industrial Development Agency, New York,      12/06 at 102.00         BB+       1,019,130
                Revenue Bonds, Dowling College, Series 1996, 6.700%,
                12/01/20

               Utica Industrial Development Agency, New York, Revenue
               Bonds, Utica College, Series 1998A:
         195    5.300%, 8/01/08                                                No Opt. Call         N/R         195,575
       1,000    5.750%, 8/01/28                                              8/08 at 102.00         N/R       1,014,940
--------------------------------------------------------------------------------------------------------------------------
      37,090   Total Education and Civic Organizations                                                       39,675,190
--------------------------------------------------------------------------------------------------------------------------
               Financials - 0.2%

         500   Liberty Development Corporation, New York, Goldman Sachs        No Opt. Call         Aa3         567,670
                Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35
--------------------------------------------------------------------------------------------------------------------------
               Health Care - 10.7%

       3,300   Dormitory Authority of the State of New York, FHA-Insured     2/07 at 102.00         AAA       3,440,646
                Mortgage Nursing Home Revenue Bonds, Menorah Campus Inc.,
                Series 1997, 5.950%, 2/01/17

       2,250   Dormitory Authority of the State of New York, FHA-Insured     2/07 at 102.00         AAA       2,339,325
                Mortgage Nursing Home Revenue Bonds, Rosalind and Joseph
                Gurwin Jewish Geriatric Center of Long Island, Series
                1997, 5.700%, 2/01/37 - AMBAC Insured

       2,640   Dormitory Authority of the State of New York, FHA-Insured     2/15 at 100.00         AAA       2,776,699
                Revenue Bonds, Montefiore Medical Center, Series 2005,
                5.000%, 2/01/28 - FGIC Insured

       4,400   Dormitory Authority of the State of New York, FHA-Insured     8/15 at 100.00          AA       4,534,024
                Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005,
                4.900%, 8/15/31

       3,000   Dormitory Authority of the State of New York, Revenue         7/10 at 101.00        Baa1       3,296,730
                Bonds, Catholic Health Services of Long Island Obligated
                Group - St. Catherine of Siena Medical Center, Series
                2000A, 6.500%, 7/01/20

       2,400   Dormitory Authority of the State of New York, Revenue         7/11 at 101.00         Ba2       2,363,424
                Bonds, Lenox Hill Hospital Obligated Group, Series 2001,
                5.500%, 7/01/30

       1,650   Dormitory Authority of the State of New York, Revenue         7/10 at 101.00         Ba1       1,782,479
                Bonds, Mount Sinai NYU Health Obligated Group, Series
                2000A, 6.500%, 7/01/25

       3,270   Dormitory Authority of the State of New York, Revenue         8/14 at 100.00         AAA       3,569,074
                Bonds, New York and Presbyterian Hospital, Series 2004A,
                5.250%, 8/15/15 - FSA Insured

       1,250   Dormitory Authority of the State of New York, Revenue         5/13 at 100.00          A3       1,334,113
                Bonds, North Shore Long Island Jewish Group, Series 2003,
                5.375%, 5/01/23

         220   Dormitory Authority of the State of New York, Revenue         7/06 at 102.00          B2         219,914
                Bonds, Nyack Hospital, Series 1996, 6.000%, 7/01/06

       1,500   Dormitory Authority of the State of New York, Revenue         7/13 at 100.00        Baa1       1,593,285
                Bonds, South Nassau Communities Hospital, Series 2003B,
                5.500%, 7/01/23

       1,000   Dormitory Authority of the State of New York, Revenue         7/13 at 100.00        Baa1       1,046,280
                Bonds, Winthrop-South Nassau University Hospital
                Association, Series 2003A, 5.500%, 7/01/32

       2,550   New York City Health and Hospitals Corporation, New York,     2/13 at 100.00         AAA       2,746,044
                Health System Revenue Bonds, Series 2003A, 5.250%, 2/15/22
                - AMBAC Insured

----
30

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Health Care (continued)

 $       745 New York City Industrial Development Agency, New York,        7/12 at 100.00          B2 $       758,693
              Civic Facility Revenue Bonds, Staten Island University
              Hospital, Series 2001B, 6.375%, 7/01/31

       2,175 New York City Industrial Development Agency, New York,        7/12 at 101.00          B2       2,229,680
              Civic Facility Revenue Bonds, Staten Island University
              Hospital, Series 2002C, 6.450%, 7/01/32

         300 New York State Medical Care Facilities Finance Agency,        8/06 at 100.00         AAA         300,396
              FHA-Insured Mortgage Revenue Bonds, Hospital and Nursing
              Home Projects, Series 1992B, 6.200%, 8/15/22

         785 New York State Medical Care Facilities Finance Agency,        8/06 at 101.00          AA         794,530
              FHA-Insured Mortgage Revenue Bonds, Kenmore Mercy
              Hospital, Series 1995B, 6.100%, 2/15/15

       1,620 Newark-Wayne Community Hospital, New York, Hospital Revenue   3/06 at 100.00         N/R       1,620,000
              Refunding and Improvement Bonds, Series 1993A, 7.600%,
              9/01/15

             Suffolk County Industrial Development Agency, New York,
             Revenue Bonds, Huntington Hospital, Series 2002C:
         850  6.000%, 11/01/22                                            11/12 at 100.00        Baa1         918,425
       1,220  5.875%, 11/01/32                                            11/12 at 100.00        Baa1       1,291,199

       1,000 Yonkers Industrial Development Agency, New York, Revenue      7/11 at 101.00          BB       1,042,680
              Bonds, St. John's Riverside Hospital, Series 2001A,
              7.125%, 7/01/31
---------------------------------------------------------------------------------------------------------------------
      38,125 Total Health Care                                                                             39,997,640
---------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 5.3%

         335 East Syracuse Housing Authority, New York, FHA-Insured        4/10 at 102.00         AAA         364,336
              Section 8 Assisted Revenue Refunding Bonds, Bennet
              Project, Series 2001A, 6.700%, 4/01/21

       1,000 Madison County Industrial Development Agency, New York,       6/15 at 101.00         AAA       1,054,700
              Civic Facility Revenue Bonds, Morrisville State College
              Foundation, Series 2005A, 5.000%, 6/01/37 - CIFG Insured

             New York City Housing Development Corporation, New York,
             Multifamily Housing Revenue Bonds, Series 2001A:
       2,000  5.500%, 11/01/31                                             5/11 at 101.00          AA       2,081,500
       2,000  5.600%, 11/01/42                                             5/11 at 101.00          AA       2,080,800

       2,000 New York City Housing Development Corporation, New York,     11/11 at 100.00          AA       2,051,760
              Multifamily Housing Revenue Bonds, Series 2001C-2, 5.400%,
              11/01/33 (Alternative Minimum Tax)

             New York City Housing Development Corporation, New York,
             Multifamily Housing Revenue Bonds, Series 2002A:
         910  5.375%, 11/01/23 (Alternative Minimum Tax)                   5/12 at 100.00          AA         947,474
         450  5.500%, 11/01/34 (Alternative Minimum Tax)                   5/12 at 100.00          AA         464,810

       2,000 New York City Housing Development Corporation, New York,      5/14 at 100.00          AA       2,101,520
              Multifamily Housing Revenue Bonds, Series 2004A, 5.250%,
              11/01/30

       1,080 New York City Housing Development Corporation, New York,     11/15 at 100.00          AA       1,091,632
              Multifamily Housing Revenue Bonds, Series 2005F-1, 4.750%,
              11/01/35

             New York State Housing Finance Agency, FHA-Insured
             Multifamily Housing Mortgage Revenue Bonds, Series 1992A:
         105  6.950%, 8/15/12                                              8/06 at 100.00          AA         106,399
          45  7.000%, 8/15/22                                              8/06 at 100.00          AA          45,474

       1,990 New York State Housing Finance Agency, Mortgage Revenue       5/06 at 102.00         AAA       2,038,894
              Refunding Bonds, Housing Project, Series 1996A, 6.125%,
              11/01/20 - FSA Insured

       1,000 New York State Housing Finance Agency, Secured Mortgage       8/11 at 100.00         Aa1       1,028,950
              Program Multifamily Housing Revenue Bonds, Series 2001G,
              5.400%, 8/15/33 (Alternative Minimum Tax)

       1,250 Tonawanda Housing Authority, New York, Housing Revenue        9/09 at 103.00         N/R       1,185,763
              Bonds, Kibler Senior Housing LP, Series 1999A, 7.750%,
              9/01/31

       3,030 Westchester County Industrial Development Agency, New York,   8/11 at 102.00         Aaa       3,239,555
              GNMA Collateralized Mortgage Loan Revenue Bonds, Living
              Independently for the Elderly Inc., Series 2001A, 5.400%,
              8/20/32
---------------------------------------------------------------------------------------------------------------------
      19,195 Total Housing/Multifamily                                                                     19,883,567
---------------------------------------------------------------------------------------------------------------------

----
31

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 28, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 1.8%

 $     2,375 New York State Mortgage Agency, Homeowner Mortgage Revenue    4/15 at 100.00         Aa1 $     2,381,033
              Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum
              Tax) (WI/DD, Settling 3/09/06)

         745 New York State Mortgage Agency, Homeowner Mortgage Revenue   10/09 at 100.00         Aa1         752,130
              Bonds, Series 82, 5.650%, 4/01/30 (Alternative Minimum Tax)

       1,470 New York State Mortgage Agency, Homeowner Mortgage Revenue    4/10 at 100.00         Aa1       1,540,340
              Bonds, Series 95, 5.625%, 4/01/22

       1,660 New York State Mortgage Agency, Mortgage Revenue Bonds,       4/13 at 101.00         Aaa       1,689,996
              Thirty-Third Series A, 4.750%, 4/01/23 (Alternative
              Minimum Tax)

         280 New York State Mortgage Agency, Mortgage Revenue Bonds,      10/10 at 100.00         Aaa         287,720
              Twenty-Ninth Series, 5.450%, 4/01/31 (Alternative Minimum
              Tax)
---------------------------------------------------------------------------------------------------------------------
       6,530 Total Housing/Single Family                                                                    6,651,219
---------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 4.9%

         300 Dormitory Authority of the State of New York, FHA-Insured     2/12 at 101.00         AAA         321,093
              Mortgage Revenue Bonds, Augustana Lutheran Home for the
              Aged Inc., Series 2001, 5.400%, 2/01/31 - MBIA Insured

       1,875 Dormitory Authority of the State of New York, FHA-Insured     8/06 at 102.00         AAA       1,890,694
              Mortgage Revenue Bonds, W.K. Nursing Home Corporation,
              Series 1996, 5.950%, 2/01/16

       1,520 Dormitory Authority of the State of New York, FHA-Insured     2/13 at 102.00         AAA       1,621,962
              Nursing Home Mortgage Revenue Bonds, Shorefront Jewish
              Geriatric Center Inc., Series 2002, 5.200%, 2/01/32

       2,000 Dormitory Authority of the State of New York, Revenue         7/06 at 102.00         Aa1       2,054,040
              Bonds, Bishop Henry R. Hucles Nursing Home Inc., Series
              1996, 6.000%, 7/01/24

       1,500 Dormitory Authority of the State of New York, Revenue         7/10 at 101.00         Aa3       1,630,605
              Bonds, Concord Nursing Home Inc., Series 2000, 6.500%,
              7/01/29

       1,000 Dormitory Authority of the State of New York, Revenue         7/10 at 102.00           A       1,095,430
              Bonds, Miriam Osborn Memorial Home Association, Series
              2000B, 6.375%, 7/01/29 - ACA Insured

             Dormitory Authority of the State of New York, Revenue
             Bonds, Providence Rest, Series 2005:
          50  5.125%, 7/01/30 - ACA Insured                                7/15 at 100.00           A          52,146
         415  5.000%, 7/01/35 - ACA Insured                                7/15 at 100.00           A         426,354

       1,320 East Rochester Housing Authority, New York, GNMA Secured     12/11 at 101.00         Aaa       1,401,022
              Revenue Refunding Bonds, Genesee Valley Presbyterian
              Nursing Center, Series 2001, 5.200%, 12/20/24

         965 Nassau County Industrial Development Agency, New York,        7/11 at 101.00         N/R       1,041,486
              Revenue Bonds, Special Needs Facilities Pooled Program,
              Series 2001B-1, 7.250%, 7/01/16

       1,000 New York City Industrial Development Agency, New York,        7/10 at 102.00         N/R       1,076,620
              Civic Facility Revenue Bonds, Special Needs Facilities
              Pooled Program, Series 2000, 8.125%, 7/01/19

         250 Suffolk County Industrial Development Agency, New York,       7/11 at 101.00         N/R         269,815
              Revenue Bonds, Special Needs Facilities Pooled Program,
              Series 2001C-1, 7.250%, 7/01/16

       5,000 Syracuse Housing Authority, New York, FHA-Insured Mortgage    2/08 at 102.00         AAA       5,266,800
              Revenue Bonds, Loretto Rest Residential Healthcare
              Facility, Series 1997A, 5.800%, 8/01/37
---------------------------------------------------------------------------------------------------------------------
      17,195 Total Long-Term Care                                                                          18,148,067
---------------------------------------------------------------------------------------------------------------------
             Materials - 0.2%

         700 Essex County Industrial Development Agency, New York,        11/09 at 101.00         BBB         743,568
              Environmental Improvement Revenue Bonds, International
              Paper Company, Series 1999A, 6.450%, 11/15/23 (Alternative
              Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 5.8%

       1,000 Erie County, New York, General Obligation Bonds, Series      12/15 at 100.00         AAA       1,085,550
              2005A, 5.000%, 12/01/18 - MBIA Insured

             New York City, New York, General Obligation Bonds, Fiscal
             Series 1996G:
          60  5.750%, 2/01/17                                              2/08 at 100.00          A+          61,004
         150  5.750%, 2/01/20                                              2/08 at 100.00          A+         152,511

         855 New York City, New York, General Obligation Bonds, Fiscal    11/06 at 101.50          A+         880,223
              Series 1997D, 5.875%, 11/01/11

       1,650 New York City, New York, General Obligation Bonds, Fiscal     8/14 at 100.00          A+       1,799,309
              Series 2004C, 5.250%, 8/15/16

       3,000 New York City, New York, General Obligation Bonds, Fiscal    11/14 at 100.00         AAA       3,214,500
              Series 2004E, 5.000%, 11/01/19 - FSA Insured

----
32

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

 $     1,725 New York City, New York, General Obligation Bonds, Fiscal     8/15 at 100.00         AAA $     1,871,556
              Series 2006C, 5.000%, 8/01/16 - FSA Insured

       3,620 New York City, New York, General Obligation Bonds, Fiscal     9/15 at 100.00         AAA       3,893,600
              Series 2006F-1, 5.000%, 9/01/19 - XLCA Insured

         950 Northern Mariana Islands, General Obligation Bonds, Series    6/10 at 100.00           A       1,004,777
              2000A, 6.000%, 6/01/20 - ACA Insured

             South Orangetown Central School District, Rockland County,
             New York, General Obligation Bonds, Series 1990:
         390  6.875%, 10/01/08                                               No Opt. Call         Aa3         421,871
         390  6.875%, 10/01/09                                               No Opt. Call         Aa3         433,282

             United Nations Development Corporation, New York, Senior
             Lien Revenue Bonds, Series 2004A:
         880  5.250%, 7/01/23                                              1/08 at 100.00          A3         904,420
         750  5.250%, 7/01/24                                              1/08 at 100.00          A3         770,813

       2,150 West Islip Union Free School District, Suffolk County, New   10/15 at 100.00         Aaa       2,331,396
              York, General Obligation Bonds, Series 2005, 5.000%,
              10/01/18 - FSA Insured

         505 White Plains, New York, General Obligation Bonds, Series      5/11 at 100.00         AA+         533,512
              2004A, 5.000%, 5/15/22

       2,085 Yonkers, New York, General Obligation Bonds, Series 2005B,    8/15 at 100.00         AAA       2,258,389
              5.000%, 8/01/18 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
      20,160 Total Tax Obligation/General                                                                  21,616,713
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 19.0%

         300 Albany Housing Authority, Albany, New York, Limited           4/06 at 102.00          A3         306,507
              Obligation Bonds, Series 1995, 5.850%, 10/01/07

       1,500 Albany Parking Authority, New York, Revenue Refunding           No Opt. Call        Baa1         838,335
              Bonds, Series 1992A, 0.000%, 11/01/17

       3,000 Battery Park City Authority, New York, Senior Revenue        11/13 at 100.00         AAA       3,261,480
              Bonds, Series 2003A, 5.250%, 11/01/22

             Canton Human Services Initiative Inc., New York, Facility
             Revenue Bonds, Series 2001:
         920  5.700%, 9/01/24                                              9/11 at 102.00        Baa2         990,398
       1,155  5.750%, 9/01/32                                              9/11 at 102.00        Baa2       1,239,003

          10 Dormitory Authority of the State of New York, Improvement     2/07 at 102.00         AAA          10,426
              Revenue Bonds, Mental Health Services Facilities, Series
              1997A, 5.750%, 8/15/22 - MBIA Insured

       1,495 Dormitory Authority of the State of New York, Revenue         2/07 at 102.00         AA-       1,551,496
              Bonds, Mental Health Services Facilities Improvements,
              Series 1997B, 5.625%, 2/15/21

         570 Dormitory Authority of the State of New York, Revenue         2/15 at 100.00         AAA         601,800
              Bonds, Mental Health Services Facilities Improvements,
              Series 2005B, 5.000%, 2/15/30 - AMBAC Insured

         375 Dormitory Authority of the State of New York, State           3/15 at 100.00         AAA         402,487
              Personal Income Tax Revenue Bonds, Series 2005F, 5.000%,
              3/15/21 - FSA Insured

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 2002A:
       4,400  5.250%, 11/15/25 - FSA Insured                              11/12 at 100.00         AAA       4,729,868
       2,000  5.000%, 11/15/30                                            11/12 at 100.00         AA-       2,075,440

             Metropolitan Transportation Authority, New York, State
             Service Contract Refunding Bonds, Series 2002A:
       1,825  5.750%, 7/01/18                                                No Opt. Call         AA-       2,115,230
       4,400  5.125%, 1/01/29                                              7/12 at 100.00         AA-       4,673,328

       1,680 Monroe Newpower Corporation, New York, Power Facilities       1/13 at 102.00         BBB       1,770,619
              Revenue Bonds, Series 2003, 5.500%, 1/01/34

             New York City Sales Tax Asset Receivable Corporation, New
             York, Dedicated Revenue Bonds, Local Government Assistance
             Corporation, Series 2004A:
       3,900  5.000%, 10/15/25 - MBIA Insured                             10/14 at 100.00         AAA       4,151,316
       1,930  5.000%, 10/15/26 - MBIA Insured                             10/14 at 100.00         AAA       2,054,369

       2,665 New York City Transitional Finance Authority, New York,       2/13 at 100.00         AAA       2,810,722
              Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%,
              2/01/23

       1,915 New York City Transitional Finance Authority, New York,       5/10 at 101.00         Aa3       2,501,948
              Future Tax Secured Bonds, Residual Interest Certificates,
              Series 319, 10.783%, 11/01/17 (IF)

       2,000 New York City Transitional Finance Authority, New York,       2/13 at 100.00         AAA       2,121,980
              Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
              5.000%, 2/01/22 - MBIA Insured

----
33

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 28, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

 $     1,000 New York Convention Center Development Corporation, Hotel    11/15 at 100.00         AAA $     1,047,110
              Unit Fee Revenue Bonds, Series 2005, 5.000%, 11/15/44 -
              AMBAC Insured

       1,180 New York State Environmental Facilities Corporation,          3/14 at 100.00         AA-       1,252,558
              Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21

       1,000 New York State Housing Finance Agency, Revenue Refunding      5/06 at 101.50          A+       1,018,820
              Bonds, New York City Health Facilities, Series 1996A,
              6.000%, 11/01/08

          10 New York State Housing Finance Agency, Service Contract       9/07 at 100.00         AA-          10,223
              Obligation Revenue Bonds, Series 1995A, 6.375%, 9/15/15

       3,125 New York State Local Government Assistance Corporation,         No Opt. Call         AAA       3,459,750
              Revenue Bonds, Series 1993E, 5.250%, 4/01/16 - FSA Insured

       5,500 New York State Thruway Authority, Highway and Bridge Trust      No Opt. Call         AAA       6,411,075
              Fund Bonds, Second Generation, Series 2005B, 5.500%,
              4/01/20 - AMBAC Insured

             New York State Tobacco Settlement Financing Corporation,
             Tobacco Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003A-1:
       1,300  5.250%, 6/01/20 - AMBAC Insured                              6/13 at 100.00         AAA       1,405,235
       2,755  5.250%, 6/01/21 - AMBAC Insured                              6/13 at 100.00         AAA       2,974,408
       4,945  5.250%, 6/01/22 - AMBAC Insured                              6/13 at 100.00         AAA       5,325,913

       3,000 New York State Tobacco Settlement Financing Corporation,      6/13 at 100.00         AA-       3,285,810
              Tobacco Settlement Asset-Backed and State Contingency
              Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

       3,500 New York State Urban Development Corporation, Service         1/17 at 100.00         AA-       3,762,290
              Contract Revenue Bonds, Correctional and Youth Facilities,
              Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

       1,085 Triborough Bridge and Tunnel Authority, New York,               No Opt. Call         AA-       1,173,720
              Convention Center Bonds, Series 1990E, 7.250%, 1/01/10

       1,250 Virgin Islands Public Finance Authority, Gross Receipts      10/10 at 101.00         BBB       1,388,988
              Taxes Loan Note, Series 1999A, 6.500%, 10/01/24
---------------------------------------------------------------------------------------------------------------------
      65,690 Total Tax Obligation/Limited                                                                  70,722,652
---------------------------------------------------------------------------------------------------------------------
             Transportation - 7.7%

       1,500 Metropolitan Transportation Authority, New York,                No Opt. Call         AAA       1,642,185
              Transportation Revenue Bonds, Series 2003A, 5.000%,
              11/15/15 - FGIC Insured

             Metropolitan Transportation Authority, New York,
             Transportation Revenue Refunding Bonds, Series 2002A:
       1,500  5.500%, 11/15/19 - AMBAC Insured                            11/12 at 100.00         AAA       1,654,995
       1,000  5.125%, 11/15/22 - FGIC Insured                             11/12 at 100.00         AAA       1,071,870

         500 New York City Industrial Development Agency, New York,       12/08 at 102.00         Ba2         437,410
              Special Facilities Revenue Bonds, British Airways PLC,
              Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)

       1,000 New York State Thruway Authority, General Revenue Bonds,      1/15 at 100.00         AAA       1,055,880
              Series 2005F, 5.000%, 1/01/30 - AMBAC Insured

             New York State Thruway Authority, General Revenue Bonds,
             Series 2005G:
         600  5.000%, 1/01/30 - FSA Insured                                7/15 at 100.00         AAA         636,504
       4,300  5.000%, 1/01/32 - FSA Insured                                7/15 at 100.00         AAA       4,558,215

       1,000 Niagara Frontier Airport Authority, New York, Airport         4/09 at 101.00         AAA       1,059,070
              Revenue Bonds, Buffalo Niagara International Airport,
              Series 1999A, 5.625%, 4/01/29 - MBIA Insured (Alternative
              Minimum Tax)

             Port Authority of New York and New Jersey, Consolidated
             Revenue Bonds, One Hundred Fortieth Series 2005:
       2,500  5.000%, 12/01/28 - XLCA Insured                              6/15 at 101.00         AAA       2,658,075
         625  5.000%, 12/01/31 - XLCA Insured                              6/15 at 101.00         AAA         662,544

       1,500 Port Authority of New York and New Jersey, Special Project   12/07 at 100.00         AAA       1,552,200
              Bonds, JFK International Air Terminal LLC, Sixth Series
              1997, 5.750%, 12/01/25 - MBIA Insured (Alternative Minimum
              Tax)

         250 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00         CCC         204,933
              Bonds, American Airlines Inc., Series 1996A, 6.250%,
              6/01/26 (Alternative Minimum Tax)

       5,000 Triborough Bridge and Tunnel Authority, New York, General    11/12 at 100.00         AA-       6,310,700
              Purpose Revenue Bonds, ROLS II-R, Series 194, 8.861%,
              11/15/19 (IF)

----
34

   Principal                                                                  Optional Call
Amount (000)   Description                                                   Provisions (1) Ratings (2)              Value
--------------------------------------------------------------------------------------------------------------------------
               Transportation (continued)

 $     1,500   Triborough Bridge and Tunnel Authority, New York, General     1/12 at 100.00         Aa2    $     1,573,785
                Purpose Revenue Bonds, Series 2001A, 5.000%, 1/01/19

               Triborough Bridge and Tunnel Authority, New York,
               Subordinate Lien General Purpose Revenue Refunding Bonds,
               Series 2002E:
         780    5.500%, 11/15/20 - MBIA Insured                                No Opt. Call         AAA            911,500
       2,300    5.250%, 11/15/22 - MBIA Insured                             11/12 at 100.00         AAA          2,489,198
--------------------------------------------------------------------------------------------------------------------------
      25,855   Total Transportation                                                                             28,479,064
--------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 17.0% (3)

       1,000   Cattaraugus County Industrial Development Agency, New York,   7/10 at 102.00       Baa1 (3)       1,133,320
                Revenue Bonds, Jamestown Community College, Series 2000A,
                6.500%, 7/01/30 (Pre-refunded 7/01/10)

               Dormitory Authority of the State of New York, Improvement
               Revenue Bonds, Mental Health Services Facilities, Series
               1997A:
          25    5.750%, 8/15/22 (Pre-refunded 2/15/07) - MBIA Insured        2/07 at 102.00         AAA             26,053
         965    5.750%, 8/15/22 (Pre-refunded 2/15/07) - MBIA Insured        2/07 at 102.00         AAA          1,005,655

       1,005   Dormitory Authority of the State of New York, Revenue         2/07 at 102.00        AA- (3)       1,045,763
                Bonds, Mental Health Services Facilities Improvements,
                Series 1997B, 5.625%, 2/15/21 (Pre-refunded 2/15/07)

       1,200   Dormitory Authority of the State of New York, Revenue         3/13 at 100.00         AAA          1,329,072
                Bonds, State Personal Income Tax, Series 2003A, 5.375%,
                3/15/22 (Pre-refunded 3/15/13)

               Dormitory Authority of the State of New York, Revenue
               Bonds, State University Educational Facilities, 1999
               Resolution, Series A-D, RITES, Series PA-781R:
         835    10.367%, 5/15/14 (Pre-refunded 5/15/10) - FSA Insured (IF)   5/10 at 101.00         AAA          1,080,715
         500    10.381%, 5/15/16 (Pre-refunded 5/15/10) - FSA Insured (IF)   5/10 at 101.00         AAA            647,135
         670    10.347%, 5/15/17 (Pre-refunded 5/15/10) - FSA Insured (IF)   5/10 at 101.00         AAA            867,161

       1,750   Dormitory Authority of the State of New York, Revenue         7/09 at 101.00         A+ (3)       1,853,635
                Bonds, University of Rochester, Series 1999B, 5.625%,
                7/01/24 (Pre-refunded 7/01/09)

         220   Dormitory Authority of the State of New York, Suffolk         4/06 at 109.85       Baa1 (3)         303,761
                County, Lease Revenue Bonds, Judicial Facilities, Series
                1991A, 9.500%, 4/15/14 (ETM)

       1,045   Erie County Tobacco Asset Securitization Corporation, New     7/10 at 101.00         AAA          1,155,718
                York, Senior Tobacco Settlement Asset- Backed Bonds,
                Series 2000, 6.000%, 7/15/20 (Pre-refunded 7/15/10)

               Long Island Power Authority, New York, Electric System
               General Revenue Bonds, Series 1998A:
       1,000    5.250%, 12/01/26 (Pre-refunded 6/01/08)                      6/08 at 101.00         A- (3)       1,040,990
       1,000    5.250%, 12/01/26 (Pre-refunded 6/01/08) - AMBAC Insured      6/08 at 101.00         AAA          1,045,090

       2,000   Metropolitan Transportation Authority, New York, Commuter     7/07 at 102.00         AAA          2,080,700
                Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 -
                AMBAC Insured (ETM)

               Metropolitan Transportation Authority, New York, Dedicated
               Tax Fund Bonds, Series 1999A:
       1,000    5.250%, 4/01/23 (Pre-refunded 10/01/14) - FSA Insured       10/14 at 100.00         AAA          1,111,990
       2,000    5.000%, 4/01/29 (Pre-refunded 10/01/14) - FSA Insured       10/14 at 100.00         AAA          2,187,500

               Monroe Tobacco Asset Securitization Corporation, New York,
               Tobacco Settlement Asset-Backed Bonds, Series 2000:
         250    6.000%, 6/01/15 (Pre-refunded 6/01/10)                       6/10 at 101.00         AAA            277,170
         945    6.150%, 6/01/25 (Pre-refunded 6/01/10)                       6/10 at 101.00         AAA          1,053,032

       1,000   Nassau County Interim Finance Authority, New York, Sales     11/10 at 100.00         AAA          1,098,300
                Tax Secured Revenue Bonds, Series 2000A, 5.750%, 11/15/16
                (Pre-refunded 11/15/10) - MBIA Insured

         275   New York City Municipal Water Finance Authority, New York,    6/09 at 101.00         AAA            295,111
                Water and Sewerage System Revenue Bonds, Fiscal Series
                2000A, 5.500%, 6/15/32 (Pre-refunded 6/15/09) - FGIC
                Insured

       3,015   New York City Municipal Water Finance Authority, New York,    6/10 at 101.00         AAA          3,285,385
                Water and Sewerage System Revenue Bonds, Fiscal Series
                2001A, 5.500%, 6/15/33 (Pre-refunded 6/15/10)

          40   New York City, New York, General Obligation Bonds, Fiscal    11/06 at 101.50         A+ (3)          41,270
                Series 1997D, 5.875%, 11/01/11 (Pre-refunded 11/01/06)

         555   New York Counties Tobacco Trust I, Tobacco Settlement         6/10 at 101.00         AAA            609,801
                Pass-Through Bonds, Series 2000B, 5.800%, 6/01/23
                (Pre-refunded 6/01/10)

----
35

Portfolio of Investments
NUVEEN NEW YORK MUNICIPAL BOND FUND (continued)
February 28, 2006

   Principal                                                                  Optional Call
Amount (000)   Description                                                   Provisions (1) Ratings (2)            Value
---------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (3) (continued)

 $       200   New York State Housing Finance Agency, Construction Fund        No Opt. Call         AAA  $       227,498
                Bonds, State University, Series 1986A, 8.000%, 5/01/11
                (ETM)

       1,785   New York State Housing Finance Agency, Service Contract       9/07 at 100.00         AAA        1,863,165
                Obligation Revenue Bonds, Series 1995A, 6.375%, 9/15/15
                (Pre-refunded 9/15/07)

         960   New York State Medical Care Facilities Finance Agency,        4/06 at 102.00      Aa1(3)          981,446
                Secured Mortgage Revenue Bonds, Brookdale Family Care
                Centers Inc., Series 1995A, 6.375%, 11/15/19 (Pre-refunded
                4/06/06)

       3,335   New York State Thruway Authority, Highway and Bridge Trust    4/10 at 101.00         Aaa        4,294,313
                Fund Bonds, Residual Interest Certificates, Series 368,
                10.398%, 4/01/16 (Pre-refunded 4/01/10) - FGIC Insured (IF)

       1,500   New York State Thruway Authority, Highway and Bridge Trust    4/13 at 100.00         AAA        1,650,195
                Fund Bonds, Second Generation, Series 2003A, 5.250%,
                4/01/23 (Pre-refunded 4/01/13) - MBIA Insured

       2,170   New York State Thruway Authority, Highway and Bridge Trust    4/14 at 100.00         AAA        2,368,013
                Fund Bonds, Second Generation, Series 2004, 5.000%,
                4/01/20 (Pre-refunded 4/01/14) - MBIA Insured

       1,535   New York State Thruway Authority, Highway and Bridge Trust    4/12 at 100.00         AAA        1,676,327
                Fund Bonds, Series 2002A, 5.250%, 4/01/18 (Pre-refunded
                4/01/12) - FSA Insured

       5,745   New York State Thruway Authority, Local Highway and Bridge      No Opt. Call         AAA        7,398,354
                Service Contract Bonds, DRIVERS, Series 145, 10.340%,
                10/01/08 - AMBAC Insured (ETM) (IF)

               New York State Urban Development Corporation, State
               Personal Income Tax Revenue Bonds, State Facilities and
               Equipment, Series 2002A:
       1,500    5.375%, 3/15/18 (Pre-refunded 3/15/12)                       3/12 at 100.00         AAA        1,647,525
       3,500    5.125%, 3/15/27 (Pre-refunded 3/15/12)                       3/12 at 100.00         AAA        3,796,975

       2,000   New York State Urban Development Corporation, State           3/13 at 100.00         AAA        2,168,860
                Personal Income Tax Revenue Bonds, State Facilities and
                Equipment, Series 2002C-1, 5.000%, 3/15/33 (Pre-refunded
                3/15/13)

       1,420   Niagara Falls City School District, Niagara County, New       6/09 at 101.00    BBB- (3)        1,570,421
                York, Certificates of Participation, High School Facility,
                Series 2000, 6.625%, 6/15/28 (Pre-refunded 6/15/09)

       1,000   Puerto Rico Highway and Transportation Authority, Highway     7/10 at 101.00         AAA        1,098,240
                Revenue Bonds, Series 2000B, 5.750%, 7/01/19 (Pre-refunded
                7/01/10) - MBIA Insured

       2,750   TSASC Inc., New York, Tobacco Flexible Amortization Bonds,    7/09 at 101.00         AAA        3,014,660
                Series 1999-1, 6.250%, 7/15/27 (Mandatory put 7/15/19)
                (Pre-refunded 7/15/09)

       2,500   Westchester Tobacco Asset Securitization Corporation, New     7/10 at 101.00         AAA        2,846,825
                York, Tobacco Settlement Asset-Backed Bonds, Series 1999,
                6.750%, 7/15/29 (Pre-refunded 7/15/10)

       1,960   Yonkers Industrial Development Agency, New York, Revenue      2/11 at 100.00    BBB- (3)        2,235,008
                Bonds, Community Development Properties - Yonkers Inc.
                Project, Series 2001A, 6.625%, 2/01/26 (Pre-refunded
                2/01/11)
---------------------------------------------------------------------------------------------------------------------------
      56,155   Total U.S. Guaranteed                                                                          63,412,152
---------------------------------------------------------------------------------------------------------------------------
               Utilities - 8.3%

       3,000   Long Island Power Authority, New York, Electric System        6/08 at 101.00         AAA        3,134,550
                General Revenue Bonds, Series 1998A, 5.125%, 12/01/22 -
                FSA Insured

       2,350   Long Island Power Authority, New York, Electric System          No Opt. Call         AAA        1,308,339
                General Revenue Bonds, Series 2000A, 0.000%, 6/01/20 - FSA
                Insured

       2,000   Long Island Power Authority, New York, Electric System        9/11 at 100.00          A-        2,140,360
                General Revenue Bonds, Series 2001A, 5.375%, 9/01/25

       1,000   Long Island Power Authority, New York, Electric System        5/11 at 100.00          A-        1,066,290
                General Revenue Bonds, Series 2001L, 5.375%, 5/01/33

       5,000   Long Island Power Authority, New York, Electric System        9/13 at 100.00         AAA        5,363,400
                General Revenue Bonds, Series 2003C, 5.000%, 9/01/16 -
                CIFG Insured

       2,450   New York City Industrial Development Agency, New York,       10/08 at 102.00         BBB-       2,468,400
                Revenue Bonds, Brooklyn Navy Yard Cogeneration Partners
                LP, Series 1997, 5.750%, 10/01/36 (Alternative Minimum Tax)

       3,500   New York State Energy Research and Development Authority,     3/08 at 101.50         AAA        3,522,015
                Pollution Control Revenue Bonds, New York State Electric
                and Gas Corporation, Series 2005A, 4.100%, 3/15/15 - MBIA
                Insured

       3,000   New York State Power Authority, General Revenue Bonds,       11/10 at 100.00         Aa2        3,178,500
                Series 2000A, 5.250%, 11/15/40

               New York State Power Authority, General Revenue Bonds,
               Series 2006A:
         780    5.000%, 11/15/18 - FGIC Insured                             11/15 at 100.00         AAA          846,479
         520    5.000%, 11/15/19 - FGIC Insured                             11/15 at 100.00         AAA          563,009

----
36

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Utilities (continued)

 $     1,500 Niagara County Industrial Development Agency, New York,      11/11 at 101.00        Baa3 $     1,578,750
              Solid Waste Disposal Facility Revenue Bonds, American
              Ref-Fuel Company of Niagara LP, Series 2001A, 5.450%,
              11/15/26 (Mandatory put 11/15/12) (Alternative Minimum Tax)

         200 Niagara County Industrial Development Agency, New York,      11/11 at 101.00        Baa3         209,558
              Solid Waste Disposal Facility Revenue Refunding Bonds,
              American Ref-Fuel Company of Niagara LP, Series 2001D,
              5.550%, 11/15/24 (Mandatory put 11/15/15)

             Suffolk County Industrial Development Agency, New York,
             Revenue Bonds, Nissequogue Cogeneration Partners Facility,
             Series 1998:
       1,800  5.300%, 1/01/13 (Alternative Minimum Tax)                    1/09 at 101.00         N/R       1,715,634
       4,000  5.500%, 1/01/23 (Alternative Minimum Tax)                    1/09 at 101.00         N/R       3,737,240

         100 Westchester County Industrial Development Agency,             7/07 at 101.00         BBB         102,592
              Westchester County, New York, Resource Recovery Revenue
              Bonds, RESCO Company, Series 1996, 5.500%, 7/01/09
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
      31,200 Total Utilities                                                                               30,935,116
---------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 4.0%

             Monroe County Water Authority, New York, Water System
             Revenue Bonds, Series 2001:
         850  5.150%, 8/01/22                                              8/11 at 101.00          AA         905,612
       2,250  5.250%, 8/01/36                                              8/11 at 101.00          AA       2,382,323

       2,225 New York City Municipal Water Finance Authority, New York,    6/12 at 100.00         AA+       2,420,130
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2003A, 5.375%, 6/15/19

       4,000 New York State Environmental Facilities Corporation, State   11/12 at 100.00         AAA       4,349,520
              Clean Water and Drinking Water Revolving Funds Revenue
              Bonds, Pooled Loan Issue, Series 2002F, 5.250%, 11/15/18

       2,950 Niagara Falls Public Water Authority, New York, Water and     7/15 at 100.00         AAA       3,120,746
              Sewerage Revenue Bonds, Series 2005, 5.000%, 7/15/27 -
              XLCA Insured

       1,455 Western Nassau County Water Authority, New York, Water        5/15 at 100.00         Aaa       1,573,290
              System Revenue Bonds, Series 2005, 5.000%, 5/01/18 - AMBAC
              Insured
---------------------------------------------------------------------------------------------------------------------
      13,730 Total Water and Sewer                                                                         14,751,621
---------------------------------------------------------------------------------------------------------------------
 $   340,055 Total Long-Term Investments (cost $345,652,503) - 97.8%                                      363,677,593
---------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.5%

       2,000 Puerto Rico Government Development Bank, Adjustable             No Opt. Call         A-1       2,000,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 3.060%, 12/01/15 - MBIA Insured (4)
---------------------------------------------------------------------------------------------------------------------
 $     2,000 Total Short-Term Investments (cost $2,000,000)                                                 2,000,000
---------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $347,652,503) - 98.3%                                                365,677,593
             --------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.7%                                                           6,503,170
             --------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                        $   372,180,763
             --------------------------------------------------------------------------------------------------------

            (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
            (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade. The ratings shown for inverse floating rate investments represent those of the underlying bonds and not the inverse floating rate investments themselves. Inverse floating rate investments likely present greater credit risk to the holders of such investments than to those holders of the underlying bonds.
            (3) Investment is backed by an escrow or trust containing
                sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
            (4) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
            N/R Investment is not rated.
          WI/DD  Investment purchased on a when-issued or delayed delivery basis.
          (ETM) Investment is escrowed to maturity.
           (IF) Inverse floating rate investment.

                                See accompanying notes to financial statements.

----
37

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND
February 28, 2006

   Principal                                                               Optional Call
Amount (000) Description                                                  Provisions (1) Ratings (2)           Value
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 6.6%

 $     1,000 Allegany County Industrial Development Agency, New York,     8/08 at 102.00         Aaa $     1,042,520
              Revenue Bonds, Alfred University, Series 1998, 5.000%,
              8/01/28 - MBIA Insured

       1,110 Amherst Industrial Development Agency, New York, Revenue     8/12 at 101.00         AAA       1,180,663
              Bonds, UBF Faculty/Student Housing Corporation, University
              of Buffalo Creekside Project, Series 2002A, 5.000%,
              8/01/22 - AMBAC Insured

       3,095 Amherst Industrial Development Agency, New York, Revenue     8/10 at 102.00         AAA       3,411,402
              Bonds, UBF Faculty/Student Housing Corporation, University
              of Buffalo Project, Series 2000A, 5.750%, 8/01/30 - AMBAC
              Insured

       4,000 Dormitory Authority of the State of New York, Consolidated     No Opt. Call         AAA       4,399,640
              Revenue Bonds, City University System, Series 1993A,
              5.750%, 7/01/13 - MBIA Insured

       1,000 Dormitory Authority of the State of New York, General          No Opt. Call         AAA       1,221,530
              Revenue Bonds, New York University, Series 2001-1, 5.500%,
              7/01/40 - AMBAC Insured

         605 Dormitory Authority of the State of New York, Insured        7/12 at 100.00         AAA         642,389
              Revenue Bonds, Fordham University, Series 2002, 5.000%,
              7/01/21 - FGIC Insured

       2,890 Dormitory Authority of the State of New York, Insured        7/08 at 101.00         Aaa       3,012,825
              Revenue Bonds, Ithaca College, Series 1998, 5.000%,
              7/01/21 - AMBAC Insured

       1,000 Dormitory Authority of the State of New York, Insured        7/11 at 100.00         AAA       1,036,170
              Revenue Bonds, Yeshiva University, Series 2001, 5.000%,
              7/01/30 - AMBAC Insured

       1,000 Dormitory Authority of the State of New York, Lease Revenue  7/32 at 100.00         AAA       1,089,080
              Bonds, State University Dormitory Facilities, Series
              2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) - XLCA
              Insured

       1,000 Dormitory Authority of the State of New York, Revenue        7/11 at 101.00         AAA       1,071,810
              Bonds, Canisius College, Series 2000, 5.250%, 7/01/30 -
              MBIA Insured

       1,345 Dormitory Authority of the State of New York, Revenue          No Opt. Call         AAA       1,550,570
              Bonds, City University of New York, Series 2005A, 5.500%,
              7/01/18 - FGIC Insured

       1,145 New York City Industrial Development Agency, New York,       6/07 at 102.00         Aaa       1,198,597
              Civic Facility Revenue Bonds, Anti- Defamation League
              Foundation, Series 1997A, 5.600%, 6/01/17 - MBIA Insured

       1,750 New York City Trust for Cultural Resources, New York,        4/07 at 101.00         AAA       1,806,315
              Revenue Bonds, American Museum of Natural History, Series
              1997A, 5.650%, 4/01/27 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
      20,940 Total Education and Civic Organizations                                                      22,663,511
--------------------------------------------------------------------------------------------------------------------
             Health Care - 14.5%

         400 Dormitory Authority of the State of New York, FHA-Insured    2/15 at 100.00         AAA         420,488
              Mortgage Hospital Revenue Bonds, Hospital for Special
              Surgery, Series 2005, 5.000%, 8/15/33 - MBIA Insured

       3,305 Dormitory Authority of the State of New York, FHA-Insured    8/06 at 103.00         AAA       3,441,893
              Mortgage Hospital Revenue Bonds, Millard Fillmore
              Hospitals, Series 1997, 5.375%, 2/01/32 - AMBAC Insured

       2,000 Dormitory Authority of the State of New York, FHA-Insured    8/09 at 101.00         AAA       2,129,060
              Mortgage Hospital Revenue Bonds, Montefiore Medical
              Center, Series 1999, 5.500%, 8/01/38 - AMBAC Insured

       6,115 Dormitory Authority of the State of New York, FHA-Insured    2/08 at 101.00         AAA       6,198,898
              Mortgage Hospital Revenue Bonds, New York and Presbyterian
              Hospital, Series 1998, 4.750%, 8/01/27 - AMBAC Insured

       1,910 Dormitory Authority of the State of New York, FHA-Insured    8/12 at 100.00         AAA       2,010,180
              Mortgage Hospital Revenue Bonds, St. Barnabas Hospital,
              Series 2002A, 5.125%, 2/01/22 - AMBAC Insured

       1,910 Dormitory Authority of the State of New York, FHA-Insured    2/15 at 100.00         AAA       2,011,784
              Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
              5.000%, 8/01/29 - FGIC Insured

       4,000 Dormitory Authority of the State of New York, FHA-Insured    2/08 at 102.00         AAA       4,207,000
              Mortgage Revenue Refunding Bonds, United Health Services,
              Series 1997, 5.375%, 8/01/27 - AMBAC Insured

       2,260 Dormitory Authority of the State of New York, Hospital       7/09 at 101.00         AAA       2,406,651
              Revenue Bonds, Catholic Health Services of Long Island
              Obligated Group - St. Francis Hospital, Series 1999A,
              5.500%, 7/01/29 - MBIA Insured

       1,000 Dormitory Authority of the State of New York, Insured        7/09 at 101.00         AAA       1,072,510
              Revenue Bonds, New Island Hospital, Series 1999A, 5.750%,
              7/01/19 - AMBAC Insured

       3,125 Dormitory Authority of the State of New York, Revenue        7/09 at 101.00         AAA       3,342,031
              Bonds, Catholic Health Services of Long Island Obligated
              Group - St. Charles Hospital and Rehabilitation Center,
              Series 1999A, 5.500%, 7/01/22 - MBIA Insured

----
38

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
------------------------------------------------------------------------------------------------------------------------
             Health Care (continued)

 $     2,000 Dormitory Authority of the State of New York, Revenue         7/13 at 100.00         AAA $     2,117,560
              Bonds, Memorial Sloan-Kettering Cancer Center, Series
              2003-1, 5.000%, 7/01/21 - MBIA Insured

       2,450 Dormitory Authority of the State of New York, Revenue         8/14 at 100.00         AAA       2,674,077
              Bonds, New York and Presbyterian Hospital, Series 2004A,
              5.250%, 8/15/15 - FSA Insured

       3,000 Dormitory Authority of the State of New York, Revenue        11/08 at 101.00         AAA       3,143,520
              Bonds, North Shore Health System Obligated Group, Series
              1998, 5.000%, 11/01/23 - MBIA Insured

       5,000 Dormitory Authority of the State of New York, Revenue         7/11 at 101.00         AAA       5,341,600
              Bonds, Winthrop South Nassau University Health System
              Obligated Group, Series 2001A, 5.250%, 7/01/31 - AMBAC
              Insured

       2,500 Dormitory Authority of the State of New York, Secured         2/08 at 101.50         AAA       2,607,025
              Hospital Insured Revenue Bonds, Southside Hospital, Series
              1998, 5.000%, 2/15/25 - MBIA Insured

             New York City Health and Hospitals Corporation, New York,
             Health System Revenue Bonds, Series 2003A:
       2,000  5.250%, 2/15/21 - AMBAC Insured                              2/13 at 100.00         AAA       2,153,760
       1,750  5.250%, 2/15/22 - AMBAC Insured                              2/13 at 100.00         AAA       1,884,540

       2,890 New York State Medical Care Facilities Finance Agency,        8/06 at 101.00         AAA       2,893,959
              FHA-Insured Mortgage Revenue Bonds, Montefiore Medical
              Center, Series 1995A, 5.750%, 2/15/15 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------
      47,615 Total Health Care                                                                             50,056,536
------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.4%

       4,030 New York City Housing Development Corporation, New York,      7/15 at 100.00         AAA       4,268,778
              Capital Fund Program Revenue Bonds, Series 2005A, 5.000%,
              7/01/25 - FGIC Insured

       1,542 New York City Housing Development Corporation, New York,      3/06 at 105.00         AAA       1,622,790
              Multifamily Housing Revenue Bonds, Pass-Through
              Certificates, Series 1991C, 6.500%, 2/20/19 - AMBAC Insured

             New York State Housing Finance Agency, Mortgage Revenue
             Refunding Bonds, Housing Project, Series 1996A:
       4,515  6.100%, 11/01/15 - FSA Insured                               5/06 at 102.00         AAA       4,624,128
       4,420  6.125%, 11/01/20 - FSA Insured                               5/06 at 102.00         AAA       4,528,599
------------------------------------------------------------------------------------------------------------------------
      14,507 Total Housing/Multifamily                                                                     15,044,295
------------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.6%

       2,000 Dormitory Authority of the State of New York, FHA-Insured     8/10 at 101.00         AAA       2,148,660
              Nursing Home Mortgage Revenue Bonds, Augustana Lutheran
              Home for the Aged Inc., Series 2000A, 5.500%, 8/01/38 -
              MBIA Insured

       3,665 Dormitory Authority of the State of New York, FHA-Insured     8/11 at 101.00         AAA       3,865,366
              Nursing Home Mortgage Revenue Bonds, Norwegian Christian
              Home and Health Center, Series 2001, 5.200%, 8/01/36 -
              MBIA Insured

       2,000 Dormitory Authority of the State of New York, Insured         7/15 at 100.00         AAA       2,103,520
              Revenue Bonds, NYSARC Inc., Series 2005A, 5.000%, 7/01/34
              - FSA Insured

       4,250 East Rochester Housing Authority, New York, FHA-Insured       8/07 at 102.00         AAA       4,458,038
              Mortgage Revenue Bonds, St. John's Meadows Project, Series
              1997A, 5.700%, 8/01/27 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------
      11,915 Total Long-Term Care                                                                          12,575,584
------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 13.1%

             Erie County, New York, General Obligation Bonds, Series
             2003A:
       1,000  5.250%, 3/15/15 - FGIC Insured                               3/13 at 100.00         Aaa       1,096,340
       1,000  5.250%, 3/15/16 - FGIC Insured                               3/13 at 100.00         Aaa       1,089,470
       1,000  5.250%, 3/15/17 - FGIC Insured                               3/13 at 100.00         Aaa       1,087,920
       1,000  5.250%, 3/15/18 - FGIC Insured                               3/13 at 100.00         Aaa       1,087,920

       2,000 Erie County, New York, General Obligation Bonds, Series      12/15 at 100.00         AAA       2,171,100
              2005A, 5.000%, 12/01/18 - MBIA Insured

       2,295 Harborsfield Central School District, Suffolk County, New     6/11 at 100.00         Aaa       2,440,205
              York, General Obligation Bonds, Series 2001, 5.000%,
              6/01/19 - FSA Insured

       2,250 Monroe County, New York, General Obligation Public            3/12 at 100.00         AAA       2,401,290
              Improvement Bonds, Series 2002, 5.000%, 3/01/16 - FGIC
              Insured

       2,000 Monroe-Woodbury Central School District, Orange County, New   5/14 at 100.00         AAA       2,014,380
              York, General Obligation Bonds, Series 2004A, 4.250%,
              5/15/22 - FGIC Insured

----
39

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 28, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

             Mount Sinai Union Free School District, Suffolk County, New
             York, General Obligation Refunding Bonds, Series 1992:
 $       500  6.200%, 2/15/15 - AMBAC Insured                                No Opt. Call         AAA $       590,975
       1,035  6.200%, 2/15/16 - AMBAC Insured                                No Opt. Call         AAA       1,238,574

       1,505 Nassau County, North Hempstead, New York, General               No Opt. Call         AAA       1,775,328
              Obligation Refunding Bonds, Series 1992B, 6.400%, 4/01/14
              - FGIC Insured

          60 New York City, New York, General Obligation Bonds, Fiscal     8/06 at 100.00         AAA          60,146
              Series 1992C, 6.250%, 8/01/10 - FSA Insured

             New York City, New York, General Obligation Bonds, Fiscal
             Series 2001D:
       3,000  5.250%, 8/01/15 - MBIA Insured                               8/10 at 101.00         AAA       3,220,230
       2,000  5.000%, 8/01/16 - FGIC Insured                               8/10 at 101.00         AAA       2,131,640

       2,460 New York City, New York, General Obligation Bonds, Fiscal    11/11 at 101.00         AAA       2,668,559
              Series 2002A, 5.250%, 11/01/15 - MBIA Insured

             New York City, New York, General Obligation Bonds, Fiscal
             Series 2004E:
       1,100  5.000%, 11/01/13 - FSA Insured                                 No Opt. Call         AAA       1,189,771
       2,030  5.000%, 11/01/14 - FSA Insured                                 No Opt. Call         AAA       2,206,143
       2,500  5.000%, 11/01/19 - FSA Insured                              11/14 at 100.00         AAA       2,678,750
       1,050  5.000%, 11/01/20 - FSA Insured                              11/14 at 100.00         AAA       1,122,692

       3,000 New York City, New York, General Obligation Bonds, Fiscal     9/15 at 100.00         AAA       3,226,740
              Series 2006F-1, 5.000%, 9/01/19 - XLCA Insured

             Rensselaer County, New York, General Obligation Bonds,
             Series 1991:
         960  6.700%, 2/15/13 - AMBAC Insured                                No Opt. Call         AAA       1,133,299
         960  6.700%, 2/15/14 - AMBAC Insured                                No Opt. Call         AAA       1,149,965
         960  6.700%, 2/15/15 - AMBAC Insured                                No Opt. Call         AAA       1,168,416

             Rondout Valley Central School District, Ulster County, New
             York, General Obligation Bonds, Series 1991:
         550  6.850%, 6/15/09 - FGIC Insured                                 No Opt. Call         AAA         606,491
         550  6.850%, 6/15/10 - FGIC Insured                                 No Opt. Call         AAA         621,731

             Saratoga County, Half Moon, New York, Public Improvement
             Bonds, Series 1991:
         385  6.500%, 6/01/09 - AMBAC Insured                                No Opt. Call         AAA         420,720
         395  6.500%, 6/01/10 - AMBAC Insured                                No Opt. Call         AAA         441,594
         395  6.500%, 6/01/11 - AMBAC Insured                                No Opt. Call         AAA         450,276

       1,500 West Islip Union Free School District, Suffolk County, New   10/15 at 100.00         Aaa       1,633,680
              York, General Obligation Bonds, Series 2005, 5.000%,
              10/01/16 - FSA Insured

       1,985 Yonkers, New York, General Obligation Bonds, Series 2005B,    8/15 at 100.00         AAA       2,153,983
              5.000%, 8/01/17 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
      41,425 Total Tax Obligation/General                                                                  45,278,328
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 23.8%

         245 Dormitory Authority of the State of New York, Improvement     8/09 at 101.00         AAA         258,985
              Revenue Bonds, Mental Health Services Facilities, Series
              1999D, 5.250%, 2/15/29 - FSA Insured

         220 Dormitory Authority of the State of New York, Improvement     8/10 at 100.00         AAA         232,899
              Revenue Bonds, Mental Health Services Facilities, Series
              2000D, 5.250%, 8/15/30 - FSA Insured

       1,000 Dormitory Authority of the State of New York, Lease Revenue   8/14 at 100.00         AAA       1,056,840
              Bonds, Wayne-Finger Lakes Board of Cooperative Education
              Services, Series 2004, 5.000%, 8/15/23 - FSA Insured

       2,410 Dormitory Authority of the State of New York, Revenue         7/14 at 100.00         AAA       2,576,724
              Bonds, Department of Health, Series 2004-2, 5.000%,
              7/01/20 - FGIC Insured

         950 Dormitory Authority of the State of New York, Revenue         2/15 at 100.00         AAA       1,003,000
              Bonds, Mental Health Services Facilities Improvements,
              Series 2005B, 5.000%, 2/15/30 - AMBAC Insured

       1,400 Dormitory Authority of the State of New York, Revenue           No Opt. Call         AAA       1,520,274
              Bonds, Mental Health Services Facilities Improvements,
              Series 2005D-1, 5.000%, 2/15/15 - FGIC Insured

         745 Dormitory Authority of the State of New York, Revenue           No Opt. Call         AAA         805,554
              Bonds, Mental Health Services Facilities Improvements,
              Series 2005D, 5.000%, 2/15/14 - FGIC Insured

----
40

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

             Dormitory Authority of the State of New York, Revenue
             Bonds, School Districts Financing Program, Series 2002D:
 $     6,275  5.250%, 10/01/23 - MBIA Insured                             10/12 at 100.00         AAA $     6,783,840
         875  5.000%, 10/01/30 - MBIA Insured                             10/12 at 100.00         AAA         913,115

         310 Dormitory Authority of the State of New York, State           3/15 at 100.00         AAA         332,723
              Personal Income Tax Revenue Bonds, Series 2005F, 5.000%,
              3/15/21 - FSA Insured

       1,000 Erie County Industrial Development Agency, New York, School   5/12 at 100.00         AAA       1,111,720
              Facility Revenue Bonds, Buffalo City School District,
              Series 2003, 5.750%, 5/01/19 - FSA Insured

       1,100 Erie County Industrial Development Agency, New York, School   5/14 at 100.00         AAA       1,245,904
              Facility Revenue Bonds, Buffalo City School District,
              Series 2004, 5.750%, 5/01/26 - FSA Insured

       5,000 Metropolitan Transportation Authority, New York, Dedicated   11/12 at 100.00         AAA       5,374,850
              Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 - FSA
              Insured

             Metropolitan Transportation Authority, New York, State
             Service Contract Refunding Bonds, Series 2002A:
       2,000  5.500%, 1/01/20 - MBIA Insured                               7/12 at 100.00         AAA       2,197,000
       1,350  5.000%, 7/01/25 - FGIC Insured                               7/12 at 100.00         AAA       1,432,647

             New York City Sales Tax Asset Receivable Corporation, New
             York, Dedicated Revenue Bonds, Local Government Assistance
             Corporation, Series 2004A:
       1,500  5.000%, 10/15/24 - MBIA Insured                             10/14 at 100.00         AAA       1,598,910
       1,670  5.000%, 10/15/25 - MBIA Insured                             10/14 at 100.00         AAA       1,777,615
       1,225  5.000%, 10/15/26 - MBIA Insured                             10/14 at 100.00         AAA       1,303,939
       4,020  5.000%, 10/15/29 - AMBAC Insured                            10/14 at 100.00         AAA       4,267,069
         500  5.000%, 10/15/32 - AMBAC Insured                            10/14 at 100.00         AAA         529,610

       1,700 New York City Transitional Finance Authority, New York,      11/11 at 101.00         AAA       1,774,834
              Future Tax Secured Bonds, Fiscal Series 2002B, 5.000%,
              5/01/30 - MBIA Insured

             New York City Transitional Finance Authority, New York,
             Future Tax Secured Bonds, Fiscal Series 2003C:
       2,000  5.250%, 8/01/20 - AMBAC Insured                              8/12 at 100.00         AAA       2,169,220
       1,700  5.250%, 8/01/22 - AMBAC Insured                              8/12 at 100.00         AAA       1,839,111

       1,330 New York City Transitional Finance Authority, New York,       2/13 at 100.00         AAA       1,435,243
              Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%,
              2/01/22 - MBIA Insured

       3,000 New York City Transitional Finance Authority, New York,       2/13 at 100.00         AAA       3,182,970
              Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
              5.000%, 2/01/22 - MBIA Insured

             New York Convention Center Development Corporation, Hotel
             Unit Fee Revenue Bonds, Series 2005:
       1,330  5.000%, 11/15/30 - AMBAC Insured                            11/15 at 100.00         AAA       1,410,252
       3,170  5.000%, 11/15/44 - AMBAC Insured                            11/15 at 100.00         AAA       3,319,339

       2,000 New York State Local Government Assistance Corporation,         No Opt. Call         AAA       2,214,240
              Revenue Bonds, Series 1993E, 5.250%, 4/01/16 - FSA Insured

             New York State Municipal Bond Bank Agency, Buffalo, Special
             Program Revenue Bonds, Series 2001A:
       1,185  5.250%, 5/15/25 - AMBAC Insured                              5/11 at 100.00         AAA       1,263,376
       1,250  5.250%, 5/15/26 - AMBAC Insured                              5/11 at 100.00         AAA       1,332,675

       1,000 New York State Thruway Authority, Highway and Bridge Trust    4/14 at 100.00         AAA       1,062,470
              Fund Bonds, Second Generation, Series 2004, 5.000%,
              4/01/23 - MBIA Insured

       5,385 New York State Thruway Authority, Highway and Bridge Trust      No Opt. Call         AAA       6,277,025
              Fund Bonds, Second Generation, Series 2005B, 5.500%,
              4/01/20 - AMBAC Insured

       1,200 New York State Thruway Authority, State Personal Income Tax   9/14 at 100.00         AAA       1,274,964
              Revenue Bonds, Series 2004A, 5.000%, 3/15/24 - AMBAC
              Insured

             New York State Tobacco Settlement Financing Corporation,
             Tobacco Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003A-1:
       3,900  5.250%, 6/01/20 - AMBAC Insured                              6/13 at 100.00         AAA       4,215,705
         250  5.250%, 6/01/21 - AMBAC Insured                              6/13 at 100.00         AAA         269,910
       5,400  5.250%, 6/01/22 - AMBAC Insured                              6/13 at 100.00         AAA       5,815,962

----
41

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 28, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

 $       675 Niagara Falls City School District, Niagara County, New       6/15 at 100.00         AAA $       709,533
              York, Certificates of Participation, High School Facility,
              Series 2005, 5.000%, 6/15/28 - FSA Insured

             Puerto Rico Highway and Transportation Authority, Highway
             Revenue Refunding Bonds, Series 2002E:
       1,525  5.500%, 7/01/14 - FSA Insured                                  No Opt. Call         AAA       1,715,152
       4,000  5.500%, 7/01/18 - FSA Insured                                  No Opt. Call         AAA       4,607,160
---------------------------------------------------------------------------------------------------------------------
      75,795 Total Tax Obligation/Limited                                                                  82,212,359
---------------------------------------------------------------------------------------------------------------------
             Transportation - 13.6%

       2,500 Albany County Airport Authority, New York, Airport Revenue   12/07 at 102.00         AAA       2,618,625
              Bonds, Series 1997, 5.500%, 12/15/19 - FSA Insured
              (Alternative Minimum Tax)

       3,450 Metropolitan Transportation Authority, New York,             11/12 at 100.00         AAA       4,518,430
              Transportation Revenue Bonds, DRIVERS Series 267, Series
              2002E, 9.598%, 11/15/18 - MBIA Insured (IF)

       1,500 Metropolitan Transportation Authority, New York,                No Opt. Call         AAA       1,642,185
              Transportation Revenue Bonds, Series 2003A,
              5.000%, 11/15/15 - FGIC Insured

       4,250 Metropolitan Transportation Authority, New York,             11/12 at 100.00         AAA       4,689,153
              Transportation Revenue Refunding Bonds, Series 2002A,
              5.500%, 11/15/18 - AMBAC Insured

       2,615 New York State Thruway Authority, General Revenue Bonds,      1/15 at 100.00         AAA       2,761,126
              Series 2005F, 5.000%, 1/01/30 - AMBAC Insured

             New York State Thruway Authority, General Revenue Bonds,
             Series 2005G:
       1,000  5.000%, 1/01/30 - FSA Insured                                7/15 at 100.00         AAA       1,060,840
       3,500  5.000%, 1/01/32 - FSA Insured                                7/15 at 100.00         AAA       3,710,175

             Niagara Frontier Airport Authority, New York, Airport
             Revenue Bonds, Buffalo Niagara International Airport,
             Series 1998:
       1,000  5.000%, 4/01/18 - FGIC Insured (Alternative Minimum Tax)     4/08 at 101.00         AAA       1,022,060
       1,500  5.000%, 4/01/28 - FGIC Insured (Alternative Minimum Tax)     4/08 at 101.00         AAA       1,522,365

       3,000 Niagara Frontier Airport Authority, New York, Airport         4/09 at 101.00         AAA       3,177,210
              Revenue Bonds, Buffalo Niagara International Airport,
              Series 1999A, 5.625%, 4/01/29 - MBIA Insured (Alternative
              Minimum Tax)

             Port Authority of New York and New Jersey, Consolidated
             Revenue Bonds, One Hundred Fortieth Series 2005:
       1,000  5.000%, 12/01/19 - FSA Insured                               6/15 at 101.00         AAA       1,088,070
       2,000  5.000%, 12/01/28 - XLCA Insured                              6/15 at 101.00         AAA       2,126,460
       1,100  5.000%, 12/01/31 - XLCA Insured                              6/15 at 101.00         AAA       1,166,077

       2,000 Port Authority of New York and New Jersey, Consolidated      10/07 at 101.00         AAA       2,084,880
              Revenue Bonds, One Hundred Twentieth Series 2000, 5.750%,
              10/15/26 - MBIA Insured (Alternative Minimum Tax)

       3,000 Port Authority of New York and New Jersey, Special Project   12/07 at 100.00         AAA       3,104,400
              Bonds, JFK International Air Terminal LLC, Sixth Series
              1997, 5.750%, 12/01/25 - MBIA Insured (Alternative Minimum
              Tax)

       3,535 Triborough Bridge and Tunnel Authority, New York, General    11/13 at 100.00         AAA       4,542,051
              Purpose Revenue Bonds, DRIVERS, Series 342, 8.816%,
              11/15/20 (IF)

       2,500 Triborough Bridge and Tunnel Authority, New York, General     1/12 at 100.00         AAA       2,688,850
              Purpose Revenue Bonds, Series 2002A, 5.250%, 1/01/19 -
              FGIC Insured

             Triborough Bridge and Tunnel Authority, New York,
             Subordinate Lien General Purpose Revenue Refunding Bonds,
             Series 2002E:
         780  5.500%, 11/15/20 - MBIA Insured                                No Opt. Call         AAA         911,500
       2,300  5.250%, 11/15/22 - MBIA Insured                             11/12 at 100.00         AAA       2,489,198
---------------------------------------------------------------------------------------------------------------------
      42,530 Total Transportation                                                                          46,923,655
---------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 11.8% (3)

             Camden Central School District, Oneida County, New York,
             General Obligation Bonds, Series 1991:
         600  7.100%, 6/15/09 - AMBAC Insured (ETM)                          No Opt. Call         AAA         667,800
         275  7.100%, 6/15/10 - AMBAC Insured (ETM)                          No Opt. Call         AAA         314,361

         885 Dormitory Authority of the State of New York, Insured         7/12 at 100.00         AAA         956,473
              Revenue Bonds, Fordham University, Series 2002, 5.000%,
              7/01/21 (Pre-refunded 7/01/12) - FGIC Insured

----
42

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (3) (continued)

 $     1,500 Dormitory Authority of the State of New York, Revenue         3/13 at 100.00         AAA $     1,626,645
              Bonds, State Personal Income Tax, Series 2003A, 5.000%,
              3/15/32 (Pre-refunded 3/15/13) - FGIC Insured

             Dormitory Authority of the State of New York, Revenue
             Bonds, State University Educational Facilities, Series
             2002A:
       2,225  5.125%, 5/15/21 (Pre-refunded 5/15/12) - FGIC Insured        5/12 at 101.00         AAA       2,435,329
       1,000  5.000%, 5/15/27 (Pre-refunded 5/15/12) - FGIC Insured        5/12 at 101.00         AAA       1,087,620

       5,280 Dormitory Authority of the State of New York, Revenue         7/10 at 101.00         AAA       4,509,490
              Bonds, University of Rochester, Series 2000A, 0.000%,
              7/01/25 (Pre-refunded 7/01/10) - MBIA Insured

       1,000 Erie County Water Authority, New York, Water Revenue Bonds,  12/09 at 100.00         AAA       1,160,510
              Series 1990B, 6.750%, 12/01/14 - AMBAC Insured (ETM)

         500 Greece Central School District, Monroe County, New York,        No Opt. Call         AAA         539,825
              General Obligation Bonds, School District Bonds, Series
              1992, 6.000%, 6/15/09 - FGIC Insured (ETM)

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 1998A:
       1,000  5.750%, 12/01/24 (Pre-refunded 6/01/08) - FSA Insured        6/08 at 101.00         AAA       1,059,430
         555  5.250%, 12/01/26 (Pre-refunded 6/01/08) - MBIA Insured       6/08 at 101.00         AAA         580,025
       3,380  5.250%, 12/01/26 (Pre-refunded 6/01/08) - AMBAC Insured      6/08 at 101.00         AAA       3,532,404

       3,040 Metropolitan Transportation Authority, New York, Commuter     7/07 at 102.00         AAA       3,169,048
              Facilities Revenue Bonds, Series 1997B, 5.125%, 7/01/24 -
              AMBAC Insured (ETM)

       3,500 Metropolitan Transportation Authority, New York, Commuter     7/13 at 100.00         AAA       3,802,925
              Facilities Revenue Bonds, Series 1997E, 5.000%, 7/01/21
              (Pre-refunded 7/01/13) - AMBAC Insured

             Metropolitan Transportation Authority, New York, Dedicated
              Tax Fund Bonds, Series 1998A:
       2,865  4.500%, 4/01/18 (Pre-refunded 10/01/15) - FGIC Insured      10/15 at 100.00         AAA       3,033,834
       1,800  4.750%, 4/01/28 (Pre-refunded 10/01/15) - FGIC Insured      10/15 at 100.00         AAA       1,943,532

             Metropolitan Transportation Authority, New York, Dedicated
             Tax Fund Bonds, Series 1999A:
       1,000  5.000%, 4/01/17 (Pre-refunded 10/01/14) - FSA Insured       10/14 at 100.00         AAA       1,093,750
         500  5.000%, 4/01/29 (Pre-refunded 10/01/14) - FSA Insured       10/14 at 100.00         AAA         546,875

       1,500 New York State Thruway Authority, Highway and Bridge Trust    4/13 at 100.00         AAA       1,650,195
              Fund Bonds, Second Generation, Series 2003A, 5.250%,
              4/01/23 (Pre-refunded 4/01/13) - MBIA Insured

       1,000 New York State Thruway Authority, Highway and Bridge Trust    4/14 at 100.00         AAA       1,091,250
              Fund Bonds, Second Generation, Series 2004, 5.000%,
              4/01/20 (Pre-refunded 4/01/14) - MBIA Insured

             New York State Thruway Authority, Highway and Bridge Trust
             Fund Bonds, Series 2002A:
       2,000  5.250%, 4/01/18 (Pre-refunded 4/01/12) - FSA Insured         4/12 at 100.00         AAA       2,184,140
       1,000  5.250%, 4/01/19 (Pre-refunded 4/01/12) - FSA Insured         4/12 at 100.00         AAA       1,092,070

             New York State Urban Development Corporation, State
             Personal Income Tax Revenue Bonds, State Facilities and
             Equipment, Series 2002C-1:
       1,000  5.500%, 3/15/20 (Pre-refunded 3/15/13) - FGIC Insured        3/13 at 100.00         AAA       1,115,270
       1,500  5.500%, 3/15/21 (Pre-refunded 3/15/13) - FGIC Insured        3/13 at 100.00         AAA       1,672,905
---------------------------------------------------------------------------------------------------------------------
      38,905 Total U.S. Guaranteed                                                                         40,865,706
---------------------------------------------------------------------------------------------------------------------
             Utilities - 3.7%

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 1998A:
       6,000  0.000%, 12/01/19 - FSA Insured                                 No Opt. Call         AAA       3,414,300
       3,185  5.125%, 12/01/22 - FSA Insured                               6/08 at 101.00         AAA       3,327,847

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 2000A:
       2,000  0.000%, 6/01/24 - FSA Insured                                  No Opt. Call         AAA         932,020
       2,000  0.000%, 6/01/25 - FSA Insured                                  No Opt. Call         AAA         891,480

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 2001A:
       1,500  5.000%, 9/01/27 - FSA Insured                                9/11 at 100.00         AAA       1,558,830
       1,500  5.250%, 9/01/28 - FSA Insured                                9/11 at 100.00         AAA       1,603,875

       1,000 New York State Energy Research and Development Authority,     3/09 at 102.00         AAA       1,050,360
              Electric Facilities Revenue Bonds, Long Island Lighting
              Company, Series 1995A, 5.300%, 8/01/25 - MBIA Insured
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
      17,185 Total Utilities                                                                               12,778,712
---------------------------------------------------------------------------------------------------------------------

----
43

Portfolio of Investments
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND (continued)
February 28, 2006

   Principal                                                               Optional Call
Amount (000) Description                                                  Provisions (1) Ratings (2)           Value
--------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 3.4%

 $       405 New York City Municipal Water Finance Authority, New York,   6/10 at 101.00         AAA $       446,265
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2000B, 6.000%, 6/15/33 - MBIA Insured

       3,000 New York City Municipal Water Finance Authority, New York,   6/11 at 100.00         AAA       3,199,500
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2002A, 5.250%, 6/15/33 - FGIC Insured

       3,340 New York City Municipal Water Finance Authority, New York,   6/15 at 100.00         AAA       3,545,040
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2005C, 5.000%, 6/15/27 - MBIA Insured

          50 New York State Environmental Facilities Corporation, State   3/06 at 100.00         AAA          50,162
              Water Pollution Control Revolving Fund Pooled Revenue
              Bonds, Series 1990C, 7.200%, 3/15/11 - MBIA Insured

       4,000 Suffolk County Water Authority, New York, Waterworks         6/15 at 100.00         AAA       4,238,400
              Revenue Bonds, Series 2005C, 5.000%, 6/01/28 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
      10,795 Total Water and Sewer                                                                        11,479,367
--------------------------------------------------------------------------------------------------------------------
 $   321,612 Total Long-Term Investments (cost $322,083,364) - 98.5%                                     339,878,053
--------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.2%

         800 New York City, New York, General Obligation Bonds, Variable    No Opt. Call        A-1+         800,000
              Rate Demand Obligations, Fiscal Series 2002A-7, 2.920%,
              11/01/24 - AMBAC Insured (4)
--------------------------------------------------------------------------------------------------------------------
 $       800 Total Short-Term Investments (cost $800,000)                                                    800,000
--------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $322,883,364) - 98.7%                                               340,678,053
             -------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.3%                                                          4,565,212
             -------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                       $   345,243,265
             -------------------------------------------------------------------------------------------------------

           Primarily all of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

            (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
            (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade. The ratings shown for inverse floating rate investments represent those of the underlying bonds and not the inverse floating rate investments themselves. Inverse floating rate investments likely present greater credit risk to the holders of such investments than to those holders of the underlying bonds.
            (3) Investment is backed by an escrow or trust containing
                sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.
            (4) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
          (ETM) Investment is escrowed to maturity.
           (IF) Inverse floating rate investment.

                                See accompanying notes to financial statements.

----
44

Statement of Assets and Liabilities
February 28, 2006

                                                                                                          New York
                                                             Connecticut    New Jersey      New York       Insured
------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $283,643,933, $163,934,705,
 $347,652,503 and $322,883,364, respectively)              $296,606,809  $170,982,030  $365,677,593  $340,678,053
Cash                                                          2,392,477       906,810     2,793,003     2,663,883
Receivables:
  Interest                                                    3,703,968     2,111,304     5,067,686     3,944,420
  Investments sold                                                   --            --        50,000            --
  Shares sold                                                 1,149,139       207,074     2,645,529        78,862
Other assets                                                     11,924         1,123        16,435        29,635
------------------------------------------------------------------------------------------------------------------
    Total assets                                            303,864,317   174,208,341   376,250,246   347,394,853
------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                       9,109,330            --     2,375,000            --
  Shares redeemed                                               327,393        64,843       135,607       726,275
Accrued expenses:
  Management fees                                               118,488        70,824       148,737       139,816
  12b-1 distribution and service fees                            74,230        44,346        71,456        36,127
  Other                                                          79,289        55,218       108,318       123,763
Dividends payable                                               923,809       533,128     1,230,365     1,125,607
------------------------------------------------------------------------------------------------------------------
    Total liabilities                                        10,632,539       768,359     4,069,483     2,151,588
------------------------------------------------------------------------------------------------------------------
Net assets                                                 $293,231,778  $173,439,982  $372,180,763  $345,243,265
------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                 $225,785,162  $ 80,009,002  $159,947,241  $ 90,706,482
Shares outstanding                                           21,195,424     7,419,961    14,760,938     8,709,359
Net asset value per share                                  $      10.65  $      10.78  $      10.84  $      10.41
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)          $      11.12  $      11.25  $      11.32  $      10.87
------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                 $ 24,815,673  $ 21,908,333  $ 31,620,095  $ 17,870,505
Shares outstanding                                            2,330,804     2,031,450     2,917,429     1,711,503
Net asset value and offering price per share               $      10.65  $      10.78  $      10.84  $      10.44
------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                 $ 38,228,005  $ 28,067,928  $ 42,933,650  $ 15,783,430
Shares outstanding                                            3,591,982     2,611,299     3,957,618     1,515,091
Net asset value and offering price per share               $      10.64  $      10.75  $      10.85  $      10.42
------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                 $  4,402,938  $ 43,454,719  $137,679,777  $220,882,848
Shares outstanding                                              411,517     4,022,237    12,676,801    21,145,033
Net asset value and offering price per share               $      10.70  $      10.80  $      10.86  $      10.45
------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------
Capital paid-in                                            $280,299,928  $166,468,716  $354,469,515  $327,648,435
Undistributed (Over-distribution of) net investment income     (241,097)     (206,933)     (202,582)     (442,695)
Accumulated net realized gain (loss) from investments           210,071       130,874      (111,260)      242,836
Net unrealized appreciation (depreciation) of investments    12,962,876     7,047,325    18,025,090    17,794,689
------------------------------------------------------------------------------------------------------------------
Net assets                                                 $293,231,778  $173,439,982  $372,180,763  $345,243,265
------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
45

Statement of Operations
Year Ended February 28, 2006

                                                                                                               New York
                                                                     Connecticut   New Jersey     New York      Insured
-----------------------------------------------------------------------------------------------------------------------
Investment Income                                                   $14,344,821  $ 8,293,641  $18,349,765  $16,994,491
-----------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                       1,537,215      922,244    1,889,727    1,884,649
12b-1 service fees - Class A                                            443,891      152,946      291,564      180,138
12b-1 distribution and service fees - Class B                           257,289      224,039      318,622      198,237
12b-1 distribution and service fees - Class C                           272,302      211,523      297,830      124,293
Shareholders' servicing agent fees and expenses                         119,551      105,358      198,715      194,125
Custodian's fees and expenses                                            92,702       58,988       95,666      104,085
Trustees' fees and expenses                                               5,992        3,590        7,625        7,432
Professional fees                                                        18,775       13,856       25,543       21,182
Shareholders' reports - printing and mailing expenses                    35,170       29,131       52,215       50,535
Federal and state registration fees                                       2,174        2,639        2,320        2,294
Other expenses                                                           10,818        6,598       11,695       12,158
-----------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                            2,795,879    1,730,912    3,191,522    2,779,128
  Custodian fee credit                                                  (26,718)     (18,197)     (51,420)     (27,115)
-----------------------------------------------------------------------------------------------------------------------
Net expenses                                                          2,769,161    1,712,715    3,140,102    2,752,013
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                                11,575,660    6,580,926   15,209,663   14,242,478
-----------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments                             1,247,488      993,770    1,089,825    5,221,469
Net change in unrealized appreciation (depreciation) of investments  (3,036,564)  (1,257,781)  (3,184,362)  (8,016,282)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (1,789,076)    (264,011)  (2,094,537)  (2,794,813)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $ 9,786,584  $ 6,316,915  $13,115,126  $11,447,665
-----------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
46

Statement of Changes in Net Assets

                                                                            Connecticut                 New Jersey
                                                                    --------------------------  --------------------------
                                                                       Year Ended    Year Ended    Year Ended    Year Ended
                                                                          2/28/06       2/28/05       2/28/06       2/28/05
---------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                               $ 11,575,660  $ 12,421,110  $  6,580,926  $  6,918,685
Net realized gain (loss) from investments                              1,247,488     1,093,768       993,770       714,869
Net change in unrealized appreciation (depreciation) of investments   (3,036,564)   (6,181,604)   (1,257,781)   (2,744,124)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                  9,786,584     7,333,274     6,316,915     4,889,430
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                             (9,296,715)   (9,783,993)   (3,110,306)   (3,067,106)
  Class B                                                               (920,681)   (1,117,226)     (779,810)     (906,256)
  Class C                                                             (1,317,991)   (1,444,219)     (995,575)   (1,032,700)
  Class R                                                               (170,372)     (171,410)   (1,843,737)   (1,928,441)
From accumulated net realized gains:
  Class A                                                               (952,239)     (849,040)     (304,927)           --
  Class B                                                               (111,320)     (115,145)      (91,015)           --
  Class C                                                               (159,382)     (137,069)     (112,120)           --
  Class R                                                                (16,403)      (13,901)     (172,072)           --
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders            (12,945,103)  (13,632,003)   (7,409,562)   (6,934,503)
---------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                          39,096,312    28,129,175    20,901,410    18,557,768
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                      6,192,479     6,214,663     4,942,099     4,213,126
---------------------------------------------------------------------------------------------------------------------------
                                                                      45,288,791    34,343,838    25,843,509    22,770,894
Cost of shares redeemed                                              (39,380,724)  (42,226,640)  (21,648,832)  (28,582,272)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions     5,908,067    (7,882,802)    4,194,677    (5,811,378)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  2,749,548   (14,181,531)    3,102,030    (7,856,451)
Net assets at the beginning of year                                  290,482,230   304,663,761   170,337,952   178,194,403
---------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                       $293,231,778  $290,482,230  $173,439,982  $170,337,952
---------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
 at the end of year                                                 $   (241,097) $   (104,665) $   (206,933) $    (55,548)
---------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
47

                                                                             New York                New York Insured
                                                                    --------------------------  --------------------------
                                                                       Year Ended    Year Ended    Year Ended    Year Ended
                                                                          2/28/06       2/28/05       2/28/06       2/28/05
---------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                               $ 15,209,663  $ 15,520,382  $ 14,242,478  $ 15,588,911
Net realized gain (loss) from investments                              1,089,825     1,611,586     5,221,469     3,821,452
Net change in unrealized appreciation (depreciation) of investments   (3,184,362)   (7,116,589)   (8,016,282)  (10,261,988)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                 13,115,126    10,015,379    11,447,665     9,148,375
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                             (6,118,767)   (5,701,431)   (3,556,051)   (3,466,947)
  Class B                                                             (1,171,945)   (1,487,443)     (658,569)     (841,776)
  Class C                                                             (1,471,337)   (1,472,644)     (561,351)     (701,521)
  Class R                                                             (6,132,335)   (6,951,970)   (9,428,193)  (10,734,936)
From accumulated net realized gains:
  Class A                                                               (682,503)           --    (1,839,205)     (668,889)
  Class B                                                               (141,611)           --      (386,140)     (187,751)
  Class C                                                               (182,111)           --      (338,544)     (146,614)
  Class R                                                               (598,382)           --    (4,521,407)   (1,916,810)
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders            (16,498,991)  (15,613,488)  (21,289,460)  (18,665,244)
---------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                          75,327,447    47,143,308    20,956,907    20,610,414
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                     10,204,134     8,697,581    15,722,214    12,512,641
---------------------------------------------------------------------------------------------------------------------------
                                                                      85,531,581    55,840,889    36,679,121    33,123,055
Cost of shares redeemed                                              (50,779,649)  (60,373,650)  (46,634,914)  (43,703,759)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions    34,751,932    (4,532,761)   (9,955,793)  (10,580,704)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                 31,368,067   (10,130,870)  (19,797,588)  (20,097,573)
Net assets at the beginning of year                                  340,812,696   350,943,566   365,040,853   385,138,426
---------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                       $372,180,763  $340,812,696  $345,243,265  $365,040,853
---------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
 at the end of year                                                 $   (202,582) $   (511,954) $   (442,695) $   (412,616)
---------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
48

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Connecticut Municipal Bond Fund ("Connecticut"), the Nuveen New Jersey Municipal Bond Fund ("New Jersey"), the Nuveen New York Municipal Bond Fund ("New York") and the Nuveen New York Insured Municipal Bond Fund ("New York Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2006, Connecticut and New York had outstanding when-issued and delayed delivery purchase commitments of $9,109,330 and $2,375,000, respectively. There were no such outstanding purchase commitments in either of the other Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and applicable state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.


----
49

Insurance
New York Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds are authorized to invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 28, 2006, Each Fund invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
50

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                        Connecticut
                                                    --------------------------------------------------
                                                           Year Ended                Year Ended
                                                             2/28/06                   2/28/05
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            2,549,248  $ 27,263,869   2,025,155  $ 21,781,511
  Class A - automatic conversion of Class B shares     134,925     1,439,889       1,898        20,627
  Class B                                               86,755       928,843     134,562     1,440,160
  Class C                                              808,108     8,644,116     421,903     4,547,997
  Class R                                               76,701       819,595      31,197       338,880
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              452,262     4,837,542     440,364     4,719,778
  Class B                                               44,892       479,856      49,804       533,105
  Class C                                               69,026       737,570      76,211       815,966
  Class R                                               12,796       137,511      13,543       145,814
-------------------------------------------------------------------------------------------------------
                                                     4,234,713    45,288,791   3,194,637    34,343,838
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (2,502,066)  (26,770,201) (2,634,442)  (28,153,024)
  Class B                                             (415,266)   (4,457,237)   (319,223)   (3,406,461)
  Class B - automatic conversion to Class A shares    (135,027)   (1,439,889)     (1,899)      (20,627)
  Class C                                             (609,173)   (6,532,684)   (926,692)   (9,913,012)
  Class R                                              (16,799)     (180,713)    (68,916)     (733,516)
-------------------------------------------------------------------------------------------------------
                                                    (3,678,331)  (39,380,724) (3,951,172)  (42,226,640)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                                556,382  $  5,908,067    (756,535) $ (7,882,802)
-------------------------------------------------------------------------------------------------------

                                                                        New Jersey
                                                    --------------------------------------------------
                                                           Year Ended                Year Ended
                                                             2/28/06                   2/28/05
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            1,228,892  $ 13,284,672     925,774  $  9,943,095
  Class A - automatic conversion of Class B shares      60,505       652,157         631         6,901
  Class B                                              132,675     1,433,556     261,352     2,812,723
  Class C                                              376,697     4,067,021     421,131     4,499,862
  Class R                                              135,186     1,464,004     120,738     1,295,187
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              215,368     2,327,346     173,379     1,858,306
  Class B                                               37,635       406,583      33,285       356,650
  Class C                                               58,925       634,608      52,393       559,769
  Class R                                              145,359     1,573,562     134,036     1,438,401
-------------------------------------------------------------------------------------------------------
                                                     2,391,242    25,843,509   2,122,719    22,770,894
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (874,893)   (9,452,095) (1,330,787)  (14,244,929)
  Class B                                             (407,491)   (4,414,494)   (440,043)   (4,696,885)
  Class B - automatic conversion to Class A shares     (60,522)     (652,157)       (631)       (6,901)
  Class C                                             (404,574)   (4,346,270)   (474,317)   (5,067,655)
  Class R                                             (257,453)   (2,783,816)   (426,642)   (4,565,902)
-------------------------------------------------------------------------------------------------------
                                                    (2,004,933)  (21,648,832) (2,672,420)  (28,582,272)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                                386,309  $  4,194,677    (549,701) $ (5,811,378)
-------------------------------------------------------------------------------------------------------


----
51

                                                                         New York
                                                    --------------------------------------------------
                                                           Year Ended                Year Ended
                                                             2/28/06                   2/28/05
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            5,163,385  $ 56,242,414   3,215,756  $ 34,736,493
  Class A - automatic conversion of Class B shares     130,933     1,426,562          --            --
  Class B                                              181,158     1,976,125     203,267     2,200,730
  Class C                                            1,117,431    12,189,236     759,650     8,276,743
  Class R                                              321,412     3,493,110     176,869     1,929,342
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              333,178     3,624,052     246,189     2,664,268
  Class B                                               59,679       649,497      55,358       599,405
  Class C                                               71,575       779,324      56,364       611,000
  Class R                                              472,207     5,151,261     444,556     4,822,908
-------------------------------------------------------------------------------------------------------
                                                     7,850,958    85,531,581   5,158,009    55,840,889
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (2,528,987)  (27,413,343) (2,843,779)  (30,535,028)
  Class B                                             (495,117)   (5,379,765)   (699,489)   (7,549,343)
  Class B - automatic conversion to Class A shares    (130,881)   (1,426,562)         --            --
  Class C                                             (630,446)   (6,862,227)   (639,015)   (6,920,102)
  Class R                                             (888,519)   (9,697,752) (1,418,040)  (15,369,177)
-------------------------------------------------------------------------------------------------------
                                                    (4,673,950)  (50,779,649) (5,600,323)  (60,373,650)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                              3,177,008  $ 34,751,932    (442,314) $ (4,532,761)
-------------------------------------------------------------------------------------------------------

                                                                     New York Insured
                                                    --------------------------------------------------
                                                           Year Ended                Year Ended
                                                             2/28/06                   2/28/05
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            1,487,684  $ 15,752,201   1,432,420  $ 15,273,618
  Class A - automatic conversion of Class B shares      79,821       845,238          --            --
  Class B                                               53,220       568,329      55,652       595,934
  Class C                                              195,865     2,079,438     283,989     3,056,554
  Class R                                              162,226     1,711,701     157,525     1,684,308
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              360,235     3,779,085     232,235     2,476,597
  Class B                                               57,619       606,171      47,057       502,655
  Class C                                               38,885       407,945      34,170       364,478
  Class R                                            1,037,844    10,929,013     857,399     9,168,911
-------------------------------------------------------------------------------------------------------
                                                     3,473,399    36,679,121   3,100,447    33,123,055
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (1,343,190)  (14,168,603)   (690,675)   (7,345,418)
  Class B                                             (451,629)   (4,758,492)   (435,382)   (4,658,336)
  Class B - automatic conversion to Class A shares     (79,631)     (845,238)         --            --
  Class C                                             (350,635)   (3,690,757)   (622,152)   (6,583,300)
  Class R                                           (2,185,326)  (23,171,824) (2,354,300)  (25,116,705)
-------------------------------------------------------------------------------------------------------
                                                    (4,410,411)  (46,634,914) (4,102,509)  (43,703,759)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                               (937,012) $ (9,955,793) (1,002,062) $(10,580,704)
-------------------------------------------------------------------------------------------------------


----
52

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended February 28, 2006, were as follows:

                                                                  New York
                           Connecticut  New Jersey    New York     Insured
      --------------------------------------------------------------------
      Purchases            $45,279,948 $28,562,207 $75,851,000 $78,455,159
      Sales and maturities  36,054,337  25,666,879  45,223,481  97,019,435
      --------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At February 28, 2006, the cost of investments was as follows:

                                                                   New York
                         Connecticut   New Jersey     New York      Insured
    -----------------------------------------------------------------------
    Cost of investments $283,476,064 $163,895,842 $347,363,925 $322,798,152
    -----------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2006, were as follows:

                                                                                        New York
                                               Connecticut  New Jersey     New York      Insured
------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                $13,612,502  $7,312,797  $18,692,670  $18,099,133
  Depreciation                                   (481,757)   (226,609)    (379,002)    (219,232)
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
 investments                                  $13,130,745  $7,086,188  $18,313,668  $17,879,901
------------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at February 28, 2006, were as follows:

                                                                          New York
                                          Connecticut New Jersey New York  Insured
----------------------------------------------------------------------------------
Undistributed net tax-exempt income*         $489,939   $287,331 $715,872 $597,699
Undistributed net ordinary income**            24,906         --       --       --
Undistributed net long-term capital gains     210,071    130,874       --  242,836
----------------------------------------------------------------------------------

 * Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 9, 2006, paid on March 1, 2006.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended February 28, 2006, and February 28, 2005, was designated for purposes of the dividends paid deduction as follows:

                                                                                        New York
2006                                              Connecticut New Jersey    New York     Insured
------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income          $11,733,636 $6,771,459 $14,912,226 $14,294,437
Distributions from net ordinary income**               23,781         --       4,229       3,415
Distributions from net long-term capital gains***   1,239,344    680,134   1,599,471   7,085,296
------------------------------------------------------------------------------------------------

                                                                                     New York
2005                                           Connecticut New Jersey    New York     Insured
---------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $12,646,998 $6,948,158 $15,627,360 $15,861,612
Distributions from net ordinary income**             8,042         --      41,178      23,031
Distributions from net long-term capital gains   1,115,155         --          --   2,920,062
---------------------------------------------------------------------------------------------

 ** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
*** TheFunds designated as a long-term capital gain dividend, pursuant to
       Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax period ended February 28, 2006.

New York elected to defer net realized losses from investments incurred from November 1, 2005 through February 28, 2006 ("post-October losses") in accordance with Federal income tax regulations. Post-October losses of $87,929 were treated as having arisen on the first day of the following fiscal year.


----
53

5. Management Fee and Other Transactions with Affiliates

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .3500%
              For the next $125 million                    .3375
              For the next $250 million                    .3250
              For the next $500 million                    .3125
              For the next $1 billion                      .3000
              For the next $3 billion                      .2750
              For net assets over $5 billion               .2500
              ---------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of February 28, 2006, the complex-level fee rate was .1886%.

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For Managed Assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of New York and New York Insured in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .75% of the average daily net assets of New York and ..975% of the average daily net assets of New York Insured. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.


----
54

During the fiscal year ended February 28, 2006, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                                   New York
                                                   Connecticut New Jersey New York  Insured
-------------------------------------------------------------------------------------------
Sales charges collected (unaudited)                   $379,148   $171,391 $491,921 $169,519
Paid to authorized dealers (unaudited)                 335,139    147,353  436,263  148,880
-------------------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2006, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                                   New York
                                                   Connecticut New Jersey New York  Insured
-------------------------------------------------------------------------------------------
Commission advances (unaudited)                       $200,219    $98,501 $311,409  $66,102
-------------------------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2006, the Distributor retained such 12b-1 fees as follows:

                                                                                   New York
                                                   Connecticut New Jersey New York  Insured
-------------------------------------------------------------------------------------------
12b-1 fees retained (unaudited)                       $251,492   $220,387 $334,518 $175,367
-------------------------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2006, as follows:

                                                                                   New York
                                                   Connecticut New Jersey New York  Insured
-------------------------------------------------------------------------------------------
CDSC retained (unaudited)                              $51,306    $50,541  $58,724  $53,274
-------------------------------------------------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 3, 2006, to shareholders of record on March 9, 2006, as follows:

                                                              New York
                              Connecticut New Jersey New York  Insured
          ------------------------------------------------------------
          Dividend per share:
            Class A                $.0350     $.0345   $.0365   $.0335
            Class B                 .0280      .0275    .0300    .0270
            Class C                 .0300      .0295    .0320    .0285
            Class R                 .0370      .0360    .0385    .0350
          ------------------------------------------------------------


----
55

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                                 Investment Operations       Less Distributions
                                              --------------------------- -----------------------


CONNECTICUT




                                                               Net
                                    Beginning       Net  Realized/            Net                  Ending
                                          Net   Invest- Unrealized        Invest-                     Net
                                        Asset      ment       Gain           ment  Capital          Asset     Total
Year Ended February 28/29,              Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------
Class A (7/87)
 2006                                  $10.77      $.44      $(.06)  $.38   $(.45)   $(.05) $(.50) $10.65      3.55%
 2005                                   10.99       .48       (.18)   .30    (.48)    (.04)  (.52)  10.77      2.89
 2004                                   10.88       .50        .15    .65    (.50)    (.04)  (.54)  10.99      6.21
 2003                                   10.67       .52        .26    .78    (.53)    (.04)  (.57)  10.88      7.51
 2002                                   10.51       .53        .16    .69    (.53)      --   (.53)  10.67      6.66
Class B (2/97)
 2006                                   10.76       .36       (.06)   .30    (.36)    (.05)  (.41)  10.65      2.84
 2005                                   10.98       .40       (.18)   .22    (.40)    (.04)  (.44)  10.76      2.09
 2004                                   10.87       .42        .15    .57    (.42)    (.04)  (.46)  10.98      5.40
 2003                                   10.65       .43        .27    .70    (.44)    (.04)  (.48)  10.87      6.78
 2002                                   10.49       .45        .15    .60    (.44)      --   (.44)  10.65      5.84
Class C (10/93)
 2006                                   10.76       .38       (.06)   .32    (.39)    (.05)  (.44)  10.64      2.98
 2005                                   10.98       .42       (.18)   .24    (.42)    (.04)  (.46)  10.76      2.32
 2004                                   10.87       .44        .15    .59    (.44)    (.04)  (.48)  10.98      5.62
 2003                                   10.66       .46        .26    .72    (.47)    (.04)  (.51)  10.87      6.92
 2002                                   10.50       .47        .16    .63    (.47)      --   (.47)  10.66      6.07
Class R (2/97)
 2006                                   10.82       .47       (.07)   .40    (.47)    (.05)  (.52)  10.70      3.77
 2005                                   11.03       .50       (.17)   .33    (.50)    (.04)  (.54)  10.82      3.16
 2004                                   10.92       .52        .15    .67    (.52)    (.04)  (.56)  11.03      6.36
 2003                                   10.70       .54        .27    .81    (.55)    (.04)  (.59)  10.92      7.76
 2002                                   10.54       .56        .14    .70    (.54)      --   (.54)  10.70      6.82
---------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                              Ratios/Supplemental Data
                                    ---------------------------------------------------------------------------
                                               Before Credit/         After          After Credit/
                                               Reimbursement     Reimbursement(c)   Reimbursement(d)
CONNECTICUT                                  -----------------  -----------------  -----------------
                                                         Ratio              Ratio              Ratio
                                                        of Net             of Net             of Net
                                                       Invest-            Invest-            Invest-
                                             Ratio of     ment  Ratio of     ment  Ratio of     ment
                                             Expenses   Income  Expenses   Income  Expenses   Income
                                      Ending       to       to        to       to        to       to
                                         Net  Average  Average   Average  Average   Average  Average  Portfolio
                                      Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,             (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
----------------------------------------------------------------------------------------------------------------
Class A (7/87)
 2006                               $225,785      .83%    4.13%      .83%    4.13%      .82%    4.14%        13%
 2005                                221,463      .83     4.45       .83     4.45       .83     4.45          8
 2004                                227,787      .85     4.60       .85     4.60       .84     4.60          8
 2003                                234,133      .85     4.82       .85     4.82       .84     4.82         19
 2002                                217,024      .85     5.01       .85     5.01       .84     5.02         20
Class B (2/97)
 2006                                 24,816     1.58     3.38      1.58     3.38      1.57     3.39         13
 2005                                 29,587     1.58     3.70      1.58     3.70      1.58     3.70          8
 2004                                 31,678     1.60     3.85      1.60     3.85      1.59     3.85          8
 2003                                 31,987     1.60     4.06      1.60     4.06      1.59     4.07         19
 2002                                 23,310     1.60     4.26      1.60     4.26      1.59     4.27         20
Class C (10/93)
 2006                                 38,228     1.38     3.58      1.38     3.58      1.37     3.59         13
 2005                                 35,767     1.38     3.90      1.38     3.90      1.38     3.90          8
 2004                                 41,194     1.40     4.05      1.40     4.05      1.39     4.05          8
 2003                                 38,312     1.40     4.26      1.40     4.26      1.39     4.27         19
 2002                                 26,890     1.40     4.47      1.40     4.47      1.39     4.48         20
Class R (2/97)
 2006                                  4,403      .63     4.33       .63     4.33       .62     4.34         13
 2005                                  3,666      .63     4.65       .63     4.65       .63     4.65          8
 2004                                  4,005      .65     4.79       .65     4.79       .64     4.80          8
 2003                                  3,878      .65     5.01       .65     5.01       .64     5.02         19
 2002                                  3,568      .65     5.23       .65     5.23       .64     5.24         20
----------------------------------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
56

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                                 Investment Operations       Less Distributions
                                              --------------------------- -----------------------


NEW JERSEY




                                                               Net
                                    Beginning       Net  Realized/            Net                  Ending
                                          Net   Invest- Unrealized        Invest-                     Net
                                        Asset      ment       Gain           ment  Capital          Asset     Total
Year Ended February 28/29,              Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2006                                  $10.85      $.43      $(.02)  $.41   $(.44)   $(.04) $(.48) $10.78      3.89%
 2005                                   10.97       .45       (.11)   .34    (.46)      --   (.46)  10.85      3.20
 2004                                   10.79       .46        .18    .64    (.46)      --   (.46)  10.97      6.07
 2003                                   10.60       .46        .20    .66    (.47)      --   (.47)  10.79      6.36
 2002                                   10.45       .47        .15    .62    (.47)      --   (.47)  10.60      6.04
Class B (2/97)
 2006                                   10.85       .35       (.02)   .33    (.36)    (.04)  (.40)  10.78      3.09
 2005                                   10.96       .37       (.11)   .26    (.37)      --   (.37)  10.85      2.49
 2004                                   10.78       .38        .17    .55    (.37)      --   (.37)  10.96      5.26
 2003                                   10.59       .38        .20    .58    (.39)      --   (.39)  10.78      5.58
 2002                                   10.44       .39        .15    .54    (.39)      --   (.39)  10.59      5.26
Class C (9/94)
 2006                                   10.82       .37       (.02)   .35    (.38)    (.04)  (.42)  10.75      3.33
 2005                                   10.94       .39       (.11)   .28    (.40)      --   (.40)  10.82      2.63
 2004                                   10.76       .40        .18    .58    (.40)      --   (.40)  10.94      5.50
 2003                                   10.56       .40        .21    .61    (.41)      --   (.41)  10.76      5.88
 2002                                   10.41       .41        .15    .56    (.41)      --   (.41)  10.56      5.46
Class R (2/92)
 2006                                   10.87       .45       (.02)   .43    (.46)    (.04)  (.50)  10.80      4.06
 2005                                   10.98       .48       (.12)   .36    (.47)      --   (.47)  10.87      3.46
 2004                                   10.80       .48        .17    .65    (.47)      --   (.47)  10.98      6.24
 2003                                   10.60       .48        .21    .69    (.49)      --   (.49)  10.80      6.63
 2002                                   10.45       .49        .15    .64    (.49)      --   (.49)  10.60      6.22
---------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                             Ratios/Supplemental Data
                                    --------------------------------------------------------------------------
                                              Before Credit/         After          After Credit/
                                              Reimbursement     Reimbursement(c)   Reimbursement(d)
NEW JERSEY                                  -----------------  -----------------  -----------------
                                                        Ratio              Ratio              Ratio
                                                       of Net             of Net             of Net
                                                      Invest-            Invest-            Invest-
                                            Ratio of     ment  Ratio of     ment  Ratio of     ment
                                            Expenses   Income  Expenses   Income  Expenses   Income
                                     Ending       to       to        to       to        to       to
                                        Net  Average  Average   Average  Average   Average  Average  Portfolio
                                     Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,            (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2006                               $80,009      .86%    3.96%      .86%    3.96%      .85%    3.97%        15%
 2005                                73,687      .88     4.22       .88     4.22       .87     4.23         15
 2004                                77,021      .90     4.26       .90     4.26       .89     4.27         17
 2003                                74,067      .91     4.29       .91     4.29       .90     4.30          6
 2002                                60,835      .90     4.45       .90     4.45       .89     4.46          7
Class B (2/97)
 2006                                21,908     1.61     3.21      1.61     3.21      1.60     3.22         15
 2005                                25,273     1.63     3.47      1.63     3.47      1.62     3.48         15
 2004                                27,140     1.65     3.51      1.65     3.51      1.64     3.52         17
 2003                                26,926     1.66     3.54      1.66     3.54      1.65     3.55          6
 2002                                23,451     1.65     3.70      1.65     3.70      1.64     3.71          7
Class C (9/94)
 2006                                28,068     1.41     3.41      1.41     3.41      1.40     3.42         15
 2005                                27,914     1.43     3.67      1.43     3.67      1.42     3.68         15
 2004                                28,226     1.45     3.72      1.45     3.72      1.44     3.73         17
 2003                                21,192     1.46     3.74      1.46     3.74      1.45     3.75          6
 2002                                14,376     1.45     3.89      1.45     3.89      1.44     3.90          7
Class R (2/92)
 2006                                43,455      .67     4.16       .67     4.16       .65     4.17         15
 2005                                43,464      .68     4.42       .68     4.42       .67     4.43         15
 2004                                45,807      .70     4.46       .70     4.46       .69     4.47         17
 2003                                45,043      .71     4.49       .71     4.49       .70     4.50          6
 2002                                43,465      .70     4.64       .70     4.64       .69     4.65          7
---------------------------------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
57

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                                 Investment Operations       Less Distributions
                                              --------------------------- -----------------------


NEW YORK




                                                               Net
                                    Beginning       Net  Realized/            Net                  Ending
                                          Net   Invest- Unrealized        Invest-                     Net
                                        Asset      ment       Gain           ment  Capital          Asset     Total
Year Ended February 28/29,              Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2006                                  $10.93      $.47      $(.05)  $.42   $(.46)   $(.05) $(.51) $10.84      3.88%
 2005                                   11.10       .50       (.17)   .33    (.50)      --   (.50)  10.93      3.12
 2004                                   10.88       .52        .22    .74    (.52)      --   (.52)  11.10      6.94
 2003                                   10.72       .52        .22    .74    (.54)    (.04)  (.58)  10.88      7.11
 2002                                   10.66       .58        .04    .62    (.56)      --   (.56)  10.72      5.94
Class B (2/97)
 2006                                   10.94       .39       (.06)   .33    (.38)    (.05)  (.43)  10.84      3.05
 2005                                   11.11       .42       (.17)   .25    (.42)      --   (.42)  10.94      2.38
 2004                                   10.90       .44        .21    .65    (.44)      --   (.44)  11.11      6.07
 2003                                   10.73       .44        .23    .67    (.46)    (.04)  (.50)  10.90      6.43
 2002                                   10.68       .50        .03    .53    (.48)      --   (.48)  10.73      5.07
Class C (9/94)
 2006                                   10.95       .41       (.06)   .35    (.40)    (.05)  (.45)  10.85      3.27
 2005                                   11.12       .44       (.16)   .28    (.45)      --   (.45)  10.95      2.60
 2004                                   10.91       .46        .22    .68    (.47)      --   (.47)  11.12      6.30
 2003                                   10.75       .46        .23    .69    (.49)    (.04)  (.53)  10.91      6.56
 2002                                   10.70       .52        .03    .55    (.50)      --   (.50)  10.75      5.29
Class R (12/86)
 2006                                   10.96       .49       (.06)   .43    (.48)    (.05)  (.53)  10.86      4.01
 2005                                   11.13       .52       (.17)   .35    (.52)      --   (.52)  10.96      3.34
 2004                                   10.91       .54        .23    .77    (.55)      --   (.55)  11.13      7.06
 2003                                   10.75       .55        .22    .77    (.57)    (.04)  (.61)  10.91      7.33
 2002                                   10.69       .60        .04    .64    (.58)      --   (.58)  10.75      6.16
---------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                              Ratios/Supplemental Data
                                    ---------------------------------------------------------------------------
                                               Before Credit/         After          After Credit/
                                               Reimbursement     Reimbursement(c)   Reimbursement(d)
NEW YORK                                     -----------------  -----------------  -----------------
                                                         Ratio              Ratio              Ratio
                                                        of Net             of Net             of Net
                                                       Invest-            Invest-            Invest-
                                             Ratio of     ment  Ratio of     ment  Ratio of     ment
                                             Expenses   Income  Expenses   Income  Expenses   Income
                                      Ending       to       to        to       to        to       to
                                         Net  Average  Average   Average  Average   Average  Average  Portfolio
                                      Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,             (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
----------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2006                               $159,947      .84%    4.29%      .84%    4.29%      .82%    4.31%        13%
 2005                                127,502      .86     4.59       .86     4.59       .85     4.60          8
 2004                                122,569      .88     4.76       .88     4.76       .88     4.76         12
 2003                                113,197      .88     4.87       .88     4.87       .87     4.87         23
 2002                                105,700      .89     5.16       .66     5.39       .65     5.39         11
Class B (2/97)
 2006                                 31,620     1.59     3.54      1.59     3.54      1.57     3.56         13
 2005                                 36,125     1.61     3.84      1.61     3.84      1.60     3.85          8
 2004                                 41,579     1.63     4.01      1.63     4.01      1.63     4.01         12
 2003                                 40,951     1.63     4.11      1.63     4.11      1.62     4.12         23
 2002                                 34,262     1.64     4.41      1.41     4.64      1.41     4.65         11
Class C (9/94)
 2006                                 42,934     1.39     3.74      1.39     3.74      1.37     3.76         13
 2005                                 37,221     1.41     4.04      1.41     4.04      1.40     4.05          8
 2004                                 35,832     1.43     4.21      1.43     4.21      1.43     4.21         12
 2003                                 27,687     1.43     4.31      1.43     4.31      1.42     4.32         23
 2002                                 24,505     1.44     4.61      1.21     4.84      1.21     4.85         11
Class R (12/86)
 2006                                137,680      .64     4.49       .64     4.49       .62     4.51         13
 2005                                139,964      .66     4.79       .66     4.79       .65     4.80          8
 2004                                150,963      .68     4.96       .68     4.96       .68     4.96         12
 2003                                146,759      .68     5.07       .68     5.07       .67     5.07         23
 2002                                144,581      .69     5.36       .46     5.59       .46     5.59         11
----------------------------------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
58

Selected data for a share outstanding throughout each period:


Class (Commencement Date)
                                                 Investment Operations       Less Distributions
                                              --------------------------- -----------------------


NEW YORK INSURED




                                                               Net
                                    Beginning       Net  Realized/            Net                  Ending
                                          Net   Invest- Unrealized        Invest-                     Net
                                        Asset      ment       Gain           ment  Capital          Asset     Total
Year Ended February 28/29,              Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)
---------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2006                                  $10.71      $.42      $(.09)  $.33   $(.42)   $(.21) $(.63) $10.41      3.19%
 2005                                   10.98       .45       (.18)   .27    (.45)    (.09)  (.54)  10.71      2.59
 2004                                   10.92       .46        .21    .67    (.47)    (.14)  (.61)  10.98      6.37
 2003                                   10.59       .47        .40    .87    (.48)    (.06)  (.54)  10.92      8.46
 2002                                   10.50       .49        .10    .59    (.50)      --   (.50)  10.59      5.75
Class B (2/97)
 2006                                   10.73       .34       (.09)   .25    (.33)    (.21)  (.54)  10.44      2.47
 2005                                   11.00       .37       (.18)   .19    (.37)    (.09)  (.46)  10.73      1.79
 2004                                   10.93       .38        .22    .60    (.39)    (.14)  (.53)  11.00      5.64
 2003                                   10.60       .39        .40    .79    (.40)    (.06)  (.46)  10.93      7.64
 2002                                   10.51       .41        .10    .51    (.42)      --   (.42)  10.60      4.97
Class C (9/94)
 2006                                   10.71       .36       (.08)   .28    (.36)    (.21)  (.57)  10.42      2.70
 2005                                   10.98       .39       (.18)   .21    (.39)    (.09)  (.48)  10.71      2.02
 2004                                   10.92       .40        .21    .61    (.41)    (.14)  (.55)  10.98      5.78
 2003                                   10.59       .41        .40    .81    (.42)    (.06)  (.48)  10.92      7.85
 2002                                   10.49       .43        .11    .54    (.44)      --   (.44)  10.59      5.26
Class R (12/86)
 2006                                   10.74       .44       (.08)   .36    (.44)    (.21)  (.65)  10.45      3.45
 2005                                   11.00       .47       (.17)   .30    (.47)    (.09)  (.56)  10.74      2.85
 2004                                   10.94       .49        .20    .69    (.49)    (.14)  (.63)  11.00      6.53
 2003                                   10.60       .49        .41    .90    (.50)    (.06)  (.56)  10.94      8.72
 2002                                   10.50       .51        .11    .62    (.52)      --   (.52)  10.60      6.03
---------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                              Ratios/Supplemental Data
                                    ---------------------------------------------------------------------------
                                               Before Credit/         After          After Credit/
                                               Reimbursement     Reimbursement(c)   Reimbursement(d)
NEW YORK INSURED                             -----------------  -----------------  -----------------
                                                         Ratio              Ratio              Ratio
                                                        of Net             of Net             of Net
                                                       Invest-            Invest-            Invest-
                                             Ratio of     ment  Ratio of     ment  Ratio of     ment
                                             Expenses   Income  Expenses   Income  Expenses   Income
                                      Ending       to       to        to       to        to       to
                                         Net  Average  Average   Average  Average   Average  Average  Portfolio
                                      Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,             (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
----------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2006                               $ 90,706      .84%    3.93%      .84%    3.93%      .83%    3.94%        22%
 2005                                 87,032      .85     4.17       .85     4.17       .85     4.18         12
 2004                                 78,526      .86     4.28       .86     4.28       .86     4.28         10
 2003                                 73,936      .88     4.40       .88     4.40       .87     4.40         21
 2002                                 63,043      .89     4.67       .89     4.67       .88     4.68         17
Class B (2/97)
 2006                                 17,871     1.59     3.17      1.59     3.17      1.58     3.18         22
 2005                                 22,881     1.60     3.42      1.60     3.42      1.60     3.42         12
 2004                                 27,104     1.61     3.53      1.61     3.53      1.61     3.53         10
 2003                                 27,786     1.63     3.65      1.63     3.65      1.62     3.66         21
 2002                                 23,418     1.64     3.92      1.64     3.92      1.63     3.93         17
Class C (9/94)
 2006                                 15,783     1.39     3.37      1.39     3.37      1.38     3.38         22
 2005                                 17,470     1.40     3.62      1.40     3.62      1.40     3.63         12
 2004                                 21,246     1.42     3.73      1.42     3.73      1.41     3.73         10
 2003                                 14,446     1.43     3.84      1.43     3.84      1.42     3.85         21
 2002                                  9,926     1.44     4.12      1.44     4.12      1.43     4.13         17
Class R (12/86)
 2006                                220,883      .64     4.13       .64     4.13       .63     4.13         22
 2005                                237,657      .65     4.37       .65     4.37       .65     4.37         12
 2004                                258,263      .66     4.48       .66     4.48       .66     4.48         10
 2003                                263,572      .68     4.60       .68     4.60       .67     4.61         21
 2002                                260,568      .69     4.87       .69     4.87       .68     4.88         17
----------------------------------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Connecticut Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund, Nuveen New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the "Funds") at February 28, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the year ended February 28, 2002 were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in their report dated April 12, 2002.

PricewaterhouseCoopers LLP

Chicago, IL
April 20, 2006


----
60

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds' website at www.nuveen.com.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Funds       Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------
Trustee who is an interested person of the Funds:

---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994      Chairman (since 1996) and Director of Nuveen       161
3/28/49                     Board and                     Investments, Inc., Nuveen Investments, LLC,
333 W. Wacker Drive         Trustee                       Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(4); Director
                                                          (since 1996) of Institutional Capital
                                                          Corporation; Chairman and Director (since
                                                          1997) of Nuveen Asset Management; Chairman
                                                          and Director of Rittenhouse Asset
                                                          Management, Inc. (since 1999); Chairman of
                                                          Nuveen Investments Advisers Inc. (since
                                                          2002).

Trustees who are not interested persons of the Funds:

---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997      Private Investor and Management Consultant.        161
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (since 1989) as Senior Vice                161
7/29/34                                                   President of The Northern Trust Company;
333 W. Wacker Drive                                       Director (since 2002) Community Advisory
Chicago, IL 60606                                         Board for Highland Park and Highwood, United
                                                          Way of the North Shore.


---------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999      President, The Hall-Perrine Foundation, a          161
10/22/48                                                  private philanthropic corporation (since
333 W. Wacker Drive                                       1996); Director and Vice Chairman, United
Chicago, IL 60606                                         Fire Group, a publicly held company; Adjunct
                                                          Faculty Member, University of Iowa;
                                                          Director, Gazette Companies; Life Trustee of
                                                          Coe College and Iowa College Foundation;
                                                          formerly, Director, Alliant Energy;
                                                          formerly, Director, Federal Reserve Bank of
                                                          Chicago; formerly, President and Chief
                                                          Operating Officer, SCI Financial Group,
                                                          Inc., a regional financial services firm.


---------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004      Dean and Distinguished Professor of Finance,       161
3/6/48                                                    School of Business at the University of
333 W. Wacker Drive                                       Connecticut (since 2002); previously, Senior
Chicago, IL 60606                                         Vice President and Director of Research at
                                                          the Federal Reserve Bank of Chicago
                                                          (1995-2003); Director (since 1997), Credit
                                                          Research Center at Georgetown University;
                                                          Director (since 2004) of Xerox Corporation;
                                                          Director, SS&C Technologies, Inc. (May
                                                          2005-October 2005).


---------------------------------------------------------------------------------------------------------------------
David J. Kundert            Trustee             2005      Retired (since 2004) as Chairman, JPMorgan         159
10/28/42                                                  Fleming Asset Management, President and CEO,
333 W. Wacker Drive                                       Banc One Investment Advisors Corporation,
Chicago, IL 60606                                         and President, One Group Mutual Funds; prior
                                                          thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One
                                                          Investment Management Group; Board of
                                                          Regents, Luther College; member of the
                                                          Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Gardens.

----
61

================================================================================

                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate            Held with       Elected or   Including other Directorships                  Overseen by
and Address          the Funds      Appointed (2) During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee            1997      Chairman of Miller-Valentine Partners Ltd.,        161
9/24/44                                           a real estate investment company; formerly,
333 W. Wacker Drive                               Senior Partner and Chief Operating Officer
Chicago, IL 60606                                 (retired December 2004) of Miller-Valentine
                                                  Group; formerly, Vice President,
                                                  Miller-Valentine Realty; Chair of the
                                                  Finance Committee and member of the Audit
                                                  Committee of Premier Health Partners, the
                                                  not-for-profit company of Miami Valley
                                                  Hospital; Vice President, Dayton
                                                  Philharmonic Orchestra Association; Board
                                                  Member, Regional Leaders Forum, which
                                                  promotes cooperation on economic development
                                                  issues; Director, Dayton Development
                                                  Coalition; formerly, Member, Community
                                                  Advisory Board, National City Bank, Dayton,
                                                  Ohio and Business Advisory Council,
                                                  Cleveland Federal Reserve Bank.


-------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee            1997      Executive Director, Gaylord and Dorothy            161
12/29/47                                          Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                               thereto, Executive Director, Great Lakes
Chicago, IL 60606                                 Protection Fund (from 1990 to 1994).


-------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee            2005      Senior Vice President for Business and             161
1/22/50                                           Finance, Northwestern University (since
333 W. Wacker Drive                               1997); Director (since 2003), Chicago Board
Chicago, IL 60606                                 Options Exchange; Director (since 2003),
                                                  National Mentor Holdings, a privately-held,
                                                  national provider of home and
                                                  community-based services; Chairman (since
                                                  1997), Board of Directors, Rubicon, a pure
                                                  captive insurance company owned by
                                                  Northwestern University; Director (since
                                                  1997), Evanston Chamber of Commerce and
                                                  Evanston Inventure, a business development
                                                  organization.
                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First                                                 Fund Complex
Birthdate            Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed (3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------
Officers of the Funds:


-------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief              1988      Managing Director (since 2002), Assistant          161
9/9/56               Administrative               Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                      formerly, Vice President and Assistant
Chicago, IL 60606                                 General Counsel, of Nuveen Investments, LLC;
                                                  Managing Director (2002-2004), General
                                                  Counsel (1998-2004) and Assistant Secretary,
                                                  formerly, Vice President of Nuveen Advisory
                                                  Corp. and Nuveen Institutional Advisory
                                                  Corp.(4); Managing Director (since 2002) and
                                                  Assistant Secretary and Associate General
                                                  Counsel, formerly, Vice President (since
                                                  1997), of Nuveen Asset Management; Managing
                                                  Director (since 2004) and Assistant
                                                  Secretary (since 1994) of Nuveen
                                                  Investments, Inc.; Assistant Secretary of
                                                  NWQ Investment Management Company, LLC.
                                                  (since 2002); Vice President and Assistant
                                                  Secretary of Nuveen Investments Advisers
                                                  Inc. (since 2002); Managing Director,
                                                  Associate General Counsel and Assistant
                                                  Secretary of Rittenhouse Asset Management,
                                                  Inc. (since 2003); Chartered Financial
                                                  Analyst.


-------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President     2004      Managing Director (since 2005), formerly           161
9/22/63                                           Vice President (since 2002); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 2000) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Chartered Financial
                                                  Analyst.


-------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President     2000      Vice President (since 2002), formerly,             161
2/3/66               and Assistant                Assistant Vice President (since 2000) of
333 W. Wacker Drive  Secretary                    Nuveen Investments, LLC.
Chicago, IL 60606

----
62

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                 Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate             Held with       Elected or   Including other Directorships                  Overseen by
and Address           the Funds      Appointed (3) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President     1999      Vice President of Nuveen Investments, LLC          161
11/28/67              and Treasurer                (since 1999); Vice President and Treasurer
333 W. Wacker Drive                                (since 1999) of Nuveen Investments, Inc.;
Chicago, IL 60606                                  Vice President and Treasurer (1999-2004) of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp.(4); Vice
                                                   President and Treasurer of Nuveen Asset
                                                   Management (since 2002) and of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Assistant Treasurer of NWQ Investment
                                                   Management Company, LLC. (since 2002); Vice
                                                   President and Treasurer of Nuveen
                                                   Rittenhouse Asset Management, Inc. (since
                                                   2003); Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
John N. Desmond       Vice President     2005      Vice President, Director of Investment             161
8/24/61                                            Operations, Nuveen Investments, LLC (since
333 W. Wacker Drive                                January 2005); formerly, Director, Business
Chicago, IL 60606                                  Manager, Deutsche Asset Management
                                                   (2003-2004), Director, Business Development
                                                   and Transformation, Deutsche Trust Bank
                                                   Japan (2002-2003); previously, Senior Vice
                                                   President, Head of Investment Operations and
                                                   Systems, Scudder Investments Japan,
                                                   (2000-2002), Senior Vice President, Head of
                                                   Plan Administration and Participant
                                                   Services, Scudder Investments (1995-2002).


--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     1998      Vice President (since 2002), Assistant             161
9/24/64               and Secretary                Secretary and Assistant General Counsel
333 W. Wacker Drive                                (since 1998) formerly, Assistant Vice
Chicago, IL 60606                                  President (since 1998) of Nuveen
                                                   Investments, LLC; Vice President (2002-2004)
                                                   and Assistant Secretary (1998-2004)
                                                   formerly, Assistant Vice President of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); Vice President and
                                                   Assistant Secretary (since 2005) of Nuveen
                                                   Asset Management.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998      Managing Director (since 2004), formerly,          161
10/24/45                                           Vice President of Nuveen Investments, LLC,
333 W. Wacker Drive                                Managing Director (2004) formerly, Vice
Chicago, IL 60606                                  President (1998-2004) of Nuveen Advisory
                                                   Corp. and Nuveen Institutional Advisory
                                                   Corp.(4); Managing Director (since 2005) of
                                                   Nuveen Asset Management.


--------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995      Managing Director (since 2002), formerly,          161
3/2/64                                             Vice President of Nuveen Investments;
333 W. Wacker Drive                                Managing Director (1997-2004) of Nuveen
Chicago, IL 60606                                  Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); Managing Director of
                                                   Nuveen Asset Management (since 2001); Vice
                                                   President of Nuveen Investments Advisers
                                                   Inc. (since 2002); Chartered Financial
                                                   Analyst.


--------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998      Vice President (since 1993) and Funds              161
5/31/54               and Controller               Controller (since 1998) of Nuveen
333 W. Wacker Drive                                Investments, LLC; formerly, Vice President
Chicago, IL 60606                                  and Funds Controller (1998-2004) of Nuveen
                                                   Investments, Inc.; Certified Public
                                                   Accountant.


--------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President     2004      Vice President and Deputy Director of              161
4/13/56               and Chief                    Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                   Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                      Advisers Inc., Nuveen Asset Management and
                                                   Rittenhouse Asset Management, Inc.;
                                                   previously, Vice President and Deputy
                                                   Director of Compliance (2004) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); formerly, Senior Attorney
                                                   (1994-2004), The Northern Trust Company.


--------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000      Vice President (since 2000) of Nuveen              161
3/22/63                                            Investments, LLC; Certified Public
333 W. Wacker Drive                                Accountant.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002      Vice President of Nuveen Investments, LLC          161
8/27/61                                            (since 1999).
333 W. Wacker Drive
Chicago, IL 60606

----
63

================================================================================

                                                                                                 Number of
                                                                                               Portfolios in
Name,               Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate           Held with       Elected or   Including other Directorships                  Overseen by
and Address         the Funds      Appointed (3) During Past 5 Years                              Trustee
------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988      Vice President, Assistant Secretary and            161
7/27/51             and Assistant                Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                    Investments, LLC; formerly, Vice President
Chicago, IL 60606                                and Assistant Secretary of Nuveen Advisory
                                                 Corp. and Nuveen Institutional Advisory
                                                 Corp.(4); Vice President (since 2005) and
                                                 Assistant Secretary of Nuveen Investments,
                                                 Inc.; Vice President (since 2005) and
                                                 Assistant Secretary (since 1997) of Nuveen
                                                 Asset Management; Vice President (since
                                                 2000), Assistant Secretary and Assistant
                                                 General Counsel (since 1998) of Rittenhouse
                                                 Asset Management, Inc.; Vice President and
                                                 Assistant Secretary of Nuveen Investments
                                                 Advisers Inc. (since 2002); Assistant
                                                 Secretary of NWQ Investment Management
                                                 Company, LLC (since 2002).




(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
64

--------------------------------------------------------------------------------
  Fund Information
================================================================================


Fund Manager            Legal Counsel                     Transfer Agent and
Nuveen Asset Management Chapman and Cutler LLP            Shareholder Services
333 West Wacker Drive   Chicago, IL                       Boston Financial
Chicago, IL 60606                                         Data Services, Inc.
                        Independent Registered            Nuveen Investor Services
                        Public Accounting Firm            P.O. Box 8530
                        PricewaterhouseCoopers LLP        Boston, MA 02266-8530
                        Chicago, IL                       (800) 257-8787

                        Custodian
                        State Street Bank & Trust Company
                        Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
65

                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $136 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds NWQ, specializing in global value equities; Rittenhouse, focused on "blue-chip" growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

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[LOGO] Nuveen Investments

MAN-MS3-0206D

                        NUVEEN INVESTMENTS MUTUAL FUNDS

                        Annual Report  Dependable, tax-free income
              dated February 28, 2006  because it's not what you earn, it's what you keep.(R)

                                    [GRAPHIC]



                           Nuveen Investments
                           Municipal Bond Funds

                           Nuveen California Municipal Bond Fund
                           Nuveen California Insured Municipal Bond Fund

[LOGO] Nuveen Investments

                                    [GRAPHIC]



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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments and Fund Spotlight sections of this report.

This letter is dated the same day that most income tax forms are due. I can think of no better way to remind you of some of the advantages and benefits that can come from a tax-free investment like your Fund.

In addition to lowering your tax bill, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification - a potential way to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. Your financial advisor can explain these advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the internet. Sign up is quick and easy
- just follow the step-by-step instructions.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.


Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 17, 2006



 "This letter is dated the same day that most income tax forms are due. I can think of no better way to
remind you of some of the advantages and benefits that can come from a tax-free investment like your Fund."


                             Annual Report  Page 1

  Portfolio Manager's Comments

  Portfolio manager Scott Romans examines key investment strategies and the performance of the Nuveen California Municipal Bond Fund and the Nuveen California Insured Municipal Bond Fund. Scott, who has 6 years of investment experience, has managed the Nuveen California Municipal Bond Fund since 2003 and the Nuveen California Insured Municipal Bond Fund since 2005.

--------------------------------------------------------------------------------

What factors had the greatest influence on the U.S. economy and the national and California municipal markets during the 12-month period ended February 28, 2006?

The U.S. economy continued to expand steadily through the year, with U.S. gross domestic product growing at annualized rates of 3.3 percent during the second quarter of 2005, 4.1 percent during the year's third quarter, and 1.7 percent in the fourth. For all of 2005, the nation's economy expanded at a 3.5 percent pace.

This performance was better than many analysts expected. However, it also caused concern among some fixed-income investors, who worried that continued growth might lead to higher inflation, higher interest rates and falling bond prices. In fact, inflation, led by sharply higher energy prices, did generally rise throughout the period, encouraging the Federal Reserve Board to maintain its program of short-term interest rate increases. At each of its eight meetings during this 12-month period, the Fed raised rates by a quarter-percentage-point. As of February 28, 2006, the federal funds rate stood at 4.50 percent, up from 2.50 percent a year earlier. (On March 22, 2006, the Federal Reserve raised the fed funds rate to 4.75 percent.)

As expected, shorter-term municipal bond yields rose roughly in line with the fed funds rate hikes, and prices fell accordingly (yields and prices move in opposite directions). Longer-term municipal bonds, however, proved to be surprisingly resilient. Many of their yields actually fell modestly over the period, as many investors apparently concluded that inflation was likely to remain manageable for the foreseeable future. This situation led to a flattening of the yield curve - a narrowing of the gap between short- and long-term municipal yields.

Issuance of new municipal bonds nationally during 2005 reached a record $408 billion, a 14 percent increase over 2004 levels. Part of this was driven by significant refinancing activity, as states and municipalities sought to take advantage of the still historically attractive interest-rate environment. However, issuance moderated as the period progressed and rates rose, with new supply in the first two months of 2006 falling 25 percent on a year-over-year basis. The situation was similar in California. New municipal supply of $58 billion in 2005 was 5 percent greater than in 2004, although issuance in the first two months of 2006 fell 27 percent compared to the prior year.

Paralleling national trends, the California economy grew steadily during the 12-month period. It was led by the state's substantial technology sector, while soaring home values continued to be a significantly positive economic force. With the state's improving fortunes came a growing revenue base, and this led two major rating agencies, Moody's and Fitch, to upgrade California's credit rating to A2 and A, respectively, while Standard & Poor's maintained its rating of A. The state's unemployment rate was 5.0 percent for February 2006, slightly worse than the 4.8 percent national average but a 0.6 percent improvement over the prior year.

How did the Funds perform during the past 12 months?

The nearby chart provides total return performance for the two Funds for the one-, five-, and ten-year periods ended February 28, 2006. Each Fund's total return performance is compared with the national Lehman Brothers Municipal Bond Index, as well as with its corresponding Lipper peer fund

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
 Total Returns as of 2/28/06
--------------------------------------------------------------------------------

                                                    Average Annual
                                                 ---------------------
                                                 1-Year 5-Year 10-Year
                                                 ---------------------
         Nuveen California Municipal Bond Fund
          A Shares at NAV                         4.28%  4.97%   5.06%
          A Shares at Offer                      -0.12%  4.06%   4.62%
         Lipper California Municipal Debt Funds
           Category Average/1/                    4.04%  4.83%   5.18%
         Lehman Brothers Municipal Bond Index/2/  3.87%  5.51%   5.80%
         -------------------------------------------------------------

         Nuveen California Insured Municipal
           Bond Fund
          A Shares at NAV                         4.19%  4.89%   5.08%
          A Shares at Offer                      -0.20%  3.99%   4.63%
         Lipper California Insured Municipal
           Debt Funds Category Average/1/         3.42%  4.65%   4.97%
         Lehman Brothers Municipal Bond Index/2/  3.87%  5.51%   5.80%
         -------------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

category average. Although we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national average is imperfect since most of the national index's results come from out-of-state bonds. Most out-of-state bonds do not benefit from the state tax exemption afforded to California bonds for California taxpayers.

--------------------------------------------------------------------------------

1The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper California Municipal Debt Funds Category contained 122, 117 and 68 funds for the one-year, five-year and ten-year periods ended February 28, 2006, and the Lipper California Insured Municipal Debt Funds Category had 19, 19 and 17 funds, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.


The Nuveen California Municipal Bond Fund's Class A shares at net asset value outperformed the Fund's peer group average as well as the national Lehman Brothers Municipal Bond Index during the period. The Fund was especially helped by its lower-rated holdings, which continued to benefit from their relatively strong performance. In fact, nearly all of the uninsured Fund's top-performing securities of the 12-month period had credit ratings of BBB or lower.

The Fund's duration positioning also had a favorable impact on performance. Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations. In this case, the portfolio's relative performance benefited from its bonds with longer maturities and call dates, which did well comparatively as many long-term yields fell while shorter-term yields rose. By contrast, the Fund's holdings in short-maturity and short-call bonds produced a relative drag on overall performance as short-term yields rose and prices declined.

Similarly, the Nuveen California Insured Municipal Bond Fund's Class A shares at net asset value outperformed both its Lipper peers and the national Lehman Brothers index. With the vast majority of the Fund's assets invested in AAA-rated bonds - the highest possible rating - credit quality played a minimal role in this outperformance. Duration positioning had the more significant impact. The portfolio's longer-dated investments performed particularly well, especially some of the zero-coupon bonds with long maturity dates. Because zero-coupon bonds are highly sensitive to changes in interest rates, they did comparatively well over this period as longer-term rates rose less than shorter-term rates. As with the uninsured Fund, our holdings in shorter-duration bonds tended to lag their longer-duration counterparts.


                             Annual Report  Page 3

What strategies were used to manage the Funds?

One of our major challenges during this period was to reposition the fund for strong risk-adjusted performance while maintaining the portfolios' income streams as much as possible - a goal made more difficult by today's relatively low interest rates. To do this, we sold some bonds that were nearing maturity or anticipated calls, and bought securities with longer maturity dates and increased call protection.

New purchases for both portfolios emphasized premium bonds occupying the long-intermediate part of the yield curve, which we thought offered our shareholders the best available values. Premium bonds are priced above their par value because their coupons are higher than the prevailing interest rates at the time they're purchased. We tended to invest in somewhat longer maturities in the insured Fund because we believed it was comparatively underrepresented in the 25- to 30-year portion of the yield curve. Many of the proceeds for these purchases were generated by bond calls and the sale of advance refunded bonds. Approximately 10 percent of the insured portfolio was called during the 12-month period, and about 6 percent of the uninsured Fund. The insured Fund also had its significant position in State of California general obligation debt advance refunded.

As mentioned earlier, the uninsured Fund's return was helped by the performance of its lower-rated bonds. However, we found few new attractive investment opportunities in this part of the market during the period. We did, however, add a few new lower-rated positions to the uninsured portfolio to help overall diversification.

Dividend Information

During the reporting period, both of the Funds saw declines in their dividends. This reduction was the result of relatively higher-yielding bonds in the portfolios being called or retired, requiring us to reinvest the proceeds in securities offering lower prevailing interest rates.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 28, 2006, both Funds had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes.


                             Annual Report  Page 4

     Nuveen California Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                 Nuveen               Nuveen
         California Municipal  California Municipal    Lehman Brothers
           Bond Fund (Offer)      Bond Fund (NAV)     Municipal Bond Index
         --------------------  --------------------   --------------------
 2/1996        $ 9,580.00              $10,000.00           $10,000.00
 3/1996          9,420.59                9,833.60             9,872.00
 4/1996          9,396.94                9,808.92             9,844.36
 5/1996          9,409.72                9,822.26             9,840.42
 6/1996          9,533.55                9,951.52             9,947.68
 7/1996          9,630.03               10,052.23            10,038.21
 8/1996          9,616.17               10,037.75            10,036.20
 9/1996          9,797.24               10,226.76            10,176.70
10/1996          9,885.81               10,319.21            10,291.70
11/1996         10,062.17               10,503.31            10,480.04
12/1996         10,048.08               10,488.60            10,436.02
 1/1997         10,014.92               10,453.99            10,455.85
 2/1997         10,086.63               10,528.84            10,552.05
 3/1997          9,967.91               10,404.92            10,411.70
 4/1997         10,078.46               10,520.31            10,499.16
 5/1997         10,218.34               10,666.33            10,656.65
 6/1997         10,320.12               10,772.57            10,770.67
 7/1997         10,577.71               11,041.45            11,069.02
 8/1997         10,505.15               10,965.71            10,964.97
 9/1997         10,608.31               11,073.39            11,095.46
10/1997         10,672.70               11,140.60            11,166.47
11/1997         10,755.63               11,227.17            11,232.35
12/1997         10,890.29               11,367.73            11,396.34
 1/1998         10,975.67               11,456.85            11,513.72
 2/1998         10,981.26               11,462.70            11,517.18
 3/1998         11,016.95               11,499.95            11,527.54
 4/1998         10,970.90               11,451.88            11,475.67
 5/1998         11,117.47               11,604.88            11,656.99
 6/1998         11,172.95               11,662.79            11,702.45
 7/1998         11,208.26               11,699.64            11,731.70
 8/1998         11,336.14               11,833.13            11,913.55
 9/1998         11,433.41               11,934.66            12,062.47
10/1998         11,438.09               11,939.56            12,062.47
11/1998         11,482.36               11,985.76            12,104.68
12/1998         11,497.52               12,001.58            12,134.95
 1/1999         11,576.50               12,084.03            12,279.35
 2/1999         11,560.76               12,067.60            12,225.32
 3/1999         11,587.35               12,095.35            12,242.44
 4/1999         11,614.00               12,123.17            12,273.04
 5/1999         11,576.72               12,084.26            12,201.86
 6/1999         11,431.66               11,932.84            12,026.15
 7/1999         11,447.90               11,949.79            12,069.45
 8/1999         11,312.35               11,808.30            11,972.89
 9/1999         11,307.04               11,802.75            11,977.68
10/1999         11,170.90               11,660.65            11,848.32
11/1999         11,214.02               11,705.66            11,973.91
12/1999         11,131.60               11,619.62            11,884.11
 1/2000         11,037.87               11,521.78            11,833.01
 2/2000         11,200.46               11,691.50            11,970.27
 3/2000         11,475.76               11,978.88            12,232.42
 4/2000         11,415.06               11,915.51            12,160.25
 5/2000         11,320.65               11,816.97            12,097.02
 6/2000         11,634.35               12,144.41            12,417.59
 7/2000         11,823.99               12,342.37            12,590.19
 8/2000         11,957.25               12,481.47            12,784.08
 9/2000         11,884.19               12,405.21            12,717.60
10/2000         11,868.50               12,388.83            12,856.22
11/2000         11,922.38               12,445.08            12,953.93
12/2000         12,186.70               12,720.98            13,273.89
 1/2001         12,217.66               12,753.29            13,405.31
 2/2001         12,319.43               12,859.53            13,448.20
 3/2001         12,173.44               12,707.14            13,569.24
 4/2001         12,003.02               12,529.24            13,422.69
 5/2001         12,104.32               12,634.99            13,567.65
 6/2001         12,194.26               12,728.87            13,658.56
 7/2001         12,392.78               12,936.09            13,860.70
 8/2001         12,686.74               13,242.94            14,089.40
 9/2001         12,666.06               13,221.35            14,041.50
10/2001         12,730.53               13,288.65            14,208.59
11/2001         12,666.49               13,221.81            14,089.24
12/2001         12,547.05               13,097.13            13,955.39
 1/2002         12,674.40               13,230.06            14,196.82
 2/2002         12,789.99               13,350.72            14,368.60
 3/2002         12,606.58               13,159.27            14,086.98
 4/2002         12,785.72               13,346.26            14,362.38
 5/2002         12,864.99               13,429.01            14,449.70
 6/2002         12,982.58               13,551.75            14,602.44
 7/2002         13,087.87               13,661.66            14,790.22
 8/2002         13,219.01               13,798.55            14,968.00
 9/2002         13,491.58               14,083.07            15,295.95
10/2002         13,187.08               13,765.22            15,042.35
11/2002         13,181.14               13,759.02            14,979.92
12/2002         13,405.49               13,993.20            15,295.85
 1/2003         13,318.22               13,902.11            15,257.15
 2/2003         13,515.59               14,108.14            15,470.44
 3/2003         13,503.83               14,095.86            15,479.72
 4/2003         13,623.61               14,220.89            15,582.20
 5/2003         13,968.97               14,581.39            15,946.98
 6/2003         13,837.52               14,444.18            15,879.05
 7/2003         13,305.61               13,888.95            15,323.28
 8/2003         13,427.49               14,016.17            15,437.74
 9/2003         13,832.06               14,438.48            15,891.46
10/2003         13,806.47               14,411.76            15,811.53
11/2003         14,009.29               14,623.47            15,976.44
12/2003         14,117.30               14,736.22            16,108.72
 1/2004         14,198.47               14,820.95            16,201.03
 2/2004         14,471.94               15,106.41            16,445.01
 3/2004         14,416.94               15,049.00            16,387.46
 4/2004         14,029.13               14,644.18            15,999.07
 5/2004         14,001.07               14,614.89            15,941.48
 6/2004         14,069.67               14,686.51            15,998.87
 7/2004         14,265.24               14,890.65            16,210.05
 8/2004         14,559.11               15,197.40            16,534.25
 9/2004         14,685.77               15,329.61            16,621.88
10/2004         14,826.75               15,476.78            16,764.83
11/2004         14,700.73               15,345.23            16,627.36
12/2004         14,928.59               15,583.08            16,830.21
 1/2005         15,113.70               15,776.31            16,986.74
 2/2005         15,056.27               15,716.36            16,930.68
 3/2005         14,925.28               15,579.62            16,824.02
 4/2005         15,213.34               15,880.31            17,089.84
 5/2005         15,342.65               16,015.29            17,211.17
 6/2005         15,430.11               16,106.58            17,317.88
 7/2005         15,342.15               16,014.77            17,239.95
 8/2005         15,529.33               16,210.15            17,414.08
 9/2005         15,422.18               16,098.30            17,297.40
10/2005         15,329.64               16,001.71            17,191.89
11/2005         15,415.49               16,091.32            17,274.41
12/2005         15,560.39               16,242.58            17,422.97
 1/2006         15,586.85               16,270.19            17,470.01
 2/2006         15,700.63               16,388.97            17,587.06



================================================================================

     Nuveen California Insured Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

            Nuveen California   Nuveen California
            Insured Municipal    Insured Municipal     Lehman Brothers
            Bond Fund (Offer)     Bond Fund (NAV)    Municipal Bond Index
            -----------------   ------------------   --------------------
 2/1996          $ 9,580.00           $10,000.00           $10,000.00
 3/1996            9,396.54             9,808.50             9,872.00
 4/1996            9,373.33             9,784.27             9,844.36
 5/1996            9,376.99             9,788.09             9,840.42
 6/1996            9,488.76             9,904.76             9,947.68
 7/1996            9,582.70            10,002.82            10,038.21
 8/1996            9,586.34            10,006.62            10,036.20
 9/1996            9,735.99            10,162.82            10,176.70
10/1996            9,849.60            10,281.42            10,291.70
11/1996           10,031.82            10,471.63            10,480.04
12/1996           10,008.25            10,447.02            10,436.02
 1/1997            9,928.78            10,364.07            10,455.85
 2/1997           10,017.45            10,456.62            10,552.05
 3/1997            9,862.98            10,295.38            10,411.70
 4/1997            9,952.24            10,388.56            10,499.16
 5/1997           10,126.90            10,570.88            10,656.65
 6/1997           10,226.45            10,674.79            10,770.67
 7/1997           10,507.47            10,968.13            11,069.02
 8/1997           10,378.44            10,833.44            10,964.97
 9/1997           10,488.76            10,948.60            11,095.46
10/1997           10,551.48            11,014.07            11,166.47
11/1997           10,626.93            11,092.82            11,232.35
12/1997           10,797.06            11,270.42            11,396.34
 1/1998           10,909.35            11,387.63            11,513.72
 2/1998           10,884.92            11,362.12            11,517.18
 3/1998           10,899.72            11,377.58            11,527.54
 4/1998           10,824.51            11,299.07            11,475.67
 5/1998           11,007.01            11,489.57            11,656.99
 6/1998           11,050.82            11,535.30            11,702.45
 7/1998           11,084.75            11,570.72            11,731.70
 8/1998           11,219.20            11,711.07            11,913.55
 9/1998           11,354.06            11,851.84            12,062.47
10/1998           11,358.26            11,856.22            12,062.47
11/1998           11,380.52            11,879.46            12,104.68
12/1998           11,384.62            11,883.74            12,134.95
 1/1999           11,479.91            11,983.20            12,279.35
 2/1999           11,462.57            11,965.11            12,225.32
 3/1999           11,465.67            11,968.34            12,242.44
 4/1999           11,479.20            11,982.46            12,273.04
 5/1999           11,409.63            11,909.85            12,201.86
 6/1999           11,235.18            11,727.75            12,026.15
 7/1999           11,248.89            11,742.05            12,069.45
 8/1999           11,116.26            11,603.62            11,972.89
 9/1999           11,088.81            11,574.95            11,977.68
10/1999           10,944.32            11,424.13            11,848.32
11/1999           11,012.61            11,495.42            11,973.91
12/1999           10,941.91            11,421.62            11,884.11
 1/2000           10,903.18            11,381.19            11,833.01
 2/2000           11,059.31            11,544.16            11,970.27
 3/2000           11,313.78            11,809.80            12,232.42
 4/2000           11,231.53            11,723.94            12,160.25
 5/2000           11,159.65            11,648.91            12,097.02
 6/2000           11,461.41            11,963.89            12,417.59
 7/2000           11,642.96            12,153.40            12,590.19
 8/2000           11,847.52            12,366.94            12,784.08
 9/2000           11,774.54            12,290.75            12,717.60
10/2000           11,880.16            12,401.00            12,856.22
11/2000           11,963.80            12,488.31            12,953.93
12/2000           12,352.38            12,893.93            13,273.89
 1/2001           12,357.32            12,899.08            13,405.31
 2/2001           12,384.01            12,926.95            13,448.20
 3/2001           12,490.76            13,038.38            13,569.24
 4/2001           12,231.21            12,767.44            13,422.69
 5/2001           12,361.71            12,903.67            13,567.65
 6/2001           12,423.52            12,968.19            13,658.56
 7/2001           12,659.57            13,214.58            13,860.70
 8/2001           12,954.92            13,522.88            14,089.40
 9/2001           12,912.29            13,478.39            14,041.50
10/2001           13,057.04            13,629.48            14,208.59
11/2001           12,963.29            13,531.62            14,089.24
12/2001           12,823.29            13,385.48            13,955.39
 1/2002           12,968.58            13,537.14            14,196.82
 2/2002           13,114.47            13,689.43            14,368.60
 3/2002           12,792.51            13,353.35            14,086.98
 4/2002           13,023.93            13,594.92            14,362.38
 5/2002           13,097.77            13,672.00            14,449.70
 6/2002           13,257.04            13,838.25            14,602.44
 7/2002           13,392.40            13,979.54            14,790.22
 8/2002           13,613.77            14,210.62            14,968.00
 9/2002           13,996.05            14,609.65            15,295.95
10/2002           13,639.71            14,237.69            15,042.35
11/2002           13,605.75            14,202.24            14,979.92
12/2002           13,895.01            14,504.18            15,295.85
 1/2003           13,783.15            14,387.42            15,257.15
 2/2003           13,997.48            14,611.15            15,470.44
 3/2003           14,022.81            14,637.59            15,479.72
 4/2003           14,162.34            14,783.24            15,582.20
 5/2003           14,468.39            15,102.70            15,946.98
 6/2003           14,340.49            14,969.19            15,879.05
 7/2003           13,814.05            14,419.68            15,323.28
 8/2003           13,917.24            14,527.39            15,437.74
 9/2003           14,279.37            14,905.39            15,891.46
10/2003           14,240.53            14,864.85            15,811.53
11/2003           14,433.63            15,066.42            15,976.44
12/2003           14,512.15            15,148.38            16,108.72
 1/2004           14,551.48            15,189.43            16,201.03
 2/2004           14,815.29            15,464.82            16,445.01
 3/2004           14,775.29            15,423.06            16,387.46
 4/2004           14,363.06            14,992.76            15,999.07
 5/2004           14,322.84            14,950.78            15,941.48
 6/2004           14,390.16            15,021.05            15,998.87
 7/2004           14,578.67            15,217.82            16,210.05
 8/2004           14,779.86            15,427.83            16,534.25
 9/2004           14,859.67            15,511.14            16,621.88
10/2004           15,008.27            15,666.25            16,764.83
11/2004           14,852.18            15,503.32            16,627.36
12/2004           15,070.51            15,731.22            16,830.21
 1/2005           15,179.02            15,844.48            16,986.74
 2/2005           15,095.53            15,757.34            16,930.68
 3/2005           14,983.82            15,640.74            16,824.02
 4/2005           15,301.48            15,972.32            17,089.84
 5/2005           15,411.65            16,087.32            17,211.17
 6/2005           15,494.87            16,174.19            17,317.88
 7/2005           15,395.71            16,070.68            17,239.95
 8/2005           15,560.44            16,242.63            17,414.08
 9/2005           15,442.18            16,119.19            17,297.40
10/2005           15,338.72            16,011.19            17,191.89
11/2005           15,400.07            16,075.23            17,274.41
12/2005           15,552.54            16,234.38            17,422.97
 1/2006           15,575.86            16,258.73            17,470.01
 2/2006           15,730.07            16,419.69            17,587.06



The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 5

  Fund Spotlight as of 2/28/06             Nuveen California Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.43   $10.42   $10.41   $10.43
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0355  $0.0290  $0.0310  $0.0375
         --------------------------------------------------------------
         Inception Date             09/07/94 03/07/97 09/19/94 07/01/86
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 2/28/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           4.28% -0.12%
                 ---------------------------------------------
                 5-Year                           4.97%  4.06%
                 ---------------------------------------------
                 10-Year                          5.06%  4.62%
                 ---------------------------------------------

                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           3.51% -0.48%
                 ---------------------------------------------
                 5-Year                           4.19%  4.02%
                 ---------------------------------------------
                 10-Year                          4.45%  4.45%
                 ---------------------------------------------

                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           3.75%
                 ---------------------------------------------
                 5-Year                           4.39%
                 ---------------------------------------------
                 10-Year                          4.47%
                 ---------------------------------------------

                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           4.52%
                 ---------------------------------------------
                 5-Year                           5.19%
                 ---------------------------------------------
                 10-Year                          5.28%
                 ---------------------------------------------
                 Tax-Free Yields

                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                4.08%  3.91%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              3.43%  3.28%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    5.24%  5.01%
                 ---------------------------------------------

                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.34%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.68%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.09%
                 ---------------------------------------------

                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.57%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.88%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.40%
                 ---------------------------------------------

                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.31%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.62%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      5.53%
                 ---------------------------------------------

                            Average Annual Total Returns as of 3/31/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            4.44%        0.08%
                            ------------------------------------------
                            5-Year            5.07%        4.17%
                            ------------------------------------------
                            10-Year           5.16%        4.72%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            3.67%       -0.33%
                            ------------------------------------------
                            5-Year            4.29%        4.12%
                            ------------------------------------------
                            10-Year           4.55%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            3.91%
                            ------------------------------------------
                            5-Year            4.48%
                            ------------------------------------------
                            10-Year           4.57%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            4.58%
                            ------------------------------------------
                            5-Year            5.27%
                            ------------------------------------------
                            10-Year           5.37%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $271,650
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    15.91
           ---------------------------------------------------------
           Average Duration                                     5.36
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2006.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
4The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.5%.

                             Annual Report  Page 6

  Fund Spotlight as of 2/28/06             Nuveen California Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

            [CHART]

AAA/U.S. Guaranteed         57.1%
AA                           7.2%
A                           14.8%
BBB                         10.5%
BB or Lower                  2.7%
N/R                          7.7%
Industries/1/

                          Tax Obligation/General 18.0%
                          ----------------------------
                          Tax Obligation/Limited 17.3%
                          ----------------------------
                          Utilities              14.0%
                          ----------------------------
                          U.S. Guaranteed        12.7%
                          ----------------------------
                          Transportation         10.2%
                          ----------------------------
                          Water and Sewer         9.3%
                          ----------------------------
                          Housing/Multifamily     4.1%
                          ----------------------------
                          Other                  14.4%
                          ----------------------------

1As a percentage of total holdings as of February 28, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (9/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (2/28/06)    $1,011.00 $1,007.20 $1,008.40 $1,012.20 $1,020.58 $1,016.91 $1,017.90 $1,021.57
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.24 $    7.91 $    6.92 $    3.24 $    4.26 $    7.95 $    6.95 $    3.26
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .85%, 1.59%, 1.39%, and .65% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                             Annual Report  Page 7

  Fund Spotlight as of 2/28/06     Nuveen California Insured Municipal Bond Fund

================================================================================

    Quick Facts
                                        A Shares B Shares C Shares R Shares
    -----------------------------------------------------------------------
    NAV                                   $10.87   $10.89   $10.81   $10.87
    -----------------------------------------------------------------------
    Latest Monthly Dividend/1/           $0.0365  $0.0295  $0.0310  $0.0380
    -----------------------------------------------------------------------
    Latest Capital Gain Distribution/2/  $0.0366  $0.0366  $0.0366  $0.0366
    -----------------------------------------------------------------------
    Inception Date                      09/07/94 03/07/97 09/13/94 07/01/86
    -----------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
..

                 Average Annual Total Returns as of 2/28/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           4.19% -0.20%
                 ---------------------------------------------
                 5-Year                           4.89%  3.99%
                 ---------------------------------------------
                 10-Year                          5.08%  4.63%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           3.48% -0.51%
                 ---------------------------------------------
                 5-Year                           4.11%  3.94%
                 ---------------------------------------------
                 10-Year                          4.45%  4.45%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           3.58%
                 ---------------------------------------------
                 5-Year                           4.32%
                 ---------------------------------------------
                 10-Year                          4.50%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           4.36%
                 ---------------------------------------------
                 5-Year                           5.09%
                 ---------------------------------------------
                 10-Year                          5.29%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.03%  3.86%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.27%  3.13%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    4.99%  4.78%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.25%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.52%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.85%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.44%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.72%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.15%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.20%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.47%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.30%
                 ---------------------------------------------

                            Average Annual Total Returns as of 3/31/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            4.16%       -0.19%
                            ------------------------------------------
                            5-Year            4.55%        3.66%
                            ------------------------------------------
                            10-Year           5.20%        4.75%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            3.45%       -0.54%
                            ------------------------------------------
                            5-Year            3.77%        3.60%
                            ------------------------------------------
                            10-Year           4.60%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            3.55%
                            ------------------------------------------
                            5-Year            3.97%
                            ------------------------------------------
                            10-Year           4.63%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            4.43%
                            ------------------------------------------
                            5-Year            4.76%
                            ------------------------------------------
                            10-Year           5.43%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $254,977
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    17.10
           ---------------------------------------------------------
           Average Duration                                     5.31
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2006.
2Paid December 1, 2005. Capital gains are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.5%.

                             Annual Report  Page 8

  Fund Spotlight as of 2/28/06     Nuveen California Insured Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

Insured                     75.0%
U.S. Guaranteed             22.9%
A (uninsured)                2.1%

The Fund features a portfolio of primarily investment-grade, long-term municipal investments. These investments are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.
Industries/1/

                    U.S. Guaranteed                   22.9%
                    ---------------------------------------
                    Tax Obligation/General            21.3%
                    ---------------------------------------
                    Tax Obligation/Limited            16.1%
                    ---------------------------------------
                    Transportation                     9.7%
                    ---------------------------------------
                    Water and Sewer                    7.0%
                    ---------------------------------------
                    Utilities                          6.7%
                    ---------------------------------------
                    Education and Civic Organizations  5.0%
                    ---------------------------------------
                    Housing/Single Family              5.0%
                    ---------------------------------------
                    Other                              6.3%
                    ---------------------------------------

1As a percentage of total holdings as of February 28, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (9/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (2/28/06)    $1,010.90 $1,007.00 $1,007.90 $1,011.70 $1,020.68 $1,016.96 $1,017.95 $1,021.67
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.14 $    7.86 $    6.87 $    3.14 $    4.16 $    7.90 $    6.90 $    3.16
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .83%, 1.58%, 1.38% and .63% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                             Annual Report  Page 9

Portfolio of Investments
NUVEEN CALIFORNIA MUNICIPAL BOND FUND
February 28, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Consumer Staples - 3.6%
 $     3,500 California County Tobacco Securitization Agency, Tobacco      6/12 at 100.00        Baa3 $     3,634,505
              Settlement Asset-Backed Bonds, Alameda County Tobacco
              Asset Securitization Corporation, Series 2002, 5.750%,
              6/01/29
         655 California County Tobacco Securitization Agency, Tobacco      6/15 at 100.00         BBB         635,972
              Settlement Asset-Backed Bonds, Sonoma County Tobacco
              Securitization Corporation, Series 2005, 4.250%, 6/01/21
       5,000 Golden State Tobacco Securitization Corporation,              6/13 at 100.00         BBB       5,476,350
              California, Tobacco Settlement Asset-Backed Bonds, Series
              2003A-1, 6.250%, 6/01/33
---------------------------------------------------------------------------------------------------------------------
       9,155 Total Consumer Staples                                                                         9,746,827
---------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 3.0%
       2,960 California Educational Facilities Authority, Revenue Bonds,   1/15 at 100.00        BBB-       2,979,773
              Woodbury University, Series 2006, 5.000%, 1/01/36
       2,500 California State Public Works Board, Lease Revenue Bonds,     4/15 at 100.00         AAA       2,635,250
              University of California, Institute Projects, Series
              2005C, 5.000%, 4/01/30 - AMBAC Insured
       1,500 California Statewide Community Development Authority,        12/06 at 105.00         N/R       1,597,755
              Certificates of Participation, San Diego Space and Science
              Foundation, Series 1996, 7.500%, 12/01/26
       1,000 University of California, Certificates of Participation,      1/10 at 101.00         Aa2       1,049,540
              San Diego and Sacramento Campus Projects, Series 2002A,
              5.250%, 1/01/22
---------------------------------------------------------------------------------------------------------------------
       7,960 Total Education and Civic Organizations                                                        8,262,318
---------------------------------------------------------------------------------------------------------------------
             Health Care - 3.2%
       3,080 California Health Facilities Financing Authority, Hospital    5/06 at 100.00          BB       3,080,647
              Revenue Bonds, Downey Community Hospital, Series 1993,
              5.750%, 5/15/15
         960 California Health Facilities Financing Authority, Insured     4/06 at 101.00           A         982,272
              Loan Program Small Facilities Revenue Bonds, Series 1994B,
              7.500%, 4/01/22
         980 California Health Facilities Financing Authority, Revenue    11/15 at 100.00          A3       1,002,266
              Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%,
              11/15/34
             California Statewide Community Development Authority,
             Revenue Bonds, Daughters of Charity Health System, Series
             2005A:
         260  5.250%, 7/01/24                                              7/15 at 100.00        BBB+         273,203
         550  5.250%, 7/01/35                                              7/15 at 100.00        BBB+         571,148
       1,735 Central California Joint Powers Health Finance Authority,     8/06 at 100.00        Baa2       1,735,191
              Certificates of Participation, Community Hospitals of
              Central California, Series 1993, 5.000%, 2/01/23
       1,000 Central California Joint Powers Health Finance Authority,     2/11 at 101.00        Baa2       1,050,210
              Certificates of Participation, Community Hospitals of
              Central California, Series 2001, 5.625%, 2/01/21
---------------------------------------------------------------------------------------------------------------------
       8,565 Total Health Care                                                                              8,694,937
---------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 4.1%
       1,950 ABAG Finance Authority for Non-Profit Corporations,           8/30 at 100.00         BBB       2,039,954
              California, Multifamily Housing Revenue Refunding Bonds,
              United Dominion/2000 Post Apartments, Series 2000B,
              6.250%, 8/15/30 (Mandatory put 8/15/08)
       2,500 Daly City Housing Development Finance Agency, California,    12/13 at 102.00          A-       2,746,375
              Mobile Home Park Revenue Bonds, Franciscan Mobile Home
              Park Project, Series 2002A, 5.800%, 12/15/25
       2,000 Riverside County, California, Mobile Home Park Revenue        3/09 at 102.00         N/R       2,086,340
              Bonds, Bravo Mobile Home Park Project, Series 1999A,
              5.900%, 3/20/29
       2,080 Salinas, California, GNMA Collateralized Housing Facility     7/06 at 100.00         AAA       2,095,205
              Revenue Refunding Bonds, Villa Serra Project, Series
              1994A, 6.500%, 7/20/17
       2,000 San Dimas Housing Authority, California, Mobile Home Park     7/08 at 102.00         N/R       2,094,580
              Revenue Bonds, Charter Oak Mobile Home Estates Acquisition
              Project, Series 1998A, 5.700%, 7/01/28
---------------------------------------------------------------------------------------------------------------------
      10,530 Total Housing/Multifamily                                                                     11,062,454
---------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 0.0%
         110 California Rural Home Mortgage Finance Authority,               No Opt. Call         AAA         111,078
              Mortgage-Backed Securities Program Single Family Mortgage
              Revenue Bonds, Series 1997A, 7.000%, 9/01/29 (Alternative
              Minimum Tax)
---------------------------------------------------------------------------------------------------------------------

----
10

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Industrials - 0.7%

 $     1,000 California Municipal Finance Authority, Solid Waste           9/14 at 100.00         BBB $       997,310
              Disposal Revenue Bonds, Waste Management Inc., Series
              2004, 4.100%, 9/01/14 (Mandatory put 9/01/09) (Alternative
              Minimum Tax)

         750 California Pollution Control Financing Authority, Solid       6/23 at 100.00        BBB+         797,700
              Waste Disposal Revenue Bonds, Republic Services Inc.,
              Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17)
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
       1,750 Total Industrials                                                                              1,795,010
---------------------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.9%

             ABAG Finance Authority for Non-Profit Corporations,
             California, Cal-Mortgage Revenue Bonds, Elder Care Alliance
             of Union City, Series 2004:
       1,850  5.400%, 8/15/24                                              8/14 at 100.00           A       1,958,484
       2,130  5.600%, 8/15/34                                              8/14 at 100.00           A       2,262,699

       4,250 ABAG Finance Authority for Non-Profit Corporations,          10/07 at 102.00         BB+       4,284,298
              California, Certificates of Participation, American
              Baptist Homes of the West, Series 1997A, 5.850%, 10/01/27

       2,000 Chico Redevelopment Agency, California, Insured               8/06 at 100.00           A       2,005,120
              Certificates of Participation, Walker Senior Housing
              Corporation VII - Sierra Sunrise Lodge, Series 1991A,
              6.750%, 2/01/21
---------------------------------------------------------------------------------------------------------------------
      10,230 Total Long-Term Care                                                                          10,510,601
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 17.8%

       3,335 California, General Obligation Bonds, Derivative Tax Exempt     No Opt. Call         AAA       5,005,702
              Receipts, Series 245, 11.120%, 2/01/15 (IF)

             California, General Obligation Bonds, Series 2004:
       2,500  5.000%, 2/01/20                                              2/14 at 100.00           A       2,646,525
       1,000  5.000%, 4/01/21                                              4/14 at 100.00           A       1,057,530
       6,000  5.125%, 4/01/23                                              4/14 at 100.00           A       6,391,980

       5,000 California, General Obligation Bonds, Series 2005, 5.000%,    3/16 at 100.00           A       5,220,150
              3/01/32

             Central Unified School District, Fresno County, California,
             General Obligation Bonds, Series 2004A:
       1,000  5.500%, 7/01/22 - FGIC Insured                               7/14 at 100.00         AAA       1,117,090
       1,500  5.500%, 7/01/24 - FGIC Insured                               7/14 at 100.00         AAA       1,675,635

       1,035 Escondido Union School District, San Diego County,            8/12 at 100.00         AAA       1,119,073
              California, General Obligation Bonds, Series 2002A,
              5.250%, 8/01/23 - FSA Insured

       5,080 Grossmont-Cuyamaca Community College District, California,    8/15 at 100.00         AAA       5,473,395
              General Obligation Bonds, Series 2005B, 5.000%, 8/01/21 -
              FGIC Insured

       1,150 Los Angeles Community College District, Los Angeles County,   8/15 at 100.00         AAA       1,226,038
              California, General Obligation Bonds, Series 2005A,
              5.000%, 6/01/26 - FSA Insured

       6,000 Los Angeles Unified School District, California, General      7/13 at 100.00         AAA       6,364,440
              Obligation Bonds, Series 2003A, 5.000%, 7/01/22 - FSA
              Insured

       1,570 Los Angeles Unified School District, California, General      7/15 at 100.00         AAA       1,673,008
              Obligation Bonds, Series 2005A-1, 5.000%, 7/01/25 - FGIC
              Insured

       2,000 Murrieta Valley Unified School District, Riverside County,    9/13 at 100.00         AAA       2,108,040
              California, General Obligation Bonds, Series 2003A,
              5.000%, 9/01/26 - FGIC Insured

             Oakland Unified School District, Alameda County,
             California, General Obligation Bonds, Series 2005:
         380  5.000%, 8/01/25 - MBIA Insured                               8/15 at 100.00         AAA         404,210
         400  5.000%, 8/01/26 - MBIA Insured                               8/15 at 100.00         AAA         425,164

       1,350 Riverside Community College District, California, General     8/15 at 100.00         AAA       1,454,544
              Obligation Bonds, Series 2005, 5.000%, 8/01/21 - FSA
              Insured

       2,000 San Diego Unified School District, California, General        7/10 at 100.00         AAA       2,124,380
              Obligation Bonds, Election of 1998, Series 2000B, 5.125%,
              7/01/22 - MBIA Insured

             San Jose-Evergreen Community College District, Santa Clara
             County, California, General Obligation Bonds, Series 2005A:
         295  5.000%, 9/01/25 - MBIA Insured                               9/15 at 100.00         AAA         314,892
         420  5.000%, 9/01/27 - MBIA Insured                               9/15 at 100.00         AAA         446,964

----
11

Portfolio of Investments
NUVEEN CALIFORNIA MUNICIPAL BOND FUND (continued)
February 28, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

 $     2,000 West Contra Costa Unified School District, Contra Costa       8/11 at 101.00         AAA $     2,141,740
              County, California, General Obligation Bonds,
              Series 2003B, 5.000%, 8/01/20 - FSA Insured
---------------------------------------------------------------------------------------------------------------------
      44,015 Total Tax Obligation/General                                                                  48,390,500
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 17.1%

       1,000 California, Economic Recovery Revenue Bonds, Series 2004A,    7/14 at 100.00         AA-       1,085,420
              5.000%, 7/01/15

         265 Hesperia Community Redevelopment Agency, California, Tax      9/15 at 100.00         AAA         283,084
              Allocation Bonds, Series 2005A, 5.000%, 9/01/20 - XLCA
              Insured

       2,000 La Mirada Redevelopment Agency, California, Special Tax      10/08 at 102.00         N/R       2,039,860
              Refunding Bonds, Community Facilities District 89-1, Civic
              Theatre Project, Series 1998, 5.700%, 10/01/20

       2,500 Lancaster Redevelopment Agency, California, Subordinate       8/13 at 100.00         AAA       2,606,750
              Lien Tax Allocation Bonds, Combined Redevelopment Project
              Areas, Series 2003B, 5.000%, 8/01/34 - FGIC Insured

       1,870 Lancaster Redevelopment Agency, California, Tax Allocation   12/14 at 100.00         AAA       1,976,459
              Refunding Bonds, Combined Area Sheriff's Facilities
              Projects, Series 2004, 5.000%, 12/01/23 - XLCA Insured

       1,120 Lancaster Redevelopment Agency, California, Tax Allocation   12/14 at 100.00         AAA       1,183,762
              Refunding Bonds, Combined Fire Protection Facilities
              Project, Series 2004, 5.000%, 12/01/23 - XLCA Insured

       2,500 Los Angeles County Schools, California, Certificates of       9/13 at 100.00         AAA       2,643,325
              Participation, Pooled Financing Program, Regionalized
              Business Services Corporation, Series 2003A, 5.000%,
              9/01/22 - FSA Insured

         995 Milpitas, California, Local Improvement District 20 Limited   3/06 at 103.00         N/R       1,031,507
              Obligation Bonds, Series 1998A, 5.700%, 9/02/18

             Moreno Valley Unified School District, Riverside County,
             California, Special Tax Bonds, Community Facilities
             District, Series 2004:
         805  5.550%, 9/01/29                                              9/14 at 100.00         N/R         823,201
       1,250  5.650%, 9/01/34                                              9/14 at 100.00         N/R       1,278,175

       1,040 Nevada County, California, Certificates of Participation     10/11 at 100.00         Aaa       1,126,008
              Refunding, Series 2001, 5.250%, 10/01/13 - MBIA Insured

         805 Ontario, California, Assessment District 100C Limited         3/06 at 103.00         N/R         842,698
              Obligation Improvement Bonds, California Commerce Center
              Phase III, Series 1991, 8.000%, 9/02/11

       2,000 Poway, California, Community Facilities District 88-1,        8/08 at 102.00         N/R       2,156,960
              Special Tax Refunding Bonds, Parkway Business Centre,
              Series 1998, 6.750%, 8/15/15

       1,645 Rancho Cucamonga, California, Limited Obligation              3/06 at 101.00         N/R       1,678,690
              Improvement Bonds, Masi Plaza Assessment District 93-1,
              Series 1997, 6.250%, 9/02/22

         305 Rialto Redevelopment Agency, California, Tax Allocation       9/15 at 100.00         AAA         317,529
              Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35
              - XLCA Insured

         630 Riverside County Public Financing Authority, California,     10/15 at 100.00         AAA         656,038
              Tax Allocation Bonds, Multiple Projects, Series 2005A,
              5.000%, 10/01/35 - XLCA Insured

       1,000 Sacramento City Financing Authority, California, Lease          No Opt. Call         AAA       1,142,820
              Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
              AMBAC Insured

         500 Sacramento City Financing Authority, California, Lease          No Opt. Call         AA-         554,350
              Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20

         995 Sacramento County, Laguna, California, Special Tax           12/07 at 102.00         N/R       1,011,527
              Refunding Bonds, Community Facilities District 1 - Laguna
              Creek Ranch, Series 1997, 5.700%, 12/01/20

       2,880 San Francisco Redevelopment Agency, California, Lease         7/11 at 102.00         AAA       3,111,696
              Revenue Bonds, Moscone Convention Center, Series 2004,
              5.250%, 7/01/24 - AMBAC Insured

       7,090 San Marcos Redevelopment Agency, California, Tax Allocation  10/07 at 102.00           A       7,445,563
              Bonds, Affordable Housing Project, Series 1997A, 6.000%,
              10/01/27 (Alternative Minimum Tax)

       2,805 San Mateo County Transit District, California, Sales Tax      6/15 at 100.00         AAA       3,018,965
              Revenue Bonds, Series 2005A, 5.000%, 6/01/21 - MBIA Insured

       4,000 Shafter Joint Powers Financing Authority, California, Lease   1/07 at 101.00          A-       4,112,600
              Revenue Bonds, Community Correctional Facility Acquisition
              Project, Series 1997A, 6.050%, 1/01/17

----
12

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1)   Ratings (2)           Value
-----------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

 $     1,025 Stockton Public Financing Authority, California, Lease        9/14 at 100.00           AAA $     1,113,160
              Revenue Bonds, Series 2004, 5.250%, 9/01/23 - FGIC Insured

       2,000 Taft Public Financing Authority, California, Lease Revenue    1/07 at 101.00            A-       2,052,940
              Bonds, Community Correctional Facility Acquisition, Series
              1997A, 6.050%, 1/01/17

       1,190 Vallejo Public Financing Authority, California, Limited         No Opt. Call           N/R       1,223,403
              Obligation Revenue Refinancing Bonds, Fairground Drive
              Assessment District 65, Series 1998, 5.700%, 9/02/11
-----------------------------------------------------------------------------------------------------------------------
      44,215 Total Tax Obligation/Limited                                                                    46,516,490
-----------------------------------------------------------------------------------------------------------------------
             Transportation - 10.1%

       3,000 Bay Area Toll Authority, California, Revenue Bonds, San       4/11 at 100.00            AA       3,194,130
              Francisco Bay Area Toll Bridge, Series 2001D, 5.000%,
              4/01/16

       4,460 California Infrastructure Economic Development Bank, First    7/13 at 100.00           AAA       4,746,912
              Lien Revenue Bonds, San Francisco Bay Area Toll Bridge,
              Series 2003A, 5.000%, 7/01/22 - FSA Insured

       2,000 Foothill/Eastern Transportation Corridor Agency,              1/10 at 100.00          BBB-       1,962,420
              California, Toll Road Revenue Bonds, Series 1995A, 5.000%,
              1/01/35

       2,750 Foothill/Eastern Transportation Corridor Agency,              1/14 at 101.00          BBB-       2,411,200
              California, Toll Road Revenue Refunding Bonds,
              Series 1999, 0.000%, 1/15/28

             Port of Oakland, California, Revenue Bonds, Series 2000K:
       2,000  5.500%, 11/01/09 - FGIC Insured (Alternative Minimum Tax)      No Opt. Call           AAA       2,129,260
       4,000  5.750%, 11/01/29 - FGIC Insured (Alternative Minimum Tax)    5/10 at 100.00           AAA       4,276,760

       5,500 Port of Oakland, California, Revenue Bonds, Series 2002M,    11/12 at 100.00           AAA       5,991,370
              5.250%, 11/01/19 - FGIC Insured

       2,475 San Francisco Airports Commission, California, Revenue        5/12 at 100.00           AAA       2,664,115
              Refunding Bonds, San Francisco International Airport,
              Second Series 2002, Issue 28B, 5.250%, 5/01/22 - MBIA
              Insured
-----------------------------------------------------------------------------------------------------------------------
      26,185 Total Transportation                                                                            27,376,167
-----------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 12.5% (3)

       4,500 California Department of Water Resources, Power Supply        5/12 at 101.00           Aaa       4,923,810
              Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded
              5/01/12)

       3,115 California Educational Facilities Authority, Revenue Bonds,   6/10 at 101.00      Baa3 (3)       3,540,011
              Pooled College and University Projects, Series 2000C,
              6.750%, 6/01/30 (ETM)

       6,000 California Health Facilities Financing Authority, Revenue    12/09 at 101.00        A3 (3)       6,628,560
              Bonds, Cedars-Sinai Medical Center, Series 1999A, 6.125%,
              12/01/30 (Pre-refunded 12/01/09)

       2,905 California Statewide Community Development Authority,         6/06 at 100.00           AAA       2,917,288
              FHA-Insured Senior Lien Multifamily Housing Revenue Bonds,
              Monte Vista Terrace, Series 1996A, 6.375%, 9/01/20
              (Pre-refunded 6/01/06)

       4,800 California, Various Purpose General Obligation Bonds,         3/10 at 101.00           AAA       5,280,624
              Series 2000, 5.750%, 3/01/27 (Pre-refunded 3/01/10) - MBIA
              Insured

       2,300 Los Angeles Harbors Department, California, Revenue Bonds,      No Opt. Call           AAA       2,856,347
              Series 1988, 7.600%, 10/01/18 (ETM)

       5,051 Merced Irrigation District, California, Subordinated          3/08 at 102.00           AAA       5,463,970
              Revenue Certificates of Participation, Electric System
              Project, Series 2000, 7.450%, 3/01/18 (Pre-refunded
              3/01/08)

       2,250 Orange County, California, Special Tax Bonds, Community       8/09 at 102.00       N/R (3)       2,536,223
              Facilities District 99-1 of Ladera Ranch, Series 1999A,
              6.700%, 8/15/29 (Pre-refunded 8/15/09)
-----------------------------------------------------------------------------------------------------------------------
      30,921 Total U.S. Guaranteed                                                                           34,146,833
-----------------------------------------------------------------------------------------------------------------------
             Utilities - 13.9%

       6,420 California Department of Water Resources, Power Supply        5/12 at 101.00           AAA       8,543,929
              Revenue Bonds, RITES PA-1120R, Series 2003, 9.556%,
              5/01/14 - AMBAC Insured (IF)

       2,740 California Statewide Community Development Authority,         6/06 at 101.50           N/R       2,782,443
              Certificates of Participation Refunding, Rio Bravo Fresno
              Project, Series 1999A, 6.300%, 12/01/18

             Los Angeles Department of Water and Power, California,
             Power System Revenue Bonds, Series 2001A-1:
       5,000  5.250%, 7/01/15                                              7/11 at 100.00           AA-       5,364,750
      10,000  5.250%, 7/01/21 - FSA Insured                                7/11 at 100.00           AAA      10,689,496

----
13

Portfolio of Investments
NUVEEN CALIFORNIA MUNICIPAL BOND FUND (continued)
February 28, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Utilities (continued)

 $       500 Los Angeles Department of Water and Power, California,        7/13 at 100.00         AAA $       532,165
              Power System Revenue Bonds, Series 2003A-2, 5.000%,
              7/01/21 - MBIA Insured

       5,000 Los Angeles Department of Water and Power, California,        7/15 at 100.00         AAA       5,288,350
              Power System Revenue Bonds, Series 2005A-1, 5.000%,
              7/01/31 - FSA Insured

         615 Merced Irrigation District, California, Electric System       9/15 at 100.00         AAA         649,581
              Revenue Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

       3,470 Puerto Rico Industrial, Tourist, Educational, Medical and     6/10 at 101.00        Baa3       3,777,754
              Environmental Control Facilities Financing Authority,
              Co-Generation Facility Revenue Bonds, Series 2000A,
              6.625%, 6/01/26 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
      33,745 Total Utilities                                                                               37,628,468
---------------------------------------------------------------------------------------------------------------------
             Water and Sewer - 9.3%

       6,080 California Department of Water Resources, Water System       12/12 at 100.00         AAA       6,531,562
              Revenue Bonds, Central Valley Project, Series 2002Z,
              5.000%, 12/01/17 - FGIC Insured

       1,270 California Department of Water Resources, Water System        6/13 at 100.00         AAA       1,386,370
              Revenue Bonds, Central Valley Project, Series 2003Y,
              5.250%, 12/01/16 - FGIC Insured

       2,000 California Statewide Community Development Authority, Water  10/13 at 100.00         AAA       2,157,460
              and Wastewater Revenue Bonds, Pooled Financing Program,
              Series 2003A, 5.250%, 10/01/23 - FSA Insured

       1,680 Castaic Lake Water Agency, California, Revenue Certificates   8/14 at 100.00         AAA       1,792,291
              of Participation, Series 2004A, 5.000%, 8/01/20 - AMBAC
              Insured

       4,250 Los Angeles Department of Water and Power, California,        7/11 at 100.00          AA       4,395,435
              Waterworks Revenue Refunding Bonds, Series 2001A, 5.125%,
              7/01/41

       1,500 Metropolitan Water District of Southern California, Water    10/14 at 100.00         AAA       1,582,980
              Revenue Bonds, Series 2004B-3, 5.000%, 10/01/29 - MBIA
              Insured

       1,190 Pasadena, California, Water Revenue Refunding Bonds, Series   6/13 at 100.00         AAA       1,274,704
              2003, 5.000%, 6/01/20 - FGIC Insured

       1,670 Sacramento County Sanitation District Financing Authority,   12/10 at 101.00          AA       2,152,964
              California, Revenue Bonds, Series 694R-A, 10.347%,
              12/01/10 (IF)

       1,385 Sacramento County Sanitation District Financing Authority,   12/10 at 101.00          AA       1,717,261
              California, Revenue Bonds, Series 694R-B, 8.705%, 12/01/11
              (IF)

       2,055 Westlands Water District, California, Revenue Certificates    3/15 at 100.00         AAA       2,179,615
              of Participation, Series 2005A, 5.000%, 9/01/24 - MBIA
              Insured
---------------------------------------------------------------------------------------------------------------------
      23,080 Total Water and Sewer                                                                         25,170,642
---------------------------------------------------------------------------------------------------------------------
 $   250,461 Total Investments (cost $256,019,554) - 99.2%                                                269,412,325
---------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.8%                                                           2,237,457
             -------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                        $   271,649,782
             -------------------------------------------------------------------------------------------------------

             (1)Optional Call Provisions (not covered by the report of
                independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
             (2)Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade. The ratings shown for inverse floating rate investments represent those of the underlying bonds and not the inverse floating rate investments themselves. Inverse floating rate investments likely present greater credit risk to the holders of such investments than to those holders of the underlying bonds.
             (3)Investment is backed by an escrow or trust containing
                sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
            N/R Investment is not rated.
           (ETM)Investment is escrowed to maturity.
            (IF)Inverse floating rate investment.

                                See accompanying notes to financial statements.

----
14

Portfolio of Investments
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND
February 28, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 4.9%

 $     2,125 California Educational Facilities Authority, Student Loan     3/08 at 102.00         Aaa $     2,216,311
              Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%,
              3/01/21 - MBIA Insured (Alternative Minimum Tax)

       2,500 California State Public Works Board, Lease Revenue Bonds,     4/15 at 100.00         AAA       2,635,250
              University of California, Institute Projects, Series
              2005C, 5.000%, 4/01/30 - AMBAC Insured

       2,250 California State University, Systemwide Revenue Bonds,        5/15 at 100.00         AAA       2,397,218
              Series 2005A, 5.000%, 11/01/25 - AMBAC Insured

       5,000 Long Beach Bond Financing Authority, California, Lease       11/11 at 101.00         AAA       5,303,150
              Revenue Refunding Bonds, Long Beach Aquarium of the South
              Pacific, Series 2001, 5.250%, 11/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------
      11,875 Total Education and Civic Organizations                                                       12,551,929
------------------------------------------------------------------------------------------------------------------------
             Health Care - 2.5%

       2,000 Antelope Valley Healthcare District, California, Insured      1/08 at 102.00         AAA       2,091,100
              Revenue Refunding Bonds, Series 1997A, 5.200%, 1/01/27 -
              FSA Insured

       4,000 California Statewide Community Development Authority,         8/09 at 101.00         AAA       4,261,840
              Certificates of Participation, Sutter Health Obligated
              Group, Series 1999, 5.500%, 8/15/31 - FSA Insured
------------------------------------------------------------------------------------------------------------------------
       6,000 Total Health Care                                                                              6,352,940
------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 3.8%

       4,180 California Statewide Community Development Authority,        12/11 at 100.00         AAA       4,314,638
              Multifamily Housing Revenue Senior Bonds, Westgate
              Courtyards Apartments, Series 2001X-1, 5.420%, 12/01/34 -
              AMBAC Insured (Alternative Minimum Tax)

       3,865 Los Angeles, California, GNMA Mortgage-Backed Securities      7/11 at 102.00         AAA       4,029,456
              Program Multifamily Housing Revenue Bonds, Park Plaza West
              Senior Apartments, Series 2001B, 5.400%, 1/20/31
              (Alternative Minimum Tax)

       1,285 Santa Cruz County Housing Authority, California, GNMA         7/09 at 102.00         AAA       1,329,333
              Collateralized Multifamily Housing Revenue Bonds,
              Northgate Apartments, Series 1999A, 5.500%, 7/20/40
              (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
       9,330 Total Housing/Multifamily                                                                      9,673,427
------------------------------------------------------------------------------------------------------------------------
             Housing/Single Family - 4.9%

             California Department of Veterans Affairs, Home Purchase
             Revenue Bonds, Series 2002A:
       3,500  5.300%, 12/01/21 - AMBAC Insured                             6/12 at 101.00         AAA       3,749,690
       5,000  5.350%, 12/01/27 - AMBAC Insured                             6/12 at 101.00         AAA       5,344,100

       3,355 California Rural Home Mortgage Finance Authority, FNMA        6/12 at 101.00         Aaa       3,457,697
              Mortgage-Backed Securities Program Single Family Mortgage
              Revenue Bonds, Series 2002D, 5.250%, 6/01/34 (Alternative
              Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
      11,855 Total Housing/Single Family                                                                   12,551,487
------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 21.1%

             Bonita Unified School District, San Diego County,
             California, General Obligation Bonds, Series 2004A:
       1,425  5.250%, 8/01/20 - MBIA Insured                               8/14 at 100.00         AAA       1,569,167
       1,570  5.250%, 8/01/21 - MBIA Insured                               8/14 at 100.00         AAA       1,726,466

       3,570 California, General Obligation Bonds, Series 2004, 5.000%,    2/14 at 100.00         AAA       3,836,679
              2/01/17 - AMBAC Insured

       5,000 California, General Obligation Bonds, Series 2005, 5.000%,    3/16 at 100.00           A       5,220,150
              3/01/32

       4,080 Chaffey Joint Union High School District, San Bernardino      8/15 at 100.00         AAA       4,372,781
              County, California, General Obligation Bonds, Series 2005,
              5.000%, 8/01/23 - FGIC Insured

       1,365 El Segundo Unified School District, Los Angeles County,       9/14 at 100.00         AAA       1,503,875
              California, General Obligation Bonds, Series 2004, 5.250%,
              9/01/20 - FGIC Insured

       1,610 Eureka Unified School District, Humboldt County,              8/12 at 101.00         AAA       1,749,394
              California, General Obligation Bonds, Series 2002, 5.250%,
              8/01/23 - FSA Insured

       1,000 Fremont Unified School District, Alameda County,              8/12 at 101.00         AAA       1,064,790
              California, General Obligation Bonds, Series 2002A,
              5.000%, 8/01/21 - FGIC Insured

----
15

Portfolio of Investments
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND (continued)
February 28, 2006

   Principal                                                                 Optional Call
Amount (000)  Description                                                   Provisions (1) Ratings (2)           Value
----------------------------------------------------------------------------------------------------------------------
              Tax Obligation/General (continued)
              Golden West Schools Financing Authority, California,
              General Obligation Revenue Refunding Bonds, School District
              Program, Series 1998A:
 $     2,650   0.000%, 8/01/19 - MBIA Insured                                8/13 at 68.56         AAA $     1,307,510
       2,755   0.000%, 8/01/20 - MBIA Insured                                8/13 at 63.85         AAA       1,264,049
       2,500  Huntington Beach Union High School District, Orange County,   8/14 at 100.00         AAA       2,670,775
               California, General Obligation Bonds, Series 2004, 5.000%,
               8/01/22 - FSA Insured

              Imperial Community College District, Imperial County,
              California, General Obligation Bonds, Series 2005:
       1,330   5.000%, 8/01/23 - FGIC Insured                               8/14 at 100.00         AAA       1,416,942
       1,510   5.000%, 8/01/24 - FGIC Insured                               8/14 at 100.00         AAA       1,604,284

       1,460  Jurupa Unified School District, Riverside County,             8/13 at 100.00         AAA       1,550,724
               California, General Obligation Bonds, Series 2004,
               5.000%, 8/01/24 - FGIC Insured
       1,255  Los Angeles Community College District, Los Angeles County,   8/15 at 100.00         AAA       1,341,005
               California, General Obligation Bonds, Series 2005A,
               5.000%, 8/01/24 - FSA Insured
       5,000  Los Angeles Unified School District, California, General      7/12 at 100.00         AAA       5,262,000
               Obligation Bonds, Series 2002E, 5.125%, 1/01/27 - MBIA
               Insured
       1,280  Los Angeles Unified School District, California, General      7/13 at 100.00         AAA       1,351,078
               Obligation Bonds, Series 2003A, 5.000%, 7/01/24 - FSA
               Insured
       2,405  Oak Valley Hospital District, Stanislaus County,              7/14 at 101.00         Aaa       2,513,490
               California, General Obligation Bonds, Series 2005,
               5.000%, 7/01/31 - FGIC Insured

              Oakland Unified School District, Alameda County,
              California, General Obligation Bonds, Series 2005:
         360   5.000%, 8/01/25 - MBIA Insured                               8/15 at 100.00         AAA         382,936
         380   5.000%, 8/01/26 - MBIA Insured                               8/15 at 100.00         AAA         403,906
       4,070  San Benito Health Care District, California, General          7/14 at 101.00         AAA       4,253,598
               Obligation Bonds, Series 2005, 5.000%, 7/01/31 - XLCA
               Insured

              San Jose-Evergreen Community College District, Santa Clara
              County, California, General Obligation Bonds, Series 2005A:
         285   5.000%, 9/01/25 - MBIA Insured                               9/15 at 100.00         AAA         304,218
         415   5.000%, 9/01/27 - MBIA Insured                               9/15 at 100.00         AAA         441,643
       2,335  San Juan Unified School District, Sacramento County,          8/14 at 100.00         AAA       2,515,262
               California, General Obligation Bonds, Series 2004A,
               5.000%, 8/01/18 - MBIA Insured
       1,000  San Ramon Valley Unified School District, Contra Costa        8/14 at 100.00         AAA       1,062,440
               County, California, General Obligation Bonds, Series 2004,
               5.000%, 8/01/24 - FSA Insured
       3,040  Sulphur Springs Union School District, Los Angeles County,      No Opt. Call         AAA       2,075,773
               California, General Obligation Bonds, Series 1991A,
               0.000%, 9/01/15 - MBIA Insured

       1,000  Washington Unified School District, Yolo County,              8/13 at 100.00         AAA       1,064,790
               California, General Obligation Bonds, Series 2004A,
               5.000%, 8/01/22 - FGIC Insured
----------------------------------------------------------------------------------------------------------------------
      54,650  Total Tax Obligation/General                                                                  53,829,725
----------------------------------------------------------------------------------------------------------------------
              Tax Obligation/Limited - 16.0%
         385  Barstow Redevelopment Agency, California, Tax Allocation        No Opt. Call         AAA         440,009
               Bonds, Central Redevelopment Project, Series 1994A,
               7.000%, 9/01/14 - MBIA Insured
       1,655  Bell Community Housing Authority, California, Lease Revenue  10/15 at 100.00         AAA       1,726,033
               Bonds, Series 2005, 5.000%, 10/01/36 - AMBAC Insured
       2,250  Brea and Olinda Unified School District, Orange County,       8/11 at 101.00         AAA       2,362,838
               California, Certificates of Participation Refunding,
               Series 2002A, 5.125%, 8/01/26 - FSA Insured
       1,960  California Infrastructure Economic Development Bank,         12/13 at 100.00         AAA       2,081,990
               Revenue Bonds, North County Center for Self- Sufficiency
               Corporation, Series 2004, 5.000%, 12/01/25 - AMBAC Insured
       2,000  Cerritos Public Financing Authority, California, Tax         11/17 at 102.00         AAA       2,170,480
               Allocation Revenue Bonds, Los Cerritos Redevelopment
               Projects, Series 2002A, 5.000%, 11/01/24 - AMBAC Insured
       1,400  Chula Vista Public Financing Authority, California, Pooled    9/15 at 100.00         AAA       1,470,798
               Community Facility District Assessment Revenue Bonds,
               Series 2005A, 5.000%, 9/01/29 - MBIA Insured

----
16

   Principal                                                                 Optional Call
Amount (000) Description                                                    Provisions (1)    Ratings (2)           Value
----------------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

 $     2,285 Folsom Cordova Unified School District, Sacramento County,    10/14 at 100.00            AAA $     2,448,812
              California, General Obligation Bonds, School Facilities
              Improvement District 1, Series 2004B, 5.000%, 10/01/21 -
              MBIA Insured

       1,185 Folsom Cordova Unified School District, Sacramento County,    10/14 at 100.00            AAA       1,254,050
              California, General Obligation Bonds, School Facilities
              Improvement District 2, Series 2004B, 5.000%, 10/01/27 -
              FSA Insured

         260 Hesperia Community Redevelopment Agency, California, Tax       9/15 at 100.00            AAA         277,742
              Allocation Bonds, Series 2005A, 5.000%, 9/01/20 - XLCA
              Insured

       1,000 Los Angeles Community Redevelopment Agency, California, Tax   12/14 at 100.00            AAA       1,069,020
              Allocation Bonds, Bunker Hill Project, Series 2004A,
              5.000%, 12/01/20 - FSA Insured

       2,000 Los Angeles County Metropolitan Transportation Authority,      7/13 at 100.00            AAA       2,146,440
              California, Proposition A First Tier Senior Sales Tax
              Revenue Bonds, Series 2003B, 5.000%, 7/01/19 - MBIA Insured

       1,590 Los Angeles County Metropolitan Transportation Authority,      7/15 at 100.00            AAA       1,694,320
              California, Proposition A First Tier Senior Sales Tax
              Revenue Bonds, Series 2005A, 5.000%, 7/01/26 - AMBAC
              Insured

       1,460 Moreno Valley Unified School District, Riverside County,       3/14 at 100.00            AAA       1,544,330
              California, Certificates of Participation, Series 2005,
              5.000%, 3/01/23 - FSA Insured

      14,050 Paramount Redevelopment Agency, California, Tax Allocation       No Opt. Call            AAA       5,329,165
              Refunding Bonds, Redevelopment Project Area 1, Series
              1998, 0.000%, 8/01/26 - MBIA Insured

         290 Rialto Redevelopment Agency, California, Tax Allocation        9/15 at 100.00            AAA         301,913
              Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35
              - XLCA Insured

         610 Riverside County Public Financing Authority, California,      10/15 at 100.00            AAA         635,211
              Tax Allocation Bonds, Multiple Projects, Series 2005A,
              5.000%, 10/01/35 - XLCA Insured

       8,000 Riverside County, California, Asset Leasing Corporate          6/12 at 101.00            AAA       8,471,359
              Leasehold Revenue Bonds, Riverside County Hospital
              Project, Series 1997B, 5.000%, 6/01/19 - MBIA Insured

       3,560 Roseville, California, Special Tax Bonds, Community            9/15 at 100.00            AAA       3,725,896
              Facilities District 1 - Woodcreek West, Series 2005,
              5.000%, 9/01/30 - AMBAC Insured

       1,490 Tulare Public Financing Authority, California, Lease          10/07 at 102.00            AAA       1,560,075
              Revenue Bonds, Capital Facilities Project, Series 1997,
              5.125%, 10/01/22 - MBIA Insured
----------------------------------------------------------------------------------------------------------------------------
      47,430 Total Tax Obligation/Limited                                                                      40,710,481
----------------------------------------------------------------------------------------------------------------------------
             Transportation - 9.7%

       6,500 Foothill/Eastern Transportation Corridor Agency,               1/10 at 100.00            AAA       6,761,884
              California, Toll Road Revenue Bonds, Series 1995A, 5.000%,
              1/01/35 - MBIA Insured

       3,255 Foothill/Eastern Transportation Corridor Agency,               1/10 at 101.00            AAA       3,533,172
              California, Toll Road Revenue Refunding Bonds, Series
              1999, 5.750%, 1/15/40 - MBIA Insured

       2,000 Port of Oakland, California, Revenue Bonds, Series 2000K,      5/10 at 100.00            AAA       2,138,380
              5.750%, 11/01/29 - FGIC Insured (Alternative Minimum Tax)

         625 San Francisco Airports Commission, California, Revenue         5/10 at 101.00            AAA         661,000
              Bonds, San Francisco International Airport, Second Series
              2000, Issue 26B, 5.000%, 5/01/21 - FGIC Insured

       3,470 San Francisco Airports Commission, California, Revenue         5/08 at 101.00            AAA       3,611,507
              Bonds, San Francisco International Airport, Second Series
              Issue 16A, 5.375%, 5/01/16 - FSA Insured (Alternative
              Minimum Tax)

       5,000 San Francisco Airports Commission, California, Revenue         5/11 at 100.00            AAA       5,172,250
              Refunding Bonds, San Francisco International Airport,
              Second Series 2001, Issue 27A, 5.250%, 5/01/31 - MBIA
              Insured (Alternative Minimum Tax)

       1,290 San Francisco Airports Commission, California, Special         1/08 at 101.00            AAA       1,332,725
              Facilities Lease Revenue Bonds, San Francisco
              International Airport, SFO Fuel Company LLC, Series 1997A,
              5.250%, 1/01/22 - AMBAC Insured (Alternative Minimum Tax)

       1,320 San Francisco Airports Commission, California, Special         1/08 at 102.00            AAA       1,402,236
              Facilities Lease Revenue Bonds, San Francisco
              International Airport, SFO Fuel Company LLC, Series 2000A,
              6.100%, 1/01/20 - FSA Insured (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------
      23,460 Total Transportation                                                                              24,613,154
----------------------------------------------------------------------------------------------------------------------------

----
17

Portfolio of Investments
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND (continued)
February 28, 2006

   Principal                                                                  Optional Call
Amount (000)   Description                                                   Provisions (1) Ratings (2)           Value
--------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 22.7% (3)

 $       750   Barstow Redevelopment Agency, California, Tax Allocation        No Opt. Call         AAA $       868,463
                Bonds, Central Redevelopment Project, Series 1994A,
                7.000%, 9/01/14 - MBIA Insured (ETM)

      27,750   California, Various Purpose General Obligation Bonds,         3/10 at 101.00         AAA      30,528,606
                Series 2000, 5.750%, 3/01/27 (Pre-refunded 3/01/10) - MBIA
                Insured

       3,305   Centinela Valley Union High School District, Los Angeles      8/10 at 102.00         AAA       3,551,884
                County, California, General Obligation Bonds, Series
                2002C, 5.200%, 8/01/32 - FGIC Insured (ETM)

       3,195   Desert Community College District, Riverside County,          8/14 at 100.00         AAA       3,493,701
                California, General Obligation Bonds, Series 2004A,
                5.000%, 8/01/23 (Pre-refunded 8/01/14) - MBIA Insured

       6,000   Oakland, California, Insured Revenue Bonds, 1800 Harrison     1/10 at 100.00         AAA       6,583,139
                Foundation - Kaiser Permanente, Series 1999A, 6.000%,
                1/01/29 (Pre-refunded 1/01/10) - AMBAC Insured

       5,120   Orange County, California, Recovery Certificates of           7/06 at 102.00         AAA       5,268,941
                Participation, Series 1996A, 6.000%, 7/01/26 (Pre-
                refunded 7/01/06) - MBIA Insured

       4,570   Sacramento City Unified School District, Sacramento County,   7/09 at 102.00         Aaa       5,042,904
                California, General Obligation Bonds, Series 2000A,
                6.000%, 7/01/29 (Pre-refunded 7/01/09) - FGIC Insured

       2,500   San Bernardino County Transportation Authority, California,   3/06 at 100.00         AAA       2,638,750
                Limited Sales Tax Revenue Bonds, Series 1992A, 6.000%,
                3/01/10 - FGIC Insured (ETM)
--------------------------------------------------------------------------------------------------------------------------
      53,190   Total U.S. Guaranteed                                                                         57,976,388
--------------------------------------------------------------------------------------------------------------------------
               Utilities - 6.7%

       1,310   Anaheim Public Finance Authority, California, Second Lien    10/14 at 100.00         AAA       1,438,511
                Electric Distribution Revenue Bonds, Series 2004, 5.250%,
                10/01/17 - MBIA Insured

       5,000   California Pollution Control Financing Authority,             4/11 at 102.00         AAA       5,362,150
                Remarketed Revenue Bonds, Pacific Gas and Electric
                Company, Series 1996A, 5.350%, 12/01/16 - MBIA Insured
                (Alternative Minimum Tax)

       1,000   California Pollution Control Financing Authority, Revenue     9/09 at 101.00         AAA       1,062,480
                Refunding Bonds, Southern California Edison Company,
                Series 1999B, 5.450%, 9/01/29 - MBIA Insured

         595   Merced Irrigation District, California, Electric System       9/15 at 100.00         AAA         628,457
                Revenue Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

       3,500   Northern California Power Agency, Revenue Refunding Bonds,    7/08 at 101.00         AAA       3,651,655
                Hydroelectric Project 1, Series 1998A, 5.125%, 7/01/23 -
                MBIA Insured

       1,950   Salinas Valley Solid Waste Authority, California, Revenue     8/12 at 100.00         AAA       2,044,595
                Bonds, Series 2002, 5.250%, 8/01/27 - AMBAC Insured
                (Alternative Minimum Tax)

       2,700   Santa Clara, California, Subordinate Electric Revenue         7/13 at 100.00         AAA       2,864,700
                Bonds, Series 2003A, 5.000%, 7/01/23 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------------
      16,055   Total Utilities                                                                               17,052,548
--------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 6.9%

       3,070   California Special District Finance Program, Certificates     9/10 at 100.00         AAA       3,251,529
                of Participation, Water and Wastewater Revenue Bonds,
                Jurupa Community Services District, Series 2001NN, 5.250%,
                9/01/32 - MBIA Insured

       2,850   Metropolitan Water District of Southern California, Water     1/08 at 101.00         AAA       2,910,648
                Revenue Bonds, Series 1997A, 5.000%, 7/01/37 - FGIC Insured

       6,000   Orange County Sanitation District, California, Certificates   8/13 at 100.00         AAA       6,243,059
                of Participation, Series 2003, 5.000%, 2/01/33 - FGIC
                Insured

       1,000   Orange County Water District, California, Revenue             2/15 at 100.00         AAA       1,057,320
                Certificates of Participation, Series 2005B,
                5.000%, 8/15/24 - MBIA Insured

       1,500   Sacramento County Sanitation District Financing Authority,   12/14 at 100.00         AAA       1,609,245
                California, Revenue Bonds, Series 2004A, 5.000%, 12/01/21
                - AMBAC Insured

----
18

   Principal                                                               Optional Call
Amount (000) Description                                                  Provisions (1)    Ratings (2)           Value
--------------------------------------------------------------------------------------------------------------------------
             Water and Sewer (continued)

 $     2,500 Westlands Water District, California, Revenue Certificates   3/15 at 100.00            AAA $     2,624,800
              of Participation, Series 2005A, 5.000%, 9/01/30 - MBIA
              Insured
--------------------------------------------------------------------------------------------------------------------------
      16,920 Total Water and Sewer                                                                           17,696,601
--------------------------------------------------------------------------------------------------------------------------
 $   250,765 Total Investments (cost $237,415,542) - 99.2%                                                  253,008,680
--------------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.8%                                                             1,967,897
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                          $   254,976,577
             ------------------------------------------------------------------------------------------------------

           Primarily all of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
             (1)Optional Call Provisions (not covered by the report of
                independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
             (2)Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
             (3)Investment is backed by an escrow or trust containing
                sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.
           (ETM)Investment is escrowed to maturity.

                                See accompanying notes to financial statements.

----
19

Statement of Assets and Liabilities
February 28, 2006

                                                                                          California
                                                                            California       Insured
----------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $256,019,554 and $237,415,542, respectively) $269,412,325  $253,008,680
Cash                                                                               --       178,390
Receivables:
  Interest                                                                  3,868,428     3,217,848
  Investments sold                                                            313,000            --
  Shares sold                                                                 136,827       247,344
Other assets                                                                    8,527        13,579
----------------------------------------------------------------------------------------------------
    Total assets                                                          273,739,107   256,665,841
----------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                305,694            --
Payables:
  Investments purchased                                                       419,820            --
  Shares redeemed                                                             194,004       611,535
Accrued expenses:
  Management fees                                                             110,259       103,923
  12b-1 distribution and service fees                                          33,637        31,696
  Other                                                                        86,417        80,733
Dividends payable                                                             939,494       861,377
----------------------------------------------------------------------------------------------------
    Total liabilities                                                       2,089,325     1,689,264
----------------------------------------------------------------------------------------------------
Net assets                                                               $271,649,782  $254,976,577
----------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                               $ 78,408,071  $ 86,223,814
Shares outstanding                                                          7,517,896     7,934,822
Net asset value per share                                                $      10.43  $      10.87
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                        $      10.89  $      11.35
----------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                               $ 13,128,998  $ 15,325,478
Shares outstanding                                                          1,259,631     1,407,922
Net asset value and offering price per share                             $      10.42  $      10.89
----------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                               $ 21,179,842  $ 12,871,859
Shares outstanding                                                          2,034,674     1,190,753
Net asset value and offering price per share                             $      10.41  $      10.81
----------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                               $158,932,871  $140,555,426
Shares outstanding                                                         15,244,999    12,926,749
Net asset value and offering price per share                             $      10.43  $      10.87
----------------------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------------------
Capital paid-in                                                          $265,703,129  $239,279,211
Undistributed (Over-distribution of) net investment income                   (478,879)     (209,081)
Accumulated net realized gain (loss) from investments                      (6,967,239)      313,309
Net unrealized appreciation (depreciation) of investments                  13,392,771    15,593,138
----------------------------------------------------------------------------------------------------
Net assets                                                               $271,649,782  $254,976,577
----------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
20

Statement of Operations
Year Ended February 28, 2006

                                                                                   California
                                                                      California      Insured
---------------------------------------------------------------------------------------------
Investment Income                                                   $13,737,330  $12,658,465
---------------------------------------------------------------------------------------------
Expenses
Management fees                                                       1,421,846    1,369,751
12b-1 service fees - Class A                                            143,719      166,838
12b-1 distribution and service fees - Class B                           135,099      162,421
12b-1 distribution and service fees - Class C                           150,358       95,629
Shareholders' servicing agent fees and expenses                         136,610      115,190
Custodian's fees and expenses                                            85,128       78,793
Trustees' fees and expenses                                               6,023        5,738
Professional fees                                                        39,746       16,996
Shareholders' reports - printing and mailing expenses                    42,512       34,951
Federal and state registration fees                                       1,139        2,367
Other expenses                                                            9,459        8,562
---------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                            2,171,639    2,057,236
  Custodian fee credit                                                  (16,265)     (11,234)
---------------------------------------------------------------------------------------------
Net expenses                                                          2,155,374    2,046,002
---------------------------------------------------------------------------------------------
Net investment income                                                11,581,956   10,612,463
---------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments                               335,391    1,454,288
Net change in unrealized appreciation (depreciation) of investments    (533,035)  (1,499,540)
---------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                (197,644)     (45,252)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $11,384,312  $10,567,211
---------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
21

Statement of Changes in Net Assets

                                                                            California              California Insured
                                                                    --------------------------  --------------------------
                                                                       Year Ended    Year Ended    Year Ended    Year Ended
                                                                          2/28/06       2/28/05       2/28/06       2/28/05
---------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                               $ 11,581,956  $ 12,332,829  $ 10,612,463  $ 11,207,226
Net realized gain (loss) from investments                                335,391       (51,830)    1,454,288      (286,406)
Net change in unrealized appreciation (depreciation) of investments     (533,035)   (1,326,270)   (1,499,540)   (6,330,145)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                 11,384,312    10,954,729    10,567,211     4,590,675
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                             (3,154,503)   (3,009,504)   (3,447,900)   (3,476,841)
  Class B                                                               (521,065)     (622,503)     (576,643)     (699,301)
  Class C                                                               (778,459)     (744,201)     (453,166)     (488,685)
  Class R                                                             (7,444,490)   (7,998,261)   (6,182,683)   (6,707,998)
From accumulated net realized gains:
  Class A                                                                     --            --      (285,208)      (46,002)
  Class B                                                                     --            --       (54,870)      (10,961)
  Class C                                                                     --            --       (42,880)       (7,497)
  Class R                                                                     --            --      (477,906)      (85,614)
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders            (11,898,517)  (12,374,469)  (11,521,256)  (11,522,899)
---------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                          24,184,394    28,400,679    15,122,386    15,205,484
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                      6,928,543     6,775,703     6,582,323     6,074,615
---------------------------------------------------------------------------------------------------------------------------
                                                                      31,112,937    35,176,382    21,704,709    21,280,099
Cost of shares redeemed                                              (27,945,821)  (30,912,607)  (25,580,892)  (27,713,724)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions     3,167,116     4,263,775    (3,876,183)   (6,433,625)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  2,652,911     2,844,035    (4,830,228)  (13,365,849)
Net assets at the beginning of year                                  268,996,871   266,152,836   259,806,805   273,172,654
---------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                       $271,649,782  $268,996,871  $254,976,577  $259,806,805
---------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
 at the end of year                                                 $   (478,879) $   (162,318) $   (209,081) $   (156,563)
---------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
22

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen California Municipal Bond Fund ("California") and the Nuveen California Insured Municipal Bond Fund ("California Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2006, there were no such outstanding purchase commitments in either of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of each Fund's shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Insurance
California Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's


----
23
shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds are authorized to invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 28, 2006, California invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. California Insured did not invest in any such instruments during the fiscal year ended February 28, 2006.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
24

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                        California
                                                    --------------------------------------------------
                                                           Year Ended                Year Ended
                                                             2/28/06                   2/28/05
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            1,584,639  $ 16,482,717   2,150,380  $ 21,755,892
  Class A - automatic conversion of Class B shares      75,843       790,621          --            --
  Class B                                               50,007       520,514      93,993       970,696
  Class C                                              399,712     4,163,015     382,515     3,957,725
  Class R                                              213,997     2,227,527     165,121     1,716,366
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              122,509     1,277,463     111,654     1,151,215
  Class B                                               23,304       242,968      22,318       229,963
  Class C                                               32,865       342,133      31,882       328,245
  Class R                                              485,847     5,065,979     491,285     5,066,280
-------------------------------------------------------------------------------------------------------
                                                     2,988,723    31,112,937   3,449,148    35,176,382
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (883,816)   (9,203,426) (1,222,538)  (12,599,709)
  Class B                                             (294,855)   (3,063,513)   (190,119)   (1,944,729)
  Class B - automatic conversion to Class A shares     (75,914)     (790,621)         --            --
  Class C                                             (235,075)   (2,444,711)   (323,592)   (3,314,931)
  Class R                                           (1,193,841)  (12,443,550) (1,269,802)  (13,053,238)
-------------------------------------------------------------------------------------------------------
                                                    (2,683,501)  (27,945,821) (3,006,051)  (30,912,607)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                                305,222  $  3,167,116     443,097  $  4,263,775
-------------------------------------------------------------------------------------------------------

                                                                    California Insured
                                                    --------------------------------------------------
                                                           Year Ended                Year Ended
                                                             2/28/06                   2/28/05
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            1,105,919  $ 12,056,183     863,206  $  9,412,701
  Class A - automatic conversion of Class B shares      51,195       555,762          --            --
  Class B                                               40,691       445,624      53,718       586,334
  Class C                                              115,393     1,251,318     127,145     1,378,542
  Class R                                               74,719       813,499     346,141     3,827,907
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              149,963     1,630,318     126,683     1,381,635
  Class B                                               18,953       206,451      20,620       225,149
  Class C                                               24,357       263,376      21,638       234,602
  Class R                                              411,876     4,482,178     388,170     4,233,229
-------------------------------------------------------------------------------------------------------
                                                     1,993,066    21,704,709   1,947,321    21,280,099
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (829,234)   (9,022,761) (1,037,905)  (11,242,623)
  Class B                                             (299,510)   (3,273,353)   (281,058)   (3,053,467)
  Class B - automatic conversion to Class A shares     (51,119)     (555,762)         --            --
  Class C                                             (142,908)   (1,553,112)   (191,208)   (2,077,680)
  Class R                                           (1,026,789)  (11,175,904) (1,043,144)  (11,339,954)
-------------------------------------------------------------------------------------------------------
                                                    (2,349,560)  (25,580,892) (2,553,315)  (27,713,724)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                               (356,494) $ (3,876,183)   (605,994) $ (6,433,625)
-------------------------------------------------------------------------------------------------------


----
25

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended February 28, 2006, were as follows:

                                                    California
                                        California     Insured
                  --------------------------------------------
                  Purchases            $43,254,587 $34,735,666
                  Sales and maturities  39,565,092  40,888,869
                  --------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At February 28, 2006, the cost of investments was as follows:

                                                    California
                                       California      Insured
                 ---------------------------------------------
                 Cost of investments $255,982,415 $237,248,623
                 ---------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2006, were as follows:

                                                                         California
                                                            California      Insured
-----------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                            $13,486,542  $15,768,843
  Depreciation                                                (56,632)      (8,786)
-----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments $13,429,910  $15,760,057
-----------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at February 28, 2006, were as follows:

                                                             California
                                                  California    Insured
        ---------------------------------------------------------------
        Undistributed net tax-exempt income*        $423,478   $485,378
        Undistributed net ordinary income**               --         --
        Undistributed net long-term capital gains         --    313,309
        ---------------------------------------------------------------

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 9, 2006, paid on March 1, 2006.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended February 28, 2006, and February 28, 2005, was designated for purposes of the dividends paid deduction as follows:

                                                                  California
   2006                                               California     Insured
   -------------------------------------------------------------------------
   Distributions from net tax-exempt income          $11,991,592 $10,733,670
   Distributions from net ordinary income**                   --          --
   Distributions from net long-term capital gains***          --     860,864
   -------------------------------------------------------------------------

                                                                  California
   2005                                               California     Insured
   -------------------------------------------------------------------------
   Distributions from net tax-exempt income          $12,305,999 $11,418,295
   Distributions from net ordinary income**               51,070     122,171
   Distributions from net long-term capital gains             --      25,661
   -------------------------------------------------------------------------

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***The Funds designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax period ended February 28, 2006.


----
26

At February 28, 2006, California had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                          ---------------------------
                          Expiration year:
                            2011           $1,782,040
                            2012            5,101,139
                            2013               84,060
                          ---------------------------
                          Total            $6,967,239
                          ---------------------------

5. Management Fee and Other Transactions with Affiliates

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .3500%
              For the next $125 million                    .3375
              For the next $250 million                    .3250
              For the next $500 million                    .3125
              For the next $1 billion                      .3000
              For the next $3 billion                      .2750
              For net assets over $5 billion               .2500
              ---------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of February 28, 2006, the complex-level fee rate was .1886%.

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For Managed Assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .75% of the average daily net assets of California and .975% of the average daily net assets of California Insured. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.


----
27

During the fiscal year ended February 28, 2006, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                            California
                                                 California    Insured
          ------------------------------------------------------------
          Sales charges collected (unaudited)      $156,917   $188,068
          Paid to authorized dealers (unaudited)    135,528    165,787
          ------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2006, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                        California
                                             California    Insured
             -----------------------------------------------------
             Commission advances (unaudited)    $56,650    $72,812
             -----------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2006, the Distributor retained such 12b-1 fees as follows:

                                                        California
                                             California    Insured
             -----------------------------------------------------
             12b-1 fees retained (unaudited)    $97,773   $136,231
             -----------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2006, as follows:

                                                     California
                                          California    Insured
                -----------------------------------------------
                CDSC retained (unaudited)    $26,616    $26,544
                -----------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 3, 2006, to shareholders of record on March 9, 2006, as follows:

                                                  California
                                       California    Insured
                   -----------------------------------------
                   Dividend per share:
                     Class A               $.0355     $.0365
                     Class B                .0290      .0295
                     Class C                .0310      .0310
                     Class R                .0375      .0380
                   -----------------------------------------


----
28

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                            Investment Operations       Less Distributions
                                         --------------------------- -----------------------                    --------


CALIFORNIA




                                                          Net
                               Beginning       Net  Realized/            Net                  Ending              Ending
                                     Net   Invest- Unrealized        Invest-                     Net                 Net
                                   Asset      ment       Gain           ment  Capital          Asset     Total    Assets
Year Ended February 28/29,         Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)     (000)
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2006                             $10.45      $.45      $(.01)  $.44   $(.46)   $  --  $(.46) $10.43      4.28% $ 78,408
 2005                              10.52       .48       (.08)   .40    (.47)      --   (.47)  10.45      4.02    69,151
 2004                              10.30       .49        .22    .71    (.49)      --   (.49)  10.52      7.08    58,671
 2003                              10.25       .50        .06    .56    (.51)      --   (.51)  10.30      5.67    53,441
 2002                              10.42       .53       (.15)   .38    (.53)    (.02)  (.55)  10.25      3.82    53,078
Class B (3/97)
 2006                              10.44       .37       (.01)   .36    (.38)      --   (.38)  10.42      3.51    13,129
 2005                              10.51       .40       (.07)   .33    (.40)      --   (.40)  10.44      3.24    16,258
 2004                              10.29       .41        .22    .63    (.41)      --   (.41)  10.51      6.30    17,139
 2003                              10.24       .43        .06    .49    (.44)      --   (.44)  10.29      4.88    18,431
 2002                              10.41       .45       (.15)   .30    (.45)    (.02)  (.47)  10.24      3.04    15,012
Class C (9/94)
 2006                              10.43       .39       (.01)   .38    (.40)      --   (.40)  10.41      3.75    21,180
 2005                              10.50       .42       (.07)   .35    (.42)      --   (.42)  10.43      3.49    19,165
 2004                              10.29       .43        .21    .64    (.43)      --   (.43)  10.50      6.42    18,341
 2003                              10.25       .45        .05    .50    (.46)      --   (.46)  10.29      5.02    17,320
 2002                              10.42       .47       (.14)   .33    (.48)    (.02)  (.50)  10.25      3.28    14,918
Class R (7/86)
 2006                              10.45       .47       (.01)   .46    (.48)      --   (.48)  10.43      4.52   158,933
 2005                              10.52       .50       (.07)   .43    (.50)      --   (.50)  10.45      4.26   164,422
 2004                              10.31       .51        .21    .72    (.51)      --   (.51)  10.52      7.22   172,001
 2003                              10.26       .52        .07    .59    (.54)      --   (.54)  10.31      5.92   176,687
 2002                              10.43       .55       (.15)   .40    (.55)    (.02)  (.57)  10.26      4.06   180,205
-------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                 Ratios/Supplemental Data
                               -------------------------------------------------------------------
                                 Before Credit/         After          After Credit/
                                 Reimbursement     Reimbursement(c)   Reimbursement(d)
CALIFORNIA                     -----------------  -----------------  -----------------
                                           Ratio              Ratio              Ratio
                                          of Net             of Net             of Net
                                         Invest-            Invest-            Invest-
                               Ratio of     ment  Ratio of     ment  Ratio of     ment
                               Expenses   Income  Expenses   Income  Expenses   Income
                                     to       to        to       to        to       to
                                Average  Average   Average  Average   Average  Average  Portfolio
                                    Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,       Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------
Class A (9/94)
 2006                               .85%    4.30%      .85%    4.30%      .85%    4.30%        15%
 2005                               .86     4.62       .86     4.62       .86     4.62         16
 2004                               .88     4.74       .88     4.74       .87     4.75         28
 2003                               .89     4.91       .89     4.91       .88     4.92         25
 2002                               .88     5.15       .88     5.15       .87     5.16          6
Class B (3/97)
 2006                              1.60     3.55      1.60     3.55      1.60     3.55         15
 2005                              1.61     3.87      1.61     3.87      1.61     3.87         16
 2004                              1.63     3.99      1.63     3.99      1.62     4.00         28
 2003                              1.64     4.16      1.64     4.16      1.63     4.17         25
 2002                              1.63     4.41      1.63     4.41      1.62     4.42          6
Class C (9/94)
 2006                              1.40     3.75      1.40     3.75      1.40     3.75         15
 2005                              1.41     4.07      1.41     4.07      1.41     4.07         16
 2004                              1.43     4.19      1.43     4.19      1.42     4.20         28
 2003                              1.44     4.37      1.44     4.37      1.43     4.37         25
 2002                              1.43     4.60      1.43     4.60      1.42     4.61          6
Class R (7/86)
 2006                               .65     4.50       .65     4.50       .65     4.50         15
 2005                               .66     4.82       .66     4.82       .66     4.82         16
 2004                               .68     4.94       .68     4.94       .67     4.95         28
 2003                               .69     5.12       .69     5.12       .68     5.12         25
 2002                               .68     5.35       .68     5.35       .67     5.37          6
--------------------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
29

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                            Investment Operations       Less Distributions
                                         --------------------------- -----------------------                    -------


CALIFORNIA INSURED




                                                          Net
                               Beginning       Net  Realized/            Net                  Ending             Ending
                                     Net   Invest- Unrealized        Invest-                     Net                Net
                                   Asset      ment       Gain           ment  Capital          Asset     Total   Assets
Year Ended February 28/29,         Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)    (000)
------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2006                             $10.91      $.45      $  --   $.45   $(.45)   $(.04) $(.49) $10.87      4.19% $86,224
 2005                              11.19       .46       (.26)   .20    (.47)    (.01)  (.48)  10.91      1.88   81,346
 2004                              11.06       .48        .15    .63    (.48)    (.02)  (.50)  11.19      5.84   83,966
 2003                              10.92       .49        .23    .72    (.50)    (.08)  (.58)  11.06      6.73   77,312
 2002                              10.85       .51        .12    .63    (.52)    (.04)  (.56)  10.92      5.90   70,068
Class B (3/97)
 2006                              10.92       .36        .02    .38    (.37)    (.04)  (.41)  10.89      3.48   15,325
 2005                              11.20       .38       (.26)   .12    (.39)    (.01)  (.40)  10.92      1.10   18,560
 2004                              11.07       .40        .15    .55    (.40)    (.02)  (.42)  11.20      5.04   21,346
 2003                              10.94       .41        .21    .62    (.41)    (.08)  (.49)  11.07      5.82   21,602
 2002                              10.86       .43        .12    .55    (.43)    (.04)  (.47)  10.94      5.18   18,985
Class C (9/94)
 2006                              10.85       .38         --    .38    (.38)    (.04)  (.42)  10.81      3.58   12,872
 2005                              11.12       .40       (.25)   .15    (.41)    (.01)  (.42)  10.85      1.37   12,952
 2004                              10.99       .42        .14    .56    (.41)    (.02)  (.43)  11.12      5.25   13,751
 2003                              10.86       .43        .21    .64    (.43)    (.08)  (.51)  10.99      6.04   13,082
 2002                              10.78       .44        .13    .57    (.45)    (.04)  (.49)  10.86      5.42   11,794
Class R (7/86)
 2006                              10.91       .47         --    .47    (.47)    (.04)  (.51)  10.87      4.36  140,555
 2005                              11.19       .49       (.27)   .22    (.49)    (.01)  (.50)  10.91      2.05  146,949
 2004                              11.05       .50        .16    .66    (.50)    (.02)  (.52)  11.19      6.11  154,110
 2003                              10.91       .51        .22    .73    (.51)    (.08)  (.59)  11.05      6.91  160,678
 2002                              10.84       .53        .11    .64    (.53)    (.04)  (.57)  10.91      6.08  162,649
------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                 Ratios/Supplemental Data
                               -------------------------------------------------------------------
                                 Before Credit/         After          After Credit/
                                 Reimbursement     Reimbursement(c)   Reimbursement(d)
CALIFORNIA INSURED             -----------------  -----------------  -----------------
                                           Ratio              Ratio              Ratio
                                          of Net             of Net             of Net
                                         Invest-            Invest-            Invest-
                               Ratio of     ment  Ratio of     ment  Ratio of     ment
                               Expenses   Income  Expenses   Income  Expenses   Income
                                     to       to        to       to        to       to
                                Average  Average   Average  Average   Average  Average  Portfolio
                                    Net      Net       Net      Net       Net      Net   Turnover
Year Ended February 28/29,       Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------
Class A (9/94)
 2006                               .84%    4.10%      .84%    4.10%      .83%    4.10%        14%
 2005                               .84     4.25       .84     4.25       .84     4.26         22
 2004                               .86     4.38       .86     4.38       .86     4.38         14
 2003                               .86     4.47       .86     4.47       .86     4.48         25
 2002                               .87     4.64       .87     4.64       .85     4.66         40
Class B (3/97)
 2006                              1.58     3.34      1.58     3.34      1.58     3.35         14
 2005                              1.59     3.50      1.59     3.50      1.59     3.51         22
 2004                              1.61     3.63      1.61     3.63      1.61     3.63         14
 2003                              1.61     3.72      1.61     3.72      1.61     3.73         25
 2002                              1.62     3.89      1.62     3.89      1.60     3.91         40
Class C (9/94)
 2006                              1.39     3.55      1.39     3.55      1.38     3.55         14
 2005                              1.40     3.70      1.40     3.70      1.39     3.71         22
 2004                              1.41     3.83      1.41     3.83      1.41     3.83         14
 2003                              1.41     3.93      1.41     3.93      1.41     3.93         25
 2002                              1.42     4.10      1.42     4.10      1.40     4.12         40
Class R (7/86)
 2006                               .64     4.29       .64     4.29       .63     4.30         14
 2005                               .65     4.45       .65     4.45       .64     4.46         22
 2004                               .66     4.58       .66     4.58       .66     4.58         14
 2003                               .66     4.67       .66     4.67       .66     4.68         25
 2002                               .67     4.84       .67     4.84       .65     4.86         40
--------------------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen California Municipal Bond Fund and Nuveen California Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the "Funds") at February 28, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the year ended February 28, 2002 were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in their report dated April 12, 2002.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL
April 20, 2006


----
31

                                     Notes

--------------------------------------------------------------------------------
32

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds' website at www.nuveen.com.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Funds       Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------
Trustee who is an interested person of the Funds:

---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994      Chairman (since 1996) and Director of Nuveen       161
3/28/49                     Board and                     Investments, Inc., Nuveen Investments, LLC,
333 W. Wacker Drive         Trustee                       Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(4); Director
                                                          (since 1996) of Institutional Capital
                                                          Corporation; Chairman and Director (since
                                                          1997) of Nuveen Asset Management; Chairman
                                                          and Director of Rittenhouse Asset
                                                          Management, Inc. (since 1999); Chairman of
                                                          Nuveen Investments Advisers Inc. (since
                                                          2002).

Trustees who are not interested persons of the Funds:

---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997      Private Investor and Management Consultant.        161
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (since 1989) as Senior Vice                161
7/29/34                                                   President of The Northern Trust Company;
333 W. Wacker Drive                                       Director (since 2002) Community Advisory
Chicago, IL 60606                                         Board for Highland Park and Highwood, United
                                                          Way of the North Shore.


---------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999      President, The Hall-Perrine Foundation, a          161
10/22/48                                                  private philanthropic corporation (since
333 W. Wacker Drive                                       1996); Director and Vice Chairman, United
Chicago, IL 60606                                         Fire Group, a publicly held company; Adjunct
                                                          Faculty Member, University of Iowa;
                                                          Director, Gazette Companies; Life Trustee of
                                                          Coe College and Iowa College Foundation;
                                                          formerly, Director, Alliant Energy;
                                                          formerly, Director, Federal Reserve Bank of
                                                          Chicago; formerly, President and Chief
                                                          Operating Officer, SCI Financial Group,
                                                          Inc., a regional financial services firm.


---------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004      Dean and Distinguished Professor of Finance,       161
3/6/48                                                    School of Business at the University of
333 W. Wacker Drive                                       Connecticut (since 2002); previously, Senior
Chicago, IL 60606                                         Vice President and Director of Research at
                                                          the Federal Reserve Bank of Chicago
                                                          (1995-2003); Director (since 1997), Credit
                                                          Research Center at Georgetown University;
                                                          Director (since 2004) of Xerox Corporation;
                                                          Director, SS&C Technologies, Inc. (May
                                                          2005-October 2005).


---------------------------------------------------------------------------------------------------------------------
David J. Kundert            Trustee             2005      Retired (since 2004) as Chairman, JPMorgan         159
10/28/42                                                  Fleming Asset Management, President and CEO,
333 W. Wacker Drive                                       Banc One Investment Advisors Corporation,
Chicago, IL 60606                                         and President, One Group Mutual Funds; prior
                                                          thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One
                                                          Investment Management Group; Board of
                                                          Regents, Luther College; member of the
                                                          Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Gardens.

----
33

================================================================================

                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate            Held with       Elected or   Including other Directorships                  Overseen by
and Address          the Funds      Appointed (2) During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee            1997      Chairman of Miller-Valentine Partners Ltd.,        161
9/24/44                                           a real estate investment company; formerly,
333 W. Wacker Drive                               Senior Partner and Chief Operating Officer
Chicago, IL 60606                                 (retired December 2004) of Miller-Valentine
                                                  Group; formerly, Vice President,
                                                  Miller-Valentine Realty; Chair of the
                                                  Finance Committee and member of the Audit
                                                  Committee of Premier Health Partners, the
                                                  not-for-profit company of Miami Valley
                                                  Hospital; Vice President, Dayton
                                                  Philharmonic Orchestra Association; Board
                                                  Member, Regional Leaders Forum, which
                                                  promotes cooperation on economic development
                                                  issues; Director, Dayton Development
                                                  Coalition; formerly, Member, Community
                                                  Advisory Board, National City Bank, Dayton,
                                                  Ohio and Business Advisory Council,
                                                  Cleveland Federal Reserve Bank.


-------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee            1997      Executive Director, Gaylord and Dorothy            161
12/29/47                                          Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                               thereto, Executive Director, Great Lakes
Chicago, IL 60606                                 Protection Fund (from 1990 to 1994).


-------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee            2005      Senior Vice President for Business and             161
1/22/50                                           Finance, Northwestern University (since
333 W. Wacker Drive                               1997); Director (since 2003), Chicago Board
Chicago, IL 60606                                 Options Exchange; Director (since 2003),
                                                  National Mentor Holdings, a privately-held,
                                                  national provider of home and
                                                  community-based services; Chairman (since
                                                  1997), Board of Directors, Rubicon, a pure
                                                  captive insurance company owned by
                                                  Northwestern University; Director (since
                                                  1997), Evanston Chamber of Commerce and
                                                  Evanston Inventure, a business development
                                                  organization.
                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First                                                 Fund Complex
Birthdate            Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed (3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------
Officers of the Funds:


-------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief              1988      Managing Director (since 2002), Assistant          161
9/9/56               Administrative               Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                      formerly, Vice President and Assistant
Chicago, IL 60606                                 General Counsel, of Nuveen Investments, LLC;
                                                  Managing Director (2002-2004), General
                                                  Counsel (1998-2004) and Assistant Secretary,
                                                  formerly, Vice President of Nuveen Advisory
                                                  Corp. and Nuveen Institutional Advisory
                                                  Corp.(4); Managing Director (since 2002) and
                                                  Assistant Secretary and Associate General
                                                  Counsel, formerly, Vice President (since
                                                  1997), of Nuveen Asset Management; Managing
                                                  Director (since 2004) and Assistant
                                                  Secretary (since 1994) of Nuveen
                                                  Investments, Inc.; Assistant Secretary of
                                                  NWQ Investment Management Company, LLC.
                                                  (since 2002); Vice President and Assistant
                                                  Secretary of Nuveen Investments Advisers
                                                  Inc. (since 2002); Managing Director,
                                                  Associate General Counsel and Assistant
                                                  Secretary of Rittenhouse Asset Management,
                                                  Inc. (since 2003); Chartered Financial
                                                  Analyst.


-------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President     2004      Managing Director (since 2005), formerly           161
9/22/63                                           Vice President (since 2002); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 2000) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Chartered Financial
                                                  Analyst.


-------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President     2000      Vice President (since 2002), formerly,             161
2/3/66               and Assistant                Assistant Vice President (since 2000) of
333 W. Wacker Drive  Secretary                    Nuveen Investments, LLC.
Chicago, IL 60606

----
34

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                 Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate             Held with       Elected or   Including other Directorships                  Overseen by
and Address           the Funds      Appointed (3) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President     1999      Vice President of Nuveen Investments, LLC          161
11/28/67              and Treasurer                (since 1999); Vice President and Treasurer
333 W. Wacker Drive                                (since 1999) of Nuveen Investments, Inc.;
Chicago, IL 60606                                  Vice President and Treasurer (1999-2004) of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp.(4); Vice
                                                   President and Treasurer of Nuveen Asset
                                                   Management (since 2002) and of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Assistant Treasurer of NWQ Investment
                                                   Management Company, LLC. (since 2002); Vice
                                                   President and Treasurer of Nuveen
                                                   Rittenhouse Asset Management, Inc. (since
                                                   2003); Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
John N. Desmond       Vice President     2005      Vice President, Director of Investment             161
8/24/61                                            Operations, Nuveen Investments, LLC (since
333 W. Wacker Drive                                January 2005); formerly, Director, Business
Chicago, IL 60606                                  Manager, Deutsche Asset Management
                                                   (2003-2004), Director, Business Development
                                                   and Transformation, Deutsche Trust Bank
                                                   Japan (2002-2003); previously, Senior Vice
                                                   President, Head of Investment Operations and
                                                   Systems, Scudder Investments Japan,
                                                   (2000-2002), Senior Vice President, Head of
                                                   Plan Administration and Participant
                                                   Services, Scudder Investments (1995-2002).


--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     1998      Vice President (since 2002), Assistant             161
9/24/64               and Secretary                Secretary and Assistant General Counsel
333 W. Wacker Drive                                (since 1998) formerly, Assistant Vice
Chicago, IL 60606                                  President (since 1998) of Nuveen
                                                   Investments, LLC; Vice President (2002-2004)
                                                   and Assistant Secretary (1998-2004)
                                                   formerly, Assistant Vice President of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); Vice President and
                                                   Assistant Secretary (since 2005) of Nuveen
                                                   Asset Management.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998      Managing Director (since 2004), formerly,          161
10/24/45                                           Vice President of Nuveen Investments, LLC,
333 W. Wacker Drive                                Managing Director (2004) formerly, Vice
Chicago, IL 60606                                  President (1998-2004) of Nuveen Advisory
                                                   Corp. and Nuveen Institutional Advisory
                                                   Corp.(4); Managing Director (since 2005) of
                                                   Nuveen Asset Management.


--------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995      Managing Director (since 2002), formerly,          161
3/2/64                                             Vice President of Nuveen Investments;
333 W. Wacker Drive                                Managing Director (1997-2004) of Nuveen
Chicago, IL 60606                                  Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); Managing Director of
                                                   Nuveen Asset Management (since 2001); Vice
                                                   President of Nuveen Investments Advisers
                                                   Inc. (since 2002); Chartered Financial
                                                   Analyst.


--------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998      Vice President (since 1993) and Funds              161
5/31/54               and Controller               Controller (since 1998) of Nuveen
333 W. Wacker Drive                                Investments, LLC; formerly, Vice President
Chicago, IL 60606                                  and Funds Controller (1998-2004) of Nuveen
                                                   Investments, Inc.; Certified Public
                                                   Accountant.


--------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President     2004      Vice President and Deputy Director of              161
4/13/56               and Chief                    Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                   Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                      Advisers Inc., Nuveen Asset Management and
                                                   Rittenhouse Asset Management, Inc.;
                                                   previously, Vice President and Deputy
                                                   Director of Compliance (2004) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); formerly, Senior Attorney
                                                   (1994-2004), The Northern Trust Company.


--------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000      Vice President (since 2000) of Nuveen              161
3/22/63                                            Investments, LLC; Certified Public
333 W. Wacker Drive                                Accountant.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002      Vice President of Nuveen Investments, LLC          161
8/27/61                                            (since 1999).
333 W. Wacker Drive
Chicago, IL 60606

----
35

================================================================================

                                                                                                 Number of
                                                                                               Portfolios in
Name,               Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate           Held with       Elected or   Including other Directorships                  Overseen by
and Address         the Funds      Appointed (3) During Past 5 Years                              Trustee
------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988      Vice President, Assistant Secretary and            161
7/27/51             and Assistant                Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                    Investments, LLC; formerly, Vice President
Chicago, IL 60606                                and Assistant Secretary of Nuveen Advisory
                                                 Corp. and Nuveen Institutional Advisory
                                                 Corp.(4); Vice President (since 2005) and
                                                 Assistant Secretary of Nuveen Investments,
                                                 Inc.; Vice President (since 2005) and
                                                 Assistant Secretary (since 1997) of Nuveen
                                                 Asset Management; Vice President (since
                                                 2000), Assistant Secretary and Assistant
                                                 General Counsel (since 1998) of Rittenhouse
                                                 Asset Management, Inc.; Vice President and
                                                 Assistant Secretary of Nuveen Investments
                                                 Advisers Inc. (since 2002); Assistant
                                                 Secretary of NWQ Investment Management
                                                 Company, LLC (since 2002).




(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
36

  Fund Information
================================================================================


Fund Manager            Legal Counsel                     Transfer Agent and
Nuveen Asset Management Chapman and Cutler LLP            Shareholder Services
333 West Wacker Drive   Chicago, IL                       Boston Financial
Chicago, IL 60606                                         Data Services, Inc.
                        Independent Registered            Nuveen Investor Services
                        Public Accounting Firm            P.O. Box 8530
                        PricewaterhouseCoopers LLP        Boston, MA 02266-8530
                        Chicago, IL                       (800) 257-8787

                        Custodian
                        State Street Bank & Trust Company
                        Boston, MA

================================================================================


Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.



Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.



SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.



================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.


================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
37

                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $136 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds NWQ, specializing in global value equities; Rittenhouse, focused on "blue-chip" growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MAN-CA-0206D

                        NUVEEN INVESTMENTS MUTUAL FUNDS

                        Annual Report  Dependable, tax-free income
              dated February 28, 2006  because it's not what you earn, it's what you keep.(R)

                                    [GRAPHIC]



                           Nuveen Investments
                           Municipal Bond Funds

                           Nuveen Massachusetts Municipal Bond Fund
                           Nuveen Massachusetts Insured Municipal Bond Fund

[LOGO] Nuveen Investments

                                    [GRAPHIC]



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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments and Fund Spotlight sections of this report.

This letter is dated the same day that most income tax forms are due. I can think of no better way to remind you of some of the advantages and benefits that can come from a tax-free investment like your Fund.

In addition to lowering your tax bill, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification - a potential way to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. Your financial advisor can explain these advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the internet. Sign up is quick and easy
- just follow the step-by-step instructions.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.


Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

April 17, 2006



 "This letter is dated the same day that most income tax forms are due. I can think of no better way to
remind you of some of the advantages and benefits that can come from a tax-free investment like your Fund."


                             Annual Report  Page 1

  Portfolio Manager's Comments for the Nuveen Massachusetts
  Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund

  Portfolio manager Paul Brennan examines key investment strategies and the performance of the Nuveen Massachusetts Municipal Bond Fund and the Nuveen Massachusetts Insured Municipal Bond Fund. Paul, who has 15 years of investment experience, has managed the uninsured Fund since 2003 and the insured Fund since 2005.

--------------------------------------------------------------------------------


What factors had the greatest influence on the U.S. economy and the national and Massachusetts municipal markets during the 12-month period ended February 28, 2006?

The U.S. economy continued to expand steadily through the year, with U.S. gross domestic product growing at annualized rates of 3.3 percent during the second quarter of 2005, 4.1 percent during the year's third quarter, and 1.7 percent in the fourth. For all of 2005, the nation's economy expanded at a 3.5 percent pace.

This performance was better than many analysts expected. However, it also caused concern among some fixed-income investors, who worried that continued growth might lead to higher inflation, higher interest rates and falling bond prices. In fact, inflation, led by sharply higher energy prices, did generally rise throughout the period, encouraging the Federal Reserve Board to maintain its program of short-term interest rate increases. At each of its eight meetings during this 12-month period, the Fed raised rates by a quarter-percentage-point. As of February 28, 2006, the fed funds rate stood at
4.50 percent, up from 2.50 percent a year earlier. (On March 22, 2006, the Federal Reserve raised the fed funds rate to 4.75 percent.)

As expected, shorter-term municipal bond yields rose roughly in line with the fed funds rate hikes, and prices fell accordingly (yields and prices move in opposite directions). Longer-term municipal bonds, however, proved to be surprisingly resilient. Many of their yields actually fell modestly over the period, as many investors apparently concluded that inflation was likely to remain manageable for the foreseeable future. This situation led to a flattening of the yield curve - a narrowing of the gap between short- and long-term municipal yields.

Issuance of new municipal bonds nationally during 2005 reached a record $408 billion, a 14 percent increase over 2004 levels. Part of this was driven by significant refinancing activity, as states and municipalities sought to take advantage of the still historically attractive interest-rate environment. However, issuance moderated as the period progressed and rates rose, with new supply in the first two months of 2006 falling 25 percent on a year-over-year basis. The situation was similar in Massachusetts, whose new municipal issuance totaled $13 billion in 2005 - 14 percent greater than that of 2004 and in line with the national average. Supply in the Bay State was considerably below average during the first two months of 2006, dropping 40 percent on a year-over-year basis.

Massachusetts's economic recovery continued to lag that of the rest of the nation, in part because of weakening job growth in the state. As of February 2006, unemployment in Massachusetts stood at 5.0 percent, matching the national average and slightly above the state's February 2005 jobless rate of 4.9 percent. Approximately halfway through Massachusetts's 2006 fiscal year, tax collections were $710 million ahead of budget, indicating a strengthening financial position. The state's improving fiscal health led to a credit rating upgrade from Standard & Poor's (S&P) early in the reporting period. S&P raised its rating to AA from AA-, while Moody's maintained its Aa2 rating.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Average Annual Total Returns as of 2/28/06
--------------------------------------------------------------------------------

                                          1-Year 5-Year 10-Year
                                          ---------------------
                Nuveen Massachusetts
                  Municipal Bond Fund
                 A Shares at NAV           3.65%  5.29%   5.02%
                 A Shares at Offer        -0.68%  4.40%   4.57%
                -----------------------------------------------

                Nuveen Massachusetts
                  Insured Municipal Bond
                  Fund
                 A Shares at NAV           3.48%  4.76%   4.74%
                 A Shares at Offer        -0.89%  3.87%   4.29%
                -----------------------------------------------

                Lipper Massachusetts
                  Municipal Debt Funds
                  Category Average/1/      3.07%  4.71%   4.90%
                Lehman Brothers
                  Municipal Bond Index/2/  3.87%  5.51%   5.80%
                -----------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.


How did the Funds perform during the past 12 months?

The nearby chart provides total return performance information for the two Funds for the one-year, five-year, and ten-year periods ended February 28, 2006, along with comparisons to the Lipper Massachusetts Municipal Debt Funds category average and the national Lehman Brothers Municipal Bond Index. Although we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national average is imperfect since most of the national index's results come from out-of-state bonds. Most out-of-state bonds do not benefit from the state tax exemption afforded to bonds issued in Massachusetts for Massachusetts taxpayers.

The returns of the uninsured and insured Fund's Class A shares at net asset for the one-year period exceeded the Lipper peer group average but trailed the national Lehman Brothers Municipal Bond Index. Both Funds benefited from their duration positioning over these 12 months. Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations. In this case, the portfolio's relative performance benefited from its bonds with longer maturities and call dates, which did well comparatively as many long-term yields fell while shorter-term yields rose.

In addition, in the uninsured Fund, our exposure to lower-rated bonds - especially in the tobacco and health care sectors - boosted performance. Investors' desire for additional yield led to increased demand and strong relative performance. A number of securities were advance refunded in both portfolios, which contributed positively to results as well.

There were no dramatically negative influences on returns during the 12-month period. However, to the extent that both portfolios were exposed to shorter-duration bonds, we did see a negative impact on performance. The rising-interest-rate environment was unfavorable for these securities. Also, in the insured portfolio, two other factors modestly constrained performance. First, our position in an inverse-floating-rate bond lagged during the period as shorter-term rates rose.


--------------------------------------------------------------------------------
1The Lipper Massachusetts Municipal Debt Funds category average shown represents the average annualized total return for all reporting funds for the periods ended February 28, 2006. The Lipper Massachusetts Municipal Debt Funds category contained 53, 48 and 38 funds for the respective one-, five- and ten-year periods ended February 28, 2006. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. You cannot invest directly in an index.

                             Annual Report  Page 3

Second, the Fund experienced a number of bond calls, which resulted in a somewhat higher-than-desired average cash balance as we sought to reinvest these funds judiciously in the current, relatively low interest rate environment.

What strategies were used to manage the Funds?

For both Funds, new purchases remained focused on the long-intermediate portion of the yield curve, which we believed offered the best available values for our shareholders. The specific maturity range in which we invested varied throughout the period, depending on market conditions and the availability of securities. In general, we focused on bonds with maturities of around 15 years, although we sometimes found suitable opportunities as far out on the yield curve as 30 years. As mentioned, such an emphasis proved helpful for performance as the curve flattened.

When adding new bonds, we favored higher-quality issues, which we believed were offering generally improving relative value potential when compared to their lower-rated counterparts. Although we did look for opportunities to add lower-rated holdings to the uninsured Fund, we didn't want to add too greatly to our weighting in this part of the market, as we believed the strong demand for these bonds over the past year has lowered their future relative performance prospects.

Dividend Information

During the reporting period, the Nuveen Massachusetts Municipal Bond Fund saw a decline in its dividend, while the Nuveen Massachusetts Insured Municipal Bond Fund's dividend remained stable. The uninsured Fund's dividend reduction was the result of bonds in the portfolios being called or retired, as well as general portfolio activity. This required us to reinvest the proceeds in securities offering yields lower than these available previously.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 28, 2006, both Funds had positive UNII for tax purposes. The insured Fund also had positive UNII for financial statement purposes, while the uninsured Fund had negative UNII for financial statement purposes.


                             Annual Report  Page 4

     Nuveen Massachusetts Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                      [CHART]
              Lehman Brothers    Nuveen Massachusetts    Nuveen Massachusetts
                 Municipal          Municipal Bond          Municipal Bond
  Date           Bond Index            Fund (NAV)             Fund (Offer)
---------    ----------------    --------------------    --------------------
2/1/1996        $10,000.00           $10,000.00               $ 9,580.00
3/1/1996        $ 9,872.00           $ 9,891.30               $ 9,475.87
4/1/1996        $ 9,844.36           $ 9,873.10               $ 9,458.43
5/1/1996        $ 9,840.42           $ 9,905.58               $ 9,489.55
6/1/1996        $ 9,947.68           $ 9,989.19               $ 9,569.64
7/1/1996        $10,038.21           $10,062.71               $ 9,640.07
8/1/1996        $10,036.20           $10,085.35               $ 9,661.76
9/1/1996        $10,176.70           $10,200.93               $ 9,772.49
10/1/1996       $10,291.70           $10,275.49               $ 9,843.92
11/1/1996       $10,480.04           $10,402.50               $ 9,965.59
12/1/1996       $10,436.02           $10,383.67               $ 9,947.56
1/1/1997        $10,455.85           $10,396.23               $ 9,959.59
2/1/1997        $10,552.05           $10,472.75               $10,032.90
3/1/1997        $10,411.70           $10,401.33               $ 9,964.47
4/1/1997        $10,499.16           $10,458.22               $10,018.98
5/1/1997        $10,656.65           $10,568.77               $10,124.88
6/1/1997        $10,770.67           $10,658.39               $10,210.74
7/1/1997        $11,069.02           $10,856.31               $10,400.35
8/1/1997        $10,964.97           $10,795.09               $10,341.69
9/1/1997        $11,095.46           $10,885.76               $10,428.56
10/1/1997       $11,166.47           $10,955.11               $10,494.99
11/1/1997       $11,232.35           $11,002.76               $10,540.65
12/1/1997       $11,396.34           $11,138.76               $10,670.93
1/1/1998        $11,513.72           $11,220.07               $10,748.83
2/1/1998        $11,517.18           $11,246.32               $10,773.98
3/1/1998        $11,527.54           $11,261.39               $10,788.41
4/1/1998        $11,475.67           $11,231.55               $10,759.83
5/1/1998        $11,656.99           $11,393.06               $10,914.55
6/1/1998        $11,702.45           $11,430.89               $10,950.79
7/1/1998        $11,731.70           $11,455.80               $10,974.66
8/1/1998        $11,913.55           $11,606.22               $11,118.76
9/1/1998        $12,062.47           $11,699.88               $11,208.49
10/1/1998       $12,062.47           $11,702.22               $11,210.73
11/1/1998       $12,104.68           $11,741.07               $11,247.95
12/1/1998       $12,134.95           $11,754.93               $11,261.22
1/1/1999        $12,279.35           $11,860.25               $11,362.12
2/1/1999        $12,225.32           $11,814.23               $11,318.04
3/1/1999        $12,242.44           $11,814.82               $11,318.60
4/1/1999        $12,273.04           $11,850.74               $11,353.01
5/1/1999        $12,201.86           $11,792.32               $11,297.04
6/1/1999        $12,026.15           $11,650.46               $11,161.14
7/1/1999        $12,069.45           $11,662.92               $11,173.08
8/1/1999        $11,972.89           $11,544.43               $11,059.56
9/1/1999        $11,977.68           $11,521.68               $11,037.77
10/1/1999       $11,848.32           $11,402.09               $10,923.20
11/1/1999       $11,973.91           $11,464.57               $10,983.06
12/1/1999       $11,884.11           $11,356.69               $10,879.71
1/1/2000        $11,833.01           $11,272.88               $10,799.42
2/1/2000        $11,970.27           $11,435.09               $10,954.82
3/1/2000        $12,232.42           $11,647.44               $11,158.25
4/1/2000        $12,160.25           $11,600.27               $11,113.06
5/1/2000        $12,097.02           $11,540.30               $11,055.61
6/1/2000        $12,417.59           $11,768.10               $11,273.84
7/1/2000        $12,590.19           $11,921.44               $11,420.74
8/1/2000        $12,784.08           $12,088.10               $11,580.40
9/1/2000        $12,717.60           $12,039.87               $11,534.20
10/1/2000       $12,856.22           $12,157.14               $11,646.54
11/1/2000       $12,953.93           $12,210.88               $11,698.02
12/1/2000       $13,273.89           $12,496.24               $11,971.40
1/1/2001        $13,405.31           $12,498.49               $11,973.56
2/1/2001        $13,448.20           $12,617.73               $12,087.78
3/1/2001        $13,569.24           $12,724.60               $12,190.17
4/1/2001        $13,422.69           $12,596.46               $12,067.41
5/1/2001        $13,567.65           $12,730.37               $12,195.69
6/1/2001        $13,658.56           $12,838.57               $12,299.35
7/1/2001        $13,860.70           $13,026.66               $12,479.54
8/1/2001        $14,089.40           $13,215.68               $12,660.62
9/1/2001        $14,041.50           $13,178.27               $12,624.79
10/1/2001       $14,208.59           $13,314.93               $12,755.71
11/1/2001       $14,089.24           $13,222.13               $12,666.80
12/1/2001       $13,955.39           $13,099.69               $12,549.50
1/1/2002        $14,196.82           $13,112.53               $12,561.80
2/1/2002        $14,368.60           $13,357.47               $12,796.46
3/1/2002        $14,086.98           $13,110.22               $12,559.59
4/1/2002        $14,362.38           $13,315.79               $12,756.53
5/1/2002        $14,449.70           $13,382.77               $12,820.69
6/1/2002        $14,602.44           $13,491.71               $12,925.06
7/1/2002        $14,790.22           $13,628.78               $13,056.37
8/1/2002        $14,968.00           $13,850.25               $13,268.54
9/1/2002        $15,295.95           $14,185.01               $13,589.24
10/1/2002       $15,042.35           $13,929.40               $13,344.36
11/1/2002       $14,979.92           $13,883.43               $13,300.33
12/1/2002       $15,295.85           $14,178.18               $13,582.69
1/1/2003        $15,257.15           $14,131.81               $13,538.28
2/1/2003        $15,470.44           $14,328.53               $13,726.73
3/1/2003        $15,479.72           $14,296.14               $13,695.71
4/1/2003        $15,582.20           $14,436.53               $13,830.20
5/1/2003        $15,946.98           $14,749.08               $14,129.62
6/1/2003        $15,879.05           $14,656.16               $14,040.61
7/1/2003        $15,323.28           $14,096.74               $13,504.68
8/1/2003        $15,437.74           $14,222.62               $13,625.27
9/1/2003        $15,891.46           $14,627.68               $14,013.32
10/1/2003       $15,811.53           $14,592.43               $13,979.55
11/1/2003       $15,976.44           $14,776.00               $14,155.41
12/1/2003       $16,108.72           $14,885.79               $14,260.59
1/1/2004        $16,201.03           $14,921.51               $14,294.81
2/1/2004        $16,445.01           $15,181.45               $14,543.83
3/1/2004        $16,387.46           $15,141.98               $14,506.01
4/1/2004        $15,999.07           $14,757.37               $14,137.56
5/1/2004        $15,941.48           $14,673.25               $14,056.98
6/1/2004        $15,998.87           $14,739.28               $14,120.23
7/1/2004        $16,210.05           $15,003.12               $14,372.98
8/1/2004        $16,534.25           $15,313.68               $14,670.51
9/1/2004        $16,621.88           $15,396.37               $14,749.73
10/1/2004       $16,764.83           $15,525.70               $14,873.62
11/1/2004       $16,627.36           $15,393.73               $14,747.20
12/1/2004       $16,830.21           $15,632.34               $14,975.78
1/1/2005        $16,986.74           $15,824.62               $15,159.98
2/1/2005        $16,930.68           $15,750.24               $15,088.73
3/1/2005        $16,824.02           $15,613.21               $14,957.46
4/1/2005        $17,089.84           $15,883.32               $15,216.22
5/1/2005        $17,211.17           $16,013.56               $15,340.99
6/1/2005        $17,317.88           $16,127.26               $15,449.92
7/1/2005        $17,239.95           $16,004.69               $15,332.50
8/1/2005        $17,414.08           $16,198.35               $15,518.02
9/1/2005        $17,297.40           $16,042.85               $15,369.05
10/1/2005       $17,191.89           $15,919.32               $15,250.71
11/1/2005       $17,274.41           $16,006.87               $15,334.58
12/1/2005       $17,422.97           $16,155.74               $15,477.20
1/1/2006        $17,470.01           $16,176.74               $15,497.32
2/1/2006        $17,587.06           $16,323.95               $15,638.34

================================================================================

     Nuveen Massachusetts Insured Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

             Lehman Brothers      Nuveen Massachusetts     Nuveen Massachusetts
                Municipal           Insured Municipal       Insured Municipal
 Date          Bond Index            Bond Fund (NAV)         Bond Fund (Offer)
--------     ---------------      --------------------     --------------------
2/1/1996       $10,000.00              $10,000.00                $ 9,580.00
3/1/1996       $ 9,872.00              $ 9,850.30                $ 9,436.59
4/1/1996       $ 9,844.36              $ 9,814.84                $ 9,402.62
5/1/1996       $ 9,840.42              $ 9,827.40                $ 9,414.65
6/1/1996       $ 9,947.68              $ 9,897.86                $ 9,482.15
7/1/1996       $10,038.21              $10,016.94                $ 9,596.22
8/1/1996       $10,036.20              $10,019.94                $ 9,599.10
9/1/1996       $10,176.70              $10,120.54                $ 9,695.48
10/1/1996      $10,291.70              $10,211.73                $ 9,782.83
11/1/1996      $10,480.04              $10,372.36                $ 9,936.72
12/1/1996      $10,436.02              $10,325.89                $ 9,892.20
1/1/1997       $10,455.85              $10,308.95                $ 9,875.98
2/1/1997       $10,552.05              $10,402.35                $ 9,965.46
3/1/1997       $10,411.70              $10,275.65                $ 9,844.08
4/1/1997       $10,499.16              $10,339.47                $ 9,905.21
5/1/1997       $10,656.65              $10,464.26                $10,024.76
6/1/1997       $10,770.67              $10,538.77                $10,096.14
7/1/1997       $11,069.02              $10,787.17                $10,334.11
8/1/1997       $10,964.97              $10,698.60                $10,249.26
9/1/1997       $11,095.46              $10,804.84                $10,351.04
10/1/1997      $11,166.47              $10,860.05                $10,403.93
11/1/1997      $11,232.35              $10,905.12                $10,447.11
12/1/1997      $11,396.34              $11,033.59                $10,570.18
1/1/1998       $11,513.72              $11,120.86                $10,653.79
2/1/1998       $11,517.18              $11,135.21                $10,667.53
3/1/1998       $11,527.54              $11,138.88                $10,671.05
4/1/1998       $11,475.67              $11,099.12                $10,632.95
5/1/1998       $11,656.99              $11,261.05                $10,788.09
6/1/1998       $11,702.45              $11,295.62                $10,821.21
7/1/1998       $11,731.70              $11,319.68                $10,844.26
8/1/1998       $11,913.55              $11,472.84                $10,990.98
9/1/1998       $12,062.47              $11,583.32                $11,096.82
10/1/1998      $12,062.47              $11,585.06                $11,098.49
11/1/1998      $12,104.68              $11,620.28                $11,132.23
12/1/1998      $12,134.95              $11,632.83                $11,144.25
1/1/1999       $12,279.35              $11,744.15                $11,250.90
2/1/1999       $12,225.32              $11,701.88                $11,210.40
3/1/1999       $12,242.44              $11,692.51                $11,201.43
4/1/1999       $12,273.04              $11,716.37                $11,224.28
5/1/1999       $12,201.86              $11,662.47                $11,172.65
6/1/1999       $12,026.15              $11,496.40                $11,013.55
7/1/1999       $12,069.45              $11,520.54                $11,036.68
8/1/1999       $11,972.89              $11,398.77                $10,920.02
9/1/1999       $11,977.68              $11,378.48                $10,900.58
10/1/1999      $11,848.32              $11,267.08                $10,793.87
11/1/1999      $11,973.91              $11,349.11                $10,872.44
12/1/1999      $11,884.11              $11,259.45                $10,786.55
1/1/2000       $11,833.01              $11,204.17                $10,733.59
2/1/2000       $11,970.27              $11,356.99                $10,880.00
3/1/2000       $12,232.42              $11,568.57                $11,082.69
4/1/2000       $12,160.25              $11,512.58                $11,029.05
5/1/2000       $12,097.02              $11,456.17                $10,975.01
6/1/2000       $12,417.59              $11,705.68                $11,214.04
7/1/2000       $12,590.19              $11,861.72                $11,363.53
8/1/2000       $12,784.08              $12,006.55                $11,502.28
9/1/2000       $12,717.60              $11,949.28                $11,447.41
10/1/2000      $12,856.22              $12,071.40                $11,564.40
11/1/2000      $12,953.93              $12,156.14                $11,645.58
12/1/2000      $13,273.89              $12,448.62                $11,925.78
1/1/2001       $13,405.31              $12,535.88                $12,009.38
2/1/2001       $13,448.20              $12,598.06                $12,068.94
3/1/2001       $13,569.24              $12,672.77                $12,140.51
4/1/2001       $13,422.69              $12,514.36                $11,988.76
5/1/2001       $13,567.65              $12,626.36                $12,096.06
6/1/2001       $13,658.56              $12,738.99                $12,203.95
7/1/2001       $13,860.70              $12,951.48                $12,407.51
8/1/2001       $14,089.40              $13,140.05                $12,588.17
9/1/2001       $14,041.50              $13,053.59                $12,505.34
10/1/2001      $14,208.59              $13,205.53                $12,650.90
11/1/2001      $14,089.24              $13,090.78                $12,540.96
12/1/2001      $13,955.39              $12,965.24                $12,420.70
1/1/2002       $14,196.82              $13,144.93                $12,592.85
2/1/2002       $14,368.60              $13,312.66                $12,753.53
3/1/2002       $14,086.98              $13,018.45                $12,471.68
4/1/2002       $14,362.38              $13,251.87                $12,695.30
5/1/2002       $14,449.70              $13,343.84                $12,783.40
6/1/2002       $14,602.44              $13,475.28                $12,909.32
7/1/2002       $14,790.22              $13,659.35                $13,085.66
8/1/2002       $14,968.00              $13,841.98                $13,260.61
9/1/2002       $15,295.95              $14,183.46                $13,587.75
10/1/2002      $15,042.35              $13,852.70                $13,270.89
11/1/2002      $14,979.92              $13,792.30                $13,213.03
12/1/2002      $15,295.85              $14,095.87                $13,503.84
1/1/2003       $15,257.15              $13,985.50                $13,398.11
2/1/2003       $15,470.44              $14,210.53                $13,613.68
3/1/2003       $15,479.72              $14,166.62                $13,571.62
4/1/2003       $15,582.20              $14,298.37                $13,697.83
5/1/2003       $15,946.98              $14,686.85                $14,070.00
6/1/2003       $15,879.05              $14,545.12                $13,934.23
7/1/2003       $15,323.28              $13,856.12                $13,274.16
8/1/2003       $15,437.74              $14,029.05                $13,439.83
9/1/2003       $15,891.46              $14,491.58                $13,882.94
10/1/2003      $15,811.53              $14,403.18                $13,798.25
11/1/2003      $15,976.44              $14,610.01                $13,996.39
12/1/2003      $16,108.72              $14,729.67                $14,111.02
1/1/2004       $16,201.03              $14,779.90                $14,159.14
2/1/2004       $16,445.01              $15,067.07                $14,434.26
3/1/2004       $16,387.46              $14,961.60                $14,333.22
4/1/2004       $15,999.07              $14,545.67                $13,934.75
5/1/2004       $15,941.48              $14,510.76                $13,901.31
6/1/2004       $15,998.87              $14,574.61                $13,962.47
7/1/2004       $16,210.05              $14,781.57                $14,160.74
8/1/2004       $16,534.25              $15,074.24                $14,441.12
9/1/2004       $16,621.88              $15,152.63                $14,516.22
10/1/2004      $16,764.83              $15,289.00                $14,646.86
11/1/2004      $16,627.36              $15,065.78                $14,433.02
12/1/2004      $16,830.21              $15,276.70                $14,635.08
1/1/2005       $16,986.74              $15,460.02                $14,810.70
2/1/2005       $16,930.68              $15,359.53                $14,714.43
3/1/2005       $16,824.02              $15,201.33                $14,562.87
4/1/2005       $17,089.84              $15,484.08                $14,833.74
5/1/2005       $17,211.17              $15,620.34                $14,964.28
6/1/2005       $17,317.88              $15,726.55                $15,066.04
7/1/2005       $17,239.95              $15,596.02                $14,940.99
8/1/2005       $17,414.08              $15,792.53                $15,129.25
9/1/2005       $17,297.40              $15,631.45                $14,974.93
10/1/2005      $17,191.89              $15,498.58                $14,847.64
11/1/2005      $17,274.41              $15,593.12                $14,938.21
12/1/2005      $17,422.97              $15,733.46                $15,072.66
1/1/2006       $17,470.01              $15,752.34                $15,090.74
2/1/2006       $17,587.06              $15,892.54                $15,225.05

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 5

  Fund Spotlight as of 2/28/06          Nuveen Massachusetts Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.03   $10.04    $9.95   $10.01
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0310  $0.0250  $0.0265  $0.0325
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0317  $0.0317  $0.0317  $0.0317
      --------------------------------------------------------------------
      Inception Date                    9/07/94  3/07/97 10/06/94 12/22/86
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 2/28/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           3.65% -0.68%
                 ---------------------------------------------
                 5-Year                           5.29%  4.40%
                 ---------------------------------------------
                 10-Year                          5.02%  4.57%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           2.80% -1.17%
                 ---------------------------------------------
                 5-Year                           4.47%  4.31%
                 ---------------------------------------------
                 10-Year                          4.43%  4.43%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           3.01%
                 ---------------------------------------------
                 5-Year                           4.68%
                 ---------------------------------------------
                 10-Year                          4.43%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           3.84%
                 ---------------------------------------------
                 5-Year                           5.49%
                 ---------------------------------------------
                 10-Year                          5.24%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                3.71%  3.55%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.74%  3.58%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.50%  5.26%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                2.99%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.99%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.40%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.20%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.19%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.69%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.90%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.93%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.78%
                 ---------------------------------------------

                            Average Annual Total Returns as of 3/31/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            3.63%       -0.75%
                            ------------------------------------------
                            5-Year            4.92%        4.02%
                            ------------------------------------------
                            10-Year           5.04%        4.59%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            2.88%       -1.09%
                            ------------------------------------------
                            5-Year            4.16%        3.98%
                            ------------------------------------------
                            10-Year           4.45%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            2.99%
                            ------------------------------------------
                            5-Year            4.34%
                            ------------------------------------------
                            10-Year           4.45%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            3.82%
                            ------------------------------------------
                            5-Year            5.12%
                            ------------------------------------------
                            10-Year           5.27%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $151,845
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.79
           ---------------------------------------------------------
           Average Duration                                     5.76
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2006.
2Paid December 1, 2005. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.0%.

                             Annual Report  Page 6

  Fund Spotlight as of 2/28/06          Nuveen Massachusetts Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

AAA/U.S. Guaranteed   66.7%
AA                    18.3%
A                      4.8%
BBB                    7.3%
BB or Lower            1.0%
N/R                    1.9%
Industries/1/

                    Tax Obligation/General            20.4%
                    ---------------------------------------
                    Health Care                       15.0%
                    ---------------------------------------
                    Education and Civic Organizations 13.4%
                    ---------------------------------------
                    U.S. Guaranteed                   13.3%
                    ---------------------------------------
                    Tax Obligation/Limited             8.6%
                    ---------------------------------------
                    Water and Sewer                    8.5%
                    ---------------------------------------
                    Long-Term Care                     6.1%
                    ---------------------------------------
                    Transportation                     5.7%
                    ---------------------------------------
                    Other                              9.0%
                    ---------------------------------------

1As a percentage of total holdings as of February 28, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (9/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (2/28/06)    $1,007.70 $1,003.10 $1,004.10 $1,008.70 $1,020.13 $1,017.26 $1,017.50 $1,021.62
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.68 $    7.55 $    7.30 $    3.19 $    4.71 $    7.60 $    7.35 $    3.21
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .94%, 1.52%, 1.47% and .64% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                             Annual Report  Page 7

  Fund Spotlight as of 2/28/06  Nuveen Massachusetts Insured Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $10.37   $10.38   $10.36   $10.40
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0320  $0.0255  $0.0270  $0.0335
      --------------------------------------------------------------------
      Latest Capital Gain and Ordinary
       Income Distribution/2/           $0.0412  $0.0412  $0.0412  $0.0412
      --------------------------------------------------------------------
      Inception Date                    9/07/94  3/06/97  9/15/94 12/22/86
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 2/28/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           3.48% -0.89%
                 ---------------------------------------------
                 5-Year                           4.76%  3.87%
                 ---------------------------------------------
                 10-Year                          4.74%  4.29%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           2.70% -1.27%
                 ---------------------------------------------
                 5-Year                           3.97%  3.80%
                 ---------------------------------------------
                 10-Year                          4.12%  4.12%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           2.78%
                 ---------------------------------------------
                 5-Year                           4.18%
                 ---------------------------------------------
                 10-Year                          4.14%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           3.64%
                 ---------------------------------------------
                 5-Year                           4.97%
                 ---------------------------------------------
                 10-Year                          4.94%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                3.70%  3.55%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.32%  3.18%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    4.88%  4.68%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                2.95%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.58%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.79%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.13%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.78%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.09%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.87%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.52%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.18%
                 ---------------------------------------------

                            Average Annual Total Returns as of 3/31/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            3.47%       -0.86%
                            ------------------------------------------
                            5-Year            4.42%        3.53%
                            ------------------------------------------
                            10-Year           4.79%        4.34%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            2.69%       -1.28%
                            ------------------------------------------
                            5-Year            3.64%        3.46%
                            ------------------------------------------
                            10-Year           4.16%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            2.88%
                            ------------------------------------------
                            5-Year            3.86%
                            ------------------------------------------
                            10-Year           4.21%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            3.64%
                            ------------------------------------------
                            5-Year            4.63%
                            ------------------------------------------
                            10-Year           5.00%
                            ------------------------------------------

            Portfolio Statistics
            Net Assets ($000)                                $88,854
            --------------------------------------------------------
            Average Effective Maturity on Securities (Years)   14.73
            --------------------------------------------------------
            Average Duration                                    5.66
            --------------------------------------------------------

--------------------------------------------------------------------------------
1Paid March 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2006.
2Paid December 1, 2005. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.0%.

                             Annual Report  Page 8

  Fund Spotlight as of 2/28/06  Nuveen Massachusetts Insured Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]

Insured                81.2%
U.S. Guaranteed        18.8%

The Fund features a portfolio of primarily investment-grade, long-term municipal investments. These investments are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.
Industries/1/

                    Tax Obligation/General            28.3%
                    ---------------------------------------
                    U.S. Guaranteed                   18.8%
                    ---------------------------------------
                    Housing/Multifamily               10.7%
                    ---------------------------------------
                    Health Care                       10.0%
                    ---------------------------------------
                    Tax Obligation/Limited             7.8%
                    ---------------------------------------
                    Education and Civic Organizations  7.5%
                    ---------------------------------------
                    Transportation                     5.7%
                    ---------------------------------------
                    Other                             11.2%
                    ---------------------------------------

1As a percentage of total holdings as of February 28, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 Hypothetical Performance
                                            Actual Performance            (5% annualized return before expenses)
                                  --------------------------------------- ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------------------------
Beginning Account Value (9/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------------------------
Ending Account Value (2/28/06)    $1,006.30 $1,002.60 $1,003.40 $1,007.20 $1,020.43 $1,016.96 $1,018.05 $1,021.47
-----------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    4.38 $    7.85 $    6.76 $    3.33 $    4.41 $    7.90 $    6.80 $    3.36
-----------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .88%, 1.58%, 1.36%, and .67% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                             Annual Report  Page 9

Portfolio of Investments
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND
February 28, 2006

   Principal                                                                 Optional Call
Amount (000)  Description                                                   Provisions (1) Ratings (2)           Value
-------------------------------------------------------------------------------------------------------------------------
              Consumer Discretionary - 1.0%

 $     1,500  Boston Industrial Development Financing Authority,            9/12 at 102.00         Ba3 $     1,543,470
               Massachusetts, Senior Revenue Bonds, Crosstown Center
               Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum
               Tax)
-------------------------------------------------------------------------------------------------------------------------
              Consumer Staples - 0.6%

         910  Puerto Rico, The Children's Trust Fund, Tobacco Settlement    5/12 at 100.00         BBB         932,595
               Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
-------------------------------------------------------------------------------------------------------------------------
              Education and Civic Organizations - 13.2%

       1,135  Massachusetts Development Finance Agency, Revenue Bonds,     10/15 at 100.00         AAA       1,192,760
               Boston University, Series 2005T-1, 5.000%, 10/01/39 -
               AMBAC Insured

       1,800  Massachusetts Development Finance Agency, Revenue Bonds,      9/15 at 100.00         AAA       1,885,320
               Western New England College, Series 2005A, 5.000%, 9/01/33
               - AGC Insured

       1,500  Massachusetts Development Finance Agency, Revenue Bonds,     10/15 at 100.00         Aaa       1,569,150
               Williston Northampton School, Series 2005B, 5.000%,
               10/01/37 - XLCA Insured

       3,000  Massachusetts Development Finance Authority, Revenue Bonds,   3/09 at 101.00           A       3,088,260
               Curry College, Series 1999A, 5.500%, 3/01/29 - ACA Insured

       3,075  Massachusetts Development Finance Authority, Revenue Bonds,   7/15 at 100.00         AAA       3,198,154
               Massachusetts College of Pharmacy and Allied Health
               Sciences, Series 2005D, 5.000%, 7/01/27 - AGC Insured

         750  Massachusetts Development Finance Authority, Revenue Bonds,   9/13 at 100.00         AA-         804,007
               Milton Academy, Series 2003A, 5.000%, 9/01/19

         895  Massachusetts Educational Finance Authority, Educational      1/12 at 100.00         AAA         923,040
               Loan Revenue Bonds, Series 2002E, 5.000%, 1/01/13 - AMBAC
               Insured (Alternative Minimum Tax)

       1,000  Massachusetts Health and Educational Facilities Authority,      No Opt. Call         AA-       1,108,290
               Revenue Bonds, Boston College, Series 1993K, 5.375%,
               6/01/14

       1,000  Massachusetts Health and Educational Facilities Authority,      No Opt. Call         AAA       1,117,660
               Revenue Bonds, Massachusetts Institute of Technology,
               Series 2004M, 5.250%, 7/01/15

         500  Massachusetts Health and Educational Facilities Authority,    7/13 at 100.00         AA+         526,150
               Revenue Bonds, Wellesley College, Series 2003H, 5.000%,
               7/01/26

         500  Massachusetts Health and Educational Facilities Authority,    7/13 at 100.00         AA+         531,510
               Revenue Bonds, Williams College, Series 2003H, 5.000%,
               7/01/21

         425  Puerto Rico Industrial, Tourist, Educational, Medical and     2/09 at 101.00        BBB-         438,328
               Environmental Control Facilities Financing Authority,
               Higher Education Revenue Bonds, Ana G. Mendez University
               System, Series 1999, 5.375%, 2/01/19

       1,000  University of Massachusetts Building Authority, Senior Lien  11/14 at 100.00         AAA       1,096,720
               Project Revenue Bonds, Series 2004-1, 5.250%, 11/01/24 -
               AMBAC Insured

              University of Massachusetts Building Authority, Senior Lien
              Project Revenue Bonds, Series 2005-1:
       1,495   5.000%, 5/01/14 - AMBAC Insured                                No Opt. Call         AAA       1,624,572
         860   5.000%, 5/01/15 - AMBAC Insured                                No Opt. Call         AAA         938,707
-------------------------------------------------------------------------------------------------------------------------
      18,935  Total Education and Civic Organizations                                                       20,042,628
-------------------------------------------------------------------------------------------------------------------------
              -------------------------------------------------------------------------------------------------------
              Health Care - 14.8%

       2,900  Massachusetts Development Finance Authority, Revenue Bonds,   8/09 at 101.00           A       3,061,530
               Northern Berkshire Community Services Inc., Series 1999A,
               6.250%, 8/15/29 - ACA Insured

       1,250  Massachusetts Health and Educational Facilities Authority,   10/11 at 101.00        BBB+       1,328,850
               Revenue Bonds, Berkshire Health System, Series 2001E,
               6.250%, 10/01/31

       3,000  Massachusetts Health and Educational Facilities Authority,   11/11 at 101.00          AA       3,138,390
               Revenue Bonds, Cape Cod Health Care Inc., Series 2001C,
               5.250%, 11/15/31 - RAAI Insured

       1,000  Massachusetts Health and Educational Facilities Authority,    7/12 at 101.00         BBB       1,086,650
               Revenue Bonds, Caritas Christi Obligated Group, Series
               2002B, 6.250%, 7/01/22

       1,000  Massachusetts Health and Educational Facilities Authority,    1/12 at 101.00           A       1,071,440
               Revenue Bonds, Covenant Health Systems Obligated Group,
               Series 2002, 6.000%, 7/01/31

----
10

   Principal                                                                 Optional Call
Amount (000)  Description                                                   Provisions (1) Ratings (2)           Value
----------------------------------------------------------------------------------------------------------------------
              Health Care (continued)

 $     1,000  Massachusetts Health and Educational Facilities Authority,    8/12 at 100.00         AAA $     1,068,290
               Revenue Bonds, Dartmouth - Hitchcock Obligated Group,
               Series 2002, 5.125%, 8/01/22 - FSA Insured

       1,250  Massachusetts Health and Educational Facilities Authority,    8/15 at 100.00          AA       1,279,325
               Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%,
               8/15/35 - RAAI Insured

       1,500  Massachusetts Health and Educational Facilities Authority,    7/08 at 101.00         AAA       1,518,090
               Revenue Bonds, Harvard Pilgrim Healthcare, Series 1998A,
               4.750%, 7/01/22 - FSA Insured

       1,770  Massachusetts Health and Educational Facilities Authority,    8/15 at 100.00         AAA       1,888,165
               Revenue Bonds, Lahey Clinic Medical Center, Series 2005C,
               5.000%, 8/15/21 - FGIC Insured

       1,400  Massachusetts Health and Educational Facilities Authority,    7/15 at 100.00        BBB-       1,421,588
               Revenue Bonds, Milton Hospital Project, Series 2005D,
               5.250%, 7/01/30

         600  Massachusetts Health and Educational Facilities Authority,    5/12 at 100.00         AAA         645,468
               Revenue Bonds, New England Medical Center Hospitals,
               Series 2002H, 5.375%, 5/15/19 - FGIC Insured

       2,785  Massachusetts Health and Educational Facilities Authority,    7/11 at 101.00         AA-       3,034,787
               Revenue Bonds, Partners HealthCare System Inc., Series
               2001C, 5.750%, 7/01/32

         375  Massachusetts Health and Educational Facilities Authority,    7/11 at 100.00         BBB         408,353
               Revenue Bonds, UMass Memorial Health Care, Series 2001C,
               6.625%, 7/01/32

       1,475  Massachusetts Health and Educational Facilities Authority,    7/15 at 100.00         BBB       1,486,402
               Revenue Bonds, UMass Memorial Health Care, Series 2005D,
               5.000%, 7/01/33
----------------------------------------------------------------------------------------------------------------------
      21,305  Total Health Care                                                                             22,437,328
----------------------------------------------------------------------------------------------------------------------
              -------------------------------------------------------------------------------------------------------
              Housing/Multifamily - 3.7%

       1,115  Framingham Housing Authority, Massachusetts, GNMA             8/10 at 105.00         AAA       1,231,651
               Collateralized Mortgage Revenue Refunding Bonds, Beaver
               Terrace Apartments, Series 2000A, 6.350%, 2/20/32

       2,855  Massachusetts Development Financing Authority, Assisted      12/09 at 102.00         N/R       2,801,183
               Living Revenue Bonds, Prospect House Apartments, Series
               1999, 7.000%, 12/01/31

         500  Massachusetts Housing Finance Agency, Housing Revenue         6/13 at 100.00         AA-         510,405
               Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative Minimum
               Tax)

       1,000  Massachusetts Industrial Finance Agency, FHA-Insured          1/08 at 102.00         AAA       1,056,590
               Mortgage Loan Bonds, Hudner Associates Projects, Series
               1997, 5.650%, 1/01/22 - MBIA Insured
----------------------------------------------------------------------------------------------------------------------
       5,470  Total Housing/Multifamily                                                                      5,599,829
----------------------------------------------------------------------------------------------------------------------
              -------------------------------------------------------------------------------------------------------
              Housing/Single Family - 0.6%

         650  Massachusetts Housing Finance Agency, Single Family Housing   6/10 at 100.00          AA         652,821
               Revenue Bonds, Series 84, 5.550%, 12/01/31 (Alternative
               Minimum Tax)

         300  Puerto Rico Housing Finance Authority, Mortgage-Backed        6/13 at 100.00         AAA         300,888
               Securities Program Home Mortgage Revenue Bonds, Series
               2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------
         950  Total Housing/Single Family                                                                      953,709
----------------------------------------------------------------------------------------------------------------------
              -------------------------------------------------------------------------------------------------------
              Industrials - 0.3%

         400  Massachusetts Development Finance Agency, Solid Waste           No Opt. Call         BBB         427,220
               Disposal Revenue Bonds, Waste Management Inc., Series
               2003, 5.450%, 6/01/14
----------------------------------------------------------------------------------------------------------------------
              Long-Term Care - 6.0%

          50  Massachusetts Development Finance Authority, First Mortgage   7/11 at 102.00        BBB-          53,495
               Revenue Bonds, Berkshire Retirement Community - Edgecombe
               Project, Series 2001A, 6.750%, 7/01/21

       1,790  Massachusetts Development Finance Authority, Revenue Bonds,   9/09 at 102.00          AA       1,923,659
               May Institute, Series 1999, 5.750%, 9/01/24 - RAAI Insured

         885  Massachusetts Health and Educational Facilities Authority,    7/06 at 100.00         AAA         886,531
               Revenue Bonds, Cable Housing and Health Services, Series
               1993A, 5.625%, 7/01/13 - MBIA Insured

         490  Massachusetts Industrial Finance Agency, FHA-Insured          8/06 at 102.00         AAA         500,594
               Project Revenue Bonds, Heights Crossing LP, Series 1995,
               6.000%, 2/01/15 (Alternative Minimum Tax)

         610  Massachusetts Industrial Finance Agency, First Mortgage       1/11 at 101.00        BBB-         608,902
               Revenue Bonds, Berkshire Retirement Community, Series
               1994B, 4.750%, 7/01/17

----
11

Portfolio of Investments
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND (continued)
February 28, 2006

   Principal                                                                 Optional Call
Amount (000)  Description                                                   Provisions (1) Ratings (2)           Value
----------------------------------------------------------------------------------------------------------------------
              Long-Term Care (continued)

 $     2,020  Massachusetts Industrial Finance Agency, GNMA                 6/09 at 102.00         AAA $     2,116,677
               Collateralized Assisted Living Facility Revenue Bonds,
               Arbors at Taunton LP, Series 1999, 5.500%, 6/20/40
               (Alternative Minimum Tax)

              Massachusetts Industrial Finance Agency, GNMA
              Collateralized Assisted Living Facility Revenue Bonds, TNG
              Draper Place Project, Series 1998:
         265   5.400%, 8/20/12 (Alternative Minimum Tax)                    8/08 at 105.00          AA         268,244
       2,490   6.450%, 8/20/39 (Alternative Minimum Tax)                    8/08 at 105.00          AA       2,727,446
----------------------------------------------------------------------------------------------------------------------
       8,600  Total Long-Term Care                                                                           9,085,548
----------------------------------------------------------------------------------------------------------------------
              -------------------------------------------------------------------------------------------------------
              Tax Obligation/General - 19.4%

       1,085  Amherst-Pelham Regional School District, Massachusetts,      11/15 at 101.00         AAA       1,191,460
               General Obligation Bonds, Series 2005, 5.000%, 11/15/17 -
               FSA Insured

         500  Ashland, Massachusetts, General Obligation Bonds, Series      5/15 at 100.00         Aaa         547,945
               2004, 5.250%, 5/15/23 - AMBAC Insured

       1,160  Beverly, Massachusetts, General Obligation Bonds, Series     11/13 at 100.00         Aaa       1,234,924
               2003, 5.000%, 11/01/21 - MBIA Insured

       1,000  Boston, Massachusetts, General Obligation Bonds, Series       8/11 at 100.00         Aa1       1,066,180
               2001B, 5.000%, 8/01/15

       1,500  Boston, Massachusetts, General Obligation Bonds, Series       1/15 at 100.00         Aa1       1,627,575
               2005A, 5.000%, 1/01/17

       3,130  Boston, Massachusetts, General Obligation Bonds, Series       1/16 at 100.00         Aa1       3,394,360
               2006A, 5.000%, 1/01/20

       1,090  Brookline, Massachusetts, General Obligation Bonds, Series    4/10 at 101.00         Aaa       1,169,799
               2000, 5.375%, 4/01/17

       1,000  Erving, Massachusetts, General Obligation Bonds, Series       6/12 at 101.00         BBB       1,068,030
               2002, 5.500%, 6/15/16

       1,000  Fall River, Massachusetts, General Obligation Bonds, Series   2/13 at 101.00         AAA       1,072,870
               2003, 5.000%, 2/01/21 - FSA Insured

       1,145  Falmouth, Massachusetts, General Obligation Bonds, Series     2/12 at 101.00         AA+       1,223,020
               2002, 5.000%, 2/01/19

         545  Lawrence, Massachusetts, General Obligation Bonds, Series     2/11 at 100.00         Aaa         576,288
               2001, 5.000%, 2/01/21 - AMBAC Insured

       1,335  Marlborough, Massachusetts, General Obligation Bonds,         6/09 at 101.00         Aaa       1,409,213
               Series 1999, 5.125%, 6/15/19 - FGIC Insured

       2,500  Massachusetts Bay Transportation Authority, General             No Opt. Call         AAA       3,132,750
               Obligation Transportation System Bonds, Series 1991A,
               7.000%, 3/01/21

       1,250  Massachusetts, General Obligation Bonds, Consolidated Loan,     No Opt. Call          AA       1,441,150
               Series 2002D, 5.500%, 8/01/19

       1,490  Northbridge, Massachusetts, General Obligation Bonds,         2/12 at 101.00         AAA       1,618,289
               Series 2002, 5.250%, 2/15/18 - AMBAC Insured

       1,000  Randolph, Massachusetts, General Obligation Bonds, Series       No Opt. Call         AAA       1,085,570
               2004, 5.000%, 9/01/13 - AMBAC Insured

       1,000  Reading, Massachusetts, General Obligation Bonds, Series      3/14 at 100.00         AAA       1,081,570
               2004, 5.000%, 3/15/15 - MBIA Insured

       1,415  Springfield, Massachusetts, General Obligation Bonds,         1/13 at 100.00         AAA       1,532,615
               Series 2003, 5.250%, 1/15/23 - MBIA Insured

              Westfield, Massachusetts, General Obligation Bonds, Series
              2004:
         695   5.000%, 8/01/18 - AMBAC Insured                              8/14 at 100.50         AAA         752,720
         690   5.000%, 8/01/19 - AMBAC Insured                              8/14 at 100.50         AAA         744,724

         500  Woburn, Massachusetts, General Obligation Bonds, Series      11/15 at 100.00         Aaa         542,615
               2005, 5.000%, 11/15/19 - MBIA Insured

       1,825  Worcester, Massachusetts, General Obligation Bonds, Series    7/15 at 100.00         AAA       1,969,686
               2005A, 5.000%, 7/01/19 - FGIC Insured
----------------------------------------------------------------------------------------------------------------------
      26,855  Total Tax Obligation/General                                                                  29,483,353
----------------------------------------------------------------------------------------------------------------------
              -------------------------------------------------------------------------------------------------------
              Tax Obligation/Limited - 8.5%

         680  Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,    5/13 at 100.00         AAA         711,001
               Series 2002, 5.000%, 5/01/32 - AMBAC Insured

         395  Martha's Vineyard Land Bank, Massachusetts, Revenue Bonds,    5/14 at 100.00         AAA         419,320
               Series 2004, 5.000%, 5/01/26 - AMBAC Insured

       1,610  Massachusetts Bay Transportation Authority, Assessment        7/15 at 100.00         AAA       1,742,873
               Bonds, Series 2005A, 5.000%, 7/01/18

         770  Massachusetts Bay Transportation Authority, Senior Lien         No Opt. Call         AAA         875,251
               Sales Tax Revenue Bonds, Series 2004C, 5.250%, 7/01/21

         550  Massachusetts College Building Authority, Project Revenue     5/14 at 100.00         AAA         588,990
               Bonds, Series 2004A, 5.000%, 5/01/19 - MBIA Insured

         815  Massachusetts College Building Authority, Project Revenue     5/16 at 100.00         AAA         866,752
               Bonds, Series 2006A, 5.000%, 5/01/31 (WI/DD, Settling
               3/08/06) - AMBAC Insured

----
12

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited (continued)

 $     1,125 Massachusetts College Building Authority, Project Revenue       No Opt. Call         AAA $     1,295,258
              Refunding Bonds, Series 2003B, 5.375%, 5/01/23 - XLCA
              Insured

       1,600 Massachusetts School Building Authority, Dedicated Sales      8/15 at 100.00         AAA       1,724,352
              Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/20 - FSA
              Insured

         670 Massachusetts, Special Obligation Dedicated Tax Revenue         No Opt. Call         AAA         741,784
              Bonds, Series 2005, 5.000%, 1/01/20 - FGIC Insured

       2,000 Massachusetts, Special Obligation Refunding Notes, Federal      No Opt. Call         Aaa       2,156,060
              Highway Grant Anticipation Note Program, Series 2003A,
              5.000%, 12/15/13 - FSA Insured

       1,500 Puerto Rico, Highway Revenue Bonds, Highway and                 No Opt. Call         AAA       1,738,380
              Transportation Authority, Series 2003AA, 5.500%, 7/01/19 -
              MBIA Insured
---------------------------------------------------------------------------------------------------------------------
      11,715 Total Tax Obligation/Limited                                                                  12,860,021
---------------------------------------------------------------------------------------------------------------------
             -------------------------------------------------------------------------------------------------------
             Transportation - 5.6%

       3,835 Massachusetts Port Authority, Revenue Bonds, Series 2003A,    7/13 at 100.00         AAA       4,072,424
              5.000%, 7/01/24 - MBIA Insured

       2,300 Massachusetts Port Authority, Revenue Bonds, Series 2005A,    7/15 at 100.00         AAA       2,450,903
              5.000%, 7/01/23 - AMBAC Insured

       1,950 Massachusetts Port Authority, Special Facilities Revenue      1/11 at 101.00         AAA       1,978,958
              Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27
              - AMBAC Insured (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
       8,085 Total Transportation                                                                           8,502,285
---------------------------------------------------------------------------------------------------------------------
             -------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 13.1% (3)

         250 Massachusetts Bay Transportation Authority, Certificates of  12/06 at 100.00     AA- (3)         258,920
              Participation, Series 1988, 7.800%, 1/15/14 (Pre-refunded
              12/22/06)

         600 Massachusetts Bay Transportation Authority, General           3/07 at 101.00      AA (3)         615,522
              Obligation Transportation System Bonds, Series 1997D,
              5.000%, 3/01/27 (Pre-refunded 3/01/07)

       2,000 Massachusetts Development Finance Authority, Revenue Bonds,   1/10 at 101.00         Aaa       2,242,140
              Massachusetts College of Pharmacy and Allied Health
              Sciences, Series 1999B, 6.625%, 7/01/20 (Pre-refunded
              1/01/10)

       1,680 Massachusetts Health and Educational Facilities Authority,    8/10 at 100.00         AAA       1,729,879
              FHA-Insured Revenue Bonds, Malden Hospital, Series 1982A,
              5.000%, 8/01/16 (Pre-refunded 8/01/10)

       1,285 Massachusetts Health and Educational Facilities Authority,    2/07 at 102.00     Aa2 (3)       1,342,414
              FHA-Insured Revenue Refunding Bonds, Youville Hospital,
              Series 1997A, 6.250%, 2/15/41 (Pre-refunded 2/15/07)

         700 Massachusetts Health and Educational Facilities Authority,    7/06 at 100.00         Aaa         706,440
              Revenue Bonds, Daughters of Charity National Health System
              - Carney Hospital, Series 1994D, 6.100%, 7/01/14
              (Pre-refunded 7/01/06)

       3,000 Massachusetts Health and Educational Facilities Authority,    7/10 at 101.00     N/R (3)       3,360,060
              Revenue Bonds, Winchester Hospital, Series 2000E, 6.750%,
              7/01/30 (Pre-refunded 7/01/10)

       1,500 Massachusetts Industrial Finance Agency, Healthcare           5/07 at 102.00     N/R (3)       1,560,555
              Facilities Revenue Bonds, Jewish Geriatric Services Inc.
              Obligated Group, Series 1997B, 5.500%, 5/15/27
              (Pre-refunded 5/15/07)

         535 Massachusetts Port Authority, Revenue Bonds, Series 1982,     7/06 at 100.00         AAA         728,440
              13.000%, 7/01/13 (ETM)

       1,860 Massachusetts, General Obligation Bonds, Consolidated Loan,   1/13 at 100.00      AA (3)       1,999,649
              Series 2003A, 5.000%, 1/01/22 (Pre-refunded 1/01/13)

       1,250 Massachusetts, General Obligation Bonds, Consolidated Loan,   8/14 at 100.00      AA (3)       1,349,288
              Series 2004B, 5.000%, 8/01/24 (Pre-refunded 8/01/14)

       1,500 Massachusetts, Special Obligation Dedicated Tax Revenue       1/14 at 100.00         AAA       1,643,565
              Bonds, Series 2004, 5.250%, 1/01/25 (Pre-refunded 1/01/14)
              - FGIC Insured

       1,000 Massachusetts, Special Obligation Revenue Refunding Bonds,    6/12 at 100.00         AAA       1,092,050
              Series 2002A, 5.375%, 6/01/19 (Pre-refunded 6/01/12) -
              FGIC Insured

       1,200 University of Massachusetts Building Authority, Senior Lien  11/13 at 100.00         AAA       1,322,556
              Project Revenue Bonds, Series 2003-1, 5.250%, 11/01/18
              (Pre-refunded 11/01/13) - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------
      18,360 Total U.S. Guaranteed                                                                         19,951,478
---------------------------------------------------------------------------------------------------------------------
             Utilities - 2.7%

       1,000 Massachusetts Development Finance Agency, Resource Recovery   1/12 at 101.00         AAA       1,101,390
              Revenue Bonds, SEMass System, Series 2001A, 5.625%,
              1/01/16 - MBIA Insured

----
13

Portfolio of Investments
NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND (continued)
February 28, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
------------------------------------------------------------------------------------------------------------------------
             Utilities (continued)

 $       625 Massachusetts Development Finance Agency, Solid Waste         8/16 at 100.00        Baa1 $       633,088
              Disposal Revenue Bonds, Dominion Energy Brayton Point
              Project, Series 2006, 5.000%, 2/01/36 (Alternative Minimum
              Tax)

       1,000 Massachusetts Industrial Finance Agency, Resource Recovery   12/08 at 102.00         BBB       1,023,300
              Revenue Refunding Bonds, Ogden Haverhill Project, Series
              1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

       1,240 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/15 at 100.00         AAA       1,316,421
              Series 2005RR, 5.000%, 7/01/35 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------
       3,865 Total Utilities                                                                                4,074,199
------------------------------------------------------------------------------------------------------------------------
             -------------------------------------------------------------------------------------------------------
             Water and Sewer - 8.4%

       2,000 Boston Water and Sewerage Commission, Massachusetts,         11/14 at 100.00          AA       2,126,420
              General Revenue Bonds, Senior Series 2004A, 5.000%,
              11/01/25

       1,500 Massachusetts Water Pollution Abatement Trust, Pooled Loan    8/13 at 100.00         AAA       1,595,190
              Program Bonds, Series 9, 5.000%, 8/01/22

       2,000 Massachusetts Water Pollution Abatement Trust, Pooled Loan    8/14 at 100.00         AAA       2,120,500
              Program Bonds, Series 10, 5.000%, 8/01/26

       1,750 Massachusetts Water Pollution Abatement Trust, Pooled Loan    8/15 at 100.00         AAA       1,765,890
              Program Bonds, Series 11, 4.500%, 8/01/29

       1,500 Massachusetts Water Pollution Abatement Trust, Revenue        8/12 at 100.00         AAA       1,620,705
              Bonds, MWRA Loan Program, Series 2002A, 5.250%, 8/01/20

             Massachusetts Water Resources Authority, General Revenue
             Bonds, Series 2005A:

       1,585 5.000%, 8/01/28 - MBIA Insured                                8/17 at 100.00         AAA       1,698,343
       1,750 5.000%, 8/01/29 - MBIA Insured                                8/17 at 100.00         AAA       1,873,498
------------------------------------------------------------------------------------------------------------------------
      12,085 Total Water and Sewer                                                                         12,800,546
------------------------------------------------------------------------------------------------------------------------
 $   139,035 Total Long-Term Investments (cost $143,019,751) - 97.9%                                      148,694,209
------------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.8%

       1,150 Puerto Rico Government Development Bank, Adjustable             No Opt. Call      VMIG-1       1,150,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 3.060%, 12/01/15 - MBIA Insured (4)
------------------------------------------------------------------------------------------------------------------------
 $     1,150 Total Short-Term Investments (cost $1,150,000)                                                 1,150,000
------------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $144,169,751) - 98.7%                                                149,844,209
             -------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.3%                                                           2,000,631
             -------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                        $   151,844,840
             -------------------------------------------------------------------------------------------------------

            (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
            (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
            (3) Investment is backed by an escrow or trust containing
                sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
            (4) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
            N/R Investment is not rated.
          WI/DD  Investment purchased on a when-issued or delayed delivery basis.
          (ETM) Investment is escrowed to maturity.

                                See accompanying notes to financial statements.

----
14

Portfolio of Investments
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND
February 28, 2006


   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)          Value
--------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 7.3%

 $       865 Massachusetts Development Finance Agency, Revenue Bonds,     10/15 at 100.00         AAA $      909,020
              Boston University, Series 2005T-1, 5.000%, 10/01/39 -
              AMBAC Insured

       1,500 Massachusetts Development Finance Agency, Revenue Bonds,     10/15 at 100.00         Aaa      1,569,150
              Williston Northampton School, Series 2005B, 5.000%,
              10/01/37 - XLCA Insured

       1,790 Massachusetts Educational Finance Authority, Educational      1/12 at 100.00         AAA      1,846,081
              Loan Revenue Bonds, Series 2002E, 5.000%, 1/01/13 - AMBAC
              Insured (Alternative Minimum Tax)

       1,000 Massachusetts Health and Educational Facilities Authority,   10/12 at 100.00         AAA      1,097,960
              Revenue Bonds, University of Massachusetts - Worcester
              Campus, Series 2002C, 5.500%, 10/01/18 - MBIA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,   10/14 at 100.00         AAA      1,096,190
              Revenue Bonds, University of Massachusetts, Series 2005D,
              5.250%, 10/01/24 - FGIC Insured
--------------------------------------------------------------------------------------------------------------------
       6,155 Total Education and Civic Organizations                                                       6,518,401
--------------------------------------------------------------------------------------------------------------------
             -------------------------------------------------------------------------------------------------------
             Health Care - 9.8%

       2,000 Boston, Massachusetts, Special Obligation Bonds, Boston       8/12 at 100.00         AAA      2,128,000
              Medical Center, Series 2002, 5.000%, 8/01/18 - MBIA Insured

          10 Massachusetts Health and Educational Facilities Authority,    7/06 at 100.00         AAA         10,116
              Revenue Bonds, Capital Asset Program, Series 1989G-2,
              7.200%, 7/01/09 - MBIA Insured

       1,205 Massachusetts Health and Educational Facilities Authority,    7/08 at 102.00         AAA      1,264,081
              Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%,
              7/01/25 - MBIA Insured

       1,000 Massachusetts Health and Educational Facilities Authority,    8/12 at 100.00         AAA      1,068,290
              Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series
              2002, 5.125%, 8/01/22 - FSA Insured

       1,230 Massachusetts Health and Educational Facilities Authority,    8/15 at 100.00         AAA      1,312,115
              Revenue Bonds, Lahey Clinic Medical Center, Series 2005C,
              5.000%, 8/15/21 - FGIC Insured

         600 Massachusetts Health and Educational Facilities Authority,    5/12 at 100.00         AAA        645,468
              Revenue Bonds, New England Medical Center Hospitals,
              Series 2002H, 5.375%, 5/15/19 - FGIC Insured

       2,290 Puerto Rico Industrial, Tourist, Educational, Medical and     7/06 at 101.00         AAA      2,318,579
              Environmental Control Facilities Financing Authority,
              Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series
              1995A, 6.250%, 7/01/16 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
       8,335 Total Health Care                                                                             8,746,649
--------------------------------------------------------------------------------------------------------------------
             -------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 10.5%

       2,500 Massachusetts Development Finance Authority, GNMA             3/12 at 105.00         AAA      2,771,500
              Collateralized Assisted Living Facility Revenue Bonds,
              Arbors at Chicopee, Series 2001A, 6.250%, 9/20/42
              (Alternative Minimum Tax)

       2,500 Massachusetts Development Finance Authority, GNMA            10/11 at 105.00         AAA      2,803,150
              Collateralized Revenue Bonds, VOA Concord Assisted Living
              Inc., Series 2000A, 6.900%, 10/20/41

         340 Massachusetts Housing Finance Agency, Housing Development     6/08 at 101.00         AAA        343,199
              Revenue Bonds, Series 1998A, 5.375%, 6/01/16 - MBIA
              Insured (Alternative Minimum Tax)

         640 Massachusetts Industrial Finance Agency, FHA-Insured          1/08 at 102.00         AAA        676,218
              Mortgage Loan Bonds, Hudner Associates Projects, Series
              1997, 5.650%, 1/01/22 - MBIA Insured

       2,575 Somerville Housing Authority, Massachusetts, GNMA             5/12 at 103.00         AAA      2,733,285
              Collateralized Mortgage Revenue Bonds, Clarendon Hill
              Towers, Series 2002, 5.200%, 11/20/22
--------------------------------------------------------------------------------------------------------------------
       8,555 Total Housing/Multifamily                                                                     9,327,352
--------------------------------------------------------------------------------------------------------------------
             -------------------------------------------------------------------------------------------------------
             Long-Term Care - 3.8%

       3,185 Massachusetts Industrial Finance Agency, GNMA                12/07 at 102.00         AAA      3,341,638
              Collateralized Assisted Living Facility Revenue Bonds,
              Arbors at Amherst LP, Series 1997, 5.950%, 6/20/39
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General - 25.4%

         585 Brookline, Massachusetts, General Obligation Bonds, Series    4/10 at 101.00         Aaa        627,828
              2000, 5.375%, 4/01/18

       1,520 Fall River, Massachusetts, General Obligation Bonds, Series   2/13 at 101.00         AAA      1,659,414
              2003, 5.250%, 2/01/17 - FSA Insured

       1,265 Freetown Lakeville Regional School District, Plymouth         1/13 at 101.00         AAA      1,372,183
              County, Massachusetts, General Obligation Bonds, Series
              2003, 5.000%, 1/01/15 - MBIA Insured

       1,000 Lawrence, Massachusetts, General Obligation Bonds, Series     2/11 at 100.00         Aaa      1,057,410
              2001, 5.000%, 2/01/21 - AMBAC Insured

----
15

Portfolio of Investments
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND (continued)
February 28, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)          Value
-----------------------------------------------------------------------------------------------------------------------
             Tax Obligation/General (continued)

 $     1,000 Massachusetts Bay Transportation Authority, General           3/08 at 101.00         AAA $    1,036,040
              Obligation Transportation System Bonds, Series 1998A,
              5.000%, 3/01/18 - MBIA Insured

       3,000 Massachusetts, General Obligation Bonds, Consolidated Loan,     No Opt. Call         AAA      3,432,389
              Series 2001D, 6.000%, 11/01/13 - MBIA Insured

       1,500 Monson, Massachusetts, Unlimited Tax General Obligation         No Opt. Call         AAA      1,608,525
              School Refunding Bonds, Series 1993, 5.500%, 10/15/10 -
              MBIA Insured

       1,250 Northampton, Massachusetts, General Obligation Bonds,         9/12 at 101.00         Aaa      1,342,188
              Series 2002, 5.000%, 9/01/19 - MBIA Insured

         190 Northfield, Massachusetts, General Obligation Bonds, Series   4/06 at 100.00         AAA        190,712
              1992, 6.350%, 10/15/09 - MBIA Insured

       1,350 Norwell, Massachusetts, General Obligation Bonds, Series        No Opt. Call         AAA      1,450,265
              2005, 5.000%, 2/15/25 - AMBAC Insured

       1,230 Pioneer Valley Regional School District, Massachusetts,       6/12 at 101.00         Aaa      1,349,027
              General Obligation Bonds, Series 2002, 5.375%, 6/15/19 -
              AMBAC Insured

       2,200 Puerto Rico, Public Improvement Bonds, TICS/TOCS, Series        No Opt. Call         AAA      3,088,228
              2001, 9.094%, 7/01/19 - FSA Insured (IF)

       1,770 Reading, Massachusetts, General Obligation Bonds, Series      3/14 at 100.00         AAA      1,908,272
              2004, 5.000%, 3/15/16 - MBIA Insured

       1,000 Tantasqua Regional School District, Massachusetts, General   10/15 at 100.00         Aaa      1,089,120
              Obligation Bonds, Series 2005, 5.000%, 10/01/16 - FSA
              Insured

         220 Taunton, Massachusetts, General Obligation Bonds, Series      3/06 at 101.00         AAA        222,838
              1991, 6.800%, 9/01/09 - MBIA Insured

         500 Woburn, Massachusetts, General Obligation Bonds, Series      11/15 at 100.00         Aaa        542,615
              2005, 5.000%, 11/15/19 - MBIA Insured

         545 Worcester, Massachusetts, General Obligation Bonds, Series    8/11 at 100.00         AAA        593,260
              2001A, 5.500%, 8/15/18 - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------
      20,125 Total Tax Obligation/General                                                                 22,570,314
-----------------------------------------------------------------------------------------------------------------------
             -------------------------------------------------------------------------------------------------------
             Tax Obligation/Limited - 7.7%

       1,160 Massachusetts College Building Authority, Project Revenue     5/14 at 100.00         AAA      1,248,694
              Bonds, Series 2004A, 5.000%, 5/01/17 - MBIA Insured

         560 Massachusetts College Building Authority, Project Revenue     5/16 at 100.00         AAA        595,560
              Bonds, Series 2006A, 5.000%, 5/01/31 (WI/DD, Settling
              3/08/06) - AMBAC Insured

       1,000 Massachusetts College Building Authority, Project Revenue       No Opt. Call         AAA      1,123,640
              Refunding Bonds, Series 2003B, 5.375%, 5/01/17 - XLCA
              Insured

       1,100 Massachusetts School Building Authority, Dedicated Sales      8/15 at 100.00         AAA      1,185,492
              Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/20 - FSA
              Insured

         460 Massachusetts, Special Obligation Dedicated Tax Revenue         No Opt. Call         AAA        509,284
              Bonds, Series 2005, 5.000%, 1/01/20 - FGIC Insured

       2,000 Puerto Rico Highway and Transportation Authority, Highway     7/14 at 100.00         AAA      2,157,480
              Revenue Bonds, Series 2004J, 5.000%, 7/01/18 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------
       6,280 Total Tax Obligation/Limited                                                                  6,820,150
-----------------------------------------------------------------------------------------------------------------------
             -------------------------------------------------------------------------------------------------------
             Transportation - 5.6%

       1,000 Massachusetts Port Authority, Revenue Bonds, Series 2003C,    7/13 at 100.00         AAA      1,068,600
              5.000%, 7/01/18 - MBIA Insured

       1,630 Massachusetts Port Authority, Revenue Bonds, Series 2005A,    7/15 at 100.00         AAA      1,736,944
              5.000%, 7/01/23 - AMBAC Insured

         100 Massachusetts Port Authority, Special Facilities Revenue      1/11 at 101.00         AAA        101,485
              Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27
              - AMBAC Insured (Alternative Minimum Tax)

       2,000 Massachusetts Turnpike Authority, Metropolitan Highway        1/07 at 102.00         AAA      2,039,380
              System Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37
              - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------
       4,730 Total Transportation                                                                          4,946,409
-----------------------------------------------------------------------------------------------------------------------
             -------------------------------------------------------------------------------------------------------
             U.S. Guaranteed - 18.4% (3)

       2,000 Massachusetts Bay Transportation Authority, Senior Sales      7/12 at 100.00         AAA      2,155,640
              Tax Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/32
              (Pre-refunded 7/01/12)

       1,000 Massachusetts Health and Educational Facilities Authority,    7/06 at 102.00         AAA      1,028,780
              Revenue Bonds, Baystate Medical Center, Series 1996E,
              6.000%, 7/01/26 (Pre-refunded 7/01/06) - FSA Insured

         295 Massachusetts Health and Educational Facilities Authority,    7/21 at 100.00         AAA        325,884
              Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%,
              7/01/25 (Pre-refunded 7/01/21) - MBIA Insured

----
16

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)          Value
--------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (3) (continued)
 $     1,000 Massachusetts Industrial Finance Agency, Revenue Bonds,       7/08 at 102.00         AAA $    1,053,580
              Western New England College, Series 1998, 5.000%, 7/01/28
              (Pre-refunded 7/01/08) - AMBAC Insured
         850 Massachusetts Municipal Wholesale Electric Company, Power     7/06 at 100.00         AAA        883,048
              Supply System Revenue Bonds, Nuclear Project 6, Series
              1993A, 5.000%, 7/01/10 - AMBAC Insured (ETM)
       2,450 Massachusetts Water Resources Authority, General Revenue      8/13 at 100.00         AAA      2,642,203
              Bonds, Series 2004D, 5.000%, 8/01/15 (Pre-refunded
              8/01/13) - MBIA Insured
       1,000 Massachusetts, General Obligation Bonds, Consolidated Loan,   3/12 at 100.00         AAA      1,096,060
              Series 2002B, 5.500%, 3/01/17 (Pre-refunded 3/01/12) - FSA
              Insured
       2,000 Massachusetts, Special Obligation Dedicated Tax Revenue       1/14 at 100.00         AAA      2,191,420
              Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14)
              - FGIC Insured
       2,575 Tantasqua Regional School District, Massachusetts, General    8/10 at 101.00         Aaa      2,755,920
              Obligation Bonds, Series 2000, 5.000%, 8/15/19
              (Pre-refunded 8/15/10) - FSA Insured

       2,000 University of Massachusetts Building Authority, Senior Lien  11/14 at 100.00         AAA      2,235,840
              Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/18
              (Pre-refunded 11/01/14) - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------
      15,170 Total U.S. Guaranteed                                                                        16,368,375
--------------------------------------------------------------------------------------------------------------------
             ------------------------------------------------------------------------------------------------------
             Utilities - 3.8%
       1,500 Massachusetts Development Finance Agency, Resource Recovery   1/12 at 101.00         AAA      1,652,085
              Revenue Bonds, SEMass System, Series 2001A, 5.625%,
              1/01/16 - MBIA Insured

       1,600 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/10 at 101.00         AAA      1,708,544
              Series 2000HH, 5.250%, 7/01/29 - FSA Insured
--------------------------------------------------------------------------------------------------------------------
       3,100 Total Utilities                                                                               3,360,629
--------------------------------------------------------------------------------------------------------------------
             ------------------------------------------------------------------------------------------------------
             Water and Sewer - 3.4%
       1,000 Massachusetts Water Resources Authority, General Revenue        No Opt. Call         AAA      1,132,740
              Bonds, Series 2002J, 5.250%, 8/01/19 - FSA Insured
         750 Massachusetts Water Resources Authority, General Revenue      8/17 at 100.00         AAA        803,633
              Bonds, Series 2005A, 5.000%, 8/01/28 - MBIA Insured

       1,000 Springfield Water and Sewerage Commission, Massachusetts,     7/14 at 100.00         AAA      1,063,350
              General Revenue Bonds, Series 2003A, 5.000%, 7/01/23 -
              MBIA Insured
--------------------------------------------------------------------------------------------------------------------
       2,750 Total Water and Sewer                                                                         2,999,723
--------------------------------------------------------------------------------------------------------------------
 $    78,385 Total Long-Term Investments (cost $81,487,200) - 95.7%                                       84,999,640
--------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 2.3%

       2,050 Puerto Rico Government Development Bank, Adjustable             No Opt. Call      VMIG-1      2,050,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 3.060%, 12/01/15 - MBIA Insured (4)
--------------------------------------------------------------------------------------------------------------------
 $     2,050 Total Short-Term Investments (cost $2,050,000)                                                2,050,000
--------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $83,537,200) - 98.0%                                                 87,049,640
             ------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 2.0%                                                          1,804,830
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                        $   88,854,470
             ------------------------------------------------------------------------------------------------------

           Primarily all of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

            (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
            (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade. The ratings shown for inverse floating rate investments represent those of the underlying bonds and not the inverse floating rate investments themselves. Inverse floating rate investments likely present greater credit risk to the holders of such investments than to those holders of the underlying bonds.
            (3) Investment is backed by an escrow or trust containing
                sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.
            (4) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
          WI/DD  Investment purchased on a when-issued or delayed delivery basis.
          (ETM) Investment is escrowed to maturity.
           (IF) Inverse floating rate investment.

                                See accompanying notes to financial statements.

----
17

Statement of Assets and Liabilities
February 28, 2006

                                                                                       Massachusetts
                                                                        Massachusetts        Insured
----------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $144,169,751 and $83,537,200, respectively)  $149,844,209    $87,049,640
Cash                                                                        1,453,140        730,279
Receivables:
  Interest                                                                  1,589,076      1,007,689
  Investments sold                                                                 --      1,020,000
  Shares sold                                                                 424,351        171,927
Other assets                                                                      682            452
----------------------------------------------------------------------------------------------------
    Total assets                                                          153,311,458     89,979,987
----------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                       863,533        593,348
  Shares redeemed                                                               1,255        174,750
Accrued expenses:
  Management fees                                                              61,716         36,125
  12b-1 distribution and service fees                                          22,193         13,582
  Other                                                                        52,979         41,578
Dividends payable                                                             464,942        266,134
----------------------------------------------------------------------------------------------------
    Total liabilities                                                       1,466,618      1,125,517
----------------------------------------------------------------------------------------------------
Net assets                                                               $151,844,840    $88,854,470
----------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                               $ 72,518,652    $24,152,816
Shares outstanding                                                          7,233,117      2,330,025
Net asset value per share                                                $      10.03    $     10.37
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                        $      10.47    $     10.82
----------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                               $  5,989,147    $ 6,121,078
Shares outstanding                                                            596,281        589,943
Net asset value and offering price per share                             $      10.04    $     10.38
----------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                               $ 12,159,808    $ 9,895,197
Shares outstanding                                                          1,221,744        954,978
Net asset value and offering price per share                             $       9.95    $     10.36
----------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                               $ 61,177,233    $48,685,379
Shares outstanding                                                          6,113,670      4,682,166
Net asset value and offering price per share                             $      10.01    $     10.40
----------------------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------------------
Capital paid-in                                                          $146,355,095    $85,036,960
Undistributed (Over-distribution of) net investment income                   (170,028)        41,569
Accumulated net realized gain (loss) from investments                         (14,685)       263,501
Net unrealized appreciation (depreciation) of investments                   5,674,458      3,512,440
----------------------------------------------------------------------------------------------------
Net assets                                                               $151,844,840    $88,854,470
----------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
18

Statement of Operations
Year Ended February 28, 2006

                                                                                   Massachusetts
                                                                    Massachusetts        Insured
-------------------------------------------------------------------------------------------------
Investment Income                                                      $6,524,433     $4,143,301
-------------------------------------------------------------------------------------------------
Expenses
Management fees                                                           743,496        477,214
12b-1 service fees - Class A                                              116,265         42,780
12b-1 distribution and service fees - Class B                              61,372         61,310
12b-1 distribution and service fees - Class C                              86,188         82,060
Shareholders' servicing agent fees and expenses                            93,758         58,156
Custodian's fees and expenses                                              43,911         38,094
Trustees' fees and expenses                                                 3,027          1,923
Professional fees                                                          12,171         10,335
Shareholders' reports - printing and mailing expenses                      35,972         24,237
Federal and state registration fees                                         4,919          4,462
Other expenses                                                              5,076          4,313
-------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                              1,206,155        804,884
  Custodian fee credit                                                    (26,003)        (9,690)
-------------------------------------------------------------------------------------------------
Net expenses                                                            1,180,152        795,194
-------------------------------------------------------------------------------------------------
Net investment income                                                   5,344,281      3,348,107
-------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments                                 287,346        514,664
Net change in unrealized appreciation (depreciation) of investments      (671,161)      (902,262)
-------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                  (383,815)      (387,598)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                  $4,960,466     $2,960,509
-------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
19

Statement of Changes in Net Assets

                                                                             Massachusetts           Massachusetts Insured
                                                                      --------------------------  --------------------------
                                                                         Year Ended    Year Ended    Year Ended    Year Ended
                                                                            2/28/06       2/28/05       2/28/06       2/28/05
-----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $  5,344,281  $  4,709,279  $  3,348,107  $  3,598,471
Net realized gain (loss) from investments                                  287,346       164,166       514,664       391,096
Net change in unrealized appreciation (depreciation) of investments       (671,161)     (524,059)     (902,262)   (2,317,158)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                    4,960,466     4,349,386     2,960,509     1,672,409
-----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                               (2,255,981)   (1,388,915)     (798,886)     (821,809)
  Class B                                                                 (205,231)     (244,478)     (192,772)     (226,130)
  Class C                                                                 (387,327)     (379,301)     (346,437)     (430,939)
  Class R                                                               (2,523,779)   (2,711,619)   (1,937,309)   (2,141,575)
From accumulated net realized gains:
  Class A                                                                 (185,446)           --       (74,219)     (118,836)
  Class B                                                                  (18,317)           --       (22,254)      (38,675)
  Class C                                                                  (35,602)           --       (36,222)      (71,126)
  Class R                                                                 (179,325)           --      (170,385)     (291,343)
-----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (5,791,008)   (4,724,313)   (3,578,484)   (4,140,433)
-----------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                            42,379,084    25,154,774     7,821,591     5,239,680
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                        2,938,734     2,696,361     2,415,020     2,764,948
-----------------------------------------------------------------------------------------------------------------------------
                                                                        45,317,818    27,851,135    10,236,611     8,004,628
Cost of shares redeemed                                                (19,782,789)  (13,540,039)  (11,168,735)  (10,717,819)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions      25,535,029    14,311,096      (932,124)   (2,713,191)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                   24,704,487    13,936,169    (1,550,099)   (5,181,215)
Net assets at the beginning of year                                    127,140,353   113,204,184    90,404,569    95,585,784
-----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                         $151,844,840  $127,140,353  $ 88,854,470  $ 90,404,569
-----------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of year                                                              $   (170,028) $   (141,992) $     41,569  $    (25,459)
-----------------------------------------------------------------------------------------------------------------------------

                                See accompanying notes to financial statements.

----
20

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Massachusetts Municipal Bond Fund ("Massachusetts") and the Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At February 28, 2006, Massachusetts and Massachusetts Insured had outstanding when-issued and delayed delivery purchase commitments of $863,533 and $593,348, respectively.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Massachusetts state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.


----
21

Insurance
Massachusetts Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds are authorized to invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended February 28, 2006, Massachusetts Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Massachusetts did not invest in any such instruments during the fiscal year ended February 28, 2006.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


----
22

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                       Massachusetts
                                                    --------------------------------------------------
                                                           Year Ended                Year Ended
                                                             2/28/06                   2/28/05
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            3,759,044  $ 37,733,181   2,278,620  $ 22,675,538
  Class A - automatic conversion of Class B shares      24,575       247,480          --            --
  Class B                                               16,969       169,736      35,573       355,153
  Class C                                              301,003     2,992,717     144,522     1,435,009
  Class R                                              123,838     1,235,970      69,727       689,074
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                               71,075       713,174      59,971       596,979
  Class B                                               10,446       105,012       8,777        87,518
  Class C                                               21,482       213,941      19,014       187,960
  Class R                                              190,318     1,906,607     183,616     1,823,904
-------------------------------------------------------------------------------------------------------
                                                     4,518,750    45,317,818   2,799,820    27,851,135
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (1,113,096)  (11,114,251)   (682,855)   (6,705,111)
  Class B                                             (128,817)   (1,296,962)   (107,874)   (1,074,892)
  Class B - automatic conversion to Class A shares     (24,537)     (247,480)         --            --
  Class C                                             (214,861)   (2,137,080)   (145,217)   (1,436,682)
  Class R                                             (497,060)   (4,987,016)   (436,177)   (4,323,354)
-------------------------------------------------------------------------------------------------------
                                                    (1,978,371)  (19,782,789) (1,372,123)  (13,540,039)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                              2,540,379  $ 25,535,029   1,427,697  $ 14,311,096
-------------------------------------------------------------------------------------------------------

                                                                   Massachusetts Insured
                                                    --------------------------------------------------
                                                           Year Ended                Year Ended
                                                             2/28/06                   2/28/05
                                                    ------------------------  ------------------------
                                                         Shares        Amount      Shares        Amount
-------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              543,865  $  5,623,345     304,562  $  3,188,735
  Class A - automatic conversion of Class B shares       6,094        63,188          --            --
  Class B                                               42,994       447,058      38,632       405,809
  Class C                                              120,680     1,251,961     116,200     1,209,824
  Class R                                               41,982       436,039      41,541       435,312
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                               55,641       577,553      59,189       616,815
  Class B                                                7,537        78,212       8,245        85,927
  Class C                                               19,070       197,813      26,113       271,800
  Class R                                              149,970     1,561,442     171,388     1,790,406
-------------------------------------------------------------------------------------------------------
                                                       987,833    10,236,611     765,870     8,004,628
-------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (309,080)   (3,205,325)   (305,258)   (3,210,446)
  Class B                                             (101,268)   (1,052,706)    (69,357)     (735,971)
  Class B - automatic conversion to Class A shares      (6,090)      (63,188)         --            --
  Class C                                             (332,890)   (3,446,340)   (196,226)   (2,051,779)
  Class R                                             (326,623)   (3,401,176)   (452,101)   (4,719,623)
-------------------------------------------------------------------------------------------------------
                                                    (1,075,951)  (11,168,735) (1,022,942)  (10,717,819)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                                (88,118) $   (932,124)   (257,072) $ (2,713,191)
-------------------------------------------------------------------------------------------------------


----
23

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended February 28, 2006, were as follows:

                                                   Massachusetts
                                     Massachusetts       Insured
                ------------------------------------------------
                Purchases              $36,586,295   $12,043,348
                Sales and maturities    11,642,619    15,856,306
                ------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At February 28, 2006, the cost of investments was as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Cost of investments  $144,138,122   $83,484,091
                -----------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2006, were as follows:

                                                                         Massachusetts
                                                          Massachusetts        Insured
---------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                               $5,920,788     $3,641,785
  Depreciation                                                 (214,701)       (76,236)
---------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments    $5,706,087     $3,565,549
---------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at February 28, 2006, were as follows:

                                                             Massachusetts
                                               Massachusetts       Insured
     ---------------------------------------------------------------------
     Undistributed net tax-exempt income*           $263,286      $252,551
     Undistributed net ordinary income**                  --         2,043
     Undistributed net long-term capital gains            --       263,501
     ---------------------------------------------------------------------

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 9, 2006, paid on March 1, 2006.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended February 28, 2006, and February 28, 2005, was designated for purposes of the dividends paid deduction as follows:

                                                                 Massachusetts
 2006                                              Massachusetts       Insured
 -----------------------------------------------------------------------------
 Distributions from net tax-exempt income             $5,279,300    $3,240,754
 Distributions from net ordinary income**                 32,345        88,724
 Distributions from net long-term capital gains***       418,104       256,840
 -----------------------------------------------------------------------------

                                                                Massachusetts
   2005                                           Massachusetts       Insured
   --------------------------------------------------------------------------
   Distributions from net tax-exempt income          $4,700,459    $3,654,598
   Distributions from net ordinary income**                 906           622
   Distributions from net long-term capital gains            --       519,980
   --------------------------------------------------------------------------

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
*** The Funds designated as a long-term capital gain dividend, pursuant to
Internal Revenue Code Section 852(b)(3), the amount necessary to reduce    the
earnings and profits of the Funds related to net capital gain to zero for the tax period ended February 28, 2006.

Massachusetts elected to defer net realized losses from investments incurred from November 1, 2005 through February 28, 2006 ("post-October losses") in accordance with Federal income tax regulations. Post-October losses of $14,671 were treated as having arisen on the first day of the following fiscal year.


----
24

5. Management Fee and Other Transactions with Affiliates

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .3500%
              For the next $125 million                    .3375
              For the next $250 million                    .3250
              For the next $500 million                    .3125
              For the next $1 billion                      .3000
              For the next $3 billion                      .2750
              For net assets over $5 billion               .2500
              ---------------------------------------------------

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of February 28, 2006, the complex-level rate was .1886%.

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For Managed Assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .75% of the average daily net assets of Massachusetts and .975% of the average daily net assets of Massachusetts Insured. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.


----
25

During the fiscal year ended February 28, 2006, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                            Massachusetts
                                              Massachusetts       Insured
       ------------------------------------------------------------------
       Sales charges collected (unaudited)          $66,922       $48,512
       Paid to authorized dealers (unaudited)        58,507        41,659
       ------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2006, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                        Massachusetts
                                          Massachusetts       Insured
          -----------------------------------------------------------
          Commission advances (unaudited)       $36,944       $28,317
          -----------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2006, the Distributor retained such 12b-1 fees as follows:

                                                        Massachusetts
                                          Massachusetts       Insured
          -----------------------------------------------------------
          12b-1 fees retained (unaudited)       $63,099       $54,294
          -----------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2006, as follows:

                                                     Massachusetts
                                       Massachusetts       Insured
             -----------------------------------------------------
             CDSC retained (unaudited)        $8,291       $15,456
             -----------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 3, 2006, to shareholders of record on March 9, 2006, as follows:

                                                  Massachusetts
                                    Massachusetts       Insured
                -----------------------------------------------
                Dividend per share:
                  Class A                  $.0310        $.0320
                  Class B                   .0250         .0255
                  Class C                   .0265         .0270
                  Class R                   .0325         .0335
                -----------------------------------------------


----
26

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                             Investment Operations       Less Distributions
                          --------------------------- -----------------------                    -------


MASSACHUSETTS




                                           Net
                Beginning       Net  Realized/            Net                  Ending             Ending
                      Net   Invest- Unrealized        Invest-                     Net                Net
Year Ended          Asset      ment       Gain           ment  Capital          Asset     Total   Assets
February 28/29,     Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)    (000)
---------------------------------------------------------------------------------------------------------
Class A (9/94)
  2006             $10.09      $.39      $(.03) $ .36   $(.39)   $(.03) $(.42) $10.03      3.65% $72,519
  2005              10.13       .41       (.04)  0.37    (.41)      --   (.41)  10.09      3.75   45,302
  2004               9.98       .42        .16    .58    (.43)      --   (.43)  10.13      5.95   28,720
  2003               9.75       .45        .24    .69    (.46)      --   (.46)   9.98      7.27   21,751
  2002               9.70       .48        .07    .55    (.50)      --   (.50)   9.75      5.86   19,878
Class B (3/97)
  2006              10.11       .31       (.03)   .28    (.32)    (.03)  (.35)  10.04      2.80    5,989
  2005              10.15       .33       (.04)   .29    (.33)      --   (.33)  10.11      3.00    7,300
  2004              10.01       .35        .15    .50    (.36)      --   (.36)  10.15      5.07    7,976
  2003               9.77       .38        .25    .63    (.39)      --   (.39)  10.01      6.58    8,031
  2002               9.72       .41        .06    .47    (.42)      --   (.42)   9.77      4.96    6,588
Class C (10/94)
  2006              10.02       .33       (.03)   .30    (.34)    (.03)  (.37)   9.95      3.01   12,160
  2005              10.06       .35       (.04)   .31    (.35)      --   (.35)  10.02      3.21   11,160
  2004               9.92       .37        .14    .51    (.37)      --   (.37)  10.06      5.31   11,025
  2003               9.69       .40        .24    .64    (.41)      --   (.41)   9.92      6.73    9,703
  2002               9.64       .43        .06    .49    (.44)      --   (.44)   9.69      5.20    6,614
Class R (12/86)
  2006              10.07       .41       (.03)   .38    (.41)    (.03)  (.44)  10.01      3.84   61,177
  2005              10.11       .42       (.04)   .38    (.42)      --   (.42)  10.07      3.95   63,379
  2004               9.96       .44        .16    .60    (.45)      --   (.45)  10.11      6.16   65,483
  2003               9.73       .47        .24    .71    (.48)      --   (.48)   9.96      7.59   66,545
  2002               9.67       .50        .07    .57    (.51)      --   (.51)   9.73      5.96   69,034
---------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                  Ratios/Supplemental Data
                -------------------------------------------------------------------
                  Before Credit/         After          After Credit/
                  Reimbursement     Reimbursement(c)   Reimbursement(d)
MASSACHUSETTS   -----------------  -----------------  -----------------
                            Ratio              Ratio              Ratio
                           of Net             of Net             of Net
                          Invest-            Invest-            Invest-
                Ratio of     ment  Ratio of     ment  Ratio of     ment
                Expenses   Income  Expenses   Income  Expenses   Income
                      to       to        to       to        to       to
                 Average  Average   Average  Average   Average  Average  Portfolio
Year Ended           Net      Net       Net      Net       Net      Net   Turnover
February 28/29,   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-----------------------------------------------------------------------------------
Class A (9/94)
  2006               .88%    3.86%      .88%    3.86%      .86%    3.87%         9%
  2005               .91     4.06       .91     4.06       .91     4.06         11
  2004               .94     4.25       .94     4.25       .93     4.25         22
  2003               .95     4.62       .95     4.62       .94     4.63         14
  2002               .94     4.96       .94     4.96       .93     4.97         16
Class B (3/97)
  2006              1.64     3.09      1.64     3.09      1.62     3.11          9
  2005              1.66     3.30      1.66     3.30      1.65     3.31         11
  2004              1.68     3.49      1.68     3.49      1.68     3.50         22
  2003              1.70     3.87      1.70     3.87      1.69     3.88         14
  2002              1.69     4.21      1.69     4.21      1.68     4.22         16
Class C (10/94)
  2006              1.44     3.30      1.44     3.30      1.42     3.32          9
  2005              1.46     3.50      1.46     3.50      1.45     3.51         11
  2004              1.48     3.69      1.48     3.69      1.48     3.70         22
  2003              1.50     4.07      1.50     4.07      1.49     4.08         14
  2002              1.49     4.42      1.49     4.42      1.48     4.42         16
Class R (12/86)
  2006               .68     4.05       .68     4.05       .67     4.06          9
  2005               .71     4.25       .71     4.25       .70     4.26         11
  2004               .73     4.45       .73     4.45       .72     4.45         22
  2003               .75     4.83       .75     4.83       .74     4.84         14
  2002               .74     5.16       .74     5.16       .73     5.17         16
-----------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
27

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                   Investment Operations       Less Distributions
                                --------------------------- -----------------------                    -------


MASSACHUSETTS INSURED




                                                 Net
                      Beginning       Net  Realized/            Net                  Ending             Ending
                            Net   Invest- Unrealized        Invest-                     Net                Net
Year Ended                Asset      ment       Gain           ment  Capital          Asset     Total   Assets
February 28/29,           Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)    (000)
---------------------------------------------------------------------------------------------------------------
Class A (9/94)
        2006             $10.44      $.40      $(.04)  $.36   $(.39)   $(.04) $(.43) $10.37      3.48% $24,153
        2005              10.72       .41       (.21)   .20    (.42)    (.06)  (.48)  10.44      1.95   21,233
        2004              10.54       .43        .19    .62    (.44)      --   (.44)  10.72      6.03   21,179
        2003              10.36       .45        .23    .68    (.47)    (.03)  (.50)  10.54      6.74   23,212
        2002              10.30       .50        .07    .57    (.49)    (.02)  (.51)  10.36      5.67   16,970
Class B (3/97)
        2006              10.45       .32       (.04)   .28    (.31)    (.04)  (.35)  10.38      2.70    6,121
        2005              10.73       .33       (.21)   .12    (.34)    (.06)  (.40)  10.45      1.19    6,759
        2004              10.55       .35        .19    .54    (.36)      --   (.36)  10.73      5.24    7,183
        2003              10.37       .38        .23    .61    (.40)    (.03)  (.43)  10.55      5.94    6,361
        2002              10.31       .42        .07    .49    (.41)    (.02)  (.43)  10.37      4.87    3,574
Class C (9/94)
        2006              10.44       .34       (.05)   .29    (.33)    (.04)  (.37)  10.36      2.78    9,895
        2005              10.71       .35       (.20)   .15    (.36)    (.06)  (.42)  10.44      1.46   11,981
        2004              10.53       .37        .19    .56    (.38)      --   (.38)  10.71      5.43   12,879
        2003              10.35       .40        .22    .62    (.41)    (.03)  (.44)  10.53      6.14   12,935
        2002              10.28       .44        .08    .52    (.43)    (.02)  (.45)  10.35      5.17    5,940
Class R (12/86)
        2006              10.47       .42       (.04)   .38    (.41)    (.04)  (.45)  10.40      3.64   48,685
        2005              10.75       .43       (.21)   .22    (.44)    (.06)  (.50)  10.47      2.12   50,432
        2004              10.56       .45        .20    .65    (.46)      --   (.46)  10.75      6.30   54,344
        2003              10.38       .48        .22    .70    (.49)    (.03)  (.52)  10.56      6.91   56,496
        2002              10.31       .52        .08    .60    (.51)    (.02)  (.53)  10.38      5.95   54,719
---------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                        Ratios/Supplemental Data
                      -------------------------------------------------------------------
                        Before Credit/         After          After Credit/
                        Reimbursement     Reimbursement(c)   Reimbursement(d)
MASSACHUSETTS INSURED -----------------  -----------------  -----------------
                                  Ratio              Ratio              Ratio
                                 of Net             of Net             of Net
                                Invest-            Invest-            Invest-
                      Ratio of     ment  Ratio of     ment  Ratio of     ment
                      Expenses   Income  Expenses   Income  Expenses   Income
                            to       to        to       to        to       to
                       Average  Average   Average  Average   Average  Average  Portfolio
Year Ended                 Net      Net       Net      Net       Net      Net   Turnover
February 28/29,         Assets   Assets    Assets   Assets    Assets   Assets       Rate
-----------------------------------------------------------------------------------------
Class A (9/94)
        2006               .90%    3.79%      .90%    3.79%      .89%    3.81%        14%
        2005               .91     3.95       .91     3.95       .90     3.95         26
        2004               .93     4.11       .93     4.11       .92     4.12         36
        2003               .93     4.36       .93     4.36       .92     4.38         18
        2002               .95     4.78       .95     4.78       .92     4.81         23
Class B (3/97)
        2006              1.65     3.04      1.65     3.04      1.64     3.05         14
        2005              1.66     3.20      1.66     3.20      1.65     3.20         26
        2004              1.68     3.37      1.68     3.37      1.67     3.37         36
        2003              1.68     3.59      1.68     3.59      1.67     3.61         18
        2002              1.69     4.03      1.69     4.03      1.67     4.06         23
Class C (9/94)
        2006              1.45     3.24      1.45     3.24      1.44     3.25         14
        2005              1.46     3.40      1.46     3.40      1.45     3.40         26
        2004              1.48     3.56      1.48     3.56      1.47     3.57         36
        2003              1.48     3.79      1.48     3.79      1.47     3.81         18
        2002              1.49     4.25      1.49     4.25      1.46     4.27         23
Class R (12/86)
        2006               .70     3.99       .70     3.99       .69     4.00         14
        2005               .71     4.15       .71     4.15       .70     4.15         26
        2004               .73     4.31       .73     4.31       .72     4.32         36
        2003               .73     4.58       .73     4.58       .72     4.59         18
        2002               .75     4.98       .75     4.98       .73     5.00         23
-----------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the "Funds") at February 28, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the year ended
February 28, 2002 were audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in their report dated April 12, 2002.

PricewaterhouseCoopers LLP

Chicago, IL
April 20, 2006


----
29

                                     Notes

--------------------------------------------------------------------------------
30

                                     Notes

--------------------------------------------------------------------------------
31

                                     Notes

--------------------------------------------------------------------------------
32

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds' website at www.nuveen.com.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Funds       Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------
Trustee who is an interested person of the Funds:

---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994      Chairman (since 1996) and Director of Nuveen       161
3/28/49                     Board and                     Investments, Inc., Nuveen Investments, LLC,
333 W. Wacker Drive         Trustee                       Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(4); Director
                                                          (since 1996) of Institutional Capital
                                                          Corporation; Chairman and Director (since
                                                          1997) of Nuveen Asset Management; Chairman
                                                          and Director of Rittenhouse Asset
                                                          Management, Inc. (since 1999); Chairman of
                                                          Nuveen Investments Advisers Inc. (since
                                                          2002).

Trustees who are not interested persons of the Funds:

---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997      Private Investor and Management Consultant.        161
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (since 1989) as Senior Vice                161
7/29/34                                                   President of The Northern Trust Company;
333 W. Wacker Drive                                       Director (since 2002) Community Advisory
Chicago, IL 60606                                         Board for Highland Park and Highwood, United
                                                          Way of the North Shore.


---------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999      President, The Hall-Perrine Foundation, a          161
10/22/48                                                  private philanthropic corporation (since
333 W. Wacker Drive                                       1996); Director and Vice Chairman, United
Chicago, IL 60606                                         Fire Group, a publicly held company; Adjunct
                                                          Faculty Member, University of Iowa;
                                                          Director, Gazette Companies; Life Trustee of
                                                          Coe College and Iowa College Foundation;
                                                          formerly, Director, Alliant Energy;
                                                          formerly, Director, Federal Reserve Bank of
                                                          Chicago; formerly, President and Chief
                                                          Operating Officer, SCI Financial Group,
                                                          Inc., a regional financial services firm.


---------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004      Dean and Distinguished Professor of Finance,       161
3/6/48                                                    School of Business at the University of
333 W. Wacker Drive                                       Connecticut (since 2002); previously, Senior
Chicago, IL 60606                                         Vice President and Director of Research at
                                                          the Federal Reserve Bank of Chicago
                                                          (1995-2003); Director (since 1997), Credit
                                                          Research Center at Georgetown University;
                                                          Director (since 2004) of Xerox Corporation;
                                                          Director, SS&C Technologies, Inc. (May
                                                          2005-October 2005).


---------------------------------------------------------------------------------------------------------------------
David J. Kundert            Trustee             2005      Retired (since 2004) as Chairman, JPMorgan         159
10/28/42                                                  Fleming Asset Management, President and CEO,
333 W. Wacker Drive                                       Banc One Investment Advisors Corporation,
Chicago, IL 60606                                         and President, One Group Mutual Funds; prior
                                                          thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One
                                                          Investment Management Group; Board of
                                                          Regents, Luther College; member of the
                                                          Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Gardens.

----
33

================================================================================

                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate            Held with       Elected or   Including other Directorships                  Overseen by
and Address          the Funds      Appointed (2) During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee            1997      Chairman of Miller-Valentine Partners Ltd.,        161
9/24/44                                           a real estate investment company; formerly,
333 W. Wacker Drive                               Senior Partner and Chief Operating Officer
Chicago, IL 60606                                 (retired December 2004) of Miller-Valentine
                                                  Group; formerly, Vice President,
                                                  Miller-Valentine Realty; Chair of the
                                                  Finance Committee and member of the Audit
                                                  Committee of Premier Health Partners, the
                                                  not-for-profit company of Miami Valley
                                                  Hospital; Vice President, Dayton
                                                  Philharmonic Orchestra Association; Board
                                                  Member, Regional Leaders Forum, which
                                                  promotes cooperation on economic development
                                                  issues; Director, Dayton Development
                                                  Coalition; formerly, Member, Community
                                                  Advisory Board, National City Bank, Dayton,
                                                  Ohio and Business Advisory Council,
                                                  Cleveland Federal Reserve Bank.


-------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee            1997      Executive Director, Gaylord and Dorothy            161
12/29/47                                          Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                               thereto, Executive Director, Great Lakes
Chicago, IL 60606                                 Protection Fund (from 1990 to 1994).


-------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee            2005      Senior Vice President for Business and             161
1/22/50                                           Finance, Northwestern University (since
333 W. Wacker Drive                               1997); Director (since 2003), Chicago Board
Chicago, IL 60606                                 Options Exchange; Director (since 2003),
                                                  National Mentor Holdings, a privately-held,
                                                  national provider of home and
                                                  community-based services; Chairman (since
                                                  1997), Board of Directors, Rubicon, a pure
                                                  captive insurance company owned by
                                                  Northwestern University; Director (since
                                                  1997), Evanston Chamber of Commerce and
                                                  Evanston Inventure, a business development
                                                  organization.
                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First                                                 Fund Complex
Birthdate            Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed (3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------
Officers of the Funds:


-------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief              1988      Managing Director (since 2002), Assistant          161
9/9/56               Administrative               Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                      formerly, Vice President and Assistant
Chicago, IL 60606                                 General Counsel, of Nuveen Investments, LLC;
                                                  Managing Director (2002-2004), General
                                                  Counsel (1998-2004) and Assistant Secretary,
                                                  formerly, Vice President of Nuveen Advisory
                                                  Corp. and Nuveen Institutional Advisory
                                                  Corp.(4); Managing Director (since 2002) and
                                                  Assistant Secretary and Associate General
                                                  Counsel, formerly, Vice President (since
                                                  1997), of Nuveen Asset Management; Managing
                                                  Director (since 2004) and Assistant
                                                  Secretary (since 1994) of Nuveen
                                                  Investments, Inc.; Assistant Secretary of
                                                  NWQ Investment Management Company, LLC.
                                                  (since 2002); Vice President and Assistant
                                                  Secretary of Nuveen Investments Advisers
                                                  Inc. (since 2002); Managing Director,
                                                  Associate General Counsel and Assistant
                                                  Secretary of Rittenhouse Asset Management,
                                                  Inc. (since 2003); Chartered Financial
                                                  Analyst.


-------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President     2004      Managing Director (since 2005), formerly           161
9/22/63                                           Vice President (since 2002); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 2000) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Chartered Financial
                                                  Analyst.


-------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President     2000      Vice President (since 2002), formerly,             161
2/3/66               and Assistant                Assistant Vice President (since 2000) of
333 W. Wacker Drive  Secretary                    Nuveen Investments, LLC.
Chicago, IL 60606

----
34

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                 Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate             Held with       Elected or   Including other Directorships                  Overseen by
and Address           the Funds      Appointed (3) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President     1999      Vice President of Nuveen Investments, LLC          161
11/28/67              and Treasurer                (since 1999); Vice President and Treasurer
333 W. Wacker Drive                                (since 1999) of Nuveen Investments, Inc.;
Chicago, IL 60606                                  Vice President and Treasurer (1999-2004) of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp.(4); Vice
                                                   President and Treasurer of Nuveen Asset
                                                   Management (since 2002) and of Nuveen
                                                   Investments Advisers Inc. (since 2002);
                                                   Assistant Treasurer of NWQ Investment
                                                   Management Company, LLC. (since 2002); Vice
                                                   President and Treasurer of Nuveen
                                                   Rittenhouse Asset Management, Inc. (since
                                                   2003); Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
John N. Desmond       Vice President     2005      Vice President, Director of Investment             161
8/24/61                                            Operations, Nuveen Investments, LLC (since
333 W. Wacker Drive                                January 2005); formerly, Director, Business
Chicago, IL 60606                                  Manager, Deutsche Asset Management
                                                   (2003-2004), Director, Business Development
                                                   and Transformation, Deutsche Trust Bank
                                                   Japan (2002-2003); previously, Senior Vice
                                                   President, Head of Investment Operations and
                                                   Systems, Scudder Investments Japan,
                                                   (2000-2002), Senior Vice President, Head of
                                                   Plan Administration and Participant
                                                   Services, Scudder Investments (1995-2002).


--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     1998      Vice President (since 2002), Assistant             161
9/24/64               and Secretary                Secretary and Assistant General Counsel
333 W. Wacker Drive                                (since 1998) formerly, Assistant Vice
Chicago, IL 60606                                  President (since 1998) of Nuveen
                                                   Investments, LLC; Vice President (2002-2004)
                                                   and Assistant Secretary (1998-2004)
                                                   formerly, Assistant Vice President of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); Vice President and
                                                   Assistant Secretary (since 2005) of Nuveen
                                                   Asset Management.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998      Managing Director (since 2004), formerly,          161
10/24/45                                           Vice President of Nuveen Investments, LLC,
333 W. Wacker Drive                                Managing Director (2004) formerly, Vice
Chicago, IL 60606                                  President (1998-2004) of Nuveen Advisory
                                                   Corp. and Nuveen Institutional Advisory
                                                   Corp.(4); Managing Director (since 2005) of
                                                   Nuveen Asset Management.


--------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995      Managing Director (since 2002), formerly,          161
3/2/64                                             Vice President of Nuveen Investments;
333 W. Wacker Drive                                Managing Director (1997-2004) of Nuveen
Chicago, IL 60606                                  Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); Managing Director of
                                                   Nuveen Asset Management (since 2001); Vice
                                                   President of Nuveen Investments Advisers
                                                   Inc. (since 2002); Chartered Financial
                                                   Analyst.


--------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998      Vice President (since 1993) and Funds              161
5/31/54               and Controller               Controller (since 1998) of Nuveen
333 W. Wacker Drive                                Investments, LLC; formerly, Vice President
Chicago, IL 60606                                  and Funds Controller (1998-2004) of Nuveen
                                                   Investments, Inc.; Certified Public
                                                   Accountant.


--------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President     2004      Vice President and Deputy Director of              161
4/13/56               and Chief                    Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                   Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                      Advisers Inc., Nuveen Asset Management and
                                                   Rittenhouse Asset Management, Inc.;
                                                   previously, Vice President and Deputy
                                                   Director of Compliance (2004) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); formerly, Senior Attorney
                                                   (1994-2004), The Northern Trust Company.


--------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000      Vice President (since 2000) of Nuveen              161
3/22/63                                            Investments, LLC; Certified Public
333 W. Wacker Drive                                Accountant.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002      Vice President of Nuveen Investments, LLC          161
8/27/61                                            (since 1999).
333 W. Wacker Drive
Chicago, IL 60606

----
35

================================================================================

                                                                                                 Number of
                                                                                               Portfolios in
Name,               Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate           Held with       Elected or   Including other Directorships                  Overseen by
and Address         the Funds      Appointed (3) During Past 5 Years                              Trustee
------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988      Vice President, Assistant Secretary and            161
7/27/51             and Assistant                Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                    Investments, LLC; formerly, Vice President
Chicago, IL 60606                                and Assistant Secretary of Nuveen Advisory
                                                 Corp. and Nuveen Institutional Advisory
                                                 Corp.(4); Vice President (since 2005) and
                                                 Assistant Secretary of Nuveen Investments,
                                                 Inc.; Vice President (since 2005) and
                                                 Assistant Secretary (since 1997) of Nuveen
                                                 Asset Management; Vice President (since
                                                 2000), Assistant Secretary and Assistant
                                                 General Counsel (since 1998) of Rittenhouse
                                                 Asset Management, Inc.; Vice President and
                                                 Assistant Secretary of Nuveen Investments
                                                 Advisers Inc. (since 2002); Assistant
                                                 Secretary of NWQ Investment Management
                                                 Company, LLC (since 2002).




(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
36

--------------------------------------------------------------------------------
  Fund Information
================================================================================


Fund Manager            Legal Counsel                     Transfer Agent and
Nuveen Asset Management Chapman and Cutler LLP            Shareholder Services
333 West Wacker Drive   Chicago, IL                       Boston Financial
Chicago, IL 60606                                         Data Services, Inc.
                        Independent Registered            Nuveen Investor Services
                        Public Accounting Firm            P.O. Box 8530
                        PricewaterhouseCoopers LLP        Boston, MA 02266-8530
                        Chicago, IL                       (800) 257-8787

                        Custodian
                        State Street Bank & Trust Company
                        Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions. Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
37

                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $136 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds NWQ, specializing in global value equities; Rittenhouse, focused on "blue-chip" growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

..  Share prices

..  Fund details

..  Daily financial news

..  Investor education

[LOGO] Nuveen Investments

MAN-MA-0206D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust's auditor, billed to the Trust during the Trust's last two full fiscal years. For engagements with PricewaterhouseCoopers LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

              SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE TRUST


Fiscal Year Ended                             Audit Fees Billed   Audit-Related Fees      Tax Fees       All Other Fees
February 28, 2006                                 to Funds         Billed to Funds    Billed to Funds   Billed to Funds
------------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
California Municipal Bond Fund                        11,918                    0               1,315                0
California Insured Municipal Bond Fund                11,724                    0               1,304                0
New York Municipal Bond Fund                          13,616                    0               1,427                0
New York Insured Municipal Bond Fund                  14,121                    0               1,453                0
Massachusettes Municipal Bond Fund                     8,700                    0               1,101                0
Massachusettes Insured Municipal Bond Fund             7,838                    0               1,060                0
Connecticut Municipal Bond Fund                       12,424                    0               1,346                0
New Jersey Municipal Bond Fund                         9,676                    0               1,176                0
                                              --------------------------------------------------------------------------
   Total                                          $   90,017      $             0     $        10,182   $            0



                                                      Percentage Approved Pursuant to Pre-approval Exception
                                              --------------------------------------------------------------------------
                                              Audit Fees Billed   Audit-Related Fees      Tax Fees       All Other Fees
                                                  to Funds         Billed to Funds    Billed to Funds   Billed to Funds
------------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
California Municipal Bond Fund                             0                    0                   0                0
California Insured Municipal Bond Fund                     0                    0                   0                0
New York Municipal Bond Fund                               0                    0                   0                0
New York Insured Municipal Bond Fund                       0                    0                   0                0
Massachusettes Municipal Bond Fund                         0                    0                   0                0
Massachusettes Insured Municipal Bond Fund                 0                    0                   0                0
Connecticut Municipal Bond Fund                            0                    0                   0                0
New Jersey Municipal Bond Fund                             0                    0                   0                0

The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.


Fiscal Year Ended                             Audit Fees Billed   Audit-Related Fees      Tax Fees       All Other Fees
February 28, 2005                                 to Funds          Billed to Funds   Billed to Funds   Billed to Funds
----------------------------------------------------------------------------------------- ------------------------------
Name of Series
--------------
California Municipal Bond Fund                        12,336                    0                 822                0
California Insured Municipal Bond Fund                12,510                    0                 828                0
New York Municipal Bond Fund                          14,431                    0               1,067                0
New York Insured Municipal Bond Fund                  15,291                    0               1,164                0
Massachusettes Municipal Bond Fund                     8,543                    0                 353                0
Massachusettes Insured Municipal Bond Fund             8,107                    0                 290                0
Connecticut Municipal Bond Fund                       13,288                    0                 923                0
New Jersey Municipal Bond Fund                        10,155                    0                 534                0
                                                     -------------------------- ----------------------------------------
   Total                                          $   94,661      $             0     $         5,981   $            0



                                                      Percentage Approved Pursuant to Pre-approval Exception
                                              --------------------------------------------------------------------------
                                              Audit Fees Billed   Audit-Related Fees     Tax Fees        All Other Fees
                                                  to Funds          Billed to Funds   Billed to Funds   Billed to Funds
------------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
California Municipal Bond Fund                             0                    0                   0                0
California Insured Municipal Bond Fund                     0                    0                   0                0
New York Municipal Bond Fund                               0                    0                   0                0
New York Insured Municipal Bonf Fund                       0                    0                   0                0
Massachusettes Municipal Bond Fund                         0                    0                   0                0
Massachusettes Insured Municipal Bond Fund                 0                    0                   0                0
Connecticut Municipal Bond Fund                            0                    0                   0                0
New Jersey Municipal Bond Fund                             0                    0                   0                0

The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.


                 SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Trust ("Affiliated Fund Service Provider"), for engagements directly related to the Trust's operations and financial reporting, during the Trust's last two full fiscal years.

                                   Audit-Related Fees     Tax Fees Billed to     All Other Fees
                                  Billed to Adviser and      Adviser and       Billed to Adviser
Fiscal Year Ended                   Affiliated Fund         Affiliated Fund    and Affiliated Fund
February 28, 2006                  Service Providers       Service Providers    Service Providers
--------------------------------------------------------------------------------------------------
Nuveen Multistate Trust II        $                   0   $          130,000   $                 0


                                         Percentage Approved Pursuant to Pre-approval Exception
                                  ------------------------------------------------------------------
                                   Audit-Related Fees     Tax Fees Billed to     All Other Fees
                                  Billed to Adviser and      Adviser and       Billed to Adviser
                                    Affiliated Fund        Affiliated Fund     and Affiliated Fund
                                  Service Providers      Service Providers      Service Providers
                                  ------------------------------------------------------------------
                                                      0%                   0%                    0%

The above "Tax Fees" are fees billed to the Adviser for Nuveen Open-End and Closed-End Funds tax return preparation.

                                   Audit-Related Fees     Tax Fees Billed to     All Other Fees
                                  Billed to Adviser and       Adviser and       Billed to Adviser
Fiscal Year Ended                    Affiliated Fund        Affiliated Fund    and Affiliated Fund
February 28, 2005                   Service Providers     Service Providers/1/  Service Providers
------------------------------------------------------------------------------------------------------
Nuveen Multistate Trust II        $                 0     $           49,500   $                 0



                                         Percentage Approved Pursuant to Pre-approval Exception
                                  --------------------------------------------------------------------
                                   Audit-Related Fees     Tax Fees Billed to     All Other Fees
                                  Billed to Adviser and       Adviser and       Billed to Adviser
                                     Affiliated Fund        Affiliated Fund    and Affiliated Fund
                                    Service Providers      Service Providers    Service Providers
                                  --------------------------------------------------------------------
                                                    0%                     0%                    0%

/1/ The "Tax Fees Billed to Adviser and Affiliated Fund Service Providers" has been revised for the period ending 2/28/05 and are fees billed to the Adviser for the Nuveen-Open End and Closed-End Funds tax return preparation.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Trust's audit is completed.

                               NON-AUDIT SERVICES

The following tables show the amount of fees that PricewaterhouseCoopers LLP billed during the Trust's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement relates directly to the Trust's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Trust's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP's independence.

                                                                    Total Non-Audit Fees
                                                                    billed to Adviser and
                                                                   Affiliated Fund Service      Total Non-Audit Fees
                                                                    Providers (engagements     billed to Adviser and
                                                                   related directly to the    Affiliated Fund Service
Fiscal Year Ended                           Total Non-Audit Fees   operations and financial     Providers (all other
February 28, 2006                             Billed to Trust      reporting of the Trust)          engagements)           Total
----------------------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
California Municipal Bond Fund                             1,315                    130,000                       0        131,315
California Insured Municipal Bond Fund                     1,304                    130,000                       0        131,304
New York Municipal Bond Fund                               1,427                    130,000                       0        131,427
New York Insured Municipal Bond Fund                       1,453                    130,000                       0        131,453
Massachusettes Municipal Bond Fund                         1,101                    130,000                       0        131,101
Massachusettes Insured Municipal Bond Fund                 1,060                    130,000                       0        131,060
Connecticut Municipal Bond Fund                            1,346                    130,000                       0        131,346
New Jersey Municipal Bond Fund                             1,176                    130,000                       0        131,176
                                             -------------------------------------------------------------------------------------
   Total                                     $            10,182

The above "Non-Audit Fees billed to Adviser" for 2006 include "Tax Fees" billed to Adviser in the amount of $130,000 from previous table.


                                                                     Total Non-Audit Fees
                                                                     billed to Adviser and
                                                                    Affiliated Fund Service      Total Non-Audit Fees
                                                                     Providers (engagements     billed to Adviser and
                                                                    related directly to the    Affiliated Fund Service
Fiscal Year Ended                           Total Non-Audit Fees    operations and financial     Providers (all other
February 28, 2005                             Billed to Trust       reporting of the Trust)/1/      engagements)           Total
----------------------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
California Municipal Bond Fund                               822                    49,500                        0         50,322
California Insured Municipal Bond Fund                       828                    49,500                        0         50,328
New York Municipal Bond Fund                               1,067                    49,500                        0         50,567
New York Insured Municipal Bond Fund                       1,164                    49,500                        0         50,664
Massachusettes Municipal Bond Fund                           353                    49,500                        0         49,853
Massachusettes Insured Municipal Bond Fund                   290                    49,500                        0         49,790
Connecticut Municipal Bond Fund                              923                    49,500                        0         50,423
New Jersey Municipal Bond Fund                               534                    49,500                        0         50,034
                                             -------------------------------------------------------------------------------------
   Total                                     $             5,981

/1/ The "Total Non-Audit Fees billed to Adviser and Affiliated Fund Service
Providers" has been revised for the period ending 2/28/05 from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust's independent accountants and (ii) all audit and non-audit services to be performed by the Trust's independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

During this reporting period, the registrant's Board of Trustees implemented a change to the procedures by which shareholders may recommend nominees to the registrant's board of trustees by amending the registrant's by-laws to include a provision specifying the date by which shareholder nominations for election as trustee at a subsequent meeting must be submitted to the registrant. Shareholders must deliver or mail notice to the registrant not less than forty-five days nor more than sixty days prior to the first anniversary date of the date on which the registrant first mailed its proxy materials for the prior year's annual meeting; provided, however, if an only if the annual meeting is not scheduled to be held within a period that commences thirty days before the first anniversary date of the annual meeting for the preceding year and ends thirty days after such anniversary date (an annual meeting date outside such period being referred to as an "Other Annual Meeting Date" hereafter), the shareholder notice must be given no later than the close of business on the date forty-five days prior to such Other Annual Meeting Date or the tenth business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. The shareholder's notice must be in writing and set forth the name, age, date of birth, business address, residence address and nationality of the person(s) being nominated and the class or series, number of all shares of the registrant owned of record or beneficially be each such person(s), any other information regarding such person required by
Item 401 of Regulation S-K or Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended, any other information regarding the person(s) to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees, and whether such shareholder believes any nominee is or will be an "interested person" as that term is defined in the Investment Company Act of 1940, as amended) of the registrant or sufficient information to enable the registrant to make that determination and the written and signed consent of the person(s) to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Investors Resources drop down menu box, click on Fund governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust II
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date May 5, 2006
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date May 5, 2006
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By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date May 5, 2006
     ----------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.